As Filed with the Securities and Exchange Commission on August 8, 2008

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 X

Pre-Effective Amendment No. __ [ ]

Post-Effective Amendment No. __ [ ]

DWS VALUE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

212-454-6778

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (par value $0.01 per share) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Equity Partners Fund, Inc.

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM”, as defined on page 3 in the enclosed Prospectus/Proxy Statement) is proposing to merge DWS Equity Partners Fund into DWS Large Cap Value Fund.

You are being asked to vote on the proposal to merge DWS Equity Partners Fund into DWS Large Cap Value Fund.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DeAM believes the proposed merger is in the best interest of the Fund for several reasons. DeAM believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than DWS Equity Partners Fund currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DeAM to consolidate overlapping fund products. The investment strategy that DWS Equity Partners Fund currently employs is similar to the current investment strategy of DWS Large Cap Value Fund. Due to this similarity, DeAM does not anticipate the need for DWS Equity Partners Fund to engage in any significant rebalancing of its investment portfolio in anticipation of the proposed merger. Accordingly, DeAM proposed the merger of DWS Equity Partners Fund into DWS Large Cap Value Fund.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. However, the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of DWS Large Cap Value Fund, which will probably be different from the net asset value per share of DWS Equity Partners Fund.

Q When would the merger take place?

A If approved, the merger would occur on or about __________, 2008, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

•	Through the Internet, by going to the website listed on your proxy card;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or
•	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system?

A Yes. You will be able to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-866-612-1828.

DWS EQUITY PARTNERS FUND, INC.

A Message from the President

________________________, 2008

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Equity Partners Fund, Inc. (“Equity Partners Fund”). While you are, of course, welcome to join us at the Equity Partners Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Partners Fund to DWS Large Cap Value Fund (“Large Cap Fund”), in exchange for shares of Large Cap Fund and the assumption by Large Cap Fund of all the liabilities of Equity Partners Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Equity Partners Fund in complete liquidation and termination of Equity Partners Fund.

Deutsche Asset Management (or “DeAM” as defined on page 3 of the enclosed Prospectus/Proxy Statement) has proposed the merger of Equity Partners Fund into Large Cap Fund because it believes that the merger will benefit shareholders of Equity Partners Fund by providing a tax-free method to transition into a Fund that has similar investment objectives and a more favorable performance track record. DeAM also believes that shareholders of Equity Partners Fund will benefit from a larger pool of assets in the combined fund which should result in improved economies of scale and estimated expense ratios that are expected to be lower than the current expense ratios of Equity Partners Fund. The Board of Directors of Equity Partners Fund has approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Equity Partners Fund’s participation in the proposed merger would be in the best interests of Equity Partners Fund and would not dilute the interests of its existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2008.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and
•	A Prospectus/Proxy Statement, which provides detailed information on Large Cap Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Equity Partners Fund’s proxy solicitor, at 1-866-612-1828 or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

/s/Michael Clark

Michael Clark

President

DWS Equity Partners Fund, Inc.

DWS EQUITY PARTNERS FUND, INC.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of DWS Equity Partners Fund, Inc. (“Equity Partners Fund”):

A Special Meeting of Shareholders of Equity Partners Fund will be held October 21, 2008 at 3:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Partners Fund to DWS Large Cap Value Fund (“Large Cap Fund”), in exchange for shares of Large Cap Fund and the assumption by Large Cap Fund of all the liabilities of Equity Partners Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Equity Partners Fund in complete liquidation and termination of Equity Partners Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Equity Partners Fund at the close of business on August 26, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting to a designated time, not more than 120 days after the record date, without notice with respect to the proposal to be considered, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at, or receive notice of, the Meeting.

By order of the Board of Directors

/s/John Millette

John Millette

Secretary

_____________________________, 2008

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.         Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.         All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS EQUITY PARTNERS FUND, INC.

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendation on page ____.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., DWS Equity Partners Fund’s proxy solicitor, at the special toll-free number we have set up for you 1-866-612-1828 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

_____________________, 2008

Acquisition of the assets of:	By and in exchange for shares of:

DWS Equity Partners Fund, Inc. 345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B and C Shares) 800-730-1313 (Institutional Class Shares)	DWS Large Cap Value Fund, a series of DWS Value Series, Inc. 345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B and C Shares) 800-730-1313 (Institutional Class Shares)

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Equity Partners Fund, Inc. (“Equity Partners Fund”) into DWS Large Cap Value Fund (“Large Cap Fund”). Equity Partners Fund and Large Cap Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Equity Partners Fund will receive a number of full and fractional shares of the corresponding class of Large Cap Fund equal in aggregate value as of the Valuation Time (as defined below on page ____________) to the aggregate value of such shareholder’s Equity Partners Fund shares.

This Prospectus/Proxy Statement is being mailed on or about __________, 2008. It explains concisely what you should know before voting on the matter described herein or investing in Large Cap Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Large Cap Fund dated March 1, 2008, as supplemented from time to time, for Class A, B and C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;
(ii)

the prospectus of Large Cap Fund dated March 1, 2008, as supplemented from time to time, for Institutional Class shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Equity Partners Fund dated October 1, 2007, as supplemented from time to time, for Class A, B and C shares;
(iv)	the prospectus of Equity Partners Fund dated October 1, 2007, as supplemented from time to time, for Institutional Class shares;
(v)	the statement of additional information of Equity Partners Fund dated October 1, 2007, as supplemented from time to time, for Class A, B, C and Institutional Class shares;
(vi)	the statement of additional information relating to the proposed merger, dated __________2008 (the “Merger SAI”); and
(vii)	the audited financial statements and related independent registered public accounting firm’s report for Equity Partners Fund contained in the Annual Report for the fiscal year ended May 31, 2008.

No other parts of Equity Partners Fund’s Annual Report are incorporated by reference herein.

The financial highlights for Large Cap Fund contained in the Semi-Annual Report to shareholders for the period ended May 31, 2008, are attached to this Prospectus/Proxy Statement as Exhibit B.

Shareholders may get free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (1-800-730-1313 for Institutional Class shares).

Like shares of Equity Partners Fund, shares of Large Cap Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Equity Partner Fund’s proxy solicitor, at 1-866-612-1828, or contact your financial advisor.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Equity Partners Fund is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which is referred to herein as a merger of Equity Partners Fund into Large Cap Fund. If approved by shareholders, all of the assets of Equity Partners Fund will be transferred to Large Cap Fund solely in exchange for the issuance and delivery to Equity Partners Fund of shares of Large Cap Fund (“Merger Shares”) with a value equal to the value of Equity Partners Fund’s assets net of liabilities and for the assumption by Large Cap Fund of all the liabilities of Equity Partners Fund. All Merger Shares delivered to Equity Partners Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Equity Partners Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my shares of Equity Partners Fund as a result of the merger?

Your shares of Equity Partners Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Large Cap Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page ___).

3.	Why has the Board of Equity Partners Fund recommended that shareholders approve the merger?

Deutsche Asset Management (“DeAM”) advised the Board of Equity Partners Fund that it believes the proposed merger is in the best interest of the Fund for several reasons. DeAM believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than Equity Partners Fund currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DeAM to consolidate overlapping fund products. The investment strategy that Equity Partners Fund currently employs is similar to the current investment strategy of Large Cap Value Fund. Due to this similarity, DeAM does not anticipate the need for Equity Partners Fund to engage in any significant rebalancing of its investment portfolio in anticipation of the proposed merger. In determining to recommend that shareholders of Equity Partners Fund approve the merger, the Board considered, among others, the following factors:

•	Similarities and differences between Equity Partner Fund’s and Large Cap Fund’s investment strategies.
•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Equity Partners Fund.
•	The estimated operating expense ratios of the combined fund are expected to be lower than the current operating expense ratios of Equity Partners Fund.

The Board has concluded that: (1) the merger is in the best interests of Equity Partners Fund and (2) the interests of the existing shareholders of Equity Partners Fund will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page____) effecting the merger. For a complete discussion of the Board’s considerations please see “Information About the Proposed Merger—Background and Board’s Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

While not identical, the two Funds have similar investment objectives and techniques. Equity Partners Fund seeks long-term growth of capital and, secondarily, current income. Under normal circumstances, Equity Partners Fund invests at least 80% of assets in a diversified portfolio of common stocks. The Fund’s portfolio management team tries to identify common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow or asset values. In evaluating a stock’s potential, they also consider other factors such as historical earnings growth, industry position, the strength of management and management’s commitment to the interests of their shareholders. While the Fund does not limit its investments to issuers in a particular capitalization range, the portfolio mangers currently focus on securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints. Although it is not a principal investment strategy for the Fund, Equity Partners Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. In particular, the Fund may use futures and options. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

Large Cap Fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, Large Cap Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of May 31, 2008, the Russell 1000 Value Index had a median market capitalization of $__.__ billion) and that the portfolio manager believes are undervalued. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors, and may invest more than 25% of total assets in a single sector. The Fund may invest up to 20% of total assets in foreign securities. The Fund’s investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Although it is not a principal investment strategy for the Fund, Large Cap Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. In particular, the Fund may use futures, currency options and forward currency transactions. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of May 31, 2008, and DeAM’s estimation of the portfolio composition of Large Cap Fund assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund)

	Equity Partners Fund	Large Cap Fund	Large Cap Fund—Estimated (assuming consummation of merger)(1)
Consumer Discretionary	4.1%	4.1%	4.1%
Consumer Staples	9.2%	9.0%	9.0%
Energy	25.0%	28.4%	28.1%
Financials	16.0%	14.4%	14.6%
Health Care	7.8%	7.9%	7.9%
Industrials	6.2%	6.2%	6.2%
Information Technology	9.6%	2.9%	3.5%
Materials	5.5%	5.8%	5.7%
Telecommunication Services	4.4%	4.2%	4.2%
Utilities	10.8%	12.2%	12.1%
Cash Equivalents	1.4%	4.9%	4.6%
Total	100.0%	100.0%	100.0%

___________________

(1)

Reflects DeAM’s estimation of the portfolio composition of Large Cap Fund subsequent to the merger. There can be no assurance as to actual portfolio composition of Large Cap Fund subsequent to the merger.

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended May 31, 2008 and the pro forma estimated expense ratios of Large Cap Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A	Class B	Class C	Inst Class
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price) Equity Partners Fund	5.75%(1)	None	None	None
Large Cap Fund	5.75%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds) Equity Partners Fund	None(2)	4.00%	1.00%	None
Large Cap Fund	None(2)	4.00%	1.00%	None
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3) Equity Partners Fund	2.00%	2.00%	2.00%	2.00%
Large Cap Fund	2.00%	2.00%	2.00%	2.00%

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted.
(2)

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

(3)	This fee is charged on all applicable redemptions or exchanges.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of Equity Partners Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments	Net Annual Fund Operating Expenses
Equity Partners Fund
Class A	0.71%	0.23%	0.31%(1)	1.25%	—	1.25%
Class B	0.71%	1.00%	0.47%(1)	2.18%	0.08%(2)	2.10%
Class C	0.71%	1.00%	0.35%(1)	2.06%	—	2.06%
Institutional Class	0.71%	None	0.20%(1)	0.91%	—	0.91%
Large Cap Fund
Class A	0.42%	0.24%	0.39%(1)	1.05%	—	1.05%
Class B	0.42%	1.00%	0.47%(1)	1.89%	—	1.89%
Class C	0.42%	1.00%	0.39%(1)	1.81%	—	1.81%
Institutional Class	0.42%	None	0.17%(1)	0.59%	—	0.59%
Large Cap Fund (Pro forma combined)
Class A	0.42%	0.24%	0.30%(1)(3)	0.96%	—	0.96%
Class B	0.42%	1.00%	0.41%(1)(3)	1.83%	—	1.83%
Class C	0.42%	1.00%	0.32%(1)(3)	1.74%	—	1.74%
Institutional Class	0.42%	None	0.15%(1)(3)	0.57%	—	0.57%

(1)

Includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

(2)

Through September 30, 2008, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.10% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(3)	Other expenses are estimated, accounting for the effect of the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Equity Partners Fund
Assuming you sold your shares at the end of each period.
Class A	$695	$949	$1,222	$1,999
Class B	$613	$974	$1,362	$2,054
Class C	$309	$646	$1,108	$2,390
Institutional Class	$93	$290	$504	$1,120

Assuming you kept your shares.
Class A	$695	$949	$1,222	$1,999
Class B	$213	$674	$1,162	$2,054
Class C	$209	$646	$1,108	$2,390
Institutional Class	$93	$290	$504	$1,120
Large Cap Fund
Assuming you sold your shares at the end of each period.
Class A	$676	$890	$1,121	$1,784
Class B	$592	$894	$1,221	$1,791
Class C	$284	$569	$980	$2,127
Institutional Class	$60	$189	$329	$738
Assuming you kept your shares.
Class A	$676	$890	$1,121	$1,784
Class B	$192	$594	$1,021	$1,791
Class C	$184	$569	$980	$2,127
Institutional Class	$60	$189	$329	$738
Large Cap Fund (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$667	$863	$1,075	$1,685
Class B	$586	$876	$1,190	$1,709
Class C	$277	$548	$944	$2,052
Institutional Class	$58	$183	$318	$714
Assuming you kept your shares.
Class A	$667	$863	$1,075	$1,685
Class B	$186	$576	$990	$1,709
Class C	$177	$548	$944	$2,052
Institutional Class	$58	$183	$318	$714

The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of May 31, 2008, Large Cap Fund and Equity Partners Fund had net assets of $1,812,407,956 and $203,317,381, respectively.

The fee schedule for each Fund is as follows:

Large Cap Fund (Pre- and Post Merger)		Equity Partners Fund
First $1.5 billion	0.425%	First $50 million	0.915%
Next $500 million	0.400%	Next $50 million	0.765%
Next $1 billion	0.375%	Next $100 million	0.715%
Next $1 billion	0.350%	Thereafter	0.615%
Next $1 billion	0.325%
Thereafter	0.300%

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Equity Partners Fund or its shareholders as a direct result of the merger. DeAM estimates that there will not be any tax loss carryforwards for Equity Partners Fund as a result of the proposed merger. For a more detailed discussion of the tax consequences of the merger, please see “Information about the Proposed Merger — Certain Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

Yes, you will receive dividends more frequently. Large Cap Value’s dividend policy is to distribute income quarterly. Equity Partner Fund’s dividend policy is to distribute income semi-annually.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Equity Partners Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate value of the shares of Large Cap Fund you receive will equal the aggregate value of the shares of Equity Partners Fund that you hold at the Valuation Time (as defined on page ___). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding voting securities of Equity Partners Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Directors believe that the proposed merger is in the best interests of Equity Partners Fund. Accordingly, the Directors unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Large Cap Fund, and how do they compare with those of Equity Partners Fund?

Objectives and Strategies. Large Cap Fund seeks long-term capital appreciation and Equity Partners Fund seeks long-term growth of capital. Both Funds identify current income as a secondary objective. Under normal circumstances, Large Cap Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of May 31, 2008, the Russell 1000 Value Index had a median market capitalization of $__.__ billion) and that the portfolio manager believes are undervalued. The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the Fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors, and may invest more than 25% of total assets in a single sector. The Fund may invest up to 20% of total assets in foreign securities. The Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In contrast, under normal circumstances, Equity Partners Fund invests at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks. The Fund may not concentrate its investments in a particular industry.

The Funds use different investment processes. The portfolio manager for Large Cap Fund screens for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The portfolio manager then compares a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. The portfolio manager assembles Large Cap Fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. The Large Cap Fund portfolio manager will normally sell a stock when he believes the stock’s price is unlikely to go higher, its fundamental factors have changed, other investment offer better opportunities or in the course of adjusting the Fund’s emphasis on a given industry.

The portfolio manager for Equity Partners Fund utilizes an investment philosophy referred to as “flexible value.” The portfolio manager tries to find common stocks that he believes are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow or asset values. In evaluating a stock’s potential he also considers other factors such as historical earnings growth, industry position, the strength of management and management’s commitment to the interests of their shareholders. The portfolio manager’s strategy gives him flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger companies. The portfolio manager looks for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints. The portfolio manager’s investment process involves eliminating investments in companies in which the portfolio manager’s confidence has waned and adding investments in which his confidence is high. The portfolio manager tries to avoid selling long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged.

Other Investments. Each Fund is also permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. In particular, Large Cap Fund may use futures, currency options and forward currency transactions and Equity Partners Fund may use futures and options. Each Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Securities Lending. Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies. Although major changes tend to be infrequent, each Fund’s Board could change the Fund’s investment objectives without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to each Fund’s 80% investment policy.

As a temporary defensive measure, each of Large Cap Fund and Equity Partners Fund could shift up to 50% and 100%, respectively, of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objectives. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

Large Cap Fund also may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

DeAM believes that Large Cap Fund should provide a comparable investment opportunity for shareholders of Equity Partners Fund.

Primary Risks. As with any investment, you may lose money by investing in Large Cap Fund. Certain risks associated with an investment in Large Cap Fund are summarized below. Subject to certain exceptions, the risks of an investment in Large Cap Fund are similar to the risks of an investment in Equity Partners Fund. More detailed descriptions of the risks associated with an investment in Large Cap Fund can be found in the Large Cap Fund prospectus and SAI.

The value of your investment in Large Cap Fund will change with changes in the values of the investments held by Large Cap Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Large Cap Fund’s investments as a whole. Large Cap Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk. As with most stock funds, the most important factor affecting Large Cap Fund is how the stock market performs (to the extent Large Cap Fund invests in a particular market sector, the Fund’s performance may be proportionally affected by that segment’s general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Large Cap Fund makes and Large Cap Fund may not be able to get attractive prices for them. An investment in Equity Partners Fund is also subject to this risk.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in a Fund’s portfolio may decline in value. An investment in Equity Partners Fund is also subject to this risk.

Value Investing Risk. At times, “value” investing may perform better than or worse than other investment styles and the overall market. If the portfolio manager overestimates the value or return potential of one or more common stocks, Large Cap Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While Large Cap Fund does not concentrate in any industry, to the extent that Large Cap Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Securities Lending Risk. Any loss in the market price of securities loaned by Large Cap Fund that occurs during the term of the loan would be borne by Large Cap Fund and would adversely affect Large Cap Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Large Cap Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Equity Partners Fund is also subject to this risk.

Other factors that could affect the performance of Large Cap Fund include:

•	the portfolio manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters
•	foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Secondary Risks

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that Large Cap Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose Large Cap Fund to the effects of leverage, which could increase Large Cap Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to Large Cap Fund. The use of derivatives by Large Cap Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Equity Partners Fund is also subject to this risk.

Pricing Risk. At times, market conditions may make it difficult to value some investments, and Large Cap Fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If Large Cap Fund has valued its securities too highly, you may pay too much for its shares when you buy into Large Cap Fund. If Large Cap Fund has underestimated the price of its securities, you may not receive the full market value when you sell your Large Cap Fund shares. An investment in Equity Partners Fund is also subject to this risk.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons.

Performance Information. The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The tables include the effects of maximum sales loads. After-tax returns are shown for Class A only and will vary for other classes. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

Large Cap Fund – Class A Shares

For the periods included in the bar chart:

Best Quarter: 18.70%, Q2 2003	Worst Quarter: -19.48%, Q3 2002

Year-to-date performance through June 30, 2008: -3.18%.

Equity Partners Fund – Class A Shares*

For the periods included in the bar chart:

Best Quarter:	29.97%, Q4 1998	Worst Quarter:	-16.63%, Q3 1998

Year-to-date performance through June 30, 2008: -10.24%.

*

In March 2008, the Board of Equity Partners Fund approved the termination of the Fund’s sub-advisory agreement with Alex Brown Investment Management (“ABIM”), and DIMA assumed day-to-day portfolio management responsibilities for the Fund. Since that time, the Fund has been managed by DIMA in a manner substantially similar to the manner in which Large Cap Fund has been managed since early 2007.

Average Annual Total Returns (for period ended December 31, 2007)

	Past 1 year	Past 5 years	Past 10 Years
Large Cap Fund
Class A
Return before Taxes	6.05%	12.56%	6.70%
Return after Taxes on Distributions	2.41	11.06	5.15
Return after Taxes on Distributions and Sale of Fund Shares	7.52*	10.72	5.22*
Class B (Return before Taxes)	8.81	12.83	6.43
Class C (Return before Taxes)	11.68	13.04	6.46
Institutional Class (Return before Taxes)	13.02	14.33	8.93**
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-0.17	14.63	7.68
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	5.49	12.83	5.91

________________________

*

Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

**	Inception date for the Institutional Class was June 1, 2000.

Total return would have been lower had certain expenses not been reduced.

Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Past 1 year	Past 5 years	Past 10 Years
Equity Partners Fund*
Class A
Return before Taxes	-14.08%	9.33%	5.97%
Return after Taxes on Distributions	-15.88	8.55	5.33
Return after Taxes on Distributions and Sale of Fund Shares	-6.56**	8.08	5.09
Class B (Return before Taxes)	-12.01	9.62	5.78
Class C (Return before Taxes)	-9.58	9.78	5.95
Institutional Class (Return before Taxes)	-8.56	10.92	6.88
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	5.49	12.83	5.91

____________________

*

In March 2008, the Board of Equity Partners Fund approved the termination of the Fund's sub-advisory agreement with ABIM, and DIMA assumed day-to-day portfolio management responsibilities for the Fund. Since that time, the Fund has been managed by DIMA in a manner substantially similar to the manner in which Large Cap Fund has been managed since early 2007.

**

Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 (1-800-730-1313 for Institutional Class shares) or visit our Web site at www.dws-investments.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Manager. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of DeAM, which is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Large Cap Fund. The subadvisor for Large Cap Fund is Deutsche Asset Management International GmbH (“DeAMI”), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMI renders investment advisory and management services to the Fund. DeAMI is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMI is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMI out of the management fee it receives from the Fund.

While working with a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy, Large Cap Fund’s portfolio manager has authority over all aspects of Large Cap Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings. The following individual handles the day-to-day management of Large Cap Fund:

Thomas Schuessler, PhD, is the Portfolio Manager for Large Cap Fund. Dr. Schuessler is a Director of DeAM. He joined Deutsche Asset Management in 2001 after five years at Deutsche Bank, and began managing the Large Cap Fund in 2007.

Large Cap Fund’s statement of additional information provides additional information about the portfolio manager’s investments in the Fund, a description of his compensation structure and information regarding other accounts he manages.

Equity Partners Fund. The investment portfolio for Equity Partners Fund is managed by a team of investment professionals at DIMA who collaborate to develop and implement the Fund’s investment strategy. The following people handle the day-to-day management of Equity Partners Fund:

David F. Hone is Lead Portfolio Manager for Equity Partners Fund. Mr. Hone is a Director of DeAM. He joined the investment team for Equity Partners Fund in March 2008. He joined Deutsche Asset Management in 1996 after 8 years of experience as an analysts at Chubb & Son.

Dr. Thomas Schuessler, who serves as Portfolio Manager for Large Cap Fund, joined Equity Partners Fund as a consultant in March 2008. Dr. Schuessler is a Director of DeAM. He joined Deutsche Asset Management in 2001 after five years at Deutsche Bank.

Equity Partners Fund’s statement of additional information provides additional information about the portfolio management team’s investments in the Fund, a description of their compensation structure and information regarding other accounts they manage.

Distribution and Service Fees. Pursuant to separate Underwriting and Distribution Services Agreements, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A, Class B, Class C and Institutional Class shares of Large Cap Fund and Equity Partners Fund, and acts as the agent of each Fund in the continuous offering of its shares. Large Cap Fund has adopted distribution and/or service plans on behalf of the Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution and/or service plans for Equity Partners Fund. The Rule 12b-1 plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Class A shares of each Fund have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Class B and C shares of each Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year.

Directors and Officers. As of April 1, 2008, the Directors overseeing Large Cap Fund, a series of DWS Value Series, Inc., are the same as the Directors who oversee Equity Partners Fund: Dawn-Marie Driscoll (Chair), John W. Ballantine, Henry P. Becton, Keith R. Fox, Paul K. Freeman, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of DWS Value Series, Inc. are the same as those of Equity Partners Fund.

Independent Registered Public Accounting Firm (“Auditor”). Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Large Cap Fund’s independent registered public accounting firm. Ernst & Young LLP audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. PricewaterhouseCoopers LLC, 125 High Street, Boston, MA 02110 serves as Equity Partners Fund’s independent registered public accounting firm audits the financial statements of the Fund and provides other audit, tax and related services to the Fund.

Charter Documents.

DWS Value Series, Inc. Large Cap Fund is one of five series of DWS Value Series, Inc. (the “Corporation”). The Corporation was organized as a Maryland corporation in October 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock. Currently, Class A, Class B, Class C, Class S and Institutional Class shares are offered by Large Cap Fund.

Shares. The Directors of the Corporation have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors also may authorize the division of shares of Large Cap Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in Large Cap Fund’s prospectus. Each share has equal rights with each other share of the same class of the Large Cap Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate Large Cap Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings. The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Shareholder Liability. Pursuant to Maryland law, shareholders are generally not personally liable for the debts of the Corporation or any of its series.

Director Liability. The Corporation’s Articles of Amendment and Restatement, as amended, provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. The By-Laws, as amended, provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Amendment and Restatement, as amended, or the By-Laws, as amended, protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors. Each Director of the Corporation serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed. Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

DWS Equity Partners Fund, Inc. Equity Partners Fund is a registered open-end management investment company organized as a corporation under the laws of Maryland on November 29, 1994. The Fund is currently divided into four classes of shares: Class A, Class B, Class C and Institutional Class.

Shares. Each share of the Fund may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be different from any other share of any fund (including shares of the same fund), as the Board of Directors of the corporation may establish or change from time to time. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Equity Partners Fund’s prospectuses.

Each share has equal rights with each other share of the same class of Equity Partners Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors of Equity Partners Fund may also terminate the Fund or any class by notice to the shareholders without shareholder approval.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board may also provide that holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board.

Shareholder Meetings. Equity Partners Fund is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Fund is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Fund, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting. The shareholders also would vote upon changes in fundamental policies or restrictions.

Shareholder Liability. Pursuant to Maryland law, shareholders of Equity Partners Fund generally have no personal liability for debts or obligations of the Fund as a result of their status as shareholders.

Director Liability. The Corporation’s Articles of Amendment and Restatement provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. The By-Laws, as amended, provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Amendment and Restatement, as amended, or the By-Laws, as amended, protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors. Each Director of the Fund serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires, is removed or incapacitated. Any Director who has become incapacitated by illness or injury as determined by a majority of the other Directors may be retired by written instrument, signed by at least a majority of the number of Directors prior to such removal, specifying the date upon which such removal shall become effective. Any Director may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Directors. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director or Directors when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Large Cap Fund and Equity Partners Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of Equity Partners Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between Equity Partners Fund and the Corporation, on behalf of Large Cap Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Equity Partners Fund to Large Cap Fund in exchange for the assumption by Large Cap Fund of all the liabilities of Equity Partners Fund and for the issuance and delivery of Merger Shares to Equity Partners Fund equal in aggregate value to the net value of the assets transferred to Large Cap Fund.

After receipt of the Merger Shares, Equity Partners Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Equity Partners Fund, and the legal existence of Equity Partners Fund will be terminated. Each shareholder of Equity Partners Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in aggregate value as of the Valuation Time (as defined on page ___) to, the aggregate value of the shareholder’s Equity Partners Fund shares.

Prior to the date of the merger, Equity Partners Fund will sell all investments that are not consistent with the current investment objectives, policies, restrictions and investment strategies of Large Cap Fund, if any, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of Equity Partners Fund occurring prior to the merger above that which they would have received absent the merger.

The Directors of Equity Partners Fund have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Equity Partners Fund, as defined in the 1940 Act.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Directors of Equity Partners Fund and the Directors of the Corporation may consider such alternatives as may be in the best interests of each Fund.

Background and Board’ Considerations Relating to the Proposed Merger. DeAM proposed the merger to the Board of Equity Partners Fund in May 2008 as part of an ongoing effort to improve the Fund's investment performance. In March 2008, the Board of Equity Partners Fund approved the termination of the Fund's sub-advisory agreement with Alex Brown Investment Management ("ABIM"), and DIMA assumed day-to-day portfolio management responsibilities for the Fund. Since that time, the Fund has been managed by DIMA in a manner substantially similar to the manner in which Large Cap Fund has been managed since early 2007. DeAM advised the Board that a merger of Equity Partners Fund into Large Cap Fund would provide shareholders with the opportunity to invest in a larger fund with lower management fees, a lower total operating expense ratio and a substantially similar investment approach to that employed by Equity Partners Fund since ABIM's termination in March 2008.

The Directors conducted a thorough review of the potential implications of the merger on Equity Partners Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Directors met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM.

On July 16, 2008, the Directors of Equity Partners Fund, including all Directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), approved the terms of the proposed merger of Equity Partners Fund into Large Cap Fund. The Directors have also unanimously determined to recommend that the merger be approved by Equity Partners Fund’s shareholders.

In determining to recommend that the shareholders of Equity Partners Fund approve the merger, the Directors considered, among other factors:

•

The high degree of compatibility of Equity Partners Fund’s and Large Cap Fund’s investment objectives, policies, restrictions and portfolios, and that the merger would permit the shareholders of Equity Partners Fund to pursue similar investment goals in a significantly larger fund;

•

The investment advisory fee schedules for Equity Partners Fund and Large Cap Fund, and, in particular, noted that the effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Equity Partners Fund;

•

The operating expense ratios of Equity Partners Fund and Large Cap Fund, including a comparison between the expenses of Equity Partners Fund and the estimated total operating expense ratios of the combined fund, and, in particular, noted that the total operating expense ratios of Class A, Class B, Class C and Institutional Class shares of the combined fund were expected to be lower than the total operating expenses ratios of the corresponding classes of Equity Partners Fund;

•	The expenses to be incurred in connection with the merger;
•

The merger would not result in the dilution of the interests of Equity Partners Fund shareholders and that the terms and conditions of the Agreement were fair and reasonable and consistent with industry practice;

•	Services available to shareholders of Equity Partners Fund and Large Cap Fund are substantially similar on a class-level basis;
•	The investment performance of Equity Partners Fund and Large Cap Fund;
•	Prospects for the combined fund to attract additional assets; and
•	The federal income tax consequences of the merger on Equity Partners Fund and its shareholders.

Based on all of the foregoing, the Directors concluded that Equity Partners Fund’s participation in the merger would be in the best interests of Equity Partners Fund and would not dilute the interests of Equity Partners Fund’s existing shareholders. The Board of Directors of Equity Partners Fund, including all of the Independent Directors, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Large Cap Fund will acquire all of the assets of Equity Partners Fund solely in exchange for the assumption by Large Cap Fund of all the liabilities of Equity Partners Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on __________, 2008, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Equity Partners Fund will transfer all of its assets to Large Cap Fund, and in exchange, Large Cap Fund will assume all the liabilities of Equity Partners Fund and deliver to Equity Partners Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Equity Partners Fund attributable to shares of the corresponding class of Equity Partners Fund, less the value of the liabilities of Equity Partners Fund assumed by Large Cap Fund attributable to shares of such class of Equity Partners Fund. Immediately following the transfer of assets on the Exchange Date, Equity Partners Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Equity Partners Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Equity Partners Fund. As a result of the proposed transaction, each shareholder of Equity Partners Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Equity Partners Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Large Cap Fund in the name of such Equity Partners Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Directors of Equity Partners Fund and the Directors of the Corporation have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Directors of Equity Partners Fund and the Directors of the Corporation have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Large Cap Fund and Equity Partners Fund, (ii) by either party if the merger shall not be consummated by __________________, 2008 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of Equity Partners Fund approve the merger, Equity Partners Fund agrees to coordinate its portfolio with Large Cap Fund’s portfolio from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Equity Partners Fund are added to the portfolio of Large Cap Fund, the resulting portfolio will meet the investment objectives, policies, restrictions and strategies of Large Cap Fund. DeAM has represented that no significant portion of the portfolio of Equity Partners Fund will need to be liquidated prior to the merger.

Fees and expenses, including legal and accounting expenses, SEC registration fees, portfolio transfer taxes (if any), any trading costs in connection with coordinating Equity Partners Fund’s portfolio with Large Cap Fund’s portfolio prior to the merger and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by Equity Partners Fund. The one time merger costs are expected to be approximately $150,000, which includes the cost of proxy solicitation. DeAM has agreed to pay the one time merger costs, including the cost of solicitation, to the extent such costs exceed $843,000.

Description of the Merger Shares. Merger Shares will be issued to Equity Partners Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C and Institutional Class shares of Large Cap Fund.

Equity Partners Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Equity Partners Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Equity Partners Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Large Cap Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

The acquisition by Large Cap Fund of all of the assets of Equity Partners Fund solely in exchange for Merger Shares and the assumption by Large Cap Fund of all of the liabilities of Equity Partners Fund, followed by the distribution by Equity Partners Fund to its shareholders of Merger Shares in complete liquidation of Equity Partners Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Equity Partners Fund and Large Cap Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Under Section 361 of the Code, Equity Partners Fund will not recognize gain or loss upon the transfer of its assets to Large Cap Fund in exchange for Merger Shares and the assumption of Equity Partners Fund’s liabilities by Large Cap Fund, and Equity Partners Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Equity Partners Fund.

Under Section 354 of the Code, shareholders of Equity Partners Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Equity Partners Fund shares.

Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Equity Partners Fund will be the same as the aggregate basis of Equity Partners Fund shares exchanged therefor.

Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Equity Partners Fund shareholder will include the holding period of the Equity Partners Fund shares exchanged therefor, provided that the Equity Partners Fund shareholder held the Equity Partners Fund shares at the time of the reorganization as a capital asset.

Under Section 1032 of the Code, Large Cap Fund will not recognize gain or loss upon the receipt of the assets of Equity Partners Fund in exchange for Merger Shares and the assumption by Large Cap Fund of all the liabilities of Equity Partners Fund.

Under Section 362(b) of the Code, the basis of the assets of Equity Partners Fund transferred to Large Cap Fund in the reorganization will be the same in the hands of Large Cap Fund as the basis of such assets in the hands of Equity Partners Fund immediately prior to the transfer.

Under Section 1223(2) of the Code, the holding periods of the assets of Equity Partners Fund transferred to Large Cap Fund in the reorganization in the hands of Large Cap Fund will include the periods during which such assets were held by Equity Partners Fund.

Portfolio assets of Equity Partners Fund could be required to be sold in connection with the merger. The tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and Equity Partners Fund’s basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to Equity Partners Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) will be distributed as ordinary dividends. All such distributions will be made during or with respect to the year of sale and will be taxable to shareholders.

After the merger, the availability of Equity Partners Fund’s pre-merger capital losses to offset or defer recognition of capital gains for the benefit of Equity Partners Fund shareholders may be reduced. This will be true if Equity Partners Fund has substantial realized losses at the time of the merger and Large Cap Fund does not. In that case, Equity Partners Fund’s losses will be spread over the larger asset base of the combined fund, causing a decrease for Equity Partners Fund shareholders in the amount of losses available to offset future gains.

Also, the combined fund’s ability to use Equity Partners Fund’s or Large Cap Fund’s pre-merger capital losses may be limited under certain tax rules applicable to mergers of this type. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the merger and the amount of unrealized capital gains in the funds at the time of the merger.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

The portfolio turnover rate for Large Cap Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the period ended May 31, 2008 was __%. The portfolio turnover rate for Equity Partners Fund for the period ended May 31, 2008 was __%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of increased net capital gains, including increased net short-term capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Large Cap Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains, after utilization of capital loss carryforwards, if any, quarterly. Equity Partners Fund’s current policy is to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains, after utilization of capital loss carryforwards, if any, semi-annually. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Equity Partners Fund’s shareholders, Equity Partners Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, increases in the Funds’ portfolio turnover rates, net investment income and net realized capital gains, and a potential decrease in capital losses available to offset future gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization. The following table sets forth the capitalization of each Fund as of May 31, 2008, and of Large Cap Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Equity Partners Fund	Large Cap Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$149,767,186	$ 316,189,121	—	$ 465,956,307
Class B Shares	$ 3,745,259	$ 27,169,155	—	$ 30,914,414
Class C Shares	$ 6,149,962	$ 31,249,621	—	$ 37,399,583
Class S Shares	—	$1,373,091,531	—	$1,373,091,531
Institutional Class	$ 43,654,974	$ 64,708,528	—	$ 108,363,502
Total Net Assets	$203,317,381	$1,812,407,956	—	$2,015,725,337
Shares Outstanding
Class A Shares	6,294,485	15,019,865	819,874	22,134,224
Class B Shares	171,149	1,288,506	6,471	1,466,126
Class C Shares	280,821	1,483,602	11,154	1,775,577
Class S Shares	—	65,212,547	—	65,212,547
Institutional Class	1,817,585	3,066,792	251,396	5,135,773
Net Asset Value Per Share
Class A Shares	$23.79	$21.05	—	$21.05
Class B Shares	$21.88	$21.09	—	$21.09
Class C Shares	$21.90	$21.06	—	$21.06
Class S Shares	—	$21.06	—	$21.06
Institutional Class	$24.02	$21.10	—	$21.10

(1)

Assumes the merger had been consummated on May 31, 2008, and is for information purposes only. No assurance can be given as to how many shares of Large Cap Fund will be received by the shareholders of Equity Partners Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Large Cap Fund that actually will be received on or after such date.

The Directors of Equity Partners Fund, a majority of whom are independent Directors, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Equity Partners Fund into Large Cap Fund and the solicitation of proxies by and on behalf of the Directors of Equity Partners Fund for use at the Special Meeting of Equity Partners Fund Shareholders (the “Meeting”). The Meeting is to be held on October 21, 2008 at 3:00 p.m. Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about ____________, 2008.

As of August 26, 2008, Equity Partners Fund had the following shares outstanding:

Share Class	Number of Shares

Class A
Class B
Class C
Institutional Class

Only shareholders of record on August 26, 2008 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Directors of Equity Partners Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from Equity Partners Fund’s shareholders by the Directors of Equity Partners Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Equity Partners Fund as defined in the 1940 Act as (A) 67% or more of the voting securities of Equity Partners Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of Equity Partners Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of Equity Partners Fund, whichever is less.

Record Date, Quorum and Method of Tabulation. Shareholders of record of Equity Partners Fund at the close of business on August 26, 2008 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least one-third of the shares of Equity Partners Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Equity Partners Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership. As of August 26, 2008, the officers and Directors of Equity Partners Fund as a group beneficially owned [less than 1%] of the outstanding shares of Equity Partners Fund and the officers and Directors of the Corporation as a group beneficially owned [less than 1%] of the outstanding shares of Large Cap Fund. To the best of the knowledge of Equity Partners Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Equity Partners Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Large Cap Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Large Cap Fund as of August 26, 2008:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies. In addition to soliciting proxies by mail, certain officers and representatives of Equity Partners Fund, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $ 23,286. As the Meeting date approaches, certain shareholders of Equity Partners Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Equity Partners Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-612-1828. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and

Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Equity Partners Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Equity Partners Fund (subject to the cap described above).

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement. Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time, not more than 120 days after the Record Date. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Directors may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of __________, 2008, by and among DWS Value Series, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of DWS Large Cap Value Fund (the “Acquiring Fund”), a series of the Acquiring Corporation; DWS Equity Partners Fund, Inc. (the “Acquired Fund”), a Maryland corporation (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation and the Acquired Fund is 345 Park Avenue, New York, New York 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Institutional Class voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Institutional Class shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.         Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1       Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Institutional Class shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2       The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3       The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4       On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5       Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Institutional Class shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statement of additional information for Class A, Class B, Class C and Institutional Class shares.

1.7       Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8       All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1       The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectuses or statement of additional information for Class A, Class B, Class C and Institutional Class shares, copies of which have been delivered to the Acquired Fund.

2.2       The net asset value of a Class A, Class B, Class C and Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3       The number of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C and Institutional Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4       All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by such Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1       The Closing of the transactions contemplated by this Agreement shall be _________, 2008, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2       The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3       State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4       DWS Investments Service Company (“DWS ISC”), as transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Institutional Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5       In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors (each a “Board”) of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6       The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s directors.

4.	Representations and Warranties
4.1	The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Acquired Fund is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Fund’s Articles of Amendment and Restatement to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is duly designated in accordance with the applicable provisions of the Acquired Fund’s Articles of Amendment and Restatement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)       The Acquired Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)       The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Maryland law or of the Acquired Fund’s Articles of Amendment and Restatement, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)        Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended May 31, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)       Since May 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)       At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction of dividends paid) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)        All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)       At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)      The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)       The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)       The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2       The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Acquiring Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Amendment and Restatement, as amended. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)       The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)        Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended November 30, 2007, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)       Since November 30, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)       At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)        For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)        All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)       The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(l)        At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)       The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)       The current prospectuses and statement of additional information of the Acquiring Fund with respect to Class A, Class B, Class C and Institutional Class shares conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)       The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1       The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Corporation covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectuses for Class A, Class B, Class C and Institutional Class shares, copies of which have been delivered to the Acquired Fund.

5.2       Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3       The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than __________ ____, 2008.

5.4       The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5       The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6       Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7       Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8       The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9       The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10     The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11     As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12     The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13     The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund, the Acquiring Corporation nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, the Acquiring Corporation and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14     At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15     The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1       All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2       The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3       The Acquired Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)	the Acquiring Corporation has been formed and is an existing corporation;

(b)       the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Corporation’s registration statement under the 1940 Act;

(c)        the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)       the execution and delivery of the Agreement by the Acquiring Corporation, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, or By-laws, as amended; and

(e)        to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2(e) of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Corporation is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Fund.

6.4       The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1       All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2       The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3       The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4       The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)	the Acquired Fund has been formed and is a validly existing corporation;

(b)       the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c)        the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)       the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund’s Articles of Amendment and Restatement or By-laws, as amended; and

(e)        to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1(e) of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of State of Maryland the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Fund.

7.5       The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Amendment and Restatement and By-Laws, as amended, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The parties shall have received an opinion of Willkie Farr & Gallagher LLPaddressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Acquiring Corporation and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1       The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2       The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1     The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2     The Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the reconfiguration of its portfolio, as designated by the Acquiring Fund, in anticipation of the Reorganization. DIMA agrees to bear expenses incurred by the Acquired Fund in connection with the Reorganization to the extent such expenses exceed $843,000 during the one year period following the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before __________ ____, 2008, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, New York 10154, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Burt Leibert, Esq., or to the Acquiring Fund, 345 Park Avenue, New

York, New York 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1     The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4     References in this Agreement to the Acquired Fund mean and refer to the directors of the Acquired Fund from time to time serving under its Articles of Amendment and Restatement on file with the State of Maryland, as the same may be amended from time to time, pursuant to which the Acquired Fund conducts its business. References in this Agreement to the Acquiring Corporation mean and refer to the directors of the Acquiring Corporation from time to time serving under its Articles of Amendment and Restatement, as amended from time to time, pursuant to which the Acquiring Corporation conducts its business. It is expressly agreed that the obligations of the Acquired Fund and Acquiring Corporation hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Acquired Fund, Acquiring Corporation or the Acquiring Fund personally, but bind only the respective property of the Funds, as provided in the Acquired Fund’s and the Acquiring Corporation’s charter documents. Moreover, no series of the Acquiring Corporation other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Corporation hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Corporation hereunder. The execution and the delivery of this Agreement have been authorized by each of the Acquired Fund’s and Acquiring Corporation’s directors and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such directors, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Acquired Fund’s and the Acquiring Corporation’s respective charter documents.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: ______________________________________ Secretary	DWS VALUE SERIES, INC., on behalf of DWS Large Cap Value Fund ______________________________________ By: Its:
Attest: ______________________________________ Secretary	DWS EQUITY PARTNERS FUND, INC. ______________________________________ By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ______________________________________ By: Its:

EXHIBIT B

Financial Highlights

Class A Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$24.51	$24.40	$22.87	$22.15	$19.93	$17.09
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.28	.38[e]	.34	.30	.25
Net realized and unrealized gain (loss)	.75	2.34	2.63	.79	2.16	2.81
Total from investment operations	.86	2.62	3.01	1.13	2.46	3.06
Less distributions from: Net investment income	(.16)	(.36)	(.33)	(.41)	(.24)	(.22)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.32)	(2.51)	(1.48)	(.41)	(.24)	(.22)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$21.05	$24.51	$24.40	$22.87	$22.15	$19.93
Total Return (%)[c]	4.18**	11.65[d]	13.98[e]	5.21[d]	12.34[d]	18.16[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	316	300	363	364	283	152
Ratio of expenses before expense reductions (%)	1.04*	1.00	1.02	1.06	1.32	1.30
Ratio of expenses after expense reductions (%)	1.04*	.99	1.02	1.05	1.21	1.29
Ratio of net investment income (loss) (%)	1.07*	1.21	1.65[e]	1.52	1.39	1.41
Portfolio turnover rate (%)	59**	86	76	56	39	69

[a] Forthe six months ended May 31, 2008 (Unaudited).

[b] Basedon average shares outstanding during the period.

[c] Totalreturn does not reflect the effect of any sales charge.

[d] Totalreturn would have been lower had certain expenses not been reduced.

[e] Includesnonrecurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The nonrecurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this nonrecurring income, total return would have been 0.14% lower.

*       Annualized

**      Not annualized

***     Amount is less than $.005.

Class B Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$24.54	$24.41	$22.88	$22.14	$19.91	$17.07
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.09	.18[e]	.14	.14	.11
Net realized and unrealized gain (loss)	.76	2.34	2.64	.82	2.15	2.81
Total from investment operations	.78	2.43	2.82	.96	2.29	2.92
Less distributions from: Net investment income	(.07)	(.15)	(.14)	(.22)	(.06)	(.08)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.23)	(2.30)	(1.29)	(.22)	(.06)	(.08)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$21.09	$24.54	$24.41	$22.88	$22.14	$19.91
Total Return (%)[c]	3.75**	10.74[d]	13.04[e]	4.30[d]	11.51[d]	17.20[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	30	37	48	50	50
Ratio of expenses before expense reductions (%)	1.88*	1.83	1.89	1.98	2.21	2.16
Ratio of expenses after expense reductions (%)	1.88*	1.82	1.89	1.90	1.96	2.11
Ratio of net investment income (loss) (%)	.23*	.38	.78[e]	.67	.64	.59
Portfolio turnover rate (%)	59**	86	76	56	39	69

[a] Forthe six months ended May 31, 2008 (Unaudited).

[b] Basedon average shares outstanding during the period.

[c] Totalreturn does not reflect the effect of any sales charge.

[d] Totalreturn would have been lower had certain expenses not been reduced.

[e] Includesnonrecurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The nonrecurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this nonrecurring income, total return would have been 0.15% lower.

*       Annualized

**      Not annualized

***     Amount is less than $.005.

Class C Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$24.52	$24.40	$22.86	$22.13	$19.91	$17.07
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.11	.21[e]	.17	.14	.11
Net realized and unrealized gain (loss)	.75	2.34	2.64	.79	2.15	2.82
Total from investment operations	.78	2.45	2.85	.96	2.29	2.93
Less distributions from: Net investment income	(.08)	(.18)	(.16)	(.23)	(.07)	(.09)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.24)	(2.33)	(1.31)	(.23)	(.07)	(.09)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$21.06	$24.52	$24.40	$22.86	$22.13	$19.91
Total Return (%)[c]	3.77**	10.86[d]	13.16[e]	4.38	11.51[d]	17.23[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	32	36	42	38	21
Ratio of expenses before expense reductions (%)	1.80*	1.74	1.75	1.81	2.08	2.09
Ratio of expenses after expense reductions (%)	1.80*	1.73	1.75	1.81	1.96	2.07
Ratio of net investment income (loss) (%)	.31*	.47	.93[e]	.76	.64	.63
Portfolio turnover rate (%)	59**	86	76	56	39	69

[a] Forthe six months ended May 31, 2008 (Unaudited).

[b] Basedon average shares outstanding during the period.

[c] Totalreturn does not reflect the effect of any sales charge.

[d] Totalreturn would have been lower had certain expenses not been reduced.

[e] Includesnonrecurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The nonrecurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this nonrecurring income, total return would have been 0.15% lower.

*       Annualized

**      Not annualized

***     Amount is less than $.005.

Institutional Class Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$24.56	$24.44	$22.91	$22.19	$19.98	$17.13
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.38	.46[d]	.42	.37	.32
Net realized and unrealized gain (loss)	.76	2.35	2.64	.79	2.17	2.83
Total from investment operations	.91	2.73	3.10	1.21	2.54	3.15
Less distributions from: Net investment income	(.21)	(.46)	(.42)	(.49)	(.33)	(.30)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.37)	(2.61)	(1.57)	(.49)	(.33)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$21.10	$24.56	$24.44	$22.91	$22.19	$19.98
Total Return (%)	4.41**	12.13[c]	14.45[c,d]	5.64[c]	12.65[c]	18.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	61	53	35	8	13
Ratio of expenses before expense reductions (%)	.59*	.58	.66	.68	.94	.87
Ratio of expenses after expense reductions (%)	.59*	.57	.64	.66	.86	.87
Ratio of net investment income (loss) (%)	1.52*	1.63	2.03[d]	1.91	1.74	1.83
Portfolio turnover rate (%)	59**	86	76	56	39	69

[a] Forthe six months ended May 31, 2008 (Unaudited).

[b] Basedon average shares outstanding during the period.

[c] Totalreturn would have been lower had certain expenses not been reduced.

[d] Includesnonrecurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The nonrecurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this nonrecurring income, total return would have been 0.14% lower.

*       Annualized

**      Not annualized

***     Amount is less than $.005.

                                                                                                                                                                                                           Page

I.	SYNOPSIS	3
II.	INVESTMENT STRATEGIES AND RISK FACTORS	9
III.	OTHER INFORMATION ABOUT THE FUNDS	14
IV.	INFORMATION ABOUT THE PROPOSED MERGER	18
V.	INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING	23

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—Financial Highlights

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor, Computershare Fund Services, Inc., at

1-866-612-1828.

[DWS LOGO]	DWS EQUITY PARTNERS FUND, INC.	PROXY CARD
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
280 Oser Avenue	3:00 p.m., Eastern time, on October 21, 2008

Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, Elisa Metzger and John Millette, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

______________________________________

Signature(s) (Title(s), if applicable)

______________________________________

Date SCV_18765_052108

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

[GRAPHIC OMITTED]	[GRAPHIC OMITTED]	[GRAPHIC OMITTED]	[GRAPHIC OMITTED]
VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-866-241-6192	Vote, sign and date this Proxy	Attend Shareholder Meeting
www.proxy-direct.com	Follow the recorded	Card and return in the	345 Park Avenue, 27th Floor
Follow the on-screen instructions	instructions	postage-paid envelope	New York, NY 10154
available 24 hours	available 24 hours		on October 21, 2008

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FORTHE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: [graphic omitted]

VOTE ON PROPOSAL:

                                                                                                                                          FOR       AGAINST       ABSTAIN

                                                                                                                                          |___|          |___|                 |___|

1.

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Equity Partners Fund, Inc. (“Equity Partners Fund”) to DWS Large Cap Value Fund (“Large Cap Fund”), in exchange for shares of Large Cap Fund and the assumption by Large Cap Fund of all the liabilities of Equity Partners Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Equity Partners Fund in complete liquidation and termination of Equity Partners Fund.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED
                                FUNDS/PORTFOLIOS:

                             ----------------------

 Cash Account Trust:                          DWS Equity Partners Fund                    DWS Mid Cap Growth Fund
   Government & Agency Securities Portfolio   DWS Europe Equity Fund                      DWS Money Market Prime Series
   Money Market Portfolio                     DWS Floating Rate Plus Fund                 DWS Money Market Series
   Tax-Exempt Portfolio                       DWS Global Bond Fund                        DWS New York Tax-Free Income Fund
 Cash Management Fund Institutional           DWS Global Opportunities Fund               DWS RREEF Global Infrastructure Fund
 Cash Reserve Fund, Inc.:                     DWS Global Thematic Fund                    DWS RREEF Global Real Estate Securities
   Prime Series                               DWS GNMA Fund                                 Fund
 Cash Reserves Fund Institutional             DWS Gold & Precious Metals Fund             DWS RREEF Real Estate Securities Fund
 DWS Alternative Asset Allocation Plus Fund   DWS Growth & Income Fund                    DWS S&P 500 Index Fund
 DWS Balanced Fund                            DWS Health Care Fund                        DWS Short Duration Fund
 DWS Blue Chip Fund                           DWS High Income Fund                        DWS Short Duration Plus Fund
 DWS California Tax-Free Income Fund          DWS High Income Plus Fund                   DWS Short-Term Municipal Bond Fund
 DWS Capital Growth Fund                      DWS Inflation Protected Plus Fund           DWS Small Cap Core Fund
 DWS Climate Change Fund                      DWS Intermediate Tax/AMT Free Fund          DWS Small Cap Growth Fund
 DWS Commodity Securities Fund                DWS International Fund                      DWS Small Cap Value Fund
 DWS Communications Fund                      DWS International Select Equity Fund        DWS Strategic Government Securities Fund
 DWS Core Fixed Income Fund                   DWS International Value Opportunities       DWS Strategic High Yield Tax Free Fund
 DWS Core Plus Allocation Fund                  Fund                                      DWS Strategic Income Fund
 DWS Core Plus Income Fund                    DWS Japan Equity Fund                       DWS Target 2010 Fund
 DWS Disciplined Long/Short Growth Fund       DWS Large Cap Value Fund                    DWS Target 2011 Fund
 DWS Disciplined Long/Short Value Fund        DWS Large Company Growth Fund               DWS Target 2012 Fund
 DWS Disciplined Market Neutral Fund          DWS Latin America Equity Fund               DWS Target 2013 Fund
 DWS Dreman Concentrated Value Fund           DWS LifeCompass 2015 Fund                   DWS Target 2014 Fund
 DWS Dreman High Return Equity Fund           DWS LifeCompass 2020 Fund                   DWS Technology Fund
 DWS Dreman Mid Cap Value Fund                DWS LifeCompass 2030 Fund                   DWS U.S. Bond Index Fund
 DWS Dreman Small Cap Value Fund              DWS LifeCompass 2040 Fund                   DWS Value Builder Fund
 DWS EAFE(R) Equity Index Fund                  DWS LifeCompass Income Fund                 Investors Cash Trust:
 DWS Emerging Markets Equity Fund             DWS LifeCompass Protect Fund                  Treasury Portfolio
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass Retirement Fund             NY Tax Free Money Fund
 DWS Enhanced S&P 500 Index Fund              DWS Lifecycle Long Range Fund               Tax-Exempt California Money Market Fund
 DWS Equity 500 Index Fund                    DWS Managed Municipal Bond Fund             Tax Free Money Fund Investment
 DWS Equity Income Fund                       DWS Massachusetts Tax-Free Fund
                                              DWS Micro Cap Fund

------------------------------------------------------------------------------------------------------------------------------------

On or about July 25, 2008, the following information replaces similar disclosure under "Policies about transactions" in the "Policies You Should Know About"
section of each fund's/portfolio's prospectuses:

Each fund/portfolio accepts payment for shares only in US dollars by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund/portfolio does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or
Internet-based companies. In addition, a fund/portfolio generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, a fund/portfolio may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors
Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS
Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

               Please Retain This Supplement for Future Reference

July 25, 2008
DMF-3671
                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                                      -21-

                                 MARCH 1, 2008

                                   PROSPECTUS
                              ------------------

                 DWS LARGE CAP VALUE FUND - Classes A, B and C

            DWS DREMAN CONCENTRATED VALUE FUND - Classes A, B and C

           DWS DREMAN HIGH RETURN EQUITY FUND - Classes A, B, C and R

               DWS DREMAN MID CAP VALUE FUND - Classes A, B and C

               DWS DREMAN SMALL CAP VALUE FUND Classes A, B and C

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW EACH FUND WORKS
  4      DWS Large Cap Value Fund
 12      DWS Dreman Concentrated
         Value Fund
 20      DWS Dreman High Return
         Equity Fund
 27      DWS Dreman Mid Cap Value
         Fund
 35      DWS Dreman Small Cap Value
         Fund
 42      Other Policies and Secondary
         Risks
 44      Who Manages and Oversees
         the Funds
 50      Financial Highlights

HOW TO INVEST IN THE FUNDS
 67      Choosing a Share Class
 74      How to Buy Class A, B and C
         Shares
 75      How to Exchange or Sell
         Class A, B and C Shares
 76      How to Buy and Sell Class R
         Shares
 78      Policies You Should Know
         About
 93      Understanding Distributions
         and Taxes
 97      Appendix

HOW EACH FUND WORKS
On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

DWS Dreman Small Cap Value Fund is closed to new investors
(see "Policies You Should Know About" for additional information).

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                               Class A    Class B    Class C
  ticker symbol                KDCAX      KDCBX      KDCCX
    fund number                086        286        386

    DWS LARGE CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg.
            TM) Value Index (as of January 31, 2008, the Russell 1000 (Reg. TM)
            Value Index had a median market capitalization of $4.9 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Large Cap Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                                   DWS Large Cap Value Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

6 | DWS Large Cap Value Fund

            recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                                   DWS Large Cap Value Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Large Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

19.17       -10.73     15.69       1.56      -15.33     32.46       9.27      1.85     15.56      12.52
1998        1999       2000       2001       2002       2003       2004      2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 18.70%, Q2 2003              WORST QUARTER: -19.48%, Q3 2002

8 | DWS Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effect of maximum sales load.)

                                                    1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                                6.05         12.56        6.70
   Return after Taxes on Distributions                2.41         11.06        5.15
   Return after Taxes on Distributions
   and Sale of Fund Shares                            7.52*        10.72        5.22*
 CLASS B (Return before Taxes)                        8.81         12.83        6.43
 CLASS C (Return before Taxes)                       11.68         13.04        6.46
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -0.17        14.63        7.68
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               5.49         12.83        5.91

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                                   DWS Large Cap Value Fund  | 9

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A         CLASS B       CLASS C

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1         None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                       None 2         4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________________
 Management Fee                                      0.42%          0.42%         0.42
 Distribution and/or Service (12b-1) Fee             0.23             0.99          0.98
 Other Expenses 4                                    0.35             0.42          0.34
 TOTAL ANNUAL OPERATING EXPENSES 5                   1.00             1.83          1.74

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

5   Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.14% for Class A shares and 1.89% for Class B and
   Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

10 | DWS Large Cap Value Fund

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $671         $875       $1,096       $1,729
 Class B shares*         586          876        1,190        1,730
 Class C shares          277          548          944        2,052

EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $671         $875       $1,096       $1,729
 Class B shares*         186          576          990        1,730
 Class C shares          177          548          944        2,052

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                                  DWS Large Cap Value Fund  | 11

                                         Class A    Class B    Class C
  ticker symbol                          LOPEX      LOPBX      LOPCX
    fund number                          444        644        744

    DWS DREMAN CONCENTRATED VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is long-term growth of capital.

            The fund seeks to achieve its objective by investing primarily in the common stocks of large companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund is classified as a non-diversified portfolio and normally invests in a core position of common stocks (normally
            20 to 25 stocks) that represent the portfolio managers' best ideas.
            The fund may hold a limited number of additional positions under unusual market conditions, to accommodate large inflows or outflows of cash, or to accumulate or reduce existing positions.

            The fund may invest up to 20% of total assets in foreign securities and up to 10% of total assets in high yield bonds ("junk" bonds).
            Compared to investment-grade bonds, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. Other fundamental factors that the portfolio managers consider are liquidity ratios, debt management, and return on equity.

12 | DWS Dreman Concentrated Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. Because of the fund's emphasis on a limited number of issuers, the fund may have greater exposure to a particular sector or sectors than a more diversified
            portfolio.

            The portfolio managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented. The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                        DWS Dreman Concentrated Value Fund  | 13

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            FOCUS RISK. A strategy of investing in a limited number of securities may increase the volatility of the fund's investment performance compared to a strategy of investing in a larger number of securities.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers.
            Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that invests in a limited number of issuers and who can accept somewhat higher volatility.

14 | DWS Dreman Concentrated Value Fund

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                        DWS Dreman Concentrated Value Fund  | 15

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Concentrated Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

18.56      2.54
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 7.89%, Q2 2007               WORST QUARTER: -4.53%, Q4 2007

16 | DWS Dreman Concentrated Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                                     1 YEAR        SINCE INCEPTION*

 CLASS A
   Return before Taxes                                -3.35               7.16
   Return after Taxes on Distributions                -4.71               6.38
   Return after Taxes on Distributions
   and Sale of Fund Shares                            -1.23**             5.92
 CLASS B (Return before Taxes)                        -1.19               7.85
 CLASS C (Return before Taxes)                        1.67                8.92
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -0.17              10.62
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               5.49               10.49

 *   Inception date for the fund was June 2, 2005. Index comparison begins on
     May 31, 2005.

 **   Returns after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction to the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                        DWS Dreman Concentrated Value Fund  | 17

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A         CLASS B       CLASS C

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1         None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                      None 2             4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________________
 Management Fee                                     0.80%          0.80%         0.80%
 Distribution and/or Service (12b-1) Fee            0.24             0.99          0.99
 Other Expenses                                     0.56             0.60          0.53
 TOTAL ANNUAL OPERATING EXPENSES                    1.60             2.39          2.32
 Less Expense Waiver/Reimbursement 4                 0.29             0.33          0.26
 NET ANNUAL OPERATING EXPENSES 4                     1.31             2.06          2.06

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund so that the total operating expenses will not exceed 1.31% for Class A shares and 2.06% for both Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

18 | DWS Dreman Concentrated Value Fund

Based on the costs above (including one year of capped expense in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $701       $1,024       $1,370       $2,343
 Class B shares*         609        1,014        1,446        2,324
 Class C shares          309          700        1,217        2,636

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $701       $1,024       $1,370       $2,343
 Class B shares*         209          714        1,246        2,324
 Class C shares          209          700        1,217        2,636

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                        DWS Dreman Concentrated Value Fund  | 19

                                         Class A    Class B    Class C    Class R
  ticker symbol                          KDHAX      KDHBX      KDHCX      KDHRX
    fund number                          087        287        387        1506

    DWS DREMAN HIGH RETURN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve a high rate of total return.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of January 31, 2008, the S&P 500
            Index had a median market capitalization of $11.8 billion) and that the portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

20 | DWS Dreman High Return Equity Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

                                        DWS Dreman High Return Equity Fund  | 21

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

22 | DWS Dreman High Return Equity Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In the table, the performance figures for Class R prior to its inception,
October 1, 2003, are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class R.

In addition, after-tax returns are not relevant for Class R shares.

DWS Dreman High Return Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

11.96       -13.23     41.32       1.23      -18.52     31.34      13.48       7.72     17.40      -1.14
1998        1999       2000       2001       2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 22.77%, Q3 2000              WORST QUARTER: -17.61%, Q3 2002

                                        DWS Dreman High Return Equity Fund  | 23

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                              1 YEAR       5 YEARS      10 YEARS

 CLASS A
   Return before Taxes                         -6.82         11.92         7.12
   Return after Taxes on Distributions         -8.53         11.23         6.04
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -3.28*        10.27         5.67
 CLASS B (Return before Taxes)                 -4.63         12.22         6.87
 CLASS C (Return before Taxes)                 -1.85         12.41         6.92
 CLASS R (Return before Taxes)                 -1.43         12.97         7.39
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                        5.49          12.83         5.91

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

24 | DWS Dreman High Return Equity Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                        CLASS A        CLASS B      CLASS C      CLASS R

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________________         _
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1        None         None         None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                    None2            4.00%        1.00%       None
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                            2.00            2.00         2.00        2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________      ____
 Management Fee                                   0.67%         0.67%        0.67%       0.67%
 Distribution and/or Service (12b-1) Fee          0.24            1.00         0.99        0.41
 Other Expenses                                   0.17            0.22         0.16        0.23
 TOTAL ANNUAL OPERATING EXPENSES 4                 1.08            1.89         1.82        1.31

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.12% for Class A shares, 1.96% for
   Class B shares and 1.87% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

                                        DWS Dreman High Return Equity Fund  | 25

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $679         $899       $1,136       $1,816
 Class B shares*         592          894        1,221        1,806
 Class C shares          285          573          985        2,137
 Class R shares          133          415          718        1,579

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $679         $899       $1,136       $1,816
 Class B shares*         192          594        1,021        1,806
 Class C shares          185          573          985        2,137
 Class R shares          133          415          718        1,579

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

26 | DWS Dreman High Return Equity Fund

                                    Class A    Class B    Class C
  ticker symbol                     MIDVX      MIDYX      MIDZX
    fund number                     417        617        717

    DWS DREMAN MID CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap
            (Reg. TM) Value Index with a market capitalization which usually ranges from $1 billion to $20 billion.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities.

                                             DWS Dreman Mid Cap Value Fund  | 27

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

28 | DWS Dreman Mid Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information -
            the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                             DWS Dreman Mid Cap Value Fund  | 29

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

30 | DWS Dreman Mid Cap Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Mid Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

17.58      5.35
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 7.56%, Q2 2007               WORST QUARTER: -4.09%, Q4 2007

                                             DWS Dreman Mid Cap Value Fund  | 31

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effect of maximum sales load.)

                                               1 YEAR        SINCE INCEPTION*

 CLASS A
   Return before Taxes                          -0.71               7.65
   Return after Taxes on Distributions          -2.54               6.56
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -0.08**             6.01
 CLASS B (Return before Taxes)                  1.65                8.55
 CLASS C (Return before Taxes)                  4.71                9.61
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -1.42               8.12

 *   Inception date for the fund was August 2, 2005. Index comparison begins on
     July 31, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 The RUSSELL MIDCAP (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
 1000 Value Index.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

32 | DWS Dreman Mid Cap Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A         CLASS B       CLASS C

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1         None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                     None2             4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________________
 Management Fee                                     0.75%          0.75%         0.75%
 Distribution and/or Service (12b-1) Fee            0.23             0.98          0.99
 Other Expenses                                     0.63             0.73          0.63
 TOTAL ANNUAL OPERATING EXPENSES                    1.61             2.46          2.37
 Less Expense Waiver/Reimbursement 4                 0.26             0.41          0.32
 NET ANNUAL OPERATING EXPENSES 4                     1.35             2.05          2.05

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.35% for Class A shares, 2.05% for
   Class B shares and 2.05% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

                                             DWS Dreman Mid Cap Value Fund  | 33

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $705       $1,030       $1,378       $2,356
 Class B shares*         608        1,027        1,474        2,361
 Class C shares          308          709        1,237        2,682

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $705       $1,030       $1,378       $2,356
 Class B shares*         208          727        1,274        2,361
 Class C shares          208          709        1,237        2,682

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

34 | DWS Dreman Mid Cap Value Fund

                                      Class A    Class B    Class C
  ticker symbol                       KDSAX      KDSBX      KDSCX
    fund number                       088        288        388

    DWS DREMAN SMALL CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 (Reg. TM) Index (as of January 31, 2008, the
            Russell 2000 (Reg. TM) Index had a median market capitalization of
            $539 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the
            Index.

            While the fund invests mainly in US stocks, it could invest up to
            20% of total assets in foreign securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening stocks of small companies with below market
            price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

            From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on an analysis of economic outlooks for various industries.

            The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better
            opportunities.

                                           DWS Dreman Small Cap Value Fund  | 35

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor
            management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

36 | DWS Dreman Small Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                           DWS Dreman Small Cap Value Fund  | 37

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Small Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

-12.82       0.65      -2.47     14.32       -10.79     42.64      25.31       9.71     23.85      2.48
 1998       1999      2000       2001        2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 22.19%, Q2 2003              WORST QUARTER: -24.07%, Q3 1998

38 | DWS Dreman Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                                    1 YEAR       5 YEARS      10 YEARS

 CLASS A
   Return before Taxes                               -3.41         18.59         7.43
   Return after Taxes on Distributions               -5.46         17.42         6.88
   Return after Taxes on Distributions
   and Sale of Fund Shares                           -0.51*        16.23         6.45
 CLASS B (Return before Taxes)                       -1.10         18.87         7.16
 CLASS C (Return before Taxes)                       1.70          19.10         7.27
 RUSSELL 2000 (Reg. TM) INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                              -1.57         16.25         7.08
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                              -9.78         15.80         9.06

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                           DWS Dreman Small Cap Value Fund  | 39

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A         CLASS B       CLASS C

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1         None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                     None2             4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00             2.00          2.00
 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________________
 Management Fee                                     0.71%          0.71%         0.71%
 Distribution and/or Service (12b-1) Fee            0.23             0.99          0.99
 Other Expenses                                     0.26             0.32          0.25
 Acquired Funds (Underlying Funds) Fees
 and Expenses 4                                      0.01             0.01          0.01
 TOTAL ANNUAL OPERATING EXPENSES                    1.21             2.03          1.96

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   The amount indicated is based on the indirect next expenses associated with the fund's investments in the underlying funds for the fiscal year ended
   November 30, 2007.

40 | DWS Dreman Small Cap Value Fund

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $691         $937       $1,202       $ 1957
 Class B shares*         606          937        1,293        1,954
 Class C shares          299          615        1,057        2,285

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $691         $937       $1,202       $1,957
 Class B shares*         206          637        1,093        1,954
 Class C shares          199          615        1,057        2,285

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                           DWS Dreman Small Cap Value Fund  | 41

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to each fund's (except DWS Dreman Concentrated Value
              Fund) 80% investment policy as described herein.

           -  As a temporary defensive measure, each fund could shift up to 50%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions at higher tax rates.

           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

42 | Other Policies and Secondary Risks

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           IPO RISK. Securities purchased in initial public offerings (IPOs)
           may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or

                                        Other Policies and Secondary Risks  | 43

           after the 15th day following quarter-end. Each fund's Statement of
           Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

44 | Who Manages and Oversees the Funds

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

FUND NAME                                            FEE PAID

  DWS Large Cap Value Fund                            0.46%
  DWS Dreman Concentrated Value Fund                   0.54%*
  DWS Dreman High Return Equity Fund                  0.67%
  DWS Dreman Mid Cap Value Fund                        0.51%*
  DWS Dreman Small Cap Value Fund                     0.71%

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           Effective April 25, 2007, DWS Large Cap Value Fund pays the Advisor under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.425% of the fund's average daily net assets up to $1.5 billion, 0.400% of the next $500 million, 0.375% of the next $1 billion, 0.350% of the next $1 billion, 0.325% of the next $1 billion and 0.300% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended November 30 (see "Shareholder reports" on the back cover).

           The Advisor provides administrative services to DWS Large Cap Value
           Fund under a separate administrative services agreement between the fund and the Advisor. The funds, other than DWS Large Cap Value
           Fund, each pay the Advisor for providing most of each fund's administrative services under each fund's investment management agreement.

                                        Who Manages and Oversees the Funds  | 45

           The Subadvisors

           Subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman High
           Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund

           The subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman
           High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS
           Dreman Small Cap Value Fund is Dreman Value Management, L.L.C.
           ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM
           was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund's investment decisions and buying and selling securities for each fund.

           Subadvisor for DWS Large Cap Value Fund

           The subadvisor for DWS Large Cap Value Fund is Deutsche Asset
           Management International GmbH ("DeAMi"), Mainzer Landstrasse
           178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

46 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the teams has authority over all aspects of a fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS DREMAN HIGH RETURN EQUITY FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 1998.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2001.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.

-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

DWS LARGE CAP VALUE FUND

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager.
-  Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
-  US and Global Fund Management: Frankfurt.
-  Joined the fund team in 2007.
-  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

                                        Who Manages and Oversees the Funds  | 47

DWS DREMAN MID CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Co-Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2005.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2006.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Mark Roach
Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

DWS DREMAN SMALL CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2002.
-  Founder, Dreman Value Management, L.L.C.

Mark Roach
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

48 | Who Manages and Oversees the Funds

DWS DREMAN CONCENTRATED VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2005.
- Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2000.
- Executive Vice President responsible for Marketing.
- Began investment career in 1986.
- Member of Investment Policy Committee.
- Joined the fund team in 2005.
- Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
- Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
- Over 21 years of investment industry experience.
- Joined the fund team in 2006.
- MS, Texas Tech University.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                        Who Manages and Oversees the Funds  | 49

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Large Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                         2007           2006           2005          2004           2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.40       $  22.87      $  22.15       $  19.93      $  17.09
------------------------------------------     --------       --------      --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss) a                     .28         .38d             .34            .30           .25
__________________________________________     ________       ________      ________       ________      ________
  Net realized and unrealized gain
  (loss)                                           2.34           2.63           .79           2.16          2.81
------------------------------------------     --------       --------      --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 2.62           3.01          1.13           2.46          3.06
__________________________________________     ________       ________      ________       ________      ________
Less distributions from:
  Net investment income                          (  .36)        (  .33)       (  .41)        (  .24)       (  .22)
__________________________________________     ________       ________      ________       ________      ________
  Net realized gains                             (2.15)        (1.15)            -              -             -
__________________________________________     ________       ________      ________       ________      ________
  TOTAL DISTRIBUTIONS                            (2.51)        (1.48)       (  .41)        (  .24)       (  .22)
__________________________________________     ________       ________      ________       ________      ________
Redemption fees                                     .00*           .00*          .00*             -             -
------------------------------------------     --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  24.51       $  24.40      $  22.87       $  22.15      $  19.93
------------------------------------------     --------       --------      --------       --------      --------
Total Return (%)b                               11.65c         13.98d         5.21c         12.34c        18.16c
------------------------------------------     --------       --------      --------       --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)              300            363           364            283           152
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses before expense
reductions (%)                                     1.00           1.02          1.06           1.32          1.30
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses after expense
reductions (%)                                      .99           1.02          1.05           1.21          1.29
__________________________________________     ________       ________      ________       ________      ________
Ratio of net investment income (loss)
     (%)                                           1.21        1.65d            1.52           1.39          1.41
__________________________________________     ________       ________      ________       ________      ________
Portfolio turnover rate (%)                          86             76            56             39            69
------------------------------------------     --------       --------      --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*   Amount is less than $.005.

50 | Financial Highlights

DWS Large Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                         2007           2006           2005          2004           2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.41       $  22.88      $  22.14       $  19.91      $  17.07
------------------------------------------     --------       --------      --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss) a                     .09         .18d             .14            .14           .11
__________________________________________     ________       ________      ________       ________      ________
  Net realized and unrealized gain
  (loss)                                           2.34           2.64           .82           2.15          2.81
------------------------------------------     --------       --------      --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 2.43           2.82           .96           2.29          2.92
__________________________________________     ________       ________      ________       ________      ________
Less distributions from:
  Net investment income                          (  .15)        (  .14)       (  .22)        (  .06)       (  .08)
__________________________________________     ________       ________      ________       ________      ________
  Net realized gains                             (2.15)        (1.15)            -              -             -
__________________________________________     ________       ________      ________       ________      ________
  TOTAL DISTRIBUTIONS                            (2.30)        (1.29)       (  .22)        (  .06)       (  .08)
__________________________________________     ________       ________      ________       ________      ________
Redemption fees                                     .00*           .00*          .00*             -             -
------------------------------------------     --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  24.54       $  24.41      $  22.88       $  22.14      $  19.91
------------------------------------------     --------       --------      --------       --------      --------
Total Return (%)b                               10.74c         13.04d         4.30c         11.51c        17.20c
------------------------------------------     --------       --------      --------       --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)               30             37            48             50            50
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses before expense
reductions (%)                                     1.83           1.89          1.98           2.21          2.16
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses after expense
reductions (%)                                     1.82           1.89          1.90           1.96          2.11
__________________________________________     ________       ________      ________       ________      ________
Ratio of net investment income (loss)
     (%)                                            .38         .78d             .67            .64           .59
__________________________________________     ________       ________      ________       ________      ________
Portfolio turnover rate (%)                          86             76            56             39            69
------------------------------------------     --------       --------      --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 51

DWS Large Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                         2007           2006           2005          2004           2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.40       $  22.86      $  22.13       $  19.91      $  17.07
------------------------------------------     --------       --------      --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss) a                     .11         .21d             .17            .14           .11
__________________________________________     ________       ________      ________       ________      ________
  Net realized and unrealized gain
  (loss)                                           2.34           2.64           .79           2.15          2.82
------------------------------------------     --------       --------      --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 2.45           2.85           .96           2.29          2.93
__________________________________________     ________       ________      ________       ________      ________
Less distributions from:
  Net investment income                          (  .18)        (  .16)       (  .23)        (  .07)       (  .09)
__________________________________________     ________       ________      ________       ________      ________
  Net realized gains                             (2.15)        (1.15)            -              -             -
__________________________________________     ________       ________      ________       ________      ________
  TOTAL DISTRIBUTIONS                            (2.33)        (1.31)       (  .23)        (  .07)       (  .09)
__________________________________________     ________       ________      ________       ________      ________
Redemption fees                                     .00*           .00*          .00*             -             -
------------------------------------------     --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  24.52       $  24.40      $  22.86       $  22.13      $  19.91
------------------------------------------     --------       --------      --------       --------      --------
Total Return (%)b                               10.86c         13.16d           4.38        11.51c        17.23c
------------------------------------------     --------       --------      --------       --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)               32             36            42             38            21
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses before expense
reductions (%)                                     1.74           1.75          1.81           2.08          2.09
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses after expense
reductions (%)                                     1.73           1.75          1.81           1.96          2.07
__________________________________________     ________       ________      ________       ________      ________
Ratio of net investment income (loss)
     (%)                                            .47         .93d             .76            .64           .63
__________________________________________     ________       ________      ________       ________      ________
Portfolio turnover rate (%)                          86             76            56             39            69
------------------------------------------     --------       --------      --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*   Amount is less than $.005.

52 | Financial Highlights

DWS Dreman Concentrated Value Fund - Class A

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.94       $  10.06       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .18            .18            .06
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.87            .00***
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .60           2.05            .06
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .18)        (  .17)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .26)        (  .17)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.28       $  11.94       $  10.06
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     5.01          20.56            .60**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    47             45             22
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         1.60           1.77           2.81*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          1.29        1.19e             1.66*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)               1.44           1.58           1.18*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e  The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.31%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 53

DWS Dreman Concentrated Value Fund - Class B

YEARS ENDED NOVEMBER 30,                               2007           2006           200a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.95       $  10.03       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .08            .10            .02
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.88            .01
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .50           1.98            .03
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .09)        (  .06)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .17)        (  .06)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.28       $  11.95       $  10.03
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     4.15          19.84            .30**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                     2              2              2
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.39           2.60           3.58*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05        1.94e             2.41*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .68            .83            .43*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e  The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 2.06%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

54 | Financial Highlights

DWS Dreman Concentrated Value Fund - Class C

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.94       $  10.03       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .09            .11            .02
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.87            .01
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .51           1.98            .03
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .10)        (  .07)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .18)        (  .07)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.27       $  11.94       $  10.03
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     4.23          19.87            .30**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    15             13              7
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.32           2.54           3.54*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.02        1.84e             2.31*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .71            .93            .53*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.96%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 55

DWS Dreman High Return Equity Fund - Class A

YEARS ENDED NOVEMBER 30,                       2007          2006           2005          2004          2003

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.80       $  44.37      $  41.25      $  36.44      $  30.15
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                         .94            .85           .67           .59           .59
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                         .02           7.20          3.05          4.81          6.28
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS               .96           8.05          3.72          5.40          6.87
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (  .98)        (  .67)       (  .60)       (  .59)       (  .58)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (1.40)        (1.62)       (  .60)       (  .59)       (  .58)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.36       $  50.80      $  44.37      $  41.25      $  36.44
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)b                               1.84        18.33c           9.07         14.97         23.18
----------------------------------------    --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)         5,532          5,891         4,767         4,170         2,983
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                  1.08           1.12          1.12          1.14          1.27
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                  1.08           1.11          1.12          1.14          1.27
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              1.82           1.78          1.56          1.54          1.87
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

56 | Financial Highlights

DWS Dreman High Return Equity Fund - Class B

YEARS ENDED NOVEMBER 30,                       2007          2006           2005          2004          2003

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.60       $  44.20      $  41.08      $  36.29      $  30.01
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                         .53            .47           .32           .28           .34
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                      (  .01)          7.17          3.03          4.78          6.26
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS               .52           7.64          3.35          5.06          6.60
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (  .54)        (  .29)       (  .23)       (  .27)       (  .32)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (  .96)        (1.24)       (  .23)       (  .27)       (  .32)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.16       $  50.60      $  44.20      $  41.08      $  36.29
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)b                               1.01        17.36c           8.18         14.02         22.19
----------------------------------------    --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)           525            763           761           915         1,150
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                  1.89           1.93          1.95          1.96          2.08
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                  1.89           1.93          1.95          1.96          2.08
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              1.02            .96           .73           .72          1.06
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

                                                      Financial Highlights  | 57

DWS Dreman High Return Equity Fund - Class C

YEARS ENDED NOVEMBER 30,                       2007          2006           2005          2004          2003

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.66       $  44.25      $  41.13      $  36.34      $  30.04
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                         .57            .50           .35           .30           .35
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                      (  .01)          7.18          3.04          4.79          6.28
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS               .56           7.68          3.39          5.09          6.63
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (  .58)        (  .32)       (  .27)       (  .30)       (  .33)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (1.00)        (1.27)       (  .27)       (  .30)       (  .33)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.22       $  50.66      $  44.25      $  41.13      $  36.34
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)b                               1.08        17.45c           8.26         14.08         22.27
----------------------------------------    --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)         1,038          1,100           858           683           549
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                  1.82           1.86          1.88          1.92          2.02
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                  1.82           1.85          1.88          1.92          2.02
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              1.09           1.04           .80           .76          1.12
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

58 | Financial Highlights

DWS Dreman High Return Equity Fund - Class R

YEARS ENDED NOVEMBER 30,                      2007           2006           2005          2004       2003a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------         -
NET ASSET VALUE, BEGINNING OF PERIOD       $  50.72       $  44.29       $  41.22      $  36.43     $ 33.86
----------------------------------------   --------       --------       --------      --------     -------
Income (loss) from investment
operations:
  Net investment income b                        .83            .79            .57           .46         .02
________________________________________   ________       ________       ________      ________     _______
  Net realized and unrealized gain
  (loss)                                        .00***        7.17           3.06          4.84        2.55
----------------------------------------   --------       --------       --------      --------     -------
  TOTAL FROM INVESTMENT OPERATIONS              .83           7.96           3.63          5.30        2.57
________________________________________   ________       ________       ________      ________     _______
Less distributions from:
  Net investment income                      (  .89)        (  .58)        (  .56)       (  .51)          -
________________________________________   ________       ________       ________      ________     _______
  Net realized gains                         (  .42)        (  .95)             -             -           -
________________________________________   ________       ________       ________      ________     _______
  TOTAL DISTRIBUTIONS                        (1.31)        (1.53)        (  .56)       (  .51)          -
________________________________________   ________       ________       ________      ________     _______
Redemption fees                                 .00***         .00***         .00***          -           -
----------------------------------------   --------       --------       --------      --------     -------
NET ASSET VALUE, END OF PERIOD             $  50.24       $  50.72       $  44.29      $  41.22     $ 36.43
----------------------------------------   --------       --------       --------      --------     -------
Total Return (%)                               1.60        18.14c            8.87         14.67        7.59**
----------------------------------------   --------       --------       --------      --------     -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------   -------
Net assets, end of period ($ millions)           29             31             11             2         .029
________________________________________   ________       ________       ________      ________     ________
Ratio of expenses before expense
reductions (%)                                 1.31           1.25           1.36          1.48        1.30*
________________________________________   ________       ________       ________      ________     ________
Ratio of expenses after expense
reductions (%)                                 1.31           1.24           1.36          1.48        1.30*
________________________________________   ________       ________       ________      ________     ________
Ratio of net investment income (%)             1.60           1.65           1.32          1.20         .38*
________________________________________   ________       ________       ________      ________     ________
Portfolio turnover rate (%)                      27             32              9            10          14
----------------------------------------   --------       --------       --------      --------     --------

a   For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 59

DWS Dreman Mid Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.96       $  10.04       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .10            .09         (  .01)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.84            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .89           1.93            .04
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .09)        (  .01)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .24)        (  .01)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.61       $  11.96       $  10.04
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     7.54          19.20            .40**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    48             21              4
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         1.61           2.55           6.68*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          1.35        1.25e             2.81*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .79            .86         (  .51)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

60 | Financial Highlights

DWS Dreman Mid Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.87       $  10.02       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .01            .02         (  .03)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.83            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .80           1.85            .02
_________________________________________________   ________       ________       ________
Less distributions from:
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.52       $  11.87       $  10.02
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     6.72          18.46            .20**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                     4              3              1
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.46           3.36           7.41*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05        1.95e             3.51*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .09            .16         (1.21)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 2.24%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 61

DWS Dreman Mid Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.86       $  10.02       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .01            .02         (  .03)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.82            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .80           1.84            .02
_________________________________________________   ________       ________       ________
Less distributions from:
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.51       $  11.86       $  10.02
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     6.81          18.36            .20**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    20              9              2
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.37           3.34           7.46*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05        1.95e             3.51*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .09            .16         (1.21)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 2.24%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

62 | Financial Highlights

DWS Dreman Small Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                         2007          2006          2005          2004          2003

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD          $  40.05      $  35.36      $  31.98      $  25.27      $  18.46
------------------------------------------    --------      --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income (loss)a                    .16           .13           .17           .09           .17
__________________________________________    ________      ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                           .91          8.09          3.50          6.79          6.73
------------------------------------------    --------      --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                1.07          8.22          3.67          6.88          6.90
__________________________________________    ________      ________      ________      ________      ________
Less distributions from:
  Net investment income                              -        (  .39)            -        (  .17)       (  .09)
__________________________________________    ________      ________      ________      ________      ________
  Net realized gains                            (2.11)       (3.14)       (  .29)            -             -
__________________________________________    ________      ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                           (2.11)       (3.53)       (  .29)       (  .17)       (  .09)
__________________________________________    ________      ________      ________      ________      ________
Redemption fees                                    .00*          .00*          .00*            -             -
------------------------------------------    --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                $  39.01      $  40.05      $  35.36      $  31.98      $  25.27
------------------------------------------    --------      --------      --------      --------      --------
Total Return (%)b                                 2.79         25.45         11.55         27.37         37.49
------------------------------------------    --------      --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)           1,405         1,206           703           579           351
__________________________________________    ________      ________      ________      ________      ________
Ratio of expenses (%)                             1.20          1.19          1.27          1.29          1.43
__________________________________________    ________      ________      ________      ________      ________
Ratio of net investment income (loss)
     (%)                                           .42           .39           .52           .35           .91
__________________________________________    ________      ________      ________      ________      ________
Portfolio turnover rate (%)                         60            48            67            64            67
------------------------------------------    --------      --------      --------      --------      --------

a   Based on average shares outstanding during period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

                                                      Financial Highlights  | 63

DWS Dreman Small Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                          2007           2006           2005           2004           2003

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------    --
NET ASSET VALUE, BEGINNING OF PERIOD          $ 37.03        $ 32.84        $ 30.01        $ 23.76        $ 17.41
------------------------------------------    -------        -------        -------        -------        -------
Income (loss) from investment
operations:
  Net investment income (loss)a               (  .10)        (  .13)        (  .09)        (  .12)           .03
__________________________________________    _______        _______        _______        _______        _______
  Net realized and unrealized gain
  (loss)                                         .77           7.46           3.21           6.37           6.32
------------------------------------------    -------        -------        -------        -------        -------
  TOTAL FROM INVESTMENT OPERATIONS               .67           7.33           3.12           6.25           6.35
__________________________________________    _______        _______        _______        _______        _______
Less distributions from:
  Net realized gains                          (2.11)        (3.14)        (  .29)             -              -
__________________________________________    _______        _______        _______        _______        _______
Redemption fees                                  .00*           .00*           .00*             -              -
------------------------------------------    -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD                $ 35.59        $ 37.03        $ 32.84        $ 30.01        $ 23.76
------------------------------------------    -------        -------        -------        -------        -------
Total Return (%)b                               1.92          24.39          10.50          26.30          36.47
------------------------------------------    -------        -------        -------        -------        -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------    --
Net assets, end of period ($ millions)            92            117            109            125            133
__________________________________________    _______        _______        _______        _______        _______
Ratio of expenses (%)                           2.02           2.06           2.19           2.16           2.27
__________________________________________    _______        _______        _______        _______        _______
Ratio of net investment income (loss)
     (%)                                      (  .40)        (  .48)        (  .40)        (  .52)           .07
__________________________________________    _______        _______        _______        _______        _______
Portfolio turnover rate (%)                       60             48             67             64             67
------------------------------------------    -------        -------        -------        -------        -------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

64 | Financial Highlights

DWS Dreman Small Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                         2007           2006           2005           2004           2003

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  37.51       $  33.19       $  30.28       $  23.94       $  17.54
-----------------------------------------     --------       --------       --------       --------       --------
Income (loss) from investment
operations:
  Net investment income (loss)a                 (  .08)        (  .09)        (  .05)        (  .09)           .04
_________________________________________     ________       ________       ________       ________       ________
  Net realized and unrealized gain
  (loss)                                           .79           7.55           3.25           6.43           6.36
-----------------------------------------     --------       --------       --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                 .71           7.46           3.20           6.34           6.40
_________________________________________     ________       ________       ________       ________       ________
Less distributions from:
  Net realized gains                            (2.11)        (3.14)        (  .29)             -              -
_________________________________________     ________       ________       ________       ________       ________
Redemption fees                                    .00*           .00*           .00*             -              -
-----------------------------------------     --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $  36.11       $  37.51       $  33.19       $  30.28       $  23.94
-----------------------------------------     --------       --------       --------       --------       --------
Total Return (%)b                                 2.00          24.54          10.64          26.48          36.49
-----------------------------------------     --------       --------       --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             249            270            152            106             71
_________________________________________     ________       ________       ________       ________       ________
Ratio of expenses (%)                             1.95           1.93           2.05           2.04           2.21
_________________________________________     ________       ________       ________       ________       ________
Ratio of net investment income (loss)
     (%)                                        (  .33)        (  .35)        (  .26)        (  .40)           .13
_________________________________________     ________       ________       ________       ________       ________
Portfolio turnover rate (%)                         60             48             67             64             67
-----------------------------------------     --------       --------       --------       --------       --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

                                                      Financial Highlights  | 65

HOW TO INVEST IN THE FUNDS
Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU
MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.

 CLASSES AND FEATURES                          POINTS TO HELP YOU COMPARE

 CLASS A
 -  Sales charge of up to 5.75% charged        -  Some investors may be able to reduce
  when you buy shares                         or eliminate their sales charge; see
                                              "Class A shares"
 -  In most cases, no charge when you
  sell shares                                 -  Total annual expenses are lower than
                                              those for Class B or Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS B
 -  No sales charge when you buy shares        -  The deferred sales charge rate falls to
                                              zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares         -  Shares automatically convert to
  you bought within the last six years        Class A after six years, which means
                                              lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS C
 -  No sales charge when you buy shares        -  The deferred sales charge rate for one
                                              year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                              Class B shares, but your shares never
  charged when you sell shares you
                                              convert to Class A, so annual expenses
  bought within the last year
                                              remain higher
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS R
 -  No sales charge when you buy or sell       -  Class R is only available to participants
  shares                                      in certain retirement plans
 -  0.25% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Each fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the class share and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.

                                                    Choosing a Share Class  | 67

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:

                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2

  Up to $50,000           5.75%                     6.10%
$    50,000-$99,999       4.50                      4.71
$  100,000-$249,999       3.50                      3.63
$  250,000-$499,999       2.60                      2.67
$  500,000-$999,999       2.00                      2.04
  $1 million or more            see below                see below

           1   The offering price includes the sales charge.

           2   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           -  you plan to invest at least $50,000 in Class A shares (including
              Class A shares in other retail DWS funds) over the next 24 months
              ("Letter of Intent")

           -  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're
              investing now in Class A shares is at least $50,000 ("Cumulative
              Discount")

           -  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

68 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced
           Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger)
           may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit
           www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES
           WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the
           DWS family of funds for an investment in Class A shares of a fund.
           In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons
           (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

                                                    Choosing a Share Class  | 69

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge
           ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50%
           on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know
           About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to a fund.
           Class B shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for
           Class B shares are somewhat higher (and their performance
           correspondingly lower) compared to Class A shares. However, unlike
           Class A shares, your entire investment goes to work immediately.
           After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

70 | Choosing a Share Class

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership.
           But for any shares you sell within those six years, you may be charged as follows:

    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL

  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of a fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

                                                    Choosing a Share Class  | 71

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to a fund.
           Class C shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of
           Class C shares is correspondingly lower than that of Class A shares).

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:

   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL

  First year                                    1.00%
  Second year and later                         None

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

72 | Choosing a Share Class

           Class R shares

           Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Eligibility requirements

           YOU MAY BUY CLASS R SHARES if you are a participant in any of the following types of employer-sponsored plans that offer
           Class R shares of the fund:

           -  All section 401(a) and 457 plans

           -  Certain section 403(b)(7) plans

           -  401(k), profit sharing, money purchase pension and defined benefit plans

           -  Non-qualified deferred compensation plans

                                                    Choosing a Share Class  | 73

How to BUY Class A, B and C Shares

 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS

 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check made payable to "DWS
                                                Scudder" and an investment slip to us
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    simply include a letter with your
  Scudder"                                      name, account number, the full name
                                                of the fund and the share class and
                                                your investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-scudder.com or
                                                log in if already registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

74 | How to Buy Class A, B and C Shares

How to EXCHANGE or SELL Class A, B and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES

                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor by the method
  method that's most convenient for you         that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

                           How to Exchange or Sell Class A, B and C Shares  | 75

How to BUY and SELL Class R Shares

           If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting.
           In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.

           There are no minimum investments with respect to Class R shares.

           Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in

76 | How to Buy and Sell Class R Shares

           this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the
           Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket"
           platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the
           Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing

                                        How to Buy and Sell Class R Shares  | 77

           payments is included in each fund's Statement of Additional
           Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the
           DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the
           Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

78 | Policies You Should Know About

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           621-1048.

           DWS DREMAN SMALL CAP VALUE FUND. Effective December 29, 2006, DWS
           Dreman Small Cap Value Fund was closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund.

           You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time December 29, 2006, you were:

           -  a current fund shareholder; or

           -  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an
              investment option.

           New accounts may be opened for:

           -  transfers of shares from existing accounts in this fund
              (including IRA rollovers);

           -  Officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

                                            Policies You Should Know About  | 79

           -  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder
           Distributors, Inc. ("DWS-SDI") ("Flex Plans");

           -  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of December 29, 2006;

           -  purchases through any comprehensive or "wrap" fee program or other fee based program; or

           -  accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and the portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

           Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 29, 2006.
           Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

           Exchanges will not be permitted unless the exchange is being made into an existing fund account.

           DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

           The fund may resume sales of shares to additional investors at a future date, but has no present intention to do so.

           IRA ROLLOVERS. You may complete a direct rollover from an
           employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of
           Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

80 | Policies You Should Know About

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

                                            Policies You Should Know About  | 81

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A, B and
           C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, group retirement plans and certain other accounts having lower minimum share balance requirements or Class R shares).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily

82 | Policies You Should Know About

           available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

                                            Policies You Should Know About  | 83

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor

84 | Policies You Should Know About

           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
           redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's
           Board, intermediaries

                                            Policies You Should Know About  | 85

           who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

86 | Policies You Should Know About

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

            Since many transactions may be initiated by telephone or
            electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
            personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 87

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           621-1048 or contact your financial advisor for more information.

            WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
            CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC.
           These include:

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

88 | Policies You Should Know About

           -  the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           -  withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           -  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           -  for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           -  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS
           SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
           Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

                                            Policies You Should Know About  | 89

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system.
           In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment
           Company Act of 1940. Generally, those circumstances are when 1) the
           New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

90 | Policies You Should Know About

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

                                            Policies You Should Know About  | 91

           -  withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or redemption fee); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

92 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS
           Dreman High Return Equity Fund each intends to pay dividends to shareholders quarterly. These funds also intend to pay distributions annually in December. DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund each intends to pay dividends and distributions to shareholders annually in December.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
            can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
            employer-sponsored qualified plans, and retirement plans,
            reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 93

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:

DISTRIBUTIONS FROM A FUND
-  gains from the sale of                             -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

94 | Understanding Distributions and Taxes

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.

                                     Understanding Distributions and Taxes  | 95

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to
           Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End
           Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

96 | Appendix

DWS Large Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.00%             -1.98%       $  9,802.00        $   671.14
   2           10.25%        1.00%              1.94%       $ 10,194.08        $    99.98
   3           15.76%        1.00%              6.02%       $ 10,601.84        $   103.98
   4           21.55%        1.00%             10.26%       $ 11,025.92        $   108.14
   5           27.63%        1.00%             14.67%       $ 11,466.95        $   112.46
   6           34.01%        1.00%             19.26%       $ 11,925.63        $   116.96
   7           40.71%        1.00%             24.03%       $ 12,402.66        $   121.64
   8           47.75%        1.00%             28.99%       $ 12,898.76        $   126.51
   9           55.13%        1.00%             34.15%       $ 13,414.71        $   131.57
  10           62.89%        1.00%             39.51%       $ 13,951.30        $   136.83
  TOTAL                                                                        $ 1,729.21

DWS Large Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.83%              3.17%       $ 10,317.00        $   185.90
   2           10.25%        1.83%              6.44%       $ 10,644.05        $   191.79
   3           15.76%        1.83%              9.81%       $ 10,981.47        $   197.87
   4           21.55%        1.83%             13.30%       $ 11,329.58        $   204.15
   5           27.63%        1.83%             16.89%       $ 11,688.73        $   210.62
   6           34.01%        1.83%             20.59%       $ 12,059.26        $   217.29
   7           40.71%        1.00%             25.42%       $ 12,541.63        $   123.00
   8           47.75%        1.00%             30.43%       $ 13,043.29        $   127.92
   9           55.13%        1.00%             35.65%       $ 13,565.03        $   133.04
  10           62.89%        1.00%             41.08%       $ 14,107.63        $   138.36
  TOTAL                                                                        $ 1,729.24

                                                                  Appendix  | 97

DWS Large Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.74%              3.26%       $ 10,326.00        $   176.84
   2           10.25%        1.74%              6.63%       $ 10,662.63        $   182.60
   3           15.76%        1.74%             10.10%       $ 11,010.23        $   188.55
   4           21.55%        1.74%             13.69%       $ 11,369.16        $   194.70
   5           27.63%        1.74%             17.40%       $ 11,739.80        $   201.05
   6           34.01%        1.74%             21.23%       $ 12,122.51        $   207.60
   7           40.71%        1.74%             25.18%       $ 12,517.71        $   214.37
   8           47.75%        1.74%             29.26%       $ 12,925.79        $   221.36
   9           55.13%        1.74%             33.47%       $ 13,347.17        $   228.57
  10           62.89%        1.74%             37.82%       $ 13,782.28        $   236.03
  TOTAL                                                                        $ 2,051.67

DWS Dreman Concentrated Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.31%             -2.27%       $  9,772.78        $   700.75
   2           10.25%        1.60%              1.05%       $ 10,105.06        $   159.02
   3           15.76%        1.60%              4.49%       $ 10,448.63        $   164.43
   4           21.55%        1.60%              8.04%       $ 10,803.88        $   170.02
   5           27.63%        1.60%             11.71%       $ 11,171.21        $   175.80
   6           34.01%        1.60%             15.51%       $ 11,551.04        $   181.78
   7           40.71%        1.60%             19.44%       $ 11,943.77        $   187.96
   8           47.75%        1.60%             23.50%       $ 12,349.86        $   194.35
   9           55.13%        1.60%             27.70%       $ 12,769.75        $   200.96
  10           62.89%        1.60%             32.04%       $ 13,203.93        $   207.79
  TOTAL                                                                        $ 2,342.86

98 | Appendix

DWS Dreman Concentrated Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.06%              2.94%       $ 10,294.00        $  209.03
   2           10.25%        2.39%              5.63%       $ 10,562.67        $  249.24
   3           15.76%        2.39%              8.38%       $ 10,838.36        $  255.74
   4           21.55%        2.39%             11.21%       $ 11,121.24        $  262.42
   5           27.63%        2.39%             14.12%       $ 11,411.50        $  269.27
   6           34.01%        2.39%             17.09%       $ 11,709.34        $  276.29
   7           40.71%        1.60%             21.07%       $ 12,107.46        $  190.53
   8           47.75%        1.60%             25.19%       $ 12,519.12        $  197.01
   9           55.13%        1.60%             29.45%       $ 12,944.77        $  203.71
  10           62.89%        1.60%             33.85%       $ 13,384.89        $  210.64
  TOTAL                                                                        2,323.88

DWS Dreman Concentrated Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.06%              2.94%       $ 10,294.00        $   209.03
   2           10.25%        2.32%              5.70%       $ 10,569.88        $   242.02
   3           15.76%        2.32%              8.53%       $ 10,853.15        $   248.51
   4           21.55%        2.32%             11.44%       $ 11,144.02        $   255.17
   5           27.63%        2.32%             14.43%       $ 11,442.68        $   262.01
   6           34.01%        2.32%             17.49%       $ 11,749.34        $   269.03
   7           40.71%        2.32%             20.64%       $ 12,064.22        $   276.24
   8           47.75%        2.32%             23.88%       $ 12,387.54        $   283.64
   9           55.13%        2.32%             27.20%       $ 12,719.53        $   291.24
  10           62.89%        2.32%             30.60%       $ 13,060.41        $   299.05
  TOTAL                                                                        $ 2,635.94

                                                                  Appendix  | 99

DWS Dreman High Return Equity Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.08%             -2.06%       $  9,794.46        $   678.79
   2           10.25%        1.08%              1.78%       $ 10,178.40        $   107.85
   3           15.76%        1.08%              5.77%       $ 10,577.40        $   112.08
   4           21.55%        1.08%              9.92%       $ 10,992.03        $   116.47
   5           27.63%        1.08%             14.23%       $ 11,422.92        $   121.04
   6           34.01%        1.08%             18.71%       $ 11,870.70        $   125.79
   7           40.71%        1.08%             23.36%       $ 12,336.03        $   130.72
   8           47.75%        1.08%             28.20%       $ 12,819.60        $   135.84
   9           55.13%        1.08%             33.22%       $ 13,322.13        $   141.17
  10           62.89%        1.08%             38.44%       $ 13,844.36        $   146.70
  TOTAL                                                                        $ 1,816.45

DWS Dreman High Return Equity Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.89%              3.11%       $ 10,311.00        $   191.94
   2           10.25%        1.89%              6.32%       $ 10,631.67        $   197.91
   3           15.76%        1.89%              9.62%       $ 10,962.32        $   204.06
   4           21.55%        1.89%             13.03%       $ 11,303.25        $   210.41
   5           27.63%        1.89%             16.55%       $ 11,654.78        $   216.95
   6           34.01%        1.89%             20.17%       $ 12,017.24        $   223.70
   7           40.71%        1.08%             24.88%       $ 12,488.32        $   132.33
   8           47.75%        1.08%             29.78%       $ 12,977.86        $   137.52
   9           55.13%        1.08%             34.87%       $ 13,486.59        $   142.91
  10           62.89%        1.08%             40.15%       $ 14,015.26        $   148.51
  TOTAL                                                                        $ 1,806.24

100 | Appendix

DWS Dreman High Return Equity Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.82%              3.18%       $ 10,318.00        $   184.89
   2           10.25%        1.82%              6.46%       $ 10,646.11        $   190.77
   3           15.76%        1.82%              9.85%       $ 10,984.66        $   196.84
   4           21.55%        1.82%             13.34%       $ 11,333.97        $   203.10
   5           27.63%        1.82%             16.94%       $ 11,694.39        $   209.56
   6           34.01%        1.82%             20.66%       $ 12,066.27        $   216.22
   7           40.71%        1.82%             24.50%       $ 12,449.98        $   223.10
   8           47.75%        1.82%             28.46%       $ 12,845.89        $   230.19
   9           55.13%        1.82%             32.54%       $ 13,254.39        $   237.51
  10           62.89%        1.82%             36.76%       $ 13,675.88        $   245.07
  TOTAL                                                                        $ 2,137.25

DWS Dreman High Return Equity Fund - Class R

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.31%              3.69%       $ 10,369.00        $   133.42
   2           10.25%        1.31%              7.52%       $ 10,751.62        $   138.34
   3           15.76%        1.31%             11.48%       $ 11,148.35        $   143.44
   4           21.55%        1.31%             15.60%       $ 11,559.72        $   148.74
   5           27.63%        1.31%             19.86%       $ 11,986.28        $   154.23
   6           34.01%        1.31%             24.29%       $ 12,428.57        $   159.92
   7           40.71%        1.31%             28.87%       $ 12,887.19        $   165.82
   8           47.75%        1.31%             33.63%       $ 13,362.72        $   171.94
   9           55.13%        1.31%             38.56%       $ 13,855.81        $   178.28
  10           62.89%        1.31%             43.67%       $ 14,367.09        $   184.86
  TOTAL                                                                        $ 1,578.99

                                                                 Appendix  | 101

DWS Dreman Mid Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.35%             -2.31%       $  9,769.01        $   704.56
   2           10.25%        1.61%              1.00%       $ 10,100.18        $   159.95
   3           15.76%        1.61%              4.43%       $ 10,442.58        $   165.37
   4           21.55%        1.61%              7.97%       $ 10,796.58        $   170.98
   5           27.63%        1.61%             11.63%       $ 11,162.59        $   176.77
   6           34.01%        1.61%             15.41%       $ 11,541.00        $   182.76
   7           40.71%        1.61%             19.32%       $ 11,932.24        $   188.96
   8           47.75%        1.61%             23.37%       $ 12,336.74        $   195.37
   9           55.13%        1.61%             27.55%       $ 12,754.96        $   201.99
  10           62.89%        1.61%             31.87%       $ 13,187.35        $   208.84
  TOTAL                                                                        $ 2,355.55

DWS Dreman Mid Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.05%              2.95%       $ 10,295.00        $   208.02
   2           10.25%        2.46%              5.56%       $ 10,556.49        $   256.47
   3           15.76%        2.46%              8.25%       $ 10,824.63        $   262.99
   4           21.55%        2.46%             11.00%       $ 11,099.57        $   269.67
   5           27.63%        2.46%             13.82%       $ 11,381.50        $   276.52
   6           34.01%        2.46%             16.71%       $ 11,670.59        $   283.54
   7           40.71%        1.61%             20.66%       $ 12,066.23        $   191.08
   8           47.75%        1.61%             24.75%       $ 12,475.27        $   197.56
   9           55.13%        1.61%             28.98%       $ 12,898.18        $   204.26
  10           62.89%        1.61%             33.35%       $ 13,335.43        $   211.18
  TOTAL                                                                        $ 2,361.29

102 | Appendix

DWS Dreman Mid Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.05%              2.95%       $ 10,295.00        $   208.02
   2           10.25%        2.37%              5.66%       $ 10,565.76        $   247.20
   3           15.76%        2.37%              8.44%       $ 10,843.64        $   253.70
   4           21.55%        2.37%             11.29%       $ 11,128.83        $   260.37
   5           27.63%        2.37%             14.22%       $ 11,421.51        $   267.22
   6           34.01%        2.37%             17.22%       $ 11,721.90        $   274.25
   7           40.71%        2.37%             20.30%       $ 12,030.19        $   281.46
   8           47.75%        2.37%             23.47%       $ 12,346.58        $   288.86
   9           55.13%        2.37%             26.71%       $ 12,671.29        $   296.46
  10           62.89%        2.37%             30.05%       $ 13,004.55        $   304.26
  TOTAL                                                                        $ 2,681.80

DWS Dreman Small Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.21%             -2.18%       $  9,782.21        $   691.20
   2           10.25%        1.21%              1.53%       $ 10,152.95        $   120.61
   3           15.76%        1.21%              5.38%       $ 10,537.75        $   125.18
   4           21.55%        1.21%              9.37%       $ 10,937.13        $   129.92
   5           27.63%        1.21%             13.52%       $ 11,351.65        $   134.85
   6           34.01%        1.21%             17.82%       $ 11,781.88        $   139.96
   7           40.71%        1.21%             22.28%       $ 12,228.41        $   145.26
   8           47.75%        1.21%             26.92%       $ 12,691.87        $   150.77
   9           55.13%        1.21%             31.73%       $ 13,172.89        $   156.48
  10           62.89%        1.21%             36.72%       $ 13,672.14        $   162.41
  TOTAL                                                                        $ 1,956.64

                                                                 Appendix  | 103

DWS Dreman Small Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.03%              2.97%       $ 10,297.00        $   206.01
   2           10.25%        2.03%              6.03%       $ 10,602.82        $   212.13
   3           15.76%        2.03%              9.18%       $ 10,917.72        $   218.43
   4           21.55%        2.03%             12.42%       $ 11,241.98        $   224.92
   5           27.63%        2.03%             15.76%       $ 11,575.87        $   231.60
   6           34.01%        2.03%             19.20%       $ 11,919.67        $   238.48
   7           40.71%        1.21%             23.71%       $ 12,371.43        $   146.96
   8           47.75%        1.21%             28.40%       $ 12,840.30        $   152.53
   9           55.13%        1.21%             33.27%       $ 13,326.95        $   158.31
  10           62.89%        1.21%             38.32%       $ 13,832.04        $   164.31
  TOTAL                                                                        $ 1,953.68

DWS Dreman Small Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.96%              3.04%       $ 10,304.00        $   198.98
   2           10.25%        1.96%              6.17%       $ 10,617.24        $   205.03
   3           15.76%        1.96%              9.40%       $ 10,940.01        $   211.26
   4           21.55%        1.96%             12.73%       $ 11,272.58        $   217.68
   5           27.63%        1.96%             16.15%       $ 11,615.27        $   224.30
   6           34.01%        1.96%             19.68%       $ 11,968.37        $   231.12
   7           40.71%        1.96%             23.32%       $ 12,332.21        $   238.15
   8           47.75%        1.96%             27.07%       $ 12,707.11        $   245.39
   9           55.13%        1.96%             30.93%       $ 13,093.41        $   252.85
  10           62.89%        1.96%             34.91%       $ 13,491.45        $   260.53
  TOTAL                                                                        $ 2,285.29

104 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything
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STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
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including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Series, Inc.                  DWS Large Cap Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman Concentrated Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman High Return Equity Fund    811-5385
DWS Value Series, Inc.             DWS Dreman Mid Cap Value Fund    811-5385
DWS Value Series, Inc.           DWS Dreman Small Cap Value Fund    811-5385

(03/01/08) DVF1-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED
                                FUNDS/PORTFOLIOS:

                             ----------------------

 Cash Account Trust:                          DWS Equity Partners Fund                    DWS Mid Cap Growth Fund
   Government & Agency Securities Portfolio   DWS Europe Equity Fund                      DWS Money Market Prime Series
   Money Market Portfolio                     DWS Floating Rate Plus Fund                 DWS Money Market Series
   Tax-Exempt Portfolio                       DWS Global Bond Fund                        DWS New York Tax-Free Income Fund
 Cash Management Fund Institutional           DWS Global Opportunities Fund               DWS RREEF Global Infrastructure Fund
 Cash Reserve Fund, Inc.:                     DWS Global Thematic Fund                    DWS RREEF Global Real Estate Securities
   Prime Series                               DWS GNMA Fund                                 Fund
 Cash Reserves Fund Institutional             DWS Gold & Precious Metals Fund             DWS RREEF Real Estate Securities Fund
 DWS Alternative Asset Allocation Plus Fund   DWS Growth & Income Fund                    DWS S&P 500 Index Fund
 DWS Balanced Fund                            DWS Health Care Fund                        DWS Short Duration Fund
 DWS Blue Chip Fund                           DWS High Income Fund                        DWS Short Duration Plus Fund
 DWS California Tax-Free Income Fund          DWS High Income Plus Fund                   DWS Short-Term Municipal Bond Fund
 DWS Capital Growth Fund                      DWS Inflation Protected Plus Fund           DWS Small Cap Core Fund
 DWS Climate Change Fund                      DWS Intermediate Tax/AMT Free Fund          DWS Small Cap Growth Fund
 DWS Commodity Securities Fund                DWS International Fund                      DWS Small Cap Value Fund
 DWS Communications Fund                      DWS International Select Equity Fund        DWS Strategic Government Securities Fund
 DWS Core Fixed Income Fund                   DWS International Value Opportunities       DWS Strategic High Yield Tax Free Fund
 DWS Core Plus Allocation Fund                  Fund                                      DWS Strategic Income Fund
 DWS Core Plus Income Fund                    DWS Japan Equity Fund                       DWS Target 2010 Fund
 DWS Disciplined Long/Short Growth Fund       DWS Large Cap Value Fund                    DWS Target 2011 Fund
 DWS Disciplined Long/Short Value Fund        DWS Large Company Growth Fund               DWS Target 2012 Fund
 DWS Disciplined Market Neutral Fund          DWS Latin America Equity Fund               DWS Target 2013 Fund
 DWS Dreman Concentrated Value Fund           DWS LifeCompass 2015 Fund                   DWS Target 2014 Fund
 DWS Dreman High Return Equity Fund           DWS LifeCompass 2020 Fund                   DWS Technology Fund
 DWS Dreman Mid Cap Value Fund                DWS LifeCompass 2030 Fund                   DWS U.S. Bond Index Fund
 DWS Dreman Small Cap Value Fund              DWS LifeCompass 2040 Fund                   DWS Value Builder Fund
 DWS EAFE(R) Equity Index Fund                  DWS LifeCompass Income Fund                 Investors Cash Trust:
 DWS Emerging Markets Equity Fund             DWS LifeCompass Protect Fund                  Treasury Portfolio
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass Retirement Fund             NY Tax Free Money Fund
 DWS Enhanced S&P 500 Index Fund              DWS Lifecycle Long Range Fund               Tax-Exempt California Money Market Fund
 DWS Equity 500 Index Fund                    DWS Managed Municipal Bond Fund             Tax Free Money Fund Investment
 DWS Equity Income Fund                       DWS Massachusetts Tax-Free Fund
                                              DWS Micro Cap Fund

------------------------------------------------------------------------------------------------------------------------------------

On or about July 25, 2008, the following information replaces similar disclosure under "Policies about transactions" in the "Policies You Should Know About"
section of each fund's/portfolio's prospectuses:

Each fund/portfolio accepts payment for shares only in US dollars by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund/portfolio does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or
Internet-based companies. In addition, a fund/portfolio generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, a fund/portfolio may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors
Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS
Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

               Please Retain This Supplement for Future Reference

July 25, 2008
DMF-3671
                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE INSTITUTIONAL CLASS
               PROSPECTUS OF EACH OF THE LISTED FUNDS/PORTFOLIOS:

                             ----------------------

Cash Reserve Fund, Inc.:                    DWS Dreman Small Cap Value Fund             DWS Large Company Growth Fund
  Prime Series                              DWS EAFE(R) Equity Index Fund               DWS Lifecycle Long Range Fund
DWS Alternative Asset Allocation Plus Fund  DWS Emerging Markets Equity Fund            DWS LifeCompass Income Fund
Cash Management Fund Institutional          DWS Emerging Markets Fixed Income Fund      DWS LifeCompass Protect Fund
DWS Balanced Fund                           DWS Equity 500 Index Fund                   DWS Managed Municipal Bond Fund
DWS Blue Chip Fund                          DWS Equity Income Fund                      DWS Micro Cap Fund
DWS Capital Growth Fund                     DWS Equity Partners Fund                    DWS Mid Cap Growth Fund
DWS Climate Change Fund                     DWS Europe Equity Fund                      DWS Money Market Series
DWS Commodity Securities Fund               DWS Floating Rate Plus Fund                 DWS RREEF Global Real Estate Securities
DWS Communications Fund                     DWS Gold & Precious Metals Fund             Fund
DWS Core Fixed Income Fund                  DWS Growth & Income Fund                    DWS RREEF Global Infrastructure Fund
DWS Core Plus Allocation Fund               DWS Health Care Fund                        DWS RREEF Real Estate Securities Fund
DWS Core Plus Income Fund                   DWS High Income Fund                        DWS Short Duration Fund
DWS Disciplined Long/Short Growth Fund      DWS High Income Plus Fund                   DWS Short-Term Municipal Bond Fund
DWS Disciplined Long/Short Value Fund       DWS Inflation Protected Plus Fund           DWS Small Cap Growth Fund
DWS Disciplined Market Neutral Fund         DWS Intermediate Tax/AMT Free Fund          DWS Strategic Government Securities Fund
DWS Dreman Concentrated Value Fund          DWS International Fund                      DWS Strategic High Yield Tax Free Fund
DWS Dreman High Return Equity Fund          DWS International Select Equity Fund        DWS Technology Fund
DWS Dreman Mid Cap Value Fund               DWS International Value Opportunities Fund  DWS U.S. Bond Index Fund
                                            DWS Large Cap Value Fund                    DWS Value Builder Fund

--------------------------------------------------------------------------------

On or about July 25, 2008, the following information replaces in its entirety the disclosure under "Investment minimums" in the "Buying and Selling
Institutional Class Shares" section of each fund's/portfolio's Institutional
Class prospectus:

Investment minimums

Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements. The minimum initial investment is waived for:

o  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

o  Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

July 25, 2008
DMF-3672

o  For DWS Capital Growth Fund, DWS Core Fixed Income Fund, DWS Dreman High
   Return Equity Fund and DWS Dreman Small Cap Value Fund only: Shareholders with existing Institutional Class accounts prior to July 23, 2007 who purchased shares through certain broker-dealers authorized to sell shares of the funds.

o  Registered investment advisors who trade through platforms approved by the
   Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet, or in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

Each fund reserves the right to modify the above eligibility requirements and investment minimums at any time. In addition, each Fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the
Fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.

               Please Retain This Supplement for Future Reference

July 25, 2008
DMF-3672

                                 MARCH 1, 2008

                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                            DWS LARGE CAP VALUE FUND

                       DWS DREMAN CONCENTRATED VALUE FUND

                       DWS DREMAN HIGH RETURN EQUITY FUND

                         DWS DREMAN MID CAP VALUE FUND

                        DWS DREMAN SMALL CAP VALUE FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW EACH FUND WORKS
  4      DWS Large Cap Value Fund
 11      DWS Dreman Concentrated
         Value Fund
 18      DWS Dreman High Return
         Equity Fund
 24      DWS Dreman Mid Cap Value
         Fund
 31      DWS Dreman Small Cap Value
         Fund
 37      Other Policies and Secondary
         Risks
 39      Who Manages and Oversees
         the Funds
 45      Financial Highlights

HOW TO INVEST IN THE FUNDS
 51      Buying and Selling
         Institutional Class Shares
 57      Policies You Should Know
         About
 70      Understanding Distributions
         and Taxes
 73      Appendix

HOW EACH FUND WORKS
On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

DWS Dreman Small Cap Value Fund is closed to new investors
(see "Policies You Should Know About" for additional information).

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                  Institutional Class
  ticker symbol                   KDCIX
    fund number                   1486

    DWS LARGE CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg.
            TM) Value Index (as of January 31, 2008, the Russell 1000 (Reg. TM)
            Value Index had a median market capitalization of $4.9 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Large Cap Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                                   DWS Large Cap Value Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

6 | DWS Large Cap Value Fund

            recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                                   DWS Large Cap Value Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Large Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

 2.14      -14.90     32.94       9.66      2.28     15.93      13.02
2001       2002       2003       2004      2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 18.80%, Q2 2003              WORST QUARTER: -19.39%, Q3 2002

8 | DWS Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR        5 YEARS      SINCE INCEPTION*

 INSTITUTIONAL CLASS
   Return before Taxes                                13.02          14.33             8.93
   Return after Taxes on Distributions                 9.03          12.73             7.64
   Return after Taxes on Distributions
   and Sale of Fund Shares                            12.32**        12.28             7.44
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                                -0.17         14.63             7.11
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                                5.49          12.83             2.14

 *   Inception date for the Institutional Class was June 1, 2000. Index comparison begins on May 31, 2000.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total Return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                                   DWS Large Cap Value Fund  | 9

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.42%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses 2                                           0.16
 TOTAL ANNUAL OPERATING EXPENSES 3                          0.58

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3   Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.65% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Institutional Class         $59         $186         $324         $726

10 | DWS Large Cap Value Fund

                                            Institutional Class
  ticker symbol                             LOPIX
    fund number                             1444

    DWS DREMAN CONCENTRATED VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is long-term growth of capital.

            The fund seeks to achieve its objective by investing primarily in the common stocks of large companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund is classified as a non-diversified portfolio and normally invests in a core position of common stocks (normally
            20 to 25 stocks) that represent the portfolio managers' best ideas.
            The fund may hold a limited number of additional positions under unusual market conditions, to accommodate large inflows or outflows of cash, or to accumulate or reduce existing positions.

            The fund may invest up to 20% of total assets in foreign securities and up to 10% of total assets in high yield bonds ("junk" bonds).
            Compared to investment-grade bonds, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. Other fundamental factors that the portfolio managers consider are liquidity ratios, debt management, and return on equity.

                                        DWS Dreman Concentrated Value Fund  | 11

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. Because of the fund's emphasis on a limited number of issuers, the fund may have greater exposure to a particular sector or sectors than a more diversified
            portfolio.

            The portfolio managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented. The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

12 | DWS Dreman Concentrated Value Fund

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            FOCUS RISK. A strategy of investing in a limited number of securities may increase the volatility of the fund's investment performance compared to a strategy of investing in a larger number of securities.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers.
            Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that invests in a limited number of issuers and who can accept somewhat higher volatility.

                                        DWS Dreman Concentrated Value Fund  | 13

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

14 | DWS Dreman Concentrated Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Concentrated Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

    18.94      2.78
    2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 8.03%, Q2 2007               WORST QUARTER: -4.59%, Q4 2007

                                        DWS Dreman Concentrated Value Fund  | 15

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR       SINCE INCEPTION*

 INSTITUTIONAL CLASS
   Return before Taxes                                2.78               9.98
   Return after Taxes on Distributions                1.28               9.14
   Return after Taxes on Distributions
   and Sale of Fund Shares                            2.88**             8.35
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -0.17             10.62
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               5.49              10.49

 *   Inception date for the fund was June 2, 2005. Index comparison begins on
     May 31, 2005.

 **   Return after Taxes on Distributions and Sales of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redmeption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

16 | DWS Dreman Concentrated Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.80%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                            0.43
 TOTAL ANNUAL OPERATING EXPENSES                           1.23
 Less Expense Waiver/Reimbursement 2                        0.17
 NET ANNUAL OPERATING EXPENSES 2                            1.06

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund so that the total operating expenses will not exceed 1.06% for Institutional Class shares excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expense in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Institutional Class        $108         $374         $659       $1,474

                                        DWS Dreman Concentrated Value Fund  | 17

                                            Institutional Class
  ticker symbol                             KDHIX
    fund number                             539

    DWS DREMAN HIGH RETURN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve a high rate of total return.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of January 31, 2008, the S&P 500
            Index had a median market capitalization of $11.8 billion) and that the portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

18 | DWS Dreman High Return Equity Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

                                        DWS Dreman High Return Equity Fund  | 19

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

20 | DWS Dreman High Return Equity Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman High Return Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

31.81      13.82       8.08     17.76      -0.84
2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 20.52%, Q2 2003              WORST QUARTER: -5.90%, Q1 2003

                                        DWS Dreman High Return Equity Fund  | 21

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                              1 YEAR        5 YEAR       SINCE INCEPTION*

 INSTITUTIONAL CLASS
   Return before Taxes                         -0.84          13.62            11.04
   Return after Taxes on Distributions         -2.72          12.86            10.26
   Return after Taxes on Distributions
   and Sale of Fund Shares                     0.73**         11.78             9.43
 S&P 500 INDEX (reflects no deduction
 for fees, expenses or taxes)                  5.49           12.83            11.27

 *   Inception date for the Institutional Class was August 19, 2002. Index comparison begins on August 31, 2002.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

22 | DWS Dreman High Return Equity Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.67%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                            0.12
 TOTAL ANNUAL OPERATING EXPENSES 2                          0.79

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   Through October 20, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.83% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Institutional Class         $81         $252         $439         $978

                                        DWS Dreman High Return Equity Fund  | 23

                                       Institutional Class
  ticker symbol                        MIDIX
    fund number                        1417

    DWS DREMAN MID CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap
            (Reg. TM) Value Index with a market capitalization which usually ranges from $1 billion to $20 billion.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities.

24 | DWS Dreman Mid Cap Value Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

                                             DWS Dreman Mid Cap Value Fund  | 25

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information -
            the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

26 | DWS Dreman Mid Cap Value Fund

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                             DWS Dreman Mid Cap Value Fund  | 27

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Mid Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

18.45      5.81
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 7.72%, Q2 2007               WORST QUARTER: -3.96%, Q4 2007

28 | DWS Dreman Mid Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                               1 YEAR       SINCE INCEPTION*

 INSTITUTIONAL CLASS
   Return before Taxes                          5.81              10.93
   Return after Taxes on Distributions          3.76               9.67
   Return after Taxes on Distributions
   and Sale of Fund Shares                      4.21**             8.77
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -1.42              8.12

 *   Inception date for the fund was August 2, 2005. Index comparison begins on
     July 31, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 The RUSSELL MIDCAP (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
 1000 Value Index.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                             DWS Dreman Mid Cap Value Fund  | 29

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.75%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                            0.47
 TOTAL ANNUAL OPERATING EXPENSES                           1.22
 Less Expense Waiver/Reimbursement 2                        0.22
 NET ANNUAL OPERATING EXPENSES 2                            1.00

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Institutional Class        $102         $365         $649       $ 1,458

30 | DWS Dreman Mid Cap Value Fund

                                         Institutional Class
  ticker symbol                          KDSIX
    fund number                          545

    DWS DREMAN SMALL CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 (Reg. TM) Index (as of January 31, 2008, the
            Russell 2000 (Reg. TM) Index had a median market capitalization of
            $539 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the
            Index.

            While the fund invests mainly in US stocks, it could invest up to
            20% of total assets in foreign securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening stocks of small companies with below market
            price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

            From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on an analysis of economic outlooks for various industries.

            The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better
            opportunities.

                                           DWS Dreman Small Cap Value Fund  | 31

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor
            management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

32 | DWS Dreman Small Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                           DWS Dreman Small Cap Value Fund  | 33

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Small Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

43.11      25.85      10.11      24.25      2.83
2003       2004       2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 22.34%, Q2 2003              WORST QUARTER: -5.38%, Q1 2003

34 | DWS Dreman Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR        5 YEAR       SINCE INCEPTION*

 INSTITUTIONAL CLASS
   Return before Taxes                                2.83           20.43            17.53
   Return after Taxes on Distributions                0.55           19.25            16.39
   Return after Taxes on Distributions
   and Sale of Fund Shares                            3.66**         17.91            15.28
 RUSSELL 2000 (Reg. TM) INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               -1.57          16.25            14.84
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -9.78          15.80            14.18

 *   Inception date for the Institutional Class was August 19, 2002. Index comparison begins on August 31, 2002.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                           DWS Dreman Small Cap Value Fund  | 35

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.71%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                            0.15
 Acquired Funds (Underlying Funds) Fees
 and Expenses 2                                             0.01
 TOTAL ANNUAL OPERATING EXPENSES                           0.87

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   The amount indicated is based on the indirect net expenses associated with the fund's investment in the underlying funds for the fiscal year ended
   November 30, 2007.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Institutional Class         $89         $278         $482       $1,073

36 | DWS Dreman Small Cap Value Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to each fund's (except DWS Dreman Concentrated Value
              Fund) 80% investment policy as described herein.

           -  As a temporary defensive measure, each fund could shift up to 50%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions at higher tax rates.

           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

                                        Other Policies and Secondary Risks  | 37

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           IPO RISK. Securities purchased in initial public offerings (IPOs)
           may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or

38 | Other Policies and Secondary Risks

           after the 15th day following quarter-end. Each fund's Statement of
           Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

                                        Who Manages and Oversees the Funds  | 39

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

FUND NAME                                            FEE PAID

  DWS Large Cap Value Fund                            0.46%
  DWS Dreman Concentrated Value Fund                   0.54%*
  DWS Dreman High Return Equity Fund                  0.67%
  DWS Dreman Mid Cap Value Fund                        0.51%*
  DWS Dreman Small Cap Value Fund                     0.71%

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           Effective April 25, 2007, DWS Large Cap Value Fund pays the Advisor under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.425% of the fund's average daily net assets up to $1.5 billion, 0.400% of the next $500 million, 0.375% of the next $1 billion, 0.350% of the next $1 billion, 0.325% of the next $1 billion and 0.300% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended November 30 (see "Shareholder reports" on the back cover).

           The Advisor provides administrative services to DWS Large Cap Value
           Fund under a separate administrative services agreement between the fund and the Advisor. The funds, other than DWS Large Cap Value
           Fund, each pay the Advisor for providing most of each fund's administrative services under each fund's investment management agreement.

40 | Who Manages and Oversees the Funds

           The Subadvisors

           Subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman High
           Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund

           The subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman
           High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS
           Dreman Small Cap Value Fund is Dreman Value Management, L.L.C.
           ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM
           was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund's investment decisions and buying and selling securities for each fund.

           Subadvisor for DWS Large Cap Value Fund

           The subadvisor for DWS Large Cap Value Fund is Deutsche Asset
           Management International GmbH ("DeAMi"), Mainzer Landstrasse
           178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

                                        Who Manages and Oversees the Funds  | 41

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the teams has authority over all aspects of a fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS DREMAN HIGH RETURN EQUITY FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 1998.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2001.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.

-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

DWS LARGE CAP VALUE FUND

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager.
-  Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
-  US and Global Fund Management: Frankfurt.
-  Joined the fund team in 2007.
-  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

42 | Who Manages and Oversees the Funds

DWS DREMAN MID CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Co-Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2005.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2006.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Mark Roach
Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

DWS DREMAN SMALL CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2002.
-  Founder, Dreman Value Management, L.L.C.

Mark Roach
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

                                        Who Manages and Oversees the Funds  | 43

DWS DREMAN CONCENTRATED VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2005.
- Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2000.
- Executive Vice President responsible for Marketing.
- Began investment career in 1986.
- Member of Investment Policy Committee.
- Joined the fund team in 2005.
- Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
- Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
- Over 21 years of investment industry experience.
- Joined the fund team in 2006.
- MS, Texas Tech University.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

44 | Who Manages and Oversees the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Large Cap Value Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                         2007            2006            2005          2004           2003

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.44       $   22.91       $  22.19       $  19.98      $  17.13
------------------------------------------     --------       ---------       --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss)a                     .38          .46c              .42            .37           .32
__________________________________________     ________       _________       ________       ________      ________
  Net realized and unrealized gain
  (loss)                                           2.35            2.64            .79           2.17          2.83
------------------------------------------     --------       ---------       --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 2.73            3.10           1.21           2.54          3.15
__________________________________________     ________       _________       ________       ________      ________
Less distributions from:
  Net investment income                          (  .46)         (  .42)        (  .49)        (  .33)       (  .30)
__________________________________________     ________       _________       ________       ________      ________
  Net realized gains                             (2.15)         (1.15)             -              -             -
__________________________________________     ________       _________       ________       ________      ________
  TOTAL DISTRIBUTIONS                            (2.61)         (1.57)        (  .49)        (  .33)       (  .30)
__________________________________________     ________       _________       ________       ________      ________
Redemption fees                                     .00*            .00*           .00*             -             -
------------------------------------------     --------       ---------       --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  24.56       $   24.44       $  22.91       $  22.19      $  19.98
------------------------------------------     --------       ---------       --------       --------      --------
Total Return (%)                                12.13c         14.45b,c         5.64b         12.65b          18.73
------------------------------------------     --------       ---------       --------       --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)               61              53             35              8            13
__________________________________________     ________       _________       ________       ________      ________
Ratio of expenses before expense
reductions (%)                                      .58             .66            .68            .94           .87
__________________________________________     ________       _________       ________       ________      ________
Ratio of expenses after expense
reductions (%)                                      .57             .64            .66            .86           .87
__________________________________________     ________       _________       ________       ________      ________
Ratio of net investment income (loss)
     (%)                                           1.63         2.03c             1.91           1.74          1.83
__________________________________________     ________       _________       ________       ________      ________
Portfolio turnover rate (%)                          86              76             56             39            69
------------------------------------------     --------       ---------       --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 45

DWS Dreman Concentrated Value Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.96       $  10.08       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .22            .21            .07
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.87            .01
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .64           2.08            .08
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .21)        (  .20)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .29)        (  .20)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.31       $  11.96       $  10.08
-------------------------------------------------   --------       --------       --------
Total Return (%)c                                       5.38          20.94            .80**
-------------------------------------------------   --------       --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                     6              6              1
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         1.23           1.50           2.52*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)           .94         .93d             1.41*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)               1.79           1.84           1.43*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d  The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.05%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

46 | Financial Highlights

DWS Dreman High Return Equity Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                       2007          2006           2005          2004          2003

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.80       $  44.38      $  41.25      $  36.46      $  30.14
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                        1.10           1.00           .82           .71           .69
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                         .01           7.19          3.04          4.81          6.30
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS              1.11           8.19          3.86          5.52          6.99
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (1.14)        (  .82)       (  .73)       (  .73)       (  .67)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (1.56)        (1.77)       (  .73)       (  .73)       (  .67)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.35       $  50.80      $  44.38      $  41.25      $  36.46
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)                                2.13        18.69b           9.43         15.33         23.58
----------------------------------------    --------       --------      --------      --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)           928            914           574           116            88
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                   .79            .83           .79           .83           .92
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                   .79            .80           .79           .83           .92
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              2.12           2.09          1.89          1.85          2.22
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

                                                      Financial Highlights  | 47

DWS Dreman Mid Cap Value Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                               2007           2006            2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.01       $  10.06        $  10.00
-------------------------------------------------   --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .15            .13          (  .00)***
_________________________________________________   ________       ________        ________
  Net realized and unrealized gain (loss)                .78           1.88             .06
-------------------------------------------------   --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                       .93           2.01             .06
_________________________________________________   ________       ________        ________
Less distributions from:
  Net investment income                               (  .13)        (  .06)              -
_________________________________________________   ________       ________        ________
  Net realized gains                                  (  .15)             -               -
_________________________________________________   ________       ________        ________
  TOTAL DISTRIBUTIONS                                 (  .28)        (  .06)              -
_________________________________________________   ________       ________        ________
Redemption fees                                          .00***         .00***          .00***
-------------------------------------------------   --------       --------        --------
NET ASSET VALUE, END OF PERIOD                      $  12.66       $  12.01        $  10.06
-------------------------------------------------   --------       --------        --------
Total Return (%)c                                       7.86          20.06             .60**
-------------------------------------------------   --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------    --------
Net assets, end of period ($ millions)                     7              7             .6
_________________________________________________   ________       ________        ________
Ratio of expenses before expense reductions (%)         1.22           2.23            6.38*
_________________________________________________   ________       ________        ________
Ratio of expenses after expense reductions (%)           .98        0.90d              2.46*
_________________________________________________   ________       ________        ________
Ratio of net investment income (loss) (%)               1.16           1.21          (  .16)*
_________________________________________________   ________       ________        ________
Portfolio turnover rate (%)                               82             34              10
-------------------------------------------------   --------       --------        --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 1.19%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

48 | Financial Highlights

DWS Dreman Small Cap Value Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                         2007          2006          2005          2004          2003

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------   --
NET ASSET VALUE, BEGINNING OF PERIOD          $  40.58      $  35.61      $  32.10      $  25.31      $  18.48
------------------------------------------    --------      --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income (loss)a                    .28           .25           .27           .20           .26
__________________________________________    ________      ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                           .93          8.18          3.53          6.81          6.71
------------------------------------------    --------      --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                1.21          8.43          3.80          7.01          6.97
__________________________________________    ________      ________      ________      ________      ________
Less distributions from:
  Net investment income                         (  .04)       (  .32)            -        (  .22)       (  .14)
__________________________________________    ________      ________      ________      ________      ________
  Net realized gains                            (2.11)       (3.14)       (  .29)            -             -
__________________________________________    ________      ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                           (2.15)       (3.46)       (  .29)       (  .22)       (  .14)
__________________________________________    ________      ________      ________      ________      ________
Redemption fees                                    .00*          .00*          .00*            -             -
------------------------------------------    --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                $  39.64      $  40.58      $  35.61      $  32.10      $  25.31
------------------------------------------    --------      --------      --------      --------      --------
Total Return (%)                                  3.14         25.88         11.91         27.91         38.07
------------------------------------------    --------      --------      --------      --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------   --
Net assets, end of period ($ millions)             123           109            34            15           .619
__________________________________________    ________      ________      ________      ________      _________
Ratio of expenses (%)                              .86           .85           .95           .88           .85
__________________________________________    ________      ________      ________      ________      _________
Ratio of net investment income (loss)
     (%)                                           .75           .73           .84           .76          1.49
__________________________________________    ________      ________      ________      ________      _________
Portfolio turnover rate (%)                         60            48            67            64            67
------------------------------------------    --------      --------      --------      --------      ---------

a   Based on average shares outstanding during the period.

*   Amount is less than $.005.

                                                      Financial Highlights  | 49

HOW TO INVEST IN THE FUNDS

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares

           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check
           (along with a completed account application) directly to DWS Scudder
           Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of a fund's shareholders.

           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           -  An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or
              charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           -  A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or
              hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           -  A current or former director or trustee of the Deutsche or DWS mutual funds.

           -  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its
              affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

                             Buying and Selling Institutional Class Shares  | 51

           -  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           -  Investment advisory affiliates of Deutsche Bank Securities, Inc.,
              DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           -  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           -  A current or former director or trustee of the Deutsche or DWS mutual funds.

           -  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its
              affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           -  DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
              Fund shareholders with existing Institutional Class accounts prior to July 23, 2007 who purchased shares through certain broker-dealers authorized to sell fund shares.

           -  Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the fund in the aggregate meet (or, in the Advisor's judgment, will meet within a reasonable period of time) the $1,000,000 minimum investment.

           Each fund reserves the right to modify the above eligibility requirements and investment minimum at any time.

           How to contact the transfer agent

  BY PHONE:                (800) 730-1313
  FIRST INVESTMENTS        DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Scudder Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614

52 | Buying and Selling Institutional Class Shares

           You can reach the automated information line, 24 hours a day,
           7 days a week by calling (800) 621-1048.

           How to open your fund account

  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:               Call the transfer agent to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.

           Please note that your account cannot become activated until we receive a completed account application.

           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. See "Signature Guarantee" for any applicable additional requirements. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.

                             Buying and Selling Institutional Class Shares  | 53

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform
           Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00
           p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Scudder
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                   name) (see "How to open your fund account")

           Refer to your account statement for the account name and number.
           Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or
           Institutional Investment Services at (800) 730-1313. After you
           inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by
           4:00 p.m. Eastern time to wire your account the next business day.

54 | Buying and Selling Institutional Class Shares

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800)
           730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire
           (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket"
           platforms and other formal sales programs; granting the Distributor access to the financial

                             Buying and Selling Institutional Class Shares  | 55

           advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to

56 | Buying and Selling Institutional Class Shares

           retirement plans that obtain record keeping services from ADP, Inc.
           on the DWS Scudder branded retirement plan platform (the "Platform")
           with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the
           Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

                                            Policies You Should Know About  | 57

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           730-1313.

           DWS DREMAN SMALL CAP VALUE FUND. Effective December 29, 2006, DWS
           Dreman Small Cap Value Fund was closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund.

           You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time December 29, 2006, you were:

           -  a current fund shareholder; or

           -  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an
              investment option.

           New accounts may be opened for:

           -  transfers of shares from existing accounts in this fund
              (including IRA rollovers);

           -  Officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

           -  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder
              Distributors, Inc. ("DWS-SDI") ("Flex Plans");

           -  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of December 29, 2006;

           -  purchases through any comprehensive or "wrap" fee program or other fee based program; or

           -  accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and the portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

58 | Policies You Should Know About

           Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 29, 2006.
           Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

           Exchanges will not be permitted unless the exchange is being made into an existing fund account.

           DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

           The fund may resume sales of shares to additional investors at a future date, but has no present intention to do so.

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

                                            Policies You Should Know About  | 59

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. Each fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the

60 | Policies You Should Know About

           securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

                                            Policies You Should Know About  | 61

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor

62 | Policies You Should Know About

           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA

                                            Policies You Should Know About  | 63

           contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is
           the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

64 | Policies You Should Know About

           completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800)
           730-1313 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

                                            Policies You Should Know About  | 65

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m.
           Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           730-1313 or contact your financial advisor for more information.

            MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
            (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system.
            In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment
            Company Act of 1940. Generally, those

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

66 | Policies You Should Know About

           circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the
           New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is the NAV.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign

                                            Policies You Should Know About  | 67

           exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the
              IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain
              certifications including certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

68 | Policies You Should Know About

           -  refuse, cancel, limit or rescind any purchase order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services;
           and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fee); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

                                            Policies You Should Know About  | 69

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS
           Dreman High Return Equity Fund each intends to pay dividends to shareholders quarterly. These funds also intend to pay distributions annually in December. DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund each intends to pay dividends and distributions to shareholders annually in December.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
            can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
            employer-sponsored qualified plans, and retirement plans,
            reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

70 | Understanding Distributions and Taxes

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:

DISTRIBUTIONS FROM A FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                                     Understanding Distributions and Taxes  | 71

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.

72 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical
           Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

                                                                  Appendix  | 73

DWS Large Cap Value Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        0.58%              4.42%       $ 10,442.00         $  59.28
   2           10.25%        0.58%              9.04%       $ 10,903.54         $  61.90
   3           15.76%        0.58%             13.85%       $ 11,385.47         $  64.64
   4           21.55%        0.58%             18.89%       $ 11,888.71         $  67.50
   5           27.63%        0.58%             24.14%       $ 12,414.19         $  70.48
   6           34.01%        0.58%             29.63%       $12,962,90          $  73.59
   7           40.71%        0.58%             35.36%       $ 13,535.86         $  76.85
   8           47.75%        0.58%             41.34%       $ 14,134.14         $  80.24
   9           55.13%        0.58%             47.59%       $ 14,758.87         $  83.79
  10           62.89%        0.58%             54.11%       $ 15,411.22         $  87.49
  TOTAL                                                                         $ 725.76

DWS Dreman Concentrated Value Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.06%              3.94%       $ 10,394.00        $   108.09
   2           10.25%        1.23%              7.86%       $ 10,785.85        $   130.26
   3           15.76%        1.23%             11.92%       $ 11,192.48        $   135.17
   4           21.55%        1.23%             16.14%       $ 11,614.44        $   140.26
   5           27.63%        1.23%             20.52%       $ 12,052.30        $   145.55
   6           34.01%        1.23%             25.07%       $ 12,506.67        $   151.04
   7           40.71%        1.23%             29.78%       $ 12,978.17        $   156.73
   8           47.75%        1.23%             34.67%       $ 13,467.45        $   162.64
   9           55.13%        1.23%             39.75%       $ 13,975.17        $   168.77
  10           62.89%        1.23%             45.02%       $ 14,502.04        $   175.13
  TOTAL                                                                        $ 1,473.64

74 | Appendix

DWS Dreman High Return Equity Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        0.79%              4.21%       $ 10,421.00         $  80.66
   2           10.25%        0.79%              8.60%       $ 10,859.72         $  84.06
   3           15.76%        0.79%             13.17%       $ 11,316.92         $  87.60
   4           21.55%        0.79%             17.93%       $ 11,793.36         $  91.29
   5           27.63%        0.79%             22.90%       $ 12,289.86         $  95.13
   6           34.01%        0.79%             28.07%       $ 12,807.26         $  99.13
   7           40.71%        0.79%             33.46%       $ 13,346.45         $ 103.31
   8           47.75%        0.79%             39.08%       $ 13,908.34         $ 107.66
   9           55.13%        0.79%             44.94%       $ 14,493.88         $ 112.19
  10           62.89%        0.79%             51.04%       $ 15,104.07         $ 116.91
  TOTAL                                                                         $ 977.94

DWS Mid Cap Value Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.00%              4.00%       $ 10,400.00        $   102.00
   2           10.25%        1.22%              7.93%       $ 10,793.12        $   129.28
   3           15.76%        1.22%             12.01%       $ 11,201.10        $   134.16
   4           21.55%        1.22%             16.25%       $ 11,624.50        $   139.24
   5           27.63%        1.22%             20.64%       $ 12,063.91        $   144.50
   6           34.01%        1.22%             25.20%       $ 12,519.92        $   149.96
   7           40.71%        1.22%             29.93%       $ 12,993.18        $   155.63
   8           47.75%        1.22%             34.84%       $ 13,484.32        $   161.51
   9           55.13%        1.22%             39.94%       $ 13,994.03        $   167.62
  10           62.89%        1.22%             45.23%       $ 14,523.00        $   173.95
  TOTAL                                                                        $ 1,457.85

                                                                  Appendix  | 75

DWS Small Cap Value Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        0.87%              4.13%       $ 10,413.00        $    88.80
   2           10.25%        0.87%              8.43%       $ 10,843.06        $    92.46
   3           15.76%        0.87%             12.91%       $ 11,290.88        $    96.28
   4           21.55%        0.87%             17.57%       $ 11,757.19        $   100.26
   5           27.63%        0.87%             22.43%       $ 12,242.76        $   104.40
   6           34.01%        0.87%             27.48%       $ 12,748.39        $   108.71
   7           40.71%        0.87%             32.75%       $ 13,274.89        $   113.20
   8           47.75%        0.87%             38.23%       $ 13,823.15        $   117.88
   9           55.13%        0.87%             43.94%       $ 14,394.04        $   122.74
  10           62.89%        0.87%             49.89%       $ 14,988.52        $   127.81
  TOTAL                                                                        $ 1,072.54

76 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------

PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Series, Inc.                  DWS Large Cap Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman Concentrated Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman High Return Equity Fund    811-5385
DWS Value Series, Inc.             DWS Dreman Mid Cap Value Fund    811-5385
DWS Value Series, Inc.           DWS Dreman Small Cap Value Fund    811-5385

(03/01/08) DVF1-1-IN
[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED
                                FUNDS/PORTFOLIOS:

                             ----------------------

 Cash Account Trust:
   Government & Agency Securities Portfolio
   Money Market Portfolio
   Tax-Exempt Portfolio
 Cash Management Fund Institutional
 Cash Reserve Fund, Inc.:
   Prime Series
 Cash Reserves Fund Institutional
 DWS Alternative Asset Allocation Plus Fund
 DWS Balanced Fund
 DWS Blue Chip Fund
 DWS California Tax-Free Income Fund
 DWS Capital Growth Fund
 DWS Climate Change Fund
 DWS Commodity Securities Fund
 DWS Communications Fund
 DWS Core Fixed Income Fund
 DWS Core Plus Allocation Fund
 DWS Core Plus Income Fund
 DWS Disciplined Long/Short Growth Fund
 DWS Disciplined Long/Short Value Fund
 DWS Disciplined Market Neutral Fund
 DWS Dreman Concentrated Value Fund
 DWS Dreman High Return Equity Fund
 DWS Dreman Mid Cap Value Fund
 DWS Dreman Small Cap Value Fund
 DWS EAFE(R) Equity Index Fund
 DWS Emerging Markets Equity Fund
 DWS Emerging Markets Fixed Income Fund
 DWS Enhanced S&P 500 Index Fund
 DWS Equity 500 Index Fund
 DWS Equity Income Fund
DWS Equity Partners Fund
DWS Europe Equity Fund
DWS Floating Rate Plus Fund
DWS Global Bond Fund
DWS Global Opportunities Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Inflation Protected Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS International Select Equity Fund
DWS International Value Opportunities
  Fund
DWS Japan Equity Fund
DWS Large Cap Value Fund
DWS Large Company Growth Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
  DWS LifeCompass Income Fund
DWS LifeCompass Protect Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Micro Cap Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities
  Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Small Cap Value Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax Free Fund
DWS Strategic Income Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Value Builder Fund
  Investors Cash Trust:
  Treasury Portfolio
NY Tax Free Money Fund
Tax-Exempt California Money Market Fund
Tax Free Money Fund Investment

--------------------------------------------------------------------------------

On or about July 25, 2008, the following information replaces similar disclosure under "Policies about transactions" in the "Policies You Should Know About"
section of each fund's/portfolio's prospectuses:

Each fund/portfolio accepts payment for shares only in US dollars by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund/portfolio does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or
Internet-based companies. In addition, a fund/portfolio generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, a fund/portfolio may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors
Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS
Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

               Please Retain This Supplement for Future Reference

July 25, 2008
DMF-3671
                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                      SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                 -----------------

                            DWS Equity Partners Fund

The Board of each fund noted below has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each such fund, to effect the following fund merger:

--------------------------------------------------------------------------------
Acquired Fund                            Acquiring Fund
--------------------------------------------------------------------------------
DWS Equity Partners Fund                 DWS Large Cap Value Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of each fund, and (ii) approval by shareholders of the Acquired
Fund. Prior to the shareholder meeting, shareholders of record on the record date of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring
Fund.

If the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of
4:00 p.m. Eastern time on the shareholder meeting date, or such later date as shareholder approval may occur, you are:

o    a current fund shareholder; or

o    a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

                                                              [DWS Scudder Logo]
                                                             Deutsche Bank Group

June 3, 2008
DEPF-3601

New accounts may be opened for:

o    transfers of shares from existing accounts in this fund (including IRA rollovers);

o    officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o    any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP
     Inc. under an alliance with DWS Scudder Distributors, Inc. ("DWS-SDI")
     ("Flex Plans");

o    any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of the shareholder meeting date;

o    purchases through any comprehensive or "wrap" fee program or other fee based program; or

o    accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and for the Portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS
Funds as of the shareholder meeting date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.

               Please Retain This Supplement for Future Reference

June 3, 2008
DEPF-3601

                                       2

     SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH LISTED FUND:

                                -----------------

                             DWS Communications Fund

                            DWS Equity Partners Fund

Each fund's Board has approved the termination of Alex. Brown Investment
Management ("ABIM") as each fund's subadvisor. Effective March 15, 2008,
Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day-to-day responsibilities that were previously delegated to ABIM.

The following information supplements "The Fund's Main Investment Strategy"
section of each fund's prospectuses:

Other Investments. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the fund may use futures and options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

March 7, 2008
DMF-3664

The following information supplements "The Main Risks of Investing in the Fund"
section of each fund's prospectuses:

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

The following information revises "The Fund's Main Investment Strategy" and "The
Main Risks of Investing in the Fund" sections of each fund's prospectuses.

Where applicable all references to "Advisors" are replaced with "Advisor."

                                       2
March 7, 2008
DMF-3664

The following information replaces similar disclosure in "The Fund's Performance
History" section of DWS Communications Fund's Class A, B, and C prospectus.

DWS Communications Fund

Average Annual Total Returns (%) as of 12/31/2007 (Fund returns include the effects of maximum sales loads.)

--------------------------------------------------------------------------------
                                         1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                     -6.23          14.21         3.91
--------------------------------------------------------------------------------
  Return after Taxes on                   -6.23          14.21         3.33
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  -4.05*          12.50        3.36*
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)             -4.26          14.44         3.67
--------------------------------------------------------------------------------
Class C (Return before Taxes)             -1.29          14.56         3.68
--------------------------------------------------------------------------------
MSCI World Index (reflects no              9.04          16.96         7.00
deductions for fees, expenses or
taxes)
--------------------------------------------------------------------------------
MSCI World Telecom Services Index         22.28          17.02        n/a**
(reflects no deductions for fees,
expenses or taxes)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no                 5.49          12.83         5.91
deductions for fees, expenses or
taxes)
--------------------------------------------------------------------------------

MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

MSCI World Telecom Services Index is an unmanaged index that tracks telecom securities from around the world.

Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Total returns would have been lower if operating expenses hadn't been reduced.

On March 13, 2008, the MSCI World Index will replace the S&P 500 as the fund's primary benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

*   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

**  Index began on 12/31/1998.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

March 7, 2008
DMF-3664

                                       3

The following information replaces similar disclosure in "The Fund's Performance
History" section of DWS Communications Fund's Institutional Class prospectus.

DWS Communications Fund

Annual Total Returns (%) as of 12/31/2007

--------------------------------------------------------------------------------
                                          1 Year      5 Years   Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                      -0.21       15.93          3.00
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      -0.21       15.93          2.40
--------------------------------------------------------------------------------
  Return after Taxes on Distributions    -0.14**       14.05        2.54**
  and Sale of Fund Shares
--------------------------------------------------------------------------------
MSCI World Index (reflects no               9.04       16.96          5.86
deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------
MSCI World Telecom Services Index          22.28       17.02         n/a***
(reflects no deductions for fees,
expenses or taxes)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deductions       5.49       12.83          4.82
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

On March 13, 2008, the MSCI World Index will replace the S&P 500 as the fund's primary benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

*   Since June 4, 1998. Index comparison begins on May 31, 1998.

**  Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

*** Index began on 12/31/1998.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

                                       4

March 7, 2008
DMF-3664

The following information revises the "Who Manages and Oversees the Fund"
section of each fund's prospectuses. The subadvisor relationship with ABIM has been terminated; all references to ABIM are not applicable. The Advisor has assumed all day-to day responsibilities previously performed by ABIM.

The following information replaces similar disclosure in the "Portfolio management" section of DWS Communications Fund's prospectuses:

The following person handles the day-to-day management of the fund.

  Ralf Oberbannscheidt
  Lead Portfolio Manager and Director of    o  Previous positions include
  Deutsche Asset Management.                   portfolio management at SEB
  o  Lead Portfolio Manager for The            Enskilda, Luxembourg and various
     European Equity Fund, Inc., The New       roles at Dresdner Bank AG,
     Germany Fund, Inc. and The Central        Germany.
     Europe and Russia Fund, Inc.           o  Masters Degree in International
  o  Co-lead portfolio manager for             Business and Emerging Markets,
     Global Agribusiness Fund and global       University of Trier, Germany/
     equity analyst for Technology and         University of Stirling,
     Telecoms sectors and Global               Scotland; Masters in
     (Telecom) sector coordinator: New         International Finance, Monterey
     York.                                     Institute of International
  o  Joined Deutsche Asset Management in       Studies.
     1999, having served as senior
     portfolio manager for Global
     Equities and Global Sector head for
     Telecommunication.

                                       5

March 7, 2008
DMF-3664

The following information replaces similar disclosure in the "Portfolio management" section of DWS Equity Partners Fund's prospectuses:

The following persons handle the day-to-day management of the fund.

  David F. Hone, CFA                       Thomas Schuessler, PhD
  Director of Deutsche Asset Management    Director of Deutsche Asset
  and Lead Portfolio Manager of the        Management and consultant to the
  fund.                                    fund.
  o  Large-Cap Value portfolio manager     o  Portfolio Manager, Value Equity,
     since 2001; lead portfolio manager       including US Large Cap Value:
     for US Equity Income Fund strategy       Frankfurt. Joined Deutsche Asset
     since 2003: New York.                    Management in 1996; moved to DWS
  o  Joined Deutsche Asset Management         in 2001, initially responsible
     in 1996; has served Deutsche Asset       for technology.
     Management as an analyst for          o  Prior bank experience includes
     sectors including consumer               Executive Assistant to Dr. Josef
     cyclical, consumer staples and           Ackermann, CEO of Deutsche Bank,
     financials, after 8 years                and, from 1996 to 1999,
     of experience as an analyst at           information technology project
     Chubb & Son.                             manager.
  o  BA from Villanova University.         o  PhD, University of Heidelberg,
                                              studies in physics and economics
                                              at University of Heidelberg and
                                              University of Utah.

               Please Retain This Supplement for Future Reference

                                       6
March 7, 2008
DMF-3664

--------------------------------------------------------------------------------
                                OCTOBER 1, 2007

                                   PROSPECTUS
                              ------------------
                               CLASSES A, B AND C

--------------------------------------------------------------------------------
                            DWS EQUITY PARTNERS FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

  5      The Main Risks of Investing in
         the Fund

  7      The Fund's Performance
         History

  9      How Much Investors Pay

 11      Other Policies and Risks

 12      Who Manages and Oversees
         the Fund

 15      Financial Highlights

HOW TO INVEST IN THE FUND

 19      Choosing a Share Class

 25      How to Buy Class A, B and C
         Shares

 26      How to Exchange or Sell
         Class A, B and C Shares

 29      Policies You Should Know
         About

 42      Understanding Distributions
         and Taxes

 46      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                        Class A       Class B       Class C
                      ticker symbol     FLEPX         FEPBX         FEPCX
                        fund number     409           609           709

DWS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve long-term growth of capital and, secondarily, current income.

            The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks. Under normal
            circumstances, the fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks.

            INVESTMENT PROCESS. The fund's investment advisor and subadvisor
            (collectively, for purposes of "The Fund's Main Investment
            Strategy," the "Advisors") follow an investment philosophy referred to as "flexible value." They try to find common stocks that they believe are undervalued in the marketplace based on such
            characteristics as earnings, dividends, cash flow, or asset values.
            In evaluating a stock's potential, they also consider other factors such as historical earnings growth, industry position, the strength of management and management's commitment to the interests of their shareholders. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the fund does not limit its
            investments to issuers in a particular capitalization range, the
            Advisors currently focus on securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

            The Advisors' investment process involves eliminating investments in companies in which the Advisors' confidence has waned and adding investments in which their confidence is high. The Advisors try to avoid selling long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have

4 | DWS Equity Partners Fund

            lagged. The Advisors' experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is also affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            STYLE RISK. As with any investment strategy, the "flexible value"
            strategy used in managing the fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

                                                   DWS Equity Partners Fund  | 5

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

6 | DWS Equity Partners Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index information (which, unlike the fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class C shares is October 28, 1998. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge for Class C.

DWS Equity Partners Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

[BAR CHART GRAPHIC APPEARS HERE]

24.49      25.30       7.30      -0.22      3.02      -17.29     33.03      14.20       4.26     14.77
1997       1998        1999       2000      2001        2002      2003       2004       2005      2006

2007 TOTAL RETURN AS OF JUNE 30: 6.63%
FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 29.97%, Q4 1998              WORST QUARTER: -16.63%, Q3 1998

                                                   DWS Equity Partners Fund  | 7

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2006 (Fund returns include the effects of maximum sales load.)

--------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------
   Return before Taxes                         8.17         7.22         9.32
--------------------------------------------------------------------------------
   Return after Taxes on Distributions         7.93         6.84         8.84
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                     5.56         6.14         8.09
--------------------------------------------------------------------------------
 CLASS B (Return before Taxes)                10.87         7.53         9.15
--------------------------------------------------------------------------------
 CLASS C (Return before Taxes)                13.91         7.68         9.31
--------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX (S&P
 500) (reflects no deductions for fees,
 expenses or taxes)                           15.79         6.19         8.42
--------------------------------------------------------------------------------

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

8 | DWS Equity Partners Fund

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

------------------------------------------------------------------------------------------
FEE TABLE                                        CLASS A         CLASS B       CLASS C
------------------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75% 1          None          None
------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                          None 2          4.00%         1.00%
------------------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                             2.00            2.00          2.00
------------------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
------------------------------------------------------------------------------------------
 Management Fee 4                                   0.79%           0.79%         0.79%
------------------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                   0.24            0.99          0.99
------------------------------------------------------------------------------------------
 Other Expenses                                     0.18            0.31          0.23
------------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES 5                  1.21            2.09          2.01
------------------------------------------------------------------------------------------

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
    NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within
    12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
    "Policies You Should Know About - Policies about transactions" for further information.

4   Includes a 0.10% administration fee.

5   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fees and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.10% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses, and proxy expenses.

                                                   DWS Equity Partners Fund  | 9

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 EXPENSES, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
 Class A shares        $691         $937       $1,202       $1,957
--------------------------------------------------------------------------------
 Class B shares         612          955        1,324        1,988
--------------------------------------------------------------------------------
 Class C shares         304          630        1,083        2,338
--------------------------------------------------------------------------------
 EXPENSES, assuming you kept your shares
--------------------------------------------------------------------------------
 Class A shares        $691         $937       $1,202       $1,957
--------------------------------------------------------------------------------
 Class B shares         212          655        1,124        1,988
--------------------------------------------------------------------------------
 Class C shares         204          630        1,083        2,338
--------------------------------------------------------------------------------

10 | DWS Equity Partners Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities, notes or bonds issued by the US Treasury or by agencies of the US government. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.

           A complete list of the fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month.
           This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of
           Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

                                                  Other Policies and Risks  | 11

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           Prior to March 31, 2007, Investment Company Capital Corp. ("ICCC")
           was the fund's investment advisor. Effective March 31, 2007, ICCC was merged into DIMA. The new investment management agreement with
           DIMA was approved by the Board and is identical in substance to the prior investment management agreement with ICCC.

12 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:

--------------------------------------------------------------------------------
FUND NAME                                       FEE PAID
--------------------------------------------------------------------------------
  DWS Equity Partners Fund                      0.69%
--------------------------------------------------------------------------------

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement and subadvisory agreement is contained in the shareholder reports for the semi-annual period ended November 30, 2006 and the annual period ended May 31, 2007
           (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.

           The subadvisor

           The subadvisor for DWS Equity Partners Fund is Alex. Brown
           Investment Management, LLC ("ABIM"). ABIM's address is One South
           Street, Baltimore, Maryland 21202.

           ABIM is a registered investment advisor with approximately $8.3 billion of assets under management as of August 31, 2007. ABIM is a
           Maryland limited liability company owned by J. Dorsey Brown, Patrick
           J. O'Brien, Nina K. Yudell and Buppert, Behrens & Owen, Inc. (a
           company organized by three principals of ABIM); R. Hutchings Vernon;
           Richard W. Palmer; Joseph J. Quingert; Patrick J. O'Brien and Nina
           K. Yudell.

           ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. DIMA compensates ABIM out of its management fee.

                                         Who Manages and Oversees the Fund  | 13

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund:

Hobart C. Buppert II
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Managed the fund since 2002.
- Joined ABIM as a Vice President in 1980.
- Over 30 years of investment industry experience.
- Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.
- BA and MBA from Loyola College.
- Member of the Baltimore Security Analysts Society and the Financial Analysts
  Federation.

Lee S. Owen
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Managed the fund since inception.
- Joined ABIM as a Vice President in 1983.
- Over 30 years of investment industry experience.
- Prior experience as portfolio manager at T. Rowe Price Associates.
- BA from Williams College and MBA from the University of Virginia.
- Member of the Baltimore Security Analysts Society and the Financial Analysts
  Federation.

Nina K. Yudell
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Joined the fund in 2007.
- Joined ABIM in 1992 as a research analyst; portfolio manager since 2004.
- Prior experience at T. Rowe Price Associates in investment management positions.

- BS and MBA from University of Baltimore. MSB from Johns Hopkins University.
- Previously, adjunct faculty member (finance), New Hampshire College.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

14 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DWS Equity Partners Fund - Class A

YEARS ENDED MAY 31,                              2007            2006           2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $28.72          $27.20         $25.35         $20.58         $22.67
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) a                  .07             .15            .11            .04            .01
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions              5.80            2.36           2.49           4.86          (1.80)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS               5.87            2.51           2.60           4.90          (1.79)
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.02)           (.17)          (.06)          (.05)             -
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                   (.39)           (.82)          (.69)          (.08)          (.30)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                            (.41)           (.99)          (.75)          (.13)          (.30)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                   .00*            .00*           .00*             -              -
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $34.18          $28.72         $27.20         $25.35         $20.58
-------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                              20.53 c          9.29          10.30          23.83          (7.75)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            291             247            189            154            130
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   1.21            1.20           1.22           1.24           1.22
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   1.20            1.20           1.22           1.24           1.22
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                             .23             .54            .44            .17            .08
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        13              10             11              7             14
-------------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

                                                      Financial Highlights  | 15

DWS Equity Partners Fund - Class B

YEARS ENDED MAY 31,                              2007            2006           2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $27.10          $25.74         $24.16         $19.72         $21.89
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a                 (.15)           (.03)          (.05)          (.12)          (.12)
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions              5.41            2.21           2.32           4.64          (1.75)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS               5.26            2.18           2.27           4.52          (1.87)
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gain on investment
  transactions                                   (.39)           (.82)          (.69)          (.08)          (.30)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                   .00*            .00*           .00*             -              -
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $31.97          $27.10         $25.74         $24.16         $19.72
-------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                              19.51 c          8.49           9.46          22.87          (8.44)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              8               8             13             18             22
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   2.09            1.94           1.97           1.99           1.98
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   2.04            1.94           1.97           1.99           1.98
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                            (.61)           (.20)          (.31)          (.58)          (.68)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        13              10             11              7             14
-------------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

16 | Financial Highlights

DWS Equity Partners Fund - Class C

YEARS ENDED MAY 31,                              2007            2006           2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $27.10          $25.74         $24.15         $19.71         $21.89
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) a                 (.13)           (.03)          (.05)          (.12)          (.12)
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions              5.40            2.21           2.33           4.64          (1.76)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS               5.27            2.18           2.28           4.52          (1.88)
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gain on investment
  transactions                                   (.39)           (.82)          (.69)          (.08)          (.30)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                   .00*            .00*           .00*             -              -
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $31.98          $27.10         $25.74         $24.15         $19.71
-------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                              19.55 c          8.49           9.46          22.93          (8.48)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             14              14              9              6              4
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   2.01            1.95           1.97           1.99           1.97
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   1.99            1.95           1.97           1.99           1.97
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                            (.56)           (.21)          (.31)          (.58)          (.67)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        13              10             11              7             14
-------------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

                                                      Financial Highlights  | 17

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

CHOOSING A SHARE CLASS

Offered in this prospectus are the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures.
The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

-----------------------------------------------------------------------------------------
 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
-----------------------------------------------------------------------------------------
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
    when you buy shares                          or eliminate their sales charge; see
                                                 "Class A shares"
 -  In most cases, no charge when you
    sell shares                                -  Total annual expenses are lower than
                                                  those for Class B or Class C
 -  Up to 0.25% annual shareholder
    servicing fee
-----------------------------------------------------------------------------------------
 CLASS B
 -  No sales charge when you buy shares       -  The deferred sales charge rate falls to
                                                 zero after six years
 -  Deferred sales charge declining from
    4.00%, charged when you sell shares        -  Shares automatically convert to Class
    you bought within the last six years          A after six years, which means lower
                                                  annual expenses going forward
 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee
-----------------------------------------------------------------------------------------
 CLASS C
 -  No sales charge when you buy shares       -  The deferred sales charge rate for one
                                                 year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,              Class B shares, but your shares never
    charged when you sell shares you             convert to Class A, so annual expenses
    bought within the last year                  remain higher

 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee
-----------------------------------------------------------------------------------------

                                                    Choosing a Share Class  | 19

           Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of a fund that you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates, please see "Financial intermediary support payments."

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:

--------------------------------------------------------------------------------
                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2
--------------------------------------------------------------------------------
Up to $50,000                    5.75%                     6.10%
$50,000-$99,999                  4.50                      4.71
$100,000-$249,999                3.50                      3.63
$250,000-$499,999                2.60                      2.67
$500,000-$999,999                2.00                      2.04
$1 million or more             see below                see below

           1   The offering price includes the sales charge.

           2   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           -  you plan to invest at least $50,000 in Class A shares (including
              Class A shares in other retail DWS funds) over the next 24 months
              ("Letter of Intent")

20 | Choosing a Share Class

           -  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           -  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced
           Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger)
           may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit the
           "Individual Investors" section of www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled
           "Purchase or Redemption of Shares" in the fund's Statement of
           Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES
           WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the
           DWS family of funds for an investment in

                                                    Choosing a Share Class  | 21

           Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of DeAM or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge
           ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50%
           on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know
           About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to the fund.
           Class B shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for
           Class B shares are somewhat higher (and their performance
           correspondingly lower) compared to Class A shares. However, unlike
           Class A shares, your entire

22 | Choosing a Share Class

           investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership.
           But for any shares you sell within those six years, you may be charged as follows:

--------------------------------------------------------------------------------
    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------
  First year                                            4.00%
--------------------------------------------------------------------------------
  Second or third year                                  3.00
--------------------------------------------------------------------------------
  Fourth or fifth year                                  2.00
--------------------------------------------------------------------------------
  Sixth year                                            1.00
--------------------------------------------------------------------------------
  Seventh year and later                 None (automatic conversion to Class A)
--------------------------------------------------------------------------------

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.

                                                    Choosing a Share Class  | 23

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund.
           Class C shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of
           Class C shares is correspondingly lower than that of Class A shares).

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:

--------------------------------------------------------------------------------
YEAR AFTER YOU BOUGHT SHARES                    CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------
First year                                              1.00%
--------------------------------------------------------------------------------
Second year and later                                   None
--------------------------------------------------------------------------------

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

24 | Choosing a Share Class

How to BUY Class A, B and C Shares

----------------------------------------------------------------------------------------
 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
----------------------------------------------------------------------------------------
 $1,000 or more for regular accounts           $50 or more for regular accounts and
 $500 or more for IRAs                         IRA accounts
 $500 or more with an Automatic                $50 or more with an Automatic
 Investment Plan                               Investment Plan
----------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the             -  Contact your advisor using the
    method that's most convenient for you         method that's most convenient for you
----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application           -  Send a check made out to "DWS
                                                  Scudder" and a DWS Scudder
 -  Send it to us at the appropriate              investment slip to us at the
    address, along with an investment             appropriate address below
    check
                                               -  If you don't have an investment slip,
                                                  simply include a letter with your
                                                  name, account number, the full name
                                                  of the fund and the share class and
                                                  your investment instructions
----------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the application and include a      -  Call (800) 621-1048 for instructions
    voided check
----------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
----------------------------------------------------------------------------------------
 ON THE INTERNET
 Not available                                 -  Go to www.dws-scudder.com and
                                                  register

                                               -  Follow the instructions for buying
                                                  shares with money from your bank
                                                  account
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

                                        How to Buy Class A, B and C Shares  | 25

How to EXCHANGE or SELL Class A, B and C Shares

----------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
----------------------------------------------------------------------------------------
                                                Some transactions, including most for
 -  Exchanges into existing accounts:           over $100,000, can only be ordered in
    $50 minimum per fund                        writing with a signature guarantee;
                                                please see "Signature Guarantee"
 -  Exchanges into new accounts:
    $1,000 minimum per fund
    $500 minimum for IRAs
----------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor by the method         -  Contact your advisor by the method
    that's most convenient for you                that's most convenient for you
----------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                 Write a letter that includes:

 -  the fund, class and account number         -  the fund, class and account number
    you're exchanging out of                      from which you want to sell shares

 -  the dollar amount or number of shares      -  the dollar amount or number of shares
    you want to exchange                          you want to sell

 -  the name and class of the fund you         -  your name(s), signature(s) and
    want to exchange into                         address, as they appear on your
                                                  account
 -  your name(s), signature(s) and
    address, as they appear on your            -  a daytime telephone number
    account

 -  a daytime telephone number
----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC EXCHANGE PLAN                WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a         -  Call (800) 621-1048 (minimum $50)
    fund account, call (800) 621-1048
----------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickSell is set up on your account; if
                                                  it is, you can request a transfer to your
                                                  bank account of any amount between
                                                  $50 and $250,000
----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com            -  Register at www.dws-scudder.com
    and log in and then follow the                and log in and then follow the
    instructions for making on-line               instructions for making on-line
    exchanges                                     redemptions
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

26 | How to Exchange or Sell Class A, B and C Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the
           Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

                           How to Exchange or Sell Class A, B and C Shares  | 27

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the
           DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

28 | How to Exchange or Sell Class A, B and C Shares

           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           621-1048.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

                                            Policies You Should Know About  | 29

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A, B and
           C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor,

30 | Policies You Should Know About

           for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

                                            Policies You Should Know About  | 31

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and Transfer Agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions,
           transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).

32 | Policies You Should Know About

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interest of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

                                            Policies You Should Know About  | 33

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
           redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's
           Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to

34 | Policies You Should Know About

           return any excess IRA contributions to the shareholder; (iv)
           transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
           (viii) transactions involving hardship of any registered
           shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x)
           transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 35

           (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up
           QuickBuy or QuickSell on a new account, see the account application;
           to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or
           Internet-based companies. Thus,

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

36 | Policies You Should Know About

           subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
           CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC.
           These include:

           -  the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to
              determine if the conditions exist

           -  withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

                                            Policies You Should Know About  | 37

           -  withdrawals related to certain retirement or benefit plans

           -  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           -  for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           -  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS
           SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
           Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check (redemption proceeds from such a sale are unavailable until the check has cleared), when you make purchases by ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the
           SEC to allow further

38 | Policies You Should Know About

           delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment
           Company Act of 1940. Generally, those circumstances are when 1) the
           New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption.
           Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

               TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charge
           (see "Choosing a Share Class"). The price at which you sell shares is also the NAV, although a CDSC may be taken out of the proceeds
           (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or

                                            Policies You Should Know About  | 39

           a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

40 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
              interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees);
              you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

                                            Policies You Should Know About  | 41

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND INTENDS TO PAY DISTRIBUTIONS OF SUBSTANTIALLY ALL OF ITS
           INCOME SEMIANNUALLY. The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
           employer-sponsored qualified plans, and retirement plans,
           reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

42 | Understanding Distributions and Taxes

           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:

--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND

-   gains from the sale of                   -  gains from the sale of
    securities held (or treated                 securities held by the fund for
    as held) by the fund for                    one year or less
    more than one year

-   qualified dividend income                -  all other taxable income
--------------------------------------------------------------------------------

TRANSACTIONS INVOLVING FUND
SHARES

-   gains from selling fund                  -  gains from selling fund
    shares held for more than                   shares held for one year or
    one year                                    less
--------------------------------------------------------------------------------

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital

                                     Understanding Distributions and Taxes  | 43

           gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from
           REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of
           Additional Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.

44 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to
           Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End
           Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

                                                                  Appendix  | 45

DWS Equity Partners Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
---------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.21%             -2.18%       $  9,782.21        $   691.20
---------------------------------------------------------------------------------------------
   2           10.25%        1.21%              1.53%       $ 10,152.95        $   120.61
---------------------------------------------------------------------------------------------
   3           15.76%        1.21%              5.38%       $ 10,537.75        $   125.18
---------------------------------------------------------------------------------------------
   4           21.55%        1.21%              9.37%       $ 10,937.13        $   129.92
---------------------------------------------------------------------------------------------
   5           27.63%        1.21%             13.52%       $ 11,351.65        $   134.85
---------------------------------------------------------------------------------------------
   6           34.01%        1.21%             17.82%       $ 11,781.88        $   139.96
---------------------------------------------------------------------------------------------
   7           40.71%        1.21%             22.28%       $ 12,228.41        $   145.26
---------------------------------------------------------------------------------------------
   8           47.75%        1.21%             26.92%       $ 12,691.87        $   150.77
---------------------------------------------------------------------------------------------
   9           55.13%        1.21%             31.73%       $ 13,172.89        $   156.48
---------------------------------------------------------------------------------------------
  10           62.89%        1.21%             36.72%       $ 13,672.14        $   162.41
---------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,956.64
---------------------------------------------------------------------------------------------

DWS Equity Partners Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------
   1            5.00%        2.09%              2.91%       $ 10,291.00        $   212.04
---------------------------------------------------------------------------------------------
   2           10.25%        2.09%              5.90%       $ 10,590.47        $   218.21
---------------------------------------------------------------------------------------------
   3           15.76%        2.09%              8.99%       $ 10,898.65        $   224.56
---------------------------------------------------------------------------------------------
   4           21.55%        2.09%             12.16%       $ 11,215.80        $   231.10
---------------------------------------------------------------------------------------------
   5           27.63%        2.09%             15.42%       $ 11,542.18        $   237.82
---------------------------------------------------------------------------------------------
   6           34.01%        2.09%             18.78%       $ 11,878.06        $   244.74
---------------------------------------------------------------------------------------------
   7           40.71%        1.21%             23.28%       $ 12,328.24        $   146.45
---------------------------------------------------------------------------------------------
   8           47.75%        1.21%             27.95%       $ 12,795.48        $   152.00
---------------------------------------------------------------------------------------------
   9           55.13%        1.21%             32.80%       $ 13,280.43        $   157.76
---------------------------------------------------------------------------------------------
  10           62.89%        1.21%             37.84%       $ 13,783.75        $   163.74
---------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,988.42
---------------------------------------------------------------------------------------------

46 | Appendix

DWS Equity Partners Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------
   1            5.00%        2.01%              2.99%       $ 10,299.00        $   204.00
---------------------------------------------------------------------------------------------
   2           10.25%        2.01%              6.07%       $ 10,606.94        $   210.10
---------------------------------------------------------------------------------------------
   3           15.76%        2.01%              9.24%       $ 10,924.09        $   216.39
---------------------------------------------------------------------------------------------
   4           21.55%        2.01%             12.51%       $ 11,250.72        $   222.86
---------------------------------------------------------------------------------------------
   5           27.63%        2.01%             15.87%       $ 11,587.11        $   229.52
---------------------------------------------------------------------------------------------
   6           34.01%        2.01%             19.34%       $ 11,933.57        $   236.38
---------------------------------------------------------------------------------------------
   7           40.71%        2.01%             22.90%       $ 12,290.38        $   243.45
---------------------------------------------------------------------------------------------
   8           47.75%        2.01%             26.58%       $ 12,657.87        $   250.73
---------------------------------------------------------------------------------------------
   9           55.13%        2.01%             30.36%       $ 13,036.34        $   258.23
---------------------------------------------------------------------------------------------
  10           62.89%        2.01%             34.26%       $ 13,426.12        $   265.95
---------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,337.61
---------------------------------------------------------------------------------------------

                                                                  Appendix  | 47

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330

SEC FILE NUMBER:
DWS Equity Partners Fund, Inc.        DWS Equity Partners Fund    811-08886

(10/01/07) DEPF-1
[RECYCLED PAPER GRAPHIC APPEARS HERE]    [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE INSTITUTIONAL CLASS
               PROSPECTUS OF EACH OF THE LISTED FUNDS/PORTFOLIOS:

                             ----------------------

Cash Reserve Fund, Inc.:                    DWS Dreman Small Cap Value Fund             DWS Large Company Growth Fund
  Prime Series                              DWS EAFE(R) Equity Index Fund               DWS Lifecycle Long Range Fund
DWS Alternative Asset Allocation Plus Fund  DWS Emerging Markets Equity Fund            DWS LifeCompass Income Fund
Cash Management Fund Institutional          DWS Emerging Markets Fixed Income Fund      DWS LifeCompass Protect Fund
DWS Balanced Fund                           DWS Equity 500 Index Fund                   DWS Managed Municipal Bond Fund
DWS Blue Chip Fund                          DWS Equity Income Fund                      DWS Micro Cap Fund
DWS Capital Growth Fund                     DWS Equity Partners Fund                    DWS Mid Cap Growth Fund
DWS Climate Change Fund                     DWS Europe Equity Fund                      DWS Money Market Series
DWS Commodity Securities Fund               DWS Floating Rate Plus Fund                 DWS RREEF Global Real Estate Securities
DWS Communications Fund                     DWS Gold & Precious Metals Fund             Fund
DWS Core Fixed Income Fund                  DWS Growth & Income Fund                    DWS RREEF Global Infrastructure Fund
DWS Core Plus Allocation Fund               DWS Health Care Fund                        DWS RREEF Real Estate Securities Fund
DWS Core Plus Income Fund                   DWS High Income Fund                        DWS Short Duration Fund
DWS Disciplined Long/Short Growth Fund      DWS High Income Plus Fund                   DWS Short-Term Municipal Bond Fund
DWS Disciplined Long/Short Value Fund       DWS Inflation Protected Plus Fund           DWS Small Cap Growth Fund
DWS Disciplined Market Neutral Fund         DWS Intermediate Tax/AMT Free Fund          DWS Strategic Government Securities Fund
DWS Dreman Concentrated Value Fund          DWS International Fund                      DWS Strategic High Yield Tax Free Fund
DWS Dreman High Return Equity Fund          DWS International Select Equity Fund        DWS Technology Fund
DWS Dreman Mid Cap Value Fund               DWS International Value Opportunities Fund  DWS U.S. Bond Index Fund
                                            DWS Large Cap Value Fund                    DWS Value Builder Fund

--------------------------------------------------------------------------------

On or about July 25, 2008, the following information replaces in its entirety the disclosure under "Investment minimums" in the "Buying and Selling
Institutional Class Shares" section of each fund's/portfolio's Institutional
Class prospectus:

Investment minimums

Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements. The minimum initial investment is waived for:

o  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

o  Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

July 25, 2008
DMF-3672

o  For DWS Capital Growth Fund, DWS Core Fixed Income Fund, DWS Dreman High
   Return Equity Fund and DWS Dreman Small Cap Value Fund only: Shareholders with existing Institutional Class accounts prior to July 23, 2007 who purchased shares through certain broker-dealers authorized to sell shares of the funds.

o  Registered investment advisors who trade through platforms approved by the
   Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet, or in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

Each fund reserves the right to modify the above eligibility requirements and investment minimums at any time. In addition, each Fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the
Fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.

               Please Retain This Supplement for Future Reference

July 25, 2008
DMF-3672

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED
                                FUNDS/PORTFOLIOS:

                             ----------------------

 Cash Account Trust:                          DWS Equity Partners Fund                    DWS Mid Cap Growth Fund
   Government & Agency Securities Portfolio   DWS Europe Equity Fund                      DWS Money Market Prime Series
   Money Market Portfolio                     DWS Floating Rate Plus Fund                 DWS Money Market Series
   Tax-Exempt Portfolio                       DWS Global Bond Fund                        DWS New York Tax-Free Income Fund
 Cash Management Fund Institutional           DWS Global Opportunities Fund               DWS RREEF Global Infrastructure Fund
 Cash Reserve Fund, Inc.:                     DWS Global Thematic Fund                    DWS RREEF Global Real Estate Securities
   Prime Series                               DWS GNMA Fund                                 Fund
 Cash Reserves Fund Institutional             DWS Gold & Precious Metals Fund             DWS RREEF Real Estate Securities Fund
 DWS Alternative Asset Allocation Plus Fund   DWS Growth & Income Fund                    DWS S&P 500 Index Fund
 DWS Balanced Fund                            DWS Health Care Fund                        DWS Short Duration Fund
 DWS Blue Chip Fund                           DWS High Income Fund                        DWS Short Duration Plus Fund
 DWS California Tax-Free Income Fund          DWS High Income Plus Fund                   DWS Short-Term Municipal Bond Fund
 DWS Capital Growth Fund                      DWS Inflation Protected Plus Fund           DWS Small Cap Core Fund
 DWS Climate Change Fund                      DWS Intermediate Tax/AMT Free Fund          DWS Small Cap Growth Fund
 DWS Commodity Securities Fund                DWS International Fund                      DWS Small Cap Value Fund
 DWS Communications Fund                      DWS International Select Equity Fund        DWS Strategic Government Securities Fund
 DWS Core Fixed Income Fund                   DWS International Value Opportunities       DWS Strategic High Yield Tax Free Fund
 DWS Core Plus Allocation Fund                  Fund                                      DWS Strategic Income Fund
 DWS Core Plus Income Fund                    DWS Japan Equity Fund                       DWS Target 2010 Fund
 DWS Disciplined Long/Short Growth Fund       DWS Large Cap Value Fund                    DWS Target 2011 Fund
 DWS Disciplined Long/Short Value Fund        DWS Large Company Growth Fund               DWS Target 2012 Fund
 DWS Disciplined Market Neutral Fund          DWS Latin America Equity Fund               DWS Target 2013 Fund
 DWS Dreman Concentrated Value Fund           DWS LifeCompass 2015 Fund                   DWS Target 2014 Fund
 DWS Dreman High Return Equity Fund           DWS LifeCompass 2020 Fund                   DWS Technology Fund
 DWS Dreman Mid Cap Value Fund                DWS LifeCompass 2030 Fund                   DWS U.S. Bond Index Fund
 DWS Dreman Small Cap Value Fund              DWS LifeCompass 2040 Fund                   DWS Value Builder Fund
 DWS EAFE(R) Equity Index Fund                  DWS LifeCompass Income Fund                 Investors Cash Trust:
 DWS Emerging Markets Equity Fund             DWS LifeCompass Protect Fund                  Treasury Portfolio
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass Retirement Fund             NY Tax Free Money Fund
 DWS Enhanced S&P 500 Index Fund              DWS Lifecycle Long Range Fund               Tax-Exempt California Money Market Fund
 DWS Equity 500 Index Fund                    DWS Managed Municipal Bond Fund             Tax Free Money Fund Investment
 DWS Equity Income Fund                       DWS Massachusetts Tax-Free Fund
                                              DWS Micro Cap Fund

------------------------------------------------------------------------------------------------------------------------------------

On or about July 25, 2008, the following information replaces similar disclosure under "Policies about transactions" in the "Policies You Should Know About"
section of each fund's/portfolio's prospectuses:

Each fund/portfolio accepts payment for shares only in US dollars by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund/portfolio does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or
Internet-based companies. In addition, a fund/portfolio generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, a fund/portfolio may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors
Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS
Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

               Please Retain This Supplement for Future Reference

July 25, 2008
DMF-3671
                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                      SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                 -----------------

                            DWS Equity Partners Fund

The Board of each fund noted below has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each such fund, to effect the following fund merger:

--------------------------------------------------------------------------------
Acquired Fund                            Acquiring Fund
--------------------------------------------------------------------------------
DWS Equity Partners Fund                 DWS Large Cap Value Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of each fund, and (ii) approval by shareholders of the Acquired
Fund. Prior to the shareholder meeting, shareholders of record on the record date of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring
Fund.

If the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of
4:00 p.m. Eastern time on the shareholder meeting date, or such later date as shareholder approval may occur, you are:

o    a current fund shareholder; or

o    a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

                                                              [DWS Scudder Logo]
                                                             Deutsche Bank Group

June 3, 2008
DEPF-3601

New accounts may be opened for:

o    transfers of shares from existing accounts in this fund (including IRA rollovers);

o    officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o    any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP
     Inc. under an alliance with DWS Scudder Distributors, Inc. ("DWS-SDI")
     ("Flex Plans");

o    any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of the shareholder meeting date;

o    purchases through any comprehensive or "wrap" fee program or other fee based program; or

o    accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and for the Portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS
Funds as of the shareholder meeting date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.

               Please Retain This Supplement for Future Reference

June 3, 2008
DEPF-3601

                                       2

     SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH LISTED FUND:

                                -----------------

                             DWS Communications Fund

                            DWS Equity Partners Fund

Each fund's Board has approved the termination of Alex. Brown Investment
Management ("ABIM") as each fund's subadvisor. Effective March 15, 2008,
Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day-to-day responsibilities that were previously delegated to ABIM.

The following information supplements "The Fund's Main Investment Strategy"
section of each fund's prospectuses:

Other Investments. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the fund may use futures and options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

March 7, 2008
DMF-3664

The following information supplements "The Main Risks of Investing in the Fund"
section of each fund's prospectuses:

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

The following information revises "The Fund's Main Investment Strategy" and "The
Main Risks of Investing in the Fund" sections of each fund's prospectuses.

Where applicable all references to "Advisors" are replaced with "Advisor."

                                       2
March 7, 2008
DMF-3664

The following information replaces similar disclosure in "The Fund's Performance
History" section of DWS Communications Fund's Class A, B, and C prospectus.

DWS Communications Fund

Average Annual Total Returns (%) as of 12/31/2007 (Fund returns include the effects of maximum sales loads.)

--------------------------------------------------------------------------------
                                         1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                     -6.23          14.21         3.91
--------------------------------------------------------------------------------
  Return after Taxes on                   -6.23          14.21         3.33
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  -4.05*          12.50        3.36*
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)             -4.26          14.44         3.67
--------------------------------------------------------------------------------
Class C (Return before Taxes)             -1.29          14.56         3.68
--------------------------------------------------------------------------------
MSCI World Index (reflects no              9.04          16.96         7.00
deductions for fees, expenses or
taxes)
--------------------------------------------------------------------------------
MSCI World Telecom Services Index         22.28          17.02        n/a**
(reflects no deductions for fees,
expenses or taxes)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no                 5.49          12.83         5.91
deductions for fees, expenses or
taxes)
--------------------------------------------------------------------------------

MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

MSCI World Telecom Services Index is an unmanaged index that tracks telecom securities from around the world.

Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Total returns would have been lower if operating expenses hadn't been reduced.

On March 13, 2008, the MSCI World Index will replace the S&P 500 as the fund's primary benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

*   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

**  Index began on 12/31/1998.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

March 7, 2008
DMF-3664

                                       3

The following information replaces similar disclosure in "The Fund's Performance
History" section of DWS Communications Fund's Institutional Class prospectus.

DWS Communications Fund

Annual Total Returns (%) as of 12/31/2007

--------------------------------------------------------------------------------
                                          1 Year      5 Years   Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                      -0.21       15.93          3.00
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      -0.21       15.93          2.40
--------------------------------------------------------------------------------
  Return after Taxes on Distributions    -0.14**       14.05        2.54**
  and Sale of Fund Shares
--------------------------------------------------------------------------------
MSCI World Index (reflects no               9.04       16.96          5.86
deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------
MSCI World Telecom Services Index          22.28       17.02         n/a***
(reflects no deductions for fees,
expenses or taxes)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deductions       5.49       12.83          4.82
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

On March 13, 2008, the MSCI World Index will replace the S&P 500 as the fund's primary benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

*   Since June 4, 1998. Index comparison begins on May 31, 1998.

**  Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

*** Index began on 12/31/1998.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

                                       4

March 7, 2008
DMF-3664

The following information revises the "Who Manages and Oversees the Fund"
section of each fund's prospectuses. The subadvisor relationship with ABIM has been terminated; all references to ABIM are not applicable. The Advisor has assumed all day-to day responsibilities previously performed by ABIM.

The following information replaces similar disclosure in the "Portfolio management" section of DWS Communications Fund's prospectuses:

The following person handles the day-to-day management of the fund.

  Ralf Oberbannscheidt
  Lead Portfolio Manager and Director of    o  Previous positions include
  Deutsche Asset Management.                   portfolio management at SEB
  o  Lead Portfolio Manager for The            Enskilda, Luxembourg and various
     European Equity Fund, Inc., The New       roles at Dresdner Bank AG,
     Germany Fund, Inc. and The Central        Germany.
     Europe and Russia Fund, Inc.           o  Masters Degree in International
  o  Co-lead portfolio manager for             Business and Emerging Markets,
     Global Agribusiness Fund and global       University of Trier, Germany/
     equity analyst for Technology and         University of Stirling,
     Telecoms sectors and Global               Scotland; Masters in
     (Telecom) sector coordinator: New         International Finance, Monterey
     York.                                     Institute of International
  o  Joined Deutsche Asset Management in       Studies.
     1999, having served as senior
     portfolio manager for Global
     Equities and Global Sector head for
     Telecommunication.

                                       5

March 7, 2008
DMF-3664

The following information replaces similar disclosure in the "Portfolio management" section of DWS Equity Partners Fund's prospectuses:

The following persons handle the day-to-day management of the fund.

  David F. Hone, CFA                       Thomas Schuessler, PhD
  Director of Deutsche Asset Management    Director of Deutsche Asset
  and Lead Portfolio Manager of the        Management and consultant to the
  fund.                                    fund.
  o  Large-Cap Value portfolio manager     o  Portfolio Manager, Value Equity,
     since 2001; lead portfolio manager       including US Large Cap Value:
     for US Equity Income Fund strategy       Frankfurt. Joined Deutsche Asset
     since 2003: New York.                    Management in 1996; moved to DWS
  o  Joined Deutsche Asset Management         in 2001, initially responsible
     in 1996; has served Deutsche Asset       for technology.
     Management as an analyst for          o  Prior bank experience includes
     sectors including consumer               Executive Assistant to Dr. Josef
     cyclical, consumer staples and           Ackermann, CEO of Deutsche Bank,
     financials, after 8 years                and, from 1996 to 1999,
     of experience as an analyst at           information technology project
     Chubb & Son.                             manager.
  o  BA from Villanova University.         o  PhD, University of Heidelberg,
                                              studies in physics and economics
                                              at University of Heidelberg and
                                              University of Utah.

               Please Retain This Supplement for Future Reference

                                       6
March 7, 2008
DMF-3664

 SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

                             ----------------------

                               INSTITUTIONAL CLASS

Cash Reserve Fund, Inc. -- Prime Series      DWS Dreman Concentrated Value Fund          DWS Large Cap Value Fund
Cash Management Fund Institutional           DWS Dreman High Return Equity Fund          DWS Large Company Growth Fund
DWS Alternative Asset Allocation Plus Fund   DWS Dreman Mid Cap Value Fund               DWS LifeCompass Income Fund
DWS Balanced Fund                            DWS Dreman Small Cap Value Fund             DWS LifeCompass Protect Fund
DWS Blue Chip Fund                           DWS EAFE(R) Equity Index Fund               DWS Lifecycle Long Range Fund
DWS Climate Change Fund                      DWS Equity Income Fund                      DWS Managed Municipal Bond Fund
DWS Commodity Securities Fund                DWS Equity Partners Fund                    DWS Money Market Series
DWS Communications Fund                      DWS Europe Equity Fund                      DWS RREEF Global Real Estate Securities
DWS Core Fixed Income Fund                   DWS Floating Rate Plus Fund                    Fund
DWS Core Plus Income Fund                    DWS Health Care Fund                        DWS RREEF Real Estate Securities Fund
DWS Core Plus Allocation Fund                DWS High Income Plus Fund                   DWS Short Duration Fund
DWS Disciplined Long/Short Growth Fund       DWS High Yield Tax-Free Fund                DWS Short Term Municipal Bond Fund
DWS Disciplined Long/Short Value Fund        DWS Intermediate Tax/AMT Free Fund          DWS Technology Fund
DWS Disciplined Market Neutral Fund          DWS International Fund                      DWS U.S. Bond Index Fund
                                             DWS International Value Opportunities Fund  DWS U.S. Government Securities Fund
                                                                                         DWS Value Builder Fund
------------------------------------------------------------------------------------------------------------------------------------

The following  information amends the last bullet under "Investment  minimum" in the "Buying  and  Selling  Institutional  Class  Shares"  section of each fund's
Institutional Class prospectus:

The minimum initial investment is waived for:

o        Registered  investment advisors who trade through platforms approved by the Advisor and whose client assets in the fund in the  aggregate  meet
         (or, in the Advisor's judgment, will meet within a reasonable period of time) the $1,000,000 minimum investment.

               Please Retain This Supplement for Future Reference.

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

February 1, 2008
DMF-3659

                                OCTOBER 1, 2007

                                   PROSPECTUS

                              ------------------

                              INSTITUTIONAL CLASS

                            DWS EQUITY PARTNERS FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS

HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

  5      The Main Risks of Investing in
         the Fund

  7      The Fund's Performance
         History

  9      How Much Investors Pay

 10      Other Policies and Risks

 11      Who Manages and Oversees
         the Fund

 14      Financial Highlights

HOW TO INVEST IN THE FUND

 16      Buying and Selling
         Institutional Class Shares

 22      Policies You Should Know
         About

 33      Understanding Distributions
         and Taxes

 37      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                            Institutional Class

                                 ticker symbol              FLIPX

                                 fund number                509

DWS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve long-term growth of capital and, secondarily, current income.

            The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks. Under normal
            circumstances, the fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks.

            INVESTMENT PROCESS. The fund's investment advisor and subadvisor
            (collectively, for purposes of "The Fund's Main Investment
            Strategy," the "Advisors") follow an investment philosophy referred to as "flexible value." They try to find common stocks that they believe are undervalued in the marketplace based on such
            characteristics as earnings, dividends, cash flow, or asset values.
            In evaluating a stock's potential, they also consider other factors such as historical earnings growth, industry position, the strength of management and management's commitment to the interests of their shareholders. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the fund does not limit its
            investments to issuers in a particular capitalization range, the
            Advisors currently focus on securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

            The Advisors' investment process involves eliminating investments in companies in which the Advisors' confidence has waned and adding investments in which their confidence is high. The Advisors try to avoid selling long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have

4 | DWS Equity Partners Fund

            lagged. The Advisors' experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is also affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            STYLE RISK. As with any investment strategy, the "flexible value"
            strategy used in managing the fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

                                                   DWS Equity Partners Fund  | 5

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

6 | DWS Equity Partners Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index information (which, unlike the fund performance, does not reflect fees or expenses). The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Equity Partners Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class

[BAR GRAPHIC APPEARS HERE]

24.76      25.63       7.54      0.05      3.27      -17.03     33.32      14.46       4.56     15.07

1997       1998       1999      2000      2001       2002       2003       2004       2005      2006

2007 TOTAL RETURN AS OF JUNE 30: 6.77%

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 30.03%, Q4 1998              WORST QUARTER: -16.57%, Q3 1998

                                                   DWS Equity Partners Fund  | 7

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
   Return before Taxes                          15.07         8.78        10.25
--------------------------------------------------------------------------------
   Return after Taxes on Distributions          14.77         8.36         9.71
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                      10.11         7.51         8.91
--------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX (S&P
 500) (reflects no deductions for fees,
 expenses or taxes)                             15.79         6.19         8.42
--------------------------------------------------------------------------------

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

8 | DWS Equity Partners Fund

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fees 2                                         0.79%
--------------------------------------------------------------------------------
 Distribution/and or Service (12b-1) Fees                 None
--------------------------------------------------------------------------------
 Other Expenses                                            0.10
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                           0.89
--------------------------------------------------------------------------------

1    This fee is charged on all applicable redemptions or exchanges. Please see
     "Policies You Should Know About - Policies about transactions" for further information.

2    Includes a 0.10% administration fee.

Based on the costs above, this example helps you compare the expenses of
Institutional Class shares to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 Institutional Class         $91         $284         $493       $1,096
--------------------------------------------------------------------------------

                                                   DWS Equity Partners Fund  | 9

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities, notes or bonds issued by the US Treasury or by agencies of the US government. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.

           A complete list of the fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month.
           This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of
           Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

10 | Other Policies and Risks

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           Prior to March 31, 2007, Investment Company Capital Corp. ("ICCC")
           was the fund's investment advisor. Effective March 31, 2007, ICCC was merged into DIMA. The new investment management agreement with
           DIMA was approved by the Board and is identical in substance to the prior investment management agreement with ICCC.

                                         Who Manages and Oversees the Fund  | 11

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:

--------------------------------------------------------------------------------
FUND NAME                                 FEE PAID
--------------------------------------------------------------------------------
  DWS Equity Partners Fund                  0.69%
--------------------------------------------------------------------------------

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement and subadvisory agreement is contained in the shareholder reports for the semi-annual period ended November 30, 2006 and the annual period ended May 31, 2007
           (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.

           The subadvisor

           The subadvisor for DWS Equity Partners Fund is Alex. Brown
           Investment Management, LLC ("ABIM"). ABIM's address is One South
           Street, Baltimore, Maryland 21202.

           ABIM is a registered investment advisor with approximately $8.3 billion of assets under management as of August 31, 2007. ABIM is a
           Maryland limited liability company owned by J. Dorsey Brown, Patrick
           J. O'Brien, Nina K. Yudell and Buppert, Behrens & Owen, Inc. (a
           company organized by three principals of ABIM); R. Hutchings Vernon;
           Richard W. Palmer; Joseph J. Quingert; Patrick J. O'Brien and Nina
           K. Yudell.

           ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. DIMA compensates ABIM out of its management fee.

12 | Who Manages and Oversees the Fund

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund:

Hobart C. Buppert II
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Managed the fund since 2002.
- Joined ABIM as a Vice President in 1980.
- Over 30 years of investment industry experience.
- Prior experience as portfolio manager at
  T. Rowe Price Associates and as a portfolio manager and research analyst at
  Equitable Trust Company.
- BA and MBA from Loyola College.
- Member of the Baltimore Security Analysts Society and the Financial Analysts
  Federation.

Lee S. Owen
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Managed the fund since inception.
- Joined ABIM as a Vice President in 1983.
- Over 30 years of investment industry experience.
- Prior experience as portfolio manager at
  T. Rowe Price Associates.
- BA from Williams College and MBA from the University of Virginia.
- Member of the Baltimore Security Analysts Society and the Financial Analysts
 Federation.

Nina K. Yudell
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Joined the fund in 2007.
- Joined ABIM in 1992 as a research analyst; portfolio manager since 2004.
- Prior experience at T. Rowe Price Associates in investment management positions.
- BS and MBA from University of Baltimore. MSB from Johns Hopkins University.
- Previously, adjunct faculty member (finance), New Hampshire College.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                         Who Manages and Oversees the Fund  | 13

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DWS Equity Partners Fund - Institutional Class

YEARS ENDED MAY 31,                              2007            2006           2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  28.94       $  27.43       $  25.57       $  20.76       $  22.80
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)a                     .16            .22            .18            .10            .06
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                5.85           2.39           2.51           4.90         (1.80)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                 6.01           2.61           2.69           5.00         (1.74)
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (  .10)        (  .28)        (  .14)        (  .11)             -
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                   (  .39)        (  .82)        (  .69)        (  .08)        (  .30)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                            (  .49)        (1.10)        (  .83)        (  .19)        (  .30)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                     .00*           .00*           .00*             -              -
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  34.46       $  28.94       $  27.43       $  25.57       $  20.76
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                20.89b            9.60          10.54          24.14         (7.52)
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              177            156             94             96             90
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                      .89            .95            .97            .99            .97
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                      .89            .95            .97            .99            .97
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                               .54            .79            .69            .42            .33
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          13             10             11              7             14
-------------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

14 | Financial Highlights

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares

           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check
           (along with a completed Application Form) directly to DWS Scudder
           Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           -  An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or
              charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           -  A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or
              hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           -  A current or former director or trustee of the Deutsche or DWS mutual funds.

           -  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its
              affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

16 | Buying and Selling Institutional Class Shares

           The minimum initial investment is waived for:

           -  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           -  Investment advisory affiliates of Deutsche Bank Securities, Inc.,
              DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           -  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           -  A current or former director or trustee of the Deutsche or DWS mutual funds.

           -  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its
              affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           -  Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.

           How to contact the transfer agent

--------------------------------------------------------------------------------
  BY PHONE:                (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENTS       DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9151
--------------------------------------------------------------------------------
  ADDITIONAL              DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY OVERNIGHT MAIL:      DWS Scudder Investments Service Company
                          210 W. 10th Street
                          Kansas City, MO 64105-1614
--------------------------------------------------------------------------------

           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.

                             Buying and Selling Institutional Class Shares  | 17

           How to open your fund account

--------------------------------------------------------------------------------
  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. (For fund
                     number, refer to "The Fund's Main Investment
                     Strategy"). The applicable addresses are shown under
                     "How to contact the transfer agent."
--------------------------------------------------------------------------------
  WIRE:              Call the transfer agent to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND      Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------

           Please note that your account cannot become activated until we receive a completed application.

           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.

18 | Buying and Selling Institutional Class Shares

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number.
           Instruct your bank to send payment by wire using the wire
           instructions noted below. All wires must be received by 4:00 p.m.
           (Eastern time) the next business day following your purchase. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

--------------------------------------------------------------------------------
  BANK NAME:        State Street Bank Boston
--------------------------------------------------------------------------------
  ROUTING NO:       011000028
--------------------------------------------------------------------------------
  ATTN:             DWS Scudder
--------------------------------------------------------------------------------
  DDA NO:           9903-5552
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name, fund number and, if applicable, class
                    name) (see "How to open your fund account")
--------------------------------------------------------------------------------

           Refer to your account statement for the account name and number.
           Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or
           Shareholder Services at (800) 730-1313. Inform Shareholder Services
           of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund reserves the right to change the above eligibility requirements and investment minimum at any time. We must receive your order by 4:00
           p.m. (Eastern time) to wire your account the next business day.

                             Buying and Selling Institutional Class Shares  | 19

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the
           transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800)
           730-1313.

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the
           Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

20 | Buying and Selling Institutional Class Shares

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being

                             Buying and Selling Institutional Class Shares  | 21

           based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the
           Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           730-1313.

22 | Policies You Should Know About

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

                                            Policies You Should Know About  | 23

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and Transfer Agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is

24 | Policies You Should Know About

           defined as any combination of purchase and redemption activity
           (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions,
           transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interest of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual or legal

                                            Policies You Should Know About  | 25

           restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

26 | Policies You Should Know About

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a
           master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain
           unaffiliated mutual funds operating as funds of funds; (vii)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii)
           transactions involving hardship of any registered shareholder; (ix)
           systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other
           distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii)
           transactions initiated by the fund or administrator (e.g.,

                                            Policies You Should Know About  | 27

           redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the
           Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 730-1313 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

28 | Policies You Should Know About

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m.
           Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or
           Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise
           permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 29

           companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check (redemption proceeds from such a sale are unavailable until the check has cleared), when you make purchases by ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the
           SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
           Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or
           4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see
           "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

30 | Policies You Should Know About

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is the NAV.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change

                                            Policies You Should Know About  | 31

           significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
              interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

32 | Policies You Should Know About

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND INTENDS TO PAY DISTRIBUTIONS OF SUBSTANTIALLY ALL OF ITS
           INCOME SEMIANNUALLY. The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 33

           indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:

--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                         INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND

- gains from the sale of                    -  gains from the sale of
  securities held (or treated as               securities held by the fund for
  held) by the fund for more                   one year or less
  than one year                             -  all other taxable income
- qualified dividend income
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES

- gains from selling fund                   -  gains from selling fund
  shares held for more than                    shares held for one year or
  one year                                     less
--------------------------------------------------------------------------------

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

34 | Understanding Distributions and Taxes

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of
           Additional Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

                                     Understanding Distributions and Taxes  | 35

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.

36 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical
           Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

                                                                  Appendix  | 37

                DWS Equity Partners Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
----------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------
   1            5.00%        0.89%              4.11%       $ 10,411.00        $    90.83
----------------------------------------------------------------------------------------------
   2           10.25%        0.89%              8.39%       $ 10,838.89        $    94.56
----------------------------------------------------------------------------------------------
   3           15.76%        0.89%             12.84%       $ 11,284.37        $    98.45
----------------------------------------------------------------------------------------------
   4           21.55%        0.89%             17.48%       $ 11,748.16        $   102.49
----------------------------------------------------------------------------------------------
   5           27.63%        0.89%             22.31%       $ 12,231.01        $   106.71
----------------------------------------------------------------------------------------------
   6           34.01%        0.89%             27.34%       $ 12,733.70        $   111.09
----------------------------------------------------------------------------------------------
   7           40.71%        0.89%             32.57%       $ 13,257.06        $   115.66
----------------------------------------------------------------------------------------------
   8           47.75%        0.89%             38.02%       $ 13,801.92        $   120.41
----------------------------------------------------------------------------------------------
   9           55.13%        0.89%             43.69%       $ 14,369.18        $   125.36
----------------------------------------------------------------------------------------------
  10           62.89%        0.89%             49.60%       $ 14,959.75        $   130.51
----------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,096.07
----------------------------------------------------------------------------------------------

38 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330

SEC FILE NUMBER:
DWS Equity Partners Fund, Inc.        DWS Equity Partners Fund    811-08886

                                              [DWS SCUDDER GRAPHIC APPEARS HERE]

(10/01/07) DEPF-1-IN
[RECYCLE GRAPHIC APPEARS HERE]

STATEMENT OF ADDITIONAL INFORMATION

DWS VALUE SERIES, INC.

DWS Large Cap Value Fund

345 Park Avenue

New York, New York 10154

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated ___________, 2008 for the Special Meeting of Shareholders of DWS Equity Partners Fund (“Equity Partners Fund”), to be held on October 21, 2008, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 (1-800-730-1313 for Institutional Class shares), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Large Cap Value Fund (“Large Cap Fund”), a series of DWS Value Series, Inc. is contained in Large Cap Fund’s statement of additional information (“SAI”) dated March 1, 2008 as supplemented from time to time, for Class A, Class B, Class C and Institutional Class shares, which is attached to this statement of additional information as Appendix A. The audited financial statements and related independent accountant’s report for Large Cap Fund contained in the Annual Report for the fiscal year ended November 30, 2007 and the unaudited financial statements contained in the Semi-Annual Report for the six-month period ended May 31, 2008 are incorporated herein by reference insofar as they relate to Large Cap Fund’s participation in the merger. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of Large Cap Fund as if the merger had been consummated on May 31, 2008.

Further information about Equity Partners Fund is contained in the statement of additional information dated October 1, 2007, as supplemented from time to time, for Class A, Class B, Class C and Institutional Class shares.

The date of this statement of additional information is _____________________, 2008.

Pro Forma

Portfolio of Investments

as of May 31, 2008

(Unaudited)

	DWS Equity Partners Fund Shares	DWS Large Cap Value Fund Shares	Combined Pro Forma Shares	DWS Equity Partners Fund Value ($)	DWS Large Cap Value Fund Value ($)	Combined Pro Forma Value ($)
Common Stocks 95.4%
Consumer Discretionary 4.1%
Distributors 1.0%
Genuine Parts Co.	47,200	404,436	451,636	2,077,272	17,799,228	19,876,500

Hotels Restaurants & Leisure 1.3%
McDonald's Corp.	48,100	411,035	459,135	2,853,292	24,382,596	27,235,888

Media 1.2%
Gannett Co., Inc.	85,400	733,653	819,053	2,460,374	21,136,543	23,596,917

Specialty Retail 0.6%
Office Depot, Inc.*	97,600	864,714	962,314	1,239,520	10,981,868	12,221,388

Consumer Staples 9.0%
Beverages 0.9%
Dr. Pepper Snapple Group, Inc.*	—	698,431	698,431	—	17,586,493	17,586,493

Food & Staples Retailing 2.0%
CVS Caremark Corp.	98,200	872,021	970,221	4,201,978	37,313,779	41,515,757

Food Products 3.1%
General Mills, Inc.	53,000	476,697	529,697	3,349,600	30,127,250	33,476,850
Kraft Foods, Inc. "A"	83,100	731,537	814,637	2,699,088	23,760,322	26,459,410
Sara Lee Corp.	153,800	—	153,800	2,119,364	—	2,119,364
				8,168,052	53,887,572	62,055,624

Tobacco 3.0%
Altria Group, Inc.	55,280	479,606	534,886	1,230,533	10,676,029	11,906,562
Philip Morris International, Inc.*	61,280	479,606	540,886	3,227,004	25,256,052	28,483,056
Reynolds American, Inc.	38,900	329,525	368,425	2,136,388	18,097,513	20,233,901
				6,593,925	54,029,594	60,623,519
Energy 28.1%
Energy Equipment & Services 8.8%
ENSCO International, Inc.	41,700	349,829	391,529	2,995,311	25,128,217	28,123,528
Halliburton Co.	107,100	1,093,426	1,200,526	5,202,918	53,118,635	58,321,553
Noble Corp.	71,200	584,918	656,118	4,495,568	36,931,723	41,427,291
Transocean, Inc.*	10,600	156,397	166,997	1,592,014	23,489,265	25,081,279
Weatherford International Ltd.*	38,600	486,664	525,264	1,761,318	22,206,478	23,967,796
				16,047,129	160,874,318	176,921,447

Oil, Gas & Consumable Fuels 19.3%
Cameco Corp.	80,100	602,337	682,437	3,280,095	24,665,700	27,945,795
Chevron Corp.	24,600	205,596	230,196	2,439,090	20,384,843	22,823,933
ConocoPhillips	21,200	172,056	193,256	1,973,720	16,018,414	17,992,134
Devon Energy Corp.	29,200	407,154	436,354	3,385,448	47,205,435	50,590,883
ExxonMobil Corp.	28,900	177,299	206,199	2,565,164	15,737,059	18,302,223
Hess Corp.	28,900	230,479	259,379	3,549,209	28,305,126	31,854,335
Marathon Oil Corp.	—	533,256	533,256	—	27,404,026	27,404,026
Nexen, Inc.	83,700	665,506	749,206	3,219,939	25,602,016	28,821,955
Noble Energy, Inc.	40,500	521,509	562,009	3,946,725	50,821,052	54,767,777
Occidental Petroleum Corp.	42,300	339,488	381,788	3,888,639	31,209,132	35,097,771
Suncor Energy, Inc.	82,600	810,326	892,926	5,645,710	55,385,782	61,031,492
Talisman Energy, Inc.	43,400	484,349	527,749	1,009,484	11,265,958	12,275,442
				34,903,223	354,004,543	388,907,766
Financials 14.6%
Capital Markets 0.6%
Bank of New York Mellon Corp.	61,000	—	61,000	2,716,330	—	2,716,330
GFI Group, Inc.	161,900	—	161,900	1,916,896	—	1,916,896
Morgan Stanley	—	182,988	182,988	—	8,093,559	8,093,559
				4,633,226	8,093,559	12,726,785
Commercial Banks 4.8%
BB&T Corp.	56,700	541,271	597,971	1,784,349	17,033,798	18,818,147
Canadian Imperial Bank of Commerce	37,200	317,712	354,912	2,611,440	22,303,383	24,914,823
Comerica, Inc.	50,100	447,896	497,996	1,862,718	16,652,773	18,515,491
Synovus Financial Corp.	153,000	1,402,821	1,555,821	1,757,970	16,118,413	17,876,383
Zions Bancorp.	40,300	341,939	382,239	1,736,527	14,734,152	16,470,679
				9,753,004	86,842,519	96,595,523
Diversified Financial Services 0.4%
The Nasdaq OMX Group, Inc.*	—	228,560	228,560	—	8,006,457	8,006,457

Insurance 7.5%
Alleghany Corp.*	—	14,713	14,713	—	5,524,732	5,524,732
Allstate Corp.	72,600	360,089	432,689	3,698,244	18,342,934	22,041,178
Berkshire Hathaway, Inc. "B"*	980	—	980	4,408,040	—	4,408,040
Chubb Corp.	—	165,723	165,723	—	8,909,268	8,909,268
Cincinnati Financial Corp.	—	251,425	251,425	—	8,804,903	8,804,903
Fidelity National Financial, Inc. "A"	—	520,925	520,925	—	8,907,817	8,907,817
Genworth Financial, Inc. "A"	89,800	826,271	916,071	1,984,580	18,260,589	20,245,169
Hartfold Financial Services Group, Inc.	24,100	—	24,100	1,712,787	—	1,712,787
Loews Corp.	76,600	399,802	476,402	3,797,062	19,818,185	23,615,247
MetLife, Inc.	47,300	420,099	467,399	2,839,419	25,218,543	28,057,962
Odyssey Re Holdings Corp.	—	242,359	242,359	—	9,098,157	9,098,157
Unum Group	—	375,510	375,510	—	9,042,281	9,042,281
				18,440,132	131,927,409	150,367,541

Thrifts & Mortgage Finance 1.3%
Capitol Federal Financial	—	195,556	195,556	—	8,017,796	8,017,796
New York Community Bancorp, Inc.	—	469,849	469,849	—	9,641,302	9,641,302

People's United Financial, Inc.	—	514,897	514,897	—	8,511,247	8,511,247
				—	26,170,345	26,170,345
Health Care 7.9%
Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	33,700	289,910	323,610	2,059,070	17,713,501	19,772,571

Health Care Providers & Services 1.0%
WellPoint, Inc.*	38,890	326,933	365,823	2,170,840	18,249,400	20,420,240

Life Science Tools & Services 1.2%
Thermo Fisher Scientific, Inc.*	41,900	369,600	411,500	2,472,938	21,813,792	24,286,730

Pharmaceuticals 4.7%
Abbott Laboratories	35,300	328,172	363,472	1,989,155	18,492,492	20,481,647
Merck & Co., Inc.	33,300	304,626	337,926	1,297,368	11,868,229	13,165,597
Pfizer, Inc.	104,200	913,594	1,017,794	2,017,312	17,687,180	19,704,492
Teva Pharmaceutical Industries Ltd. (ADR)	41,300	366,700	408,000	1,888,649	16,769,191	18,657,840
Wyeth	51,800	466,781	518,581	2,303,546	20,757,751	23,061,297
				9,496,030	85,574,843	95,070,873
Industrials 6.2%
Aerospace & Defense 3.3%
Honeywell International, Inc.	60,500	240,241	300,741	3,607,010	14,323,168	17,930,178
Raytheon Co.	38,700	336,592	375,292	2,471,382	21,494,765	23,966,147
United Technologies Corp.	35,400	314,862	350,262	2,514,816	22,367,797	24,882,613
				8,593,208	58,185,730	66,778,938
Industrial Conglomerates 1.4%
General Electric Co.	31,700	889,990	921,690	973,824	27,340,493	28,314,317

Machinery 1.5%
Dover Corp.	56,900	499,299	556,199	3,077,152	27,002,090	30,079,242

Information Technology 3.6%
Communications Equipment 1.4%
Brocade Communications Systems, Inc.*	352,000	3,043,734	3,395,734	2,837,120	24,532,496	27,369,616

Computers & Peripherals 0.4%
Hewlett-Packard Co.	80,900	—	80,900	3,807,154	—	3,807,154
International Business Machines Corp.	32,320	—	32,320	4,183,178	—	4,183,178
				7,990,332	—	7,990,332
IT Services 0.2%
MasterCard, Inc. "A"	10,610	—	10,610	3,274,776	—	3,274,776

Semiconductors & Semiconductor Equipment 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	269,400	2,340,935	2,610,335	3,084,630	26,803,706	29,888,336

Software 0.1%
Microsoft Corp.	88,900	—	88,900	2,517,648	—	2,517,648

Materials 5.7%
Chemicals 4.4%
Air Products & Chemicals, Inc.	36,000	317,980	353,980	3,669,120	32,408,522	36,077,642
Dow Chemical Co.	55,400	474,632	530,032	2,238,160	19,175,133	21,413,293
Praxair, Inc.	29,400	296,740	326,140	2,794,764	28,208,104	31,002,868
				8,702,044	79,791,759	88,493,803

Containers & Packaging 1.3%
Sonoco Products Co.	77,500	675,572	25,000	2,683,050	23,388,302	26,071,352

Telecommunication Services 4.2%
Diversified Telecommunication Services 4.2%
AT&T, Inc.	123,400	1,111,211	1,234,611	4,923,660	44,337,319	49,260,979
BCE, Inc.	117,800	876,226	994,026	4,139,492	30,790,582	34,930,074
				9,063,152	75,127,901	84,191,053
Utilities 12.0%
Electric Utilities 10.2%
Allegheny Energy, Inc.	—	547,531	547,531	—	29,977,322	29,977,322
Duke Energy Corp.	134,800	1,194,093	1,328,893	2,491,104	22,066,839	24,557,943
Entergy Corp.	24,300	207,140	231,440	2,934,711	25,016,298	27,951,009
Exelon Corp.	59,500	515,607	575,107	5,236,000	45,373,416	50,609,416
FirstEnergy Corp.	48,600	431,110	479,710	3,825,306	33,932,668	37,757,974
FPL Group, Inc.	53,900	466,271	520,171	3,639,328	31,482,618	35,121,946
				18,126,449	187,849,161	205,975,610
Multi-Utilities 1.8%
PG&E Corp.	97,200	839,860	937,060	3,848,148	33,250,057	37,098,205

Total Common Stocks (Cost $1,475,946,127, $166,811,589 and $1,642,757,716 respectively)				202,341,538	1,719,660,054	1,922,001,592

Securities Lending Collateral 12.2%
Daily Assets Fund Institutional, 2.76%	30,653,244	214,891,045	245,544,289	30,653,244	214,891,045	245,544,289
(Cost $214,891,045, $30,653,244, $245,544,289 respectively)

Cash Equivalents 4.5%
Cash Management QP Trust, 2.48%	3,016,844	88,684,155	91,700,999	3,016,844	88,684,155	91,700,999
(Cost $88,684,155, $3,016,844 and $91,700,999 respectively)

Total Investment Portfolio (Cost $1,779,521,327, $200,481,677 and $1,980,003,004 respectively) 112.1%				236,011,626	2,023,235,254	2,259,246,880
Other Assets and Liabilities, Net (12.1)%				(32,694,245)	(210,827,298)	(243,521,543)
Net Assets 100.0%				203,317,381	1,812,407,956	2,015,725,337

* Non-income producing security.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of May 31, 2008, and of DWS Large Cap Value Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	DWS Equity Partners Fund	DWS Large Cap Value Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$149,767,186	$ 316,189,121	—	$ 465,956,307
Class B Shares	$ 3,745,259	$ 27,169,155	—	$ 30,914,414
Class C Shares	$ 6,149,962	$ 31,249,621	—	$ 37,399,583
Class S Shares	—	$1,373,091,531	—	$1,373,091,531
Institutional Class	$ 43,654,974	$ 64,708,528	—	$ 108,363,502
Total Net Assets	$203,317,381	$1,812,407,956	—	$2,015,725,337
Shares Outstanding
Class A Shares	6,294,485	15,019,865	819,874	22,134,224
Class B Shares	171,149	1,288,506	6,471	1,466,126
Class C Shares	280,821	1,483,602	11,154	1,775,577
Class S Shares	—	65,212,547	—	65,212,547
Institutional Class	1,817,585	3,066,792	251,396	5,135,773
Net Asset Value Per Share
Class A Shares	$23.79	$21.05	—	$21.05
Class B Shares	$21.88	$21.09	—	$21.09
Class C Shares	$21.90	$21.06	—	$21.06
Class S Shares	—	$21.06	—	$21.06
Institutional Class	$24.02	$21.10	—	$21.10

(1)

Assumes the merger had been consummated on May 31, 2008, and is for information purposes only. No assurance can be given as to how many shares of DWS Large Cap Value Fund will be received by the shareholders of DWS Equity Partners Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of DWS Large Cap Value Fund that actually will be received on or after such date.

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF MAY 31, 2008 (UNAUDITED)

	DWS Equity Partners	DWS Large Cap Value	Pro Forma Adjustments	Pro Forma Combined

Investments, at value	$236,011,626	$2,023,235,254	$ —	$2,259,246,880
Cash	$ 2,563	$ (31,928)	$ —	$ (29,365)
Other Assets less liabilities	$(32,696,808)	$ (210,795,370)	$ —	$ (243,492,178)
Total Net assets	$203,317,381	$1,812,407,956	$ —	$2,015,725,337

Net Assets
Class A	$149,767,186	$ 316,189,121	$ —	$ 465,956,307
Class B	$ 3,745,259	$ 27,169,155	$ —	$ 30,914,414
Class C	$ 6,149,962	$ 31,249,621	$ —	$ 37,399,583
Class S	—	$1,373,091,531	$ —	$1,373,091,531
Institutional Shares	$ 43,654,974	$ 64,708,528	$ —	$ 108,363,502
Total Net assets	$203,317,381	$1,812,407,956	$ —	$2,015,725,337

Shares Outstanding
Class A	6,294,485	15,019,865	819,874	22,134,224
Class B	171,149	1,288,506	6,471	1,466,126
Class C	280,821	1,483,602	11,154	1,775,577
Class S	—	65,212,547	—	65,212,547
Institutional Shares	1,817,585	3,066,792	251,396	5,135,773

Net Asset Value per Share
Class A	23.79	21.05	0	21.05
Class B	21.88	21.09	0	21.09
Class C	21.90	21.06	0	21.06
Class S		21.06		21.06
Institutional Shares	24.02	21.10	0	21.10

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MAY 31, 2008 (UNAUDITED)

	DWS Equity Partners	DWS Large Cap Value	Pro Forma Adjustments		Pro Forma Combined

Investment Income:
Interest and dividend income	$5,284,943	$38,583,550	—		$43,868,493
Total Investment Income	5,284,943	38,583,550	—		43,868,493
Expenses
Management Fees	2,515,438	7,531,173	(1,090,773)	(1)	8,955,838
Services to Shareholders	400,124	2,377,365	—		2,777,489
Administration Fee	356,169	1,788,915	—		2,145,084
Custodian Fees	6,354	130,755	—		137,109
Distribution Service Fees	685,924	1,318,190	—		2,004,114
Professional Fees	85,172	154,608	(53,667)	(1)	186,113
Director's Fees and Expenses	16,566	155,958	—		172,524
Reports to Shareholders	54,491	487,087	—		541,578
Registration Fees	56,170	56,266	(56,170)	(1)	56,266
Other Expenses	33,688	65,965	—		99,653
Total expenses before reductions	4,210,096	14,066,282	(1,200,610)		17,075,768
Expense reductions	(5,082)	(205,833)	—		(210,915)
Expenses, net	4,205,014	13,860,449	(1,200,610)		16,864,853
Net investment income (loss)	1,079,929	24,723,101	1,200,610		27,003,640

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	70,190,285	257,818,993	—		328,009,278
Foreign currency related transactions	27,272	(133,689)	—		(106,417)
Payments by Affiliates	-	544,762	—		544,762

Net unrealized appreciation (depreciation) on:
Investments	(164,381,861)	(168,732,443)	—		(333,114,304)
Foreign currency related transactions	—	141	—		141

Net increase in net assets from operations	$(93,084,375)	$114,220,865	$1,200,610		$22,337,100

Notes to Pro Forma Combining Financial Statements

May 31, 2008

1.         These financial statements set forth the unaudited pro forma combined condensed Statement of Assets and Liabilities as of May 31, 2008, and the unaudited pro forma combined condensed Statement of Operations for the year ended May 31, 2008 for DWS Equity Partners Fund and DWS Large Cap Value Fund, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of DWS Equity Partners Fund in exchange for shares of DWS Large Value Fund at net asset value. Following the acquisition, DWS Large Cap Value Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors/Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Large Cap Value Fund intends to continue to qualify as a regulated investment company.

1.         Pro Forma operating expenses are based on actual expenses of DWS Large Cap Value Fund and DWS Equity Partners Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The management fee has been calculated for the combined Funds based on the fee schedule in effect for DWS Large Cap Value Fund at the combined level of average net assets for the period ended May 31, 2008.

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                                           Cash Reserve Fund, Inc.
    Government and Agency Securities Portfolio                   Prime Series
        DWS Government Cash Institutional Shares                     Prime Institutional Shares
        Government Cash Managed Shares                       Cash Reserves Fund Institutional
    Money Market Portfolio                                   DWS Money Market Series
        Institutional Money Market Shares                            Managed Shares
        Institutional Select Money Market Shares                     Institutional Shares
    Tax-Exempt Portfolio                                     Investors Cash Trust
        DWS Tax-Exempt Cash Institutional Shares                 Treasury Portfolio
        Tax-Exempt Cash Managed Shares                               Institutional Shares
Cash Management Fund Institutional

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information, if any, are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's
Asset Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust                         DWS Equity 500 Index Fund                 DWS Massachusetts Tax-Free Fund
    Government and Agency Securities       DWS Equity Income Fund                    DWS Micro Cap Fund
    Portfolio                              DWS Equity Partners Fund                  DWS Mid Cap Growth Fund
    Money Market Portfolio                 DWS Europe Equity Fund                    DWS Money Market Prime Series
    Tax-Exempt Portfolio                   DWS Floating Rate Plus Fund               DWS Money Market Series
Cash Management Fund Institutional         DWS Global Bond Fund                      DWS New York Tax-Free Income Fund
Cash Reserve Fund, Inc.                    DWS Global Opportunities Fund             DWS RREEF Global Real Estate Securities
    Prime Series                           DWS Global Thematic Fund                      Fund
Cash Reserves Fund Institutional           DWS GNMA Fund                             DWS RREEF Real Estate Securities Fund
Daily Assets Fund Institutional            DWS Gold & Precious Metals Fund           DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund DWS Growth & Income Fund                  DWS Short Duration Fund
DWS Balanced Fund                          DWS Health Care Fund                      DWS Short Duration Plus Fund
DWS Blue Chip Fund                         DWS High Income Fund                      DWS Short-Term Municipal Bond Fund
DWS California Tax-Free Income Fund        DWS High Income Plus Fund                 DWS Small Cap Core Fund
DWS Capital Growth Fund                    DWS Strategic High Yield Tax-Free Fund    DWS Small Cap Growth Fund
DWS Climate Change Fund                    DWS Inflation Protected Plus Fund         DWS Small Cap Value Fund
DWS Commodity Securities Fund              DWS Intermediate Tax/AMT Free Fund        DWS Strategic Government Securities Fund
DWS Communications Fund                    DWS International Fund                    DWS Strategic Income Fund
DWS Core Fixed Income Fund                 DWS International Select Equity Fund      DWS Target 2008 Fund
DWS Core Plus Allocation Fund              DWS International Value Opportunities     DWS Target 2010 Fund
DWS Core Plus Income Fund                      Fund                                  DWS Target 2011 Fund
DWS Disciplined Long/Short Growth Fund     DWS Japan Equity Fund                     DWS Target 2012 Fund
DWS Disciplined Long/Short Value Fund      DWS Large Cap Value Fund                  DWS Target 2013 Fund
DWS Disciplined Market Neutral Fund        DWS Large Company Growth Fund             DWS Target 2014 Fund
DWS Dreman Concentrated Value Fund         DWS Latin America Equity Fund             DWS Technology Fund
DWS Dreman High Return Equity Fund         DWS LifeCompass 2015 Fund                 DWS U.S. Bond Index Fund
DWS Dreman Mid Cap Value Fund              DWS LifeCompass 2020 Fund                 DWS Value Builder Fund
DWS Dreman Small Cap Value Fund            DWS LifeCompass 2030 Fund                 Investors Cash Trust
DWS EAFE(R) Equity Index Fund                DWS LifeCompass 2040 Fund                     Treasury Portfolio
DWS Emerging Markets Equity Fund           DWS LifeCompass Income Fund               NY Tax Free Money Fund
DWS Emerging Markets Fixed Income Fund     DWS LifeCompass Protect Fund              Tax Free Money Fund Investment
DWS Enhanced S&P 500 Index Fund            DWS LifeCompass Retirement Fund           Tax-Exempt California Money Market Fund
                                           DWS Lifecycle Long Range Fund
                                           DWS Managed Municipal Bond Fund

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC

                                       2

LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company

                                       3

Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

                                       4

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

April 14, 2008

                                       5

 SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Cash Account Trust                                              DWS Strategic Government Securities Fund
      Government & Agency Securities Portfolio                  DWS Strategic Income Fund
      Money Market Portfolio                                    DWS Target Fund
      Tax-Exempt Portfolio                                            DWS LifeCompass Income Fund
Investors Cash Trust                                                  DWS LifeCompass Protect Fund
      Treasury Portfolio                                              DWS Target 2008 Fund
Tax-Exempt California Money Market Fund                               DWS Target 2010 Fund
DWS Balanced Fund                                                     DWS Target 2011 Fund
DWS Blue Chip Fund                                                    DWS Target 2012 Fund
DWS Equity Trust                                                      DWS Target 2013 Fund
      DWS Alternative Asset Allocation Plus Fund                      DWS Target 2014 Fund
      DWS Core Plus Allocation Fund                             DWS Technology Fund
      DWS Disciplined Long/Short Growth Fund                    DWS Value Series, Inc.
      DWS Disciplined Long/Short Value Fund                           DWS Dreman Concentrated Value Fund
      DWS Disciplined Market Neutral Fund                             DWS Dreman High Return Equity Fund
DWS High Income Series                                                DWS Dreman Mid Cap Value Fund
      DWS High Income Fund                                            DWS Dreman Small Cap Value Fund
DWS Money Funds                                                       DWS Large Cap Value Fund
      DWS Money Market Prime Series
DWS State Tax-Free Trust
      DWS California Tax-Free Income Fund
      DWS New York Tax-Free Income Fund

Shareholders  of the funds  listed  above  recently  elected  Board  Members and certain  of the  funds  listed  above  approved:  (1) an  amended  and  restated
investment  management  agreement with Deutsche  Investment  Management Americas
Inc. (the "Advisor");  (2) a subadviser  approval  policy;  and (3) the revision and/or removal of certain fundamental investment policies.

Board Members
-------------

For all funds the following replaces the relevant disclosure with respect to the
Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information  regarding the Board Members of the Funds.  Each Board Member's year of birth is set forth in parentheses  after his or her name.  Unless  otherwise  noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years,  although not  necessarily in the same capacity,  and (ii) the address of each Board  Member  that is not an  "interested  person" (as defined in the 1940
Act) of the Funds or the Advisor (each, an "Independent  Board Member"),  is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board  Member is until the election and  qualification  of a successor,  or until  such Board  Member  sooner  dies,  resigns,  is  removed or as  otherwise provided in the governing documents of the Funds.  Because the Funds do not hold an annual  meeting of  shareholders,  each Board  Member will hold office for an indeterminate  period.  The Board  Members may also serve in similar  capacities with other funds in the DWS fund complex.

                                      -1-

Independent Board Members

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)  President, Driscoll Associates (consulting firm); Executive Fellow,           135
Chairperson since           Center for Business Ethics, Bentley College; formerly, Partner,
2004,(2) and Board          Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
Member since 1987           General Counsel, Filene's (1978-1988). Directorships: Trustee of 8
                            open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                            2007); Director of ICI Mutual Insurance Company (since 2007);
                            Advisory Board, Center for Business Ethics, Bentley College; Trustee,
                            Southwest Florida Community Foundation (charitable organization);
                            Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman             Consultant, World Bank/Inter-American Development Bank; formerly,             133
(1950)                      Project Leader, International Institute for Applied Systems Analysis
Vice Chairperson since      (1998-2001); Chief Executive Officer, The Eric Group, Inc.
2008, and Board Member      (environmental insurance) (1986-1998)
since 1993
----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief Risk Management         135
Board Member since 1999     Officer, First Chicago NBD Corporation/The First National Bank of
                            Chicago (1996-1998); Executive Vice President and Head of
                            International Banking (1995-1996). Directorships:  Healthways Inc.
                            (provider of disease and care management services); Portland General
                            Electric (utility company); Stockwell Capital Investments PLC
                            (private equity). Former Directorships: First Oak Brook Bancshares,
                            Inc. and Oak Brook Bank
----------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.       Vice Chair, WGBH Educational Foundation. Directorships: Association           135
 (1943)                     of Public Television Stations; Becton Dickinson and Company(3)
 Board Member since         (medical technology company); Belo Corporation(3) (media company);
 1990                       Boston Museum of Science; Public Radio International. Former
                            Directorships: American Public Television; Concord Academy; New
                            England Aquarium; Mass. Corporation for Educational
                            Telecommunications; Committee for Economic Development; Public
                            Broadcasting Service
----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)         Managing General Partner, Exeter Capital Partners (a series of                135
Board Member since          private equity funds). Directorships: Progressive Holding Corporation
1996                        (kitchen goods importer and distributor); Natural History, Inc.
                            (magazine publisher); Box Top Media Inc. (advertising); The Kennel
                            Shop (retailer)
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss         Clinical Professor of Finance, NYU Stern School of Business                   135
(1945)                      (1997-present); Member, Finance Committee, Association for Asian
Board Member since          Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2001                        (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                            (investment banking firm) (until 1996)
----------------------------------------------------------------------------------------------------------------------

                                      -2-

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Richard J. Herring          Jacob Safra Professor of International Banking and Professor, Finance         135
(1946)                      Department, The Wharton School, University of Pennsylvania (since
Board Member since          July 1972); Co-Director, Wharton Financial Institutions Center (since
1990                        July 2000); Director, Japan Equity Fund, Inc. (since September 2007),
                            Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc.
                            (since September 2007). Formerly, Vice Dean and Director, Wharton
                            Undergraduate Division (July 1995-June 2000); Director, Lauder
                            Institute of International Management Studies (July 2000-June 2006)
----------------------------------------------------------------------------------------------------------------------
William McClayton (1944)    Chief Administrative Officer, Diamond Management & Technology                 135
Board Member since 2004     Consultants, Inc. (global management consulting firm) (2001-present);
                            formerly, Senior Partner, Arthur Andersen LLP (accounting)
                            (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan
                            Chicago. Formerly Trustee, Ravinia Festival
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel            President and Chief Executive Officer, The Pew Charitable Trusts              135
(1951)                      (charitable organization) (1994 to present); Trustee, Thomas
Board Member since          Jefferson Foundation (charitable organization) (1994 to present);
1995                        Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001
                            to present). Formerly, Executive Vice President, The Glenmede Trust
                            Company (investment trust and wealth management) (1983 to 2004);
                            Board Member, Investor Education (charitable organization)
                            (2004-2005); Director, Viasys Health Care(3) (January 2007-June
                            2007)
----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.      Private investor since October 2003; Trustee of 8 open-end mutual             135
(1946)                      funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since          Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
1993                        (telecommunications) (November 1989-September 2003)
----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg      Retired. Formerly, Consultant (1997-2001); Director, US Government            135
(1943)                      Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since          L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
1997                        Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual
                            Fund Directors Forum (2002-2004), American Bar Retirement Association
                            (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)  President, Robert H. Wadsworth & Associates, Inc. (consulting firm)           138
Board Member since 1999     (1983 to present).
----------------------------------------------------------------------------------------------------------------------

                                      -3-

Interested Board Member

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)          Managing Director(5), Deutsche Asset Management; Head of Deutsche             135
 (1958)                     Asset Management Americas; CEO of DWS Scudder; formerly, board member
 Board Member since         of DWS Investments, Germany (1999-2005); formerly, Head of Sales and
 2006                       Product Management for the Retail and Private Banking Division of
                            Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private
                            Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
----------------------------------------------------------------------------------------------------------------------

Officers(6)

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds
 and Length of Time         Business Experience and
 Served(7)                  Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8)        Managing Director(5), Deutsche Asset Management (2006-present); President of DWS family
 (1965)                     of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly,
 President, 2006-present    Director of Fund Board Relations (2004-2006) and Director of Product Development
                            (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations,
                            Merrill Lynch Asset Management (1999-2000)
----------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)    Director(5), Deutsche Asset Management
 Vice President and
 Secretary, 1999-present
----------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8)        Managing Director(5), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
 Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
 2004-present               Management (1994-1998)
 Treasurer, 2005-present
----------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8)     Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New
 (1963)                     York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co.
 Assistant Secretary,       LLC (1998-2003)
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)        Director(5), Deutsche Asset Management (since September 2005); formerly, Counsel,
 (1962)                     Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9)        Managing Director(5), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
----------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)            Director(5), Deutsche Asset Management (since 2006); formerly, Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)             Director(5), Deutsche Asset Management (since 2007); formerly, Vice President, State
 (1967)                     Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------

                                      -4-

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds
 and Length of Time         Business Experience and
 Served(7)                  Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(5), Deutsche Asset Management
 D'Eramo(9)
 (1957)
 Assistant Treasurer,
 2003-present
----------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)         Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations
 Compliance Officer,        Manager for AXA Financial (1999-2004)
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)     Managing Director(5), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
----------------------------------------------------------------------------------------------------------------------
 J. Christopher             Director(5), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice
 Jackson(8)                 President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc.
 (1951)                     (1996-2006); Director, National Society of Compliance Professionals
 Chief Legal Officer,       (2002-2005)(2006-2009)
 2006-present
----------------------------------------------------------------------------------------------------------------------

(1)  The length of time  served  represents  the year in which the Board  Member joined the board of one or more DWS funds currently overseen by the Board.

(2)  Represents the year in which Ms. Driscoll was first  appointed  Chairperson of certain DWS funds.

(3)  A publicly held company with securities  registered  pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)  The mailing address of Axel Schwarzer is c/o Deutsche Investment Management
     Americas Inc., 345 Park Avenue,  New York, New York 10154. Mr. Schwarzer is
     an interested  Board Member by virtue of his positions  with Deutsche Asset
     Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)  Executive title, not a board directorship.

(6)  As a result of their  respective  positions  held with the  Advisor,  these individuals are considered  "interested  persons" of the Advisor within the meaning of the 1940 Act.  Interested  persons receive no compensation  from the Funds.

(7)  The length of time  served  represents  the year in which the  officer  was first elected in such capacity for one or more DWS funds.

(8)  Address: 345 Park Avenue, New York, New York 10154.

(9)  Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

                                      -5-

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Funds manage its day-to-day operations under the direction of the Board. The primary  responsibility  of the
Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees.  The Board has established the following standing  committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee,  Fixed-Income and Quant Oversight Committee,  Marketing and
Shareholder Services Committee,  and Operations  Committee.  For each committee, the  Board  has  adopted  a  written  charter  setting  forth  each  committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members,  assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements,  (2) the Funds' accounting and financial  reporting  policies and  procedures,  (3) the Funds'  compliance with legal and regulatory  requirements related to accounting and financial reporting and (4) the  qualifications,  independence  and  performance of the  independent registered public accounting firm for the Funds. It also approves and recommends to the  Board the  appointment,  retention  or  termination  of the  independent registered public accounting firm for the Funds,  reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Funds'  accounting and financial  reporting  practices,  and performs such other tasks as the full Board deems  necessary  or  appropriate.  The Audit  Committee
receives  annual   representations   from  the  independent   registered  public
accounting firm as to its  independence.  The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P.  Becton,  Jr.,  Keith R. Fox and  William  N.  Searcy,  Jr.  During the
calendar  year 2007,  the Audit  Committee  of the  Funds'  Board held eight (8)
meetings.

Nominating and Governance  Committee:  The Nominating and Governance  Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board,  nominates  officers,  board and committee chairs, vice chairs and committee  members,  and oversees the  operations  of the Board.  The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions.  Shareholders  may recommend  candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie  Driscoll,  P.O. Box 100176,  Cape Coral, FL 33904. The members of the  Nominating  and  Governance  Committee  are Henry P. Becton,  Jr.  (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating and Governance  Committee of the Funds' Board
performed similar functions and held six (6) meetings.

Contract  Committee:   The  Contract  Committee,   which  consists  entirely  of
Independent Board Members,  reviews at least annually,  (a) the Funds' financial arrangements  with DIMA and its  affiliates,  and (b) the Funds' expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair),  Keith R.
Fox (Vice Chair),  Henry P. Becton,  Jr., Richard J. Herring,  William McClayton
and Jean Gleason  Stromberg.  During the calendar year 2007, the Contract Review
Committee  of the Funds'  Board  performed  similar  functions  and held two (2)
meetings.

Equity  Oversight   Committee:   The  Equity  Oversight  Committee  reviews  the
investment  operations of those Funds that primarily invest in equity securities
(except for those funds managed by a quantitative  investment team). The members of the  Equity  Oversight  Committee  are John W.  Ballantine  (Chair),  William
McClayton (Vice Chair),  Henry P. Becton,  Jr., Keith R. Fox, Richard J. Herring
and  Rebecca W.  Rimel.  During the  calendar  year 2007,  the Equity  Oversight
Committee  of the Funds' Board  performed  similar  functions  and held five (5)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair),  Dawn-Marie Driscoll,  Paul K.
Freeman,  Kenneth C. Froewiss and Robert H. Wadsworth.  During the calendar year
2007, the Fixed-Income Oversight Committee of the Funds' Board performed similar functions and held five (5) meetings.

                                      -6-

Marketing and  Shareholder  Services  Committee:  The Marketing and  Shareholder
Services  Committee  reviews the Funds' marketing  program,  sales practices and
literature  and  shareholder   services.   The  members  of  the  Marketing  and
Shareholder  Services  Committee  are  Richard J.  Herring  (Chair),  Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth.  The Marketing and Shareholder  Services  Committee was
newly established effective April 1, 2008.

The Operations  Committee:  The Operations  Committee reviews the administrative operations,  legal  affairs and  general  compliance  matters of the Funds.  The
Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio  transactions,  custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and  securities  and such  other  tasks as the full  Board  deems  necessary  or appropriate.  The Operations Committee also oversees the valuation of the Funds'
securities and other assets and  determines,  as needed,  the fair value of Fund securities  or other  assets  under  certain  circumstances  as described in the
Funds' Valuation Procedures.  The Operations Committee has appointed a Valuation
Sub-Committee,  which may make  determinations  of fair value  required when the
Operations  Committee is not in session. The members of the Operations Committee are  Paul  K.  Freeman  (Chair),  Dawn-Marie  Driscoll  (Vice  Chair),  John  W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation  Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine,  Dawn-Marie  Driscoll  (Alternate),  Paul  K.  Freeman  (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate).  During the
calendar year 2007, the Operations Committee,  which held six (6) meetings,  and
Valuation Committee,  which held one (1) meeting, except for DWS Blue Chip Fund,
DWS  Disciplined  Market  Neutral Fund,  DWS High Income Fund and DWS Technology
Fund which held two (2) meetings, performed similar functions.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board  may also form ad hoc  committees  to  consider  specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Board Member for travel time to meetings,  attendance at directors'  educational
seminars  or  conferences,   service  on  industry  or  association  committees,
participation  as speakers at directors'  conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee  benefits such as pension or retirement  benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management  ("DeAM") or its affiliates receive no direct compensation from the  Funds,  although  they are  compensated  as  employees  of  Deutsche  Asset
Management,  or its affiliates,  and as a result may be deemed to participate in fees paid by the Funds.  The following tables show  compensation  from the Funds and  aggregate  compensation  from  all of the  funds  in the DWS  fund  complex received by each  Independent  Board Member during the calendar  year 2007.  Mr.
Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                  Government &
                                     Agency                Money            Tax-Exempt            Treasury
Name of Board Member          Securities Portfolio    Market Portfolio      Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $7,130                $8,470             $6,660              $3,180
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $8,862               $10,460             $8,359              $4,081
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $6,810                $8,080             $6,350              $3,040
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0

                                      -7-

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                  Government &
                                     Agency                Money            Tax-Exempt            Treasury
Name of Board Member          Securities Portfolio    Market Portfolio      Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $6,810                $8,080             $6,350              $3,040
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                DWS Alternative                                                DWS California
                               Asset Allocation             DWS              DWS Blue            Tax-Free
Name of Board Member               Plus Fund           Balanced Fund        Chip Fund           Income Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                       $50                $6,340             $4,270              $4,840
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                          $85                $7,826             $5,260              $5,979
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                        $50                $6,050             $4,080              $4,620
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                      $50                $6,050             $4,080              $4,620
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                Aggregate Compensation from Fund/Portfolio
                           --------------------------------------------------------------------------------------
                                                    DWS Disciplined     DWS Disciplined       DWS Disciplined
                               DWS Core Plus           Long/Short          Long/Short             Market
Name of Board Member           Allocation Fund        Growth Fund          Value Fund          Neutral Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $1,110               $1,070               $1,090             $1,140
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $1,403               $1,319               $1,368             $1,440
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $1,050               $1,020               $1,050             $1,100
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $1,050               $1,020               $1,050             $1,100
-----------------------------------------------------------------------------------------------------------------

                                      -8-

-----------------------------------------------------------------------------------------------------------------
                                                Aggregate Compensation from Fund/Portfolio
                           --------------------------------------------------------------------------------------
                                 DWS Dreman           DWS Dreman          DWS Dreman            DWS Dreman
                                Concentrated         High Return           Mid Cap              Small Cap
Name of Board Member             Value Fund          Equity Fund          Value Fund            Value Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantin                     $2,050              $11,050              $1,980             $6,630
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                       $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                        $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                               $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        $2,540              $13,647              $2,448             $8,190
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                        $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                         $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                      $1,960              $10,530              $1,890             $6,310
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                           $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                     $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                     $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    $1,960              $10,530              $1,890             $6,310
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                                          DWS Life              DWS Life
                                  DWS High            DWS Large            Compass               Compass
Name of Board Member            Income Fund        Cap Value Fund        Income Fund          Protect Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $6,680              $6,390               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $8,239              $7,870               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $6,370              $6,090               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $6,370              $6,090               $0                    $0
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                   DWS New York        DWS Strategic
                             DWS Money Market        Tax-Free           Government            DWS Strategic
Name of Board Member           Prime Series        Income Fund        Securities Fund          Income Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $8,250           $3,670              $6,830                  $3,630
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      $10,243           $4,542              $8,424                  $4,473
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $7,870           $3,500              $6,510                  $3,450
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------

                                      -9-

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                   DWS New York        DWS Strategic
                             DWS Money Market        Tax-Free           Government            DWS Strategic
Name of Board Member           Prime Series        Income Fund        Securities Fund          Income Fund
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $7,870           $3,500              $6,510                  $3,450
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                DWS Target          DWS Target           DWS Target             DWS Target
Name of Board Member            2008 Fund           2010 Fund            2011 Fund              2012 Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine               $1,280                $1,750              $2,070                   $1,910
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $1,580                $2,154              $2,552                   $2,345
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                $1,230                $1,670              $1,960                   $1,810
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1,230                $1,670              $1,960                   $1,810
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  Aggregate Compensation from Fund/Portfolio
                            ---------------------------------------------------------------------------------------
                                                                                                 Tax-Exempt
                                DWS Target          DWS Target               DWS              California Money
Name of Board Member            2013 Fund            2014 Fund         Technology Fund           Market Fund
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine               $1,670                 $1,690             $5,200                  $2,210
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $2,066                 $2,090             $6,413                  $2,727
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
William McClayton                $1,590                 $1,610             $4,960                  $2,110
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1,590                 $1,610             $4,960                  $2,110
-------------------------------------------------------------------------------------------------------------------

                                      -10-

------------------------------------------------------------------------------
                                                  Total Compensation from
                                                        Fund and DWS
Name of Board Member                                  Fund Complex(1)
------------------------------------------------------------------------------
Independent Board Members
------------------------------------------------------------------------------
John W. Ballantine                                        $215,000
------------------------------------------------------------------------------
Henry P. Becton, Jr.(4)                                   $200,000
------------------------------------------------------------------------------
Dawn-Marie Driscoll(2)(4)                                 $253,000
------------------------------------------------------------------------------
Keith R. Fox(4)                                           $203,000
------------------------------------------------------------------------------
Paul K. Freeman(3)                                        $265,000
------------------------------------------------------------------------------
Kenneth C. Froewiss(4)                                    $200,000
------------------------------------------------------------------------------
Richard J. Herring(4)                                     $195,000
------------------------------------------------------------------------------
William McClayton(5)                                      $205,000
------------------------------------------------------------------------------
Rebecca W. Rimel(4)                                       $194,000
------------------------------------------------------------------------------
William N. Searcy, Jr.(4)                                 $200,000
------------------------------------------------------------------------------
Jean Gleason Stromberg(4)                                 $189,000
------------------------------------------------------------------------------
Robert H. Wadsworth                                       $245,250
------------------------------------------------------------------------------

(1)  The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)  Includes  $50,000 in annual  retainer  fees  received  by Ms.  Driscoll  as
     Chairperson of certain DWS funds.

(3)  Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc  committee  in  connection  with board  consolidation  initiatives  and
     $50,000 in annual  retainer fees received by Dr.  Freeman as Chairperson of certain DWS funds.

(4)  Aggregate  compensation  includes  amounts  paid to the Board  Members  for special  meetings of ad hoc committees of the board in connection  with the consolidation  of the DWS fund  boards  and  various  funds,  meetings  for considering fund expense simplification  initiatives,  and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox,
     $1,000 for Mr.  Froewiss,  $1,000 for Dr.  Herring,  $5,000 for Ms.  Rimel,
     $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(5)  Does not include $15,000 to be paid to Mr.  McClayton in calendar year 2008 for numerous  special meetings of an ad hoc committee of the former Chicago
     Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his  resignation  and the resignation of certain other board members of the
DB  Funds  on  July  30,  2002  (the  "Effective  Date"),  which  was  part of a restructuring of the boards overseeing the DB Funds,  Deutsche Asset Management,
Inc.  ("DAMI")  agreed to  recommend,  and, if necessary  obtain,  directors and officers  ("D&O")  liability  insurance  coverage  for the prior board  members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O  coverage  provided  to the prior  board  members  for the  six-year  period following  the Effective  Date. In the event that D&O insurance  coverage is not available in the commercial marketplace on commercially  reasonable terms from a
conventional   third  party   insurer,   DeAM  reserved  the  right  to  provide
substantially  equivalent  protection  in the form of an  indemnity or financial guarantee  from an  affiliate  of DeAM.  The D&O  policy in effect  prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

                                      -11-

Board Member Ownership

Each Board Member owns over $100,000 of shares on an aggregate  basis in all DWS funds  overseen by the Board as of December  31, 2007.  Securities  beneficially owned as defined under the 1934 Act include direct and/or indirect  ownership of securities where a Board Member's  economic  interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board  Member  has  authority  to sell the  securities.  The dollar
ranges  are:  None,  $1-$10,000,  $10,001-$50,000,   $50,001-$100,000  and  over
$100,000.

--------------------------------------------------------------------------------------------------------------------------
                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                           -----------------------------------------------------------------------------------------------
                                 Government &
                               Agency Securities            Money Market           Tax-Exempt
Name of Board Member               Portfolio                 Portfolio              Portfolio           Treasury Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                     None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               $1 - $10,000                  None               $1 - $10,000          $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                    None                      None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                           None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                    None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                     None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                      None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                       None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             $1 - $10,000                  None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                 None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                         None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          ------------------------------------------------------------------------------------------------
                                DWS Alternative                                                         DWS California
                               Asset Allocation                 DWS                    DWS                    Tax-Free
Name of Board Member               Plus Fund               Balanced Fund          Blue Chip Fund         Income Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                   $1 - $10,000               None              $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                       None                   None           $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss              $1 - $10,000                   None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                $10,001 - $50,000             None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg         $10,001 - $50,000                None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                      -12-

---------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          -------------------------------------------------------------------------------------------------
                                                           DWS Disciplined        DWS Disciplined       DWS Disciplined
                                    DWS Core                 Long/Short              Long/Short             Market
Name of Board Member          Plus Allocation Fund           Growth Fund             Value Fund          Neutral Fund
---------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
---------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------

Henry P. Becton, Jr.              $1 - $10,000              $1 - $10,000                None                 None
---------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               $1 - $10,000                  None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                      None                    None           $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------
William McClayton                     None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
---------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                        None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                       Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                       ---------------------------------------------------------------------------------------------------
                                DWS Dreman                  DWS Dreman             DWS Dreman            DWS Dreman
                               Concentrated                High Return              Mid Cap               Small Cap
Name of Board Member            Value Fund                 Equity Fund             Value Fund            Value Fund
--------------------------------------------------------------------------------------------------------------------------
                                                           Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                 None                   Over $100,000               None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               None                        None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                       None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                    None                 $50,001 - $100,000            None              $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss            $1 - $10,000                    None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                 None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                  None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                   None                        None                   None            $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg             None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                            Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                     None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                      -13-

-----------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          ---------------------------------------------------------------------------------------------------
                                                                                      DWS Life               DWS Life
                                    DWS High                  DWS Large                Compass                Compass
Name of Board Member               Income Fund              Cap Value Fund           Income Fund           Protect Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
-----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    None                $10,001 - $50,000             None                   None
-----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                  None                   $1 - $10,000               None                   None
-----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                $50,001 - $100,000                None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
William McClayton                     None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                None                $10,001 - $50,000             None                   None
-----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
-----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                        None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                         ---------------------------------------------------------------------------------------------------
                                   DWS Money               DWS New York           DWS Strategic
                                    Market                   Tax-Free               Government            DWS Strategic
Name of Board Member             Prime Series               Income Fund          Securities Fund           Income Fund
----------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.             $1 - $10,000              $1 - $10,000                None                   None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll              $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                      None                $1 - $10,000           $1 - $10,000
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                Over $100,000                 None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                      None                $1 - $10,000           $1 - $10,000
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                      None                $1 - $10,000               None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
                                     None                      None                    None                   None
Axel Schwarzer
----------------------------------------------------------------------------------------------------------------------------

                                      -14-

----------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                         ---------------------------------------------------------------------------------------------------
                                  DWS Target               DWS Target             DWS Target               DWS Target
Name of Board Member               2008 Fund                2010 Fund              2011 Fund               2012 Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                        ----------------------------------------------------------------------------------------------------
                                                                                                           Tax-Exempt
                                  DWS Target                DWS Target                 DWS                 California
Name of Board Member               2013 Fund                 2014 Fund           Technology Fund       Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                      None                 $1-$10,000                None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                      None                    None                $1-$10,000
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                      None             $10,001 - $50,000             None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------

Investment Management Agreement/Administrative Agreement
--------------------------------------------------------

DWS Balanced Fund, DWS  California  Tax-Free  Income Fund, DWS High Income Fund,
DWS Money Market Prime Series,  DWS Strategic  Government  Securities  Fund, DWS
Strategic  Income Fund,  DWS Target 2010 Fund,  DWS Target 2011 Fund, DWS Target
2012 Fund,  DWS Target 2013 Fund,  DWS Technology  Fund,  Tax-Exempt  California
Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following supplements the relevant disclosure under Management of the Fund:

The Board and the Fund's shareholders  recently approved an amended and restated
investment management agreement (the "Investment  Management Agreement") for the
Fund.  Pursuant to the Investment  Management  Agreement,  the Advisor  provides continuing  investment  management  of the Fund's  assets.  In  addition  to the
investment   management  of  the  Fund's  assets,  the  Advisor  determines  the investments to be made for the Fund,

                                      -15-

including  what  portion  of its  assets  remain  uninvested  in  cash  or  cash equivalents,  and with whom the orders for  investments  are placed,  consistent with the Fund's  policies as stated in its  prospectus and SAI, or as adopted by the Fund's Board. The Advisor will also monitor,  to the extent not monitored by the  Fund's  administrator  or  other  agent,  the  Fund's  compliance  with its investment and tax guidelines and other compliance policies.

The Advisor  provides  assistance to the Fund's Board in valuing the  securities and other  instruments  held by the Fund, to the extent  reasonably  required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management  Agreement,  (unless otherwise provided in the agreement or as  determined by the Fund's Board and to the extent  permitted by applicable  law), the Advisor pays the  compensation  and expenses of all the
Board  Members,  officers,  and executive  employees of the Fund,  including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The  Investment  Management  Agreement  provides  that  the  Fund  is  generally responsible  for expenses  that  include:  fees payable to the Advisor;  outside legal,  accounting  or auditing  expenses,  including  with  respect to expenses related to negotiation,  acquisition or  distribution of portfolio  investments;
maintenance  of books and records that are  maintained  by the Fund,  the Fund's custodian,  or other agents of the Fund; taxes and  governmental  fees; fees and
expenses   of  the   Fund's   accounting   agent,   custodian,   sub-custodians,
depositories,  transfer  agents,  dividend  reimbursing  agents and  registrars;
payment  for  portfolio  pricing  or  valuation   services  to  pricing  agents,
accountants,  bankers and other specialists,  if any;  brokerage  commissions or other costs of  acquiring  or disposing  of any  portfolio  securities  or other instruments  of the  Fund;  and  litigation  expenses  and  other  extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment  Management  Agreement  allows the Advisor to delegate any of its duties under the Investment  Management Agreement to a subadvisor,  subject to a majority  vote of the Board of the Fund,  including  a majority of the Board who are not  interested  persons of the Fund,  and, if required by  applicable  law, subject to a majority vote of the Fund's shareholders.

The  Investment  Management  Agreement  provides  that the Advisor  shall not be liable for any error of judgment  or mistake of law or for any loss  suffered by the Fund in connection with matters to which the Investment Management Agreement relates,  except a loss resulting from willful  malfeasance,  bad faith or gross negligence on the part of the Advisor in the  performance  of its duties or from reckless  disregard  by the  Advisor of its  obligations  and  duties  under the
Investment  Management  Agreement.  The Investment  Management  Agreement may be
terminated at any time,  without payment of penalty,  by either party or by vote of a  majority  of the  outstanding  voting  securities  of the Fund on 60 days'
written notice.

Effective May 1, 2008, for all services provided under the Investment Management
Agreement,  the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

------------------------------------------- ------------------------------------
Fund                                                   Management Fee Rate
------------------------------------------- ------------------------------------
DWS Balanced Fund                                     0.370% to $1.5 billion
                                                     0.345% next $500 million
                                                     0.310% next $1.5 billion
                                                      0.300% next $2 billion
                                                      0.290% next $2 billion
                                                     0.280% next $2.5 billion
                                                     0.270% next $2.5 billion
                                                        0.260% thereafter
------------------------------------------- ------------------------------------

                                      -16-

------------------------------------------- ------------------------------------
Fund                                                   Management Fee Rate
------------------------------------------- ------------------------------------
DWS California Tax-Free Income Fund                   0.450% to $250 million
                                                     0.420% next $750 million
                                                     0.400% next $1.5 billion
                                                     0.380% next $2.5 billion
                                                     0.350% next $2.5 billion
                                                     0.330% next $2.5 billion
                                                     0.310% next $2.5 billion
                                                        0.300% thereafter
------------------------------------------- ------------------------------------
DWS High Income Fund                                  0.480% to $250 million
                                                     0.450% next $750 million
                                                     0.430% next $1.5 billion
                                                     0.410% next $2.5 billion
                                                     0.380% next $2.5 billion
                                                     0.360% next $2.5 billion
                                                     0.340% next $2.5 billion
                                                        0.320% thereafter
------------------------------------------- ------------------------------------
DWS Money Market Prime Series                         0.400% to $215 billion
                                                     0.275% next $335 million
                                                     0.200% next $250 million
                                                     0.150% next $800 million
                                                     0.140% next $800 million
                                                     0.130% next $800 million
                                                        0.120% thereafter
------------------------------------------- ------------------------------------
DWS Strategic Government Securities Fund              0.350% to $250 million
                                                     0.330% next $750 million
                                                     0.310% next $1.5 billion
                                                     0.300% next $2.5 billion
                                                     0.280% next $2.5 billion
                                                     0.260% next $2.5 billion
                                                     0.240% next $2.5 billion
                                                        0.220% thereafter
------------------------------------------- ------------------------------------
DWS Strategic Income Fund                             0.480% to $250 million
                                                     0.450% next $750 million
                                                     0.430% next $1.5 billion
                                                     0.410% next $2.5 billion
                                                     0.380% next $2.5 billion
                                                     0.360% next $2.5 billion
                                                     0.340% next $2.5 billion
                                                        0.320% thereafter
------------------------------------------- ------------------------------------
DWS Target 2010 Fund                                          0.400%
------------------------------------------- ------------------------------------
DWS Target 2011 Fund                                          0.400%
------------------------------------------- ------------------------------------
DWS Target 2012 Fund                                          0.400%
------------------------------------------- ------------------------------------
DWS Target 2013 Fund                                          0.400%
------------------------------------------- ------------------------------------

                                      -17-

------------------------------------------- ------------------------------------
Fund                                                   Management Fee Rate
------------------------------------------- ------------------------------------
DWS Technology Fund                                   0.480% to $250 million
                                                     0.450% next $750 million
                                                     0.430% next $1.5 billion
                                                     0.410% next $2.5 billion
                                                     0.380% next $2.5 billion
                                                     0.360% next $2.5 billion
                                                     0.340% next $2.5 billion
                                                        0.320% thereafter
------------------------------------------- ------------------------------------
Tax-Exempt California Money Market Fund               0.120% to $500 million
                                                     0.100% next $500 million
                                                     0.075% next $1.0 billion
                                                     0.060% next $1.0 billion
                                                        0.050% thereafter
------------------------------------------- ------------------------------------
Treasury Portfolio                                            0.050%
------------------------------------------- ------------------------------------

The Fund recently entered into a new administrative  services agreement with the
Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including,  among others, providing the Fund with personnel,  preparing and making required filings on behalf of the
Fund,  maintaining  books and records for the Fund, and monitoring the valuation of Fund securities.  For all services provided under the Administrative Services
Agreement,  the Fund pays the Advisor a fee, computed daily and paid monthly, of
0.100% of the Fund's net assets.

Under the  Administrative  Services  Agreement,  the Advisor is  obligated  on a continuous  basis to provide  such  administrative  services as the Board of the
Fund reasonably deems necessary for the proper  administration  of the Fund. The
Advisor  provides  the Fund with  personnel;  arranges for the  preparation  and filing of the Fund's tax  returns;  prepares  and  submits  reports  and meeting materials to the Board and the Fund's  shareholders;  prepares and files updates to the Fund's  prospectus  and  statement of additional  information  as well as other reports  required to be filed by the SEC;  maintains  the Fund's  records;
provides  the Fund  with  office  space,  equipment  and  services;  supervises, negotiates  the  contracts  of and  monitors the  performance  of third  parties contractors;  oversees the  tabulation  of proxies;  monitors  the  valuation of portfolio  securities  and monitors  compliance  with  Board-approved  valuation procedures; assists in establishing the accounting and tax policies of the Fund;
assists in the  resolution of  accounting  issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills;  assists in determining  the amount of dividends and  distributions  available  to be paid by the  Fund,  prepares  and  arranges dividend  notifications  and provides  information to agents to effect  payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public  relations  matters;  and monitors the  registration of shares under applicable federal and state law. The Advisor also performs certain fund  accounting  services  under the  Administrative  Services  Agreement.  The
Administrative  Services  Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance,  bad faith or  negligence  in the  performance  of its  duties  or from the  reckless disregard by it of its duties and obligations thereunder.

Subadviser Approval Policy
--------------------------

DWS  Balanced  Fund,  DWS  California  Tax-Free  Income  Fund,  DWS  Disciplined
Long/Short  Growth Fund, DWS Disciplined  Long/Short Value Fund, DWS Disciplined
Market  Neutral Fund,  DWS High Income Fund, DWS Large Cap Value Fund, DWS Money
Market Prime Series,  DWS Strategic  Government  Securities  Fund, DWS Strategic
Income Fund,  DWS Target 2010 Fund,  DWS Target 2011 Fund, DWS Target 2012 Fund,
DWS Target 2013 Fund, DWS Technology  Fund,  Tax-Exempt  California Money Market
Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following is added to the disclosure under Management of the Fund:

                                      -18-

The Board and the Fund's shareholders  recently approved a new subadvisor policy for the Funds (the "Subadviser Approval Policy"). The Subadviser Approval Policy
permits the Advisor,  subject to the approval of the Board, including a majority of the  Independent  Board  Members,  to  terminate  an existing  subadvisor  or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory  agreement without  obtaining  shareholder  approval.  The Funds  could not  implement  the
Subadviser  Approval Policy without the Securities and Exchange  Commission (the
"SEC")  granting  the Funds  exemptive  relief.  A number of other  mutual  fund complexes have obtained exemptive relief with respect to an advisor's ability to
appoint,   replace  or  amend  the  subadvisory   agreement  with   unaffiliated
subadvisors and subadvisors  that are wholly owned  subsidiaries of the advisor.
However,  exemptive  relief  with  regard to an  advisor's  ability to  appoint, replace or amend the subadvisory agreement with a subadvisor,  who is affiliated with,  but not wholly  owned  subsidiary  of the  advisor,  without  shareholder approval,  would be more expansive relief than previously granted by the SEC. In addition,  exemptive  relief  with  regard to an  advisor's  ability to appoint, replace  or  amend  a  sub-subadvisory  agreement  with a  sub-advisor,  without shareholder approval, would be more expansive relief than previously obtained by other mutual fund  complexes.  Accordingly,  there can be no assurance  that the
Funds'  exemptive  application  will  be  granted  by the SEC or that it will be sufficiently  broad to allow  the Funds to  implement  the  Subadviser  Approval
Policy as  described  above.  The SEC also has  proposed  Rule  15a-5  under the
Investment  Company Act of 1940,  as amended (the "1940 Act") in October 2003 to
permit  the   appointment  and  termination  of  subadvisors  and  amendment  to subadvisory agreements without shareholder approval. No action has been taken on proposed  Rule  15a-5  under  the 1940 Act  since it  proposal  and  there is no assurances that the rule will be adopted as proposed.  The Funds and the Advisor will be subject to the  conditions  imposed by the SEC  (either by an  exemptive order  or as part of the  final  rule)  whenever  the  Advisor  acts  under  the
Subadviser Approval Policy, including any shareholder notice requirements.

Fundamental Investment Policies
-------------------------------

DWS Balanced Fund, DWS  California  Tax-Free  Income Fund, DWS High Income Fund,
DWS  Large  Cap Value  Fund,  DWS  Money  Market  Prime  Series,  DWS  Strategic
Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS
Target 2011 Fund,  DWS Target 2012 Fund,  DWS Target 2013 Fund,  DWS  Technology
Fund, Tax-Exempt  California Money Market Fund and Treasury Portfolio,  a series of Investors Cash Trust:

     The fundamental  investment  restriction  regarding commodities is replaced with the following:

     The Fund may not purchase or sell  commodities,  except as permitted by the
     1940 Act,  as amended,  and as  interpreted  or modified by the  regulatory authority having jurisdiction, from time to time.

Tax-Exempt California Money Market Fund only:

     Effective on or about May 1, 2008, the Fund's fundamental  restrictions are replaced with the following:

     The Fund may not:

     (1)  Borrow money, except as permitted under the 1940 Act, as amended,  and
          as   interpreted   or  modified   by   regulatory   authority   having
          jurisdiction, from time to time.

     (2)  Issue senior  securities,  except as permitted  under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (3)  Engage in the business of  underwriting  securities  issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     (4)  Purchase or sell real estate,  which term does not include  securities of companies  which deal in real estate or  mortgages  or  investments secured  by real  estate  or  interests  therein,  except

                                      -19-

          that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities.

     (5)  Purchase or sell commodities,  except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (6)  Make loans except as permitted under the 1940 Act, as amended,  and as interpreted or modified by regulatory  authority having  jurisdiction, from time to time; or

     (7)  Concentrate its investments in a particular industry,  as that term is used in the 1940 Act, as amended,  and as  interpreted  or modified by regulatory authority having jurisdiction, from time to time.

The Fund's  disclosure  relating to its status as a diversified fund is replaced with the following:

     The Fund has elected to be treated as a diversified  investment company, as that  term is used in the 1940  Act,  as  amended,  and as  interpreted  or modified by regulatory authority having jurisdiction, from time to time.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the Fund's fundamental  restriction regarding concentration is replaced with the following:

     The Fund may not  concentrate  its  investments  in a  particular  industry
     (excluding U.S. Government  Obligations),  as that term is used in the 1940
     Act, as amended, and as interpreted or modified by the regulatory authority having  jurisdiction,  from time to time,  except that the Fund will invest more than 25% of its total  assets  in the  obligations  of banks and other financial institutions.

The  relevant  paragraph  under  Investment  Restrictions  is replaced  with the following:

     Because the Fund  concentrates  its investments in obligations of banks and other financial institutions,  changes in the financial condition or market assessment  of the  financial  condition  of these  entities  could  have a significant adverse impact on the Fund. Consequently,  an investment in the
     Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

DWS Money Market Prime Series only:

Effective  on or about May 1,  2008,  the  following  paragraph  is added  under
Investment Policies and Techniques for DWS Money Market Prime Series:

     Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit,  bankers'  acceptances,  deposit notes, fixed time deposits or other short-term bank obligations.  Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited  with it for a specified  period of time.  The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated  subsidiaries of large foreign banks (i.e.,  banks which at the time of their most recent  annual  financial  statements  show total assets in excess of $1 billion),  large  foreign  branches of large foreign banks and smaller banks as described  below.  Although the Fund  recognizes that the size of a bank is  important,  this fact alone is not  necessarily indicative of its  creditworthiness.  Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are  different in some respects from those  associated  with  investment in certificates  of deposit  issued by domestic  branches  of domestic  banks, including the possible  imposition of withholding taxes on interest income, the  possible  adoption of foreign  governmental  restrictions  which might adversely affect

                                      -20-

     the payment of principal and interest on such  certificates of deposit,  or other adverse political or economic developments.  In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a  domestic  bank.  Further,  foreign  branches  of  foreign  banks are not regulated  by US  banking  authorities,  and  generally  are not  bound  by accounting,  auditing and financial  reporting  standards  comparable to US banks.

               Please Retain This Supplement for Future Reference

April 3, 2008

Supplement to the currently effective Statement of Additional Information of each of the noted funds/portfolios:

--------------------------------------------------------------------------------

Cash Account Trust
    Government & Agency Securities Portfolio
    Money Market Portfolio
    Tax-Exempt Portfolio
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax-Free Income Fund
DWS Core Plus Allocation Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund

DWS High Income Fund
DWS Large Cap Value Fund
DWS LifeCompass Protect Fund
DWS Money Market Prime Series
DWS New York Tax-Free Income Fund
DWS Strategic Income Fund
DWS Target 2008 Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Government Securities Fund
DWS Variable Series II
    DWS Balanced VIP
    DWS Blue Chip VIP
    DWS Conservative Allocation VIP
    DWS Core Fixed Income VIP
    DWS Davis Venture Value VIP
    DWS Dreman High Return Equity VIP

    DWS Dreman Small Mid Cap Value VIP
    DWS Global Thematic VIP
    DWS Government & Agency Securities VIP
    DWS Growth Allocation VIP
    DWS High Income VIP
    DWS International Select Equity VIP
    DWS Janus Growth & Income VIP
    DWS Large Cap Value VIP
    DWS Mid Cap Growth VIP
    DWS Moderate Allocation VIP
    DWS Money Market VIP
    DWS Small Cap Growth VIP
    DWS Strategic Income VIP
    DWS Technology VIP
    DWS Turner Mid Cap Growth VIP
Investors Cash Trust
    Treasury Portfolio
Tax-Exempt California Money Market Fund

At present, substantially all DWS mutual funds are overseen by one of two clusters of boards of trustees/directors (the "Boards").  Each Board, including the Board that oversees your Fund (the "Chicago Board"), has determined that the formation of a single consolidated Board overseeing substantially all DWS mutual funds is in the best interests of the Funds.  In this connection, each
Board has approved a plan outlining the process for implementing the consolidation of the Chicago Board with the other primary DWS mutual fund board
(the "New York Board").  (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The consolidation of the two Boards is expected to take effect on or about
April 1, 2008 (the "Consolidation Date").  To accomplish the consolidation, the
Chicago Board has determined to nominate and recommend that shareholders of each Fund re-elect four members of your Fund's Board (John W. Ballantine, Paul
K. Freeman, William McClayton and Robert H. Wadsworth, collectively, the
"Chicago Nominees") and elect eight individuals who  currently serve on the New
York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C.
Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean
Gleason Stromberg, collectively, the "New York Nominees") to the Board of your
Fund.  Information regarding the New York Nominees is set forth below.  In addition, the New York Board will nominate and elect the Chicago Nominees to the Board of each fund currently overseen by the New York Board.  As a result, as of the Consolidation Date, it is expected that the twelve individuals named in this paragraph (each of which will be considered non-interested), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of each DWS mutual fund (134 funds), including your Fund.

To facilitate the Board consolidation, four members of the Chicago Board
(Donald L. Dunaway, James R. Edgar, Robert B. Hoffman and Shirley D. Peterson)
have agreed not to stand for re-election (the "Non-Continuing Board Members").
Independent members of the Chicago Board are not entitled to benefits under any pension or retirement plan.  However, the Chicago Board determined that it would be appropriate to provide the Non-Continuing Board Members with a retirement agreement, the terms of

which include a one-time retirement payment. For each Non-Continuing Board
Member, the amount of the retirement payment is based on the product of (i) such individual's current annual Board member compensation times (ii) the lesser of five years or the number of years (and/or portion thereof) from the expected
Consolidation Date to the date when such individual would reach the Funds'
mandatory retirement age. As Deutsche Investment Management Americas Inc.
("DIMA"), the Funds' investment adviser, will also benefit from the administrative efficiencies of a consolidated Board, DIMA has agreed to reimburse the Funds for the cost of the retirement payments. The amount to be received by each Non-Continuing Board Member is as follows: $354,375 in the aggregate for all the Funds (between $64 and $68,321 per Fund) for Mr. Dunaway;
$950,000 in the aggregate for all the Funds (between $172 and $183,153 per Fund)
for Mr. Edgar; $138,750 in the aggregate for all the Funds (between $25 and
$26,750 per Fund); for Mr. Hoffman; and $937,500 in the aggregate for all the
Funds (between $170 and $180,743 per Fund) for Ms. Peterson. In connection with the receipt of the retirement payment, each Non-Continuing Board Member agreed that, without the prior written consent of the DWS funds, he or she shall not in any way, directly or indirectly, solicit, accept, or serve in any position as a director, trustee, or equivalent role on the Board of any investment company registered with the SEC for a specified period.

In addition, pursuant to the retirement agreement and a separate agreement between the Funds and DIMA, each Non-Continuing Board Member has received certain assurances from the Funds and DIMA regarding continuation of insurance and indemnification rights.  With respect to insurance, for the six-year period following the Consolidation Date, the Funds currently expect to maintain,
D&O/E&O Insurance and Independent Director Liability ("IDL") Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Funds and all funds overseen by the consolidated Board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance.  With respect to indemnification, the
Funds have provided assurances that the retirement agreement, the retirement of the Non-Continuing Board Member and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of the
Non-Continuing Board Member to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that the Non-Continuing Board Member may incur or suffer arising from or with respect to the Non-Continuing Board Member's service in such capacity.

DIMA has similarly agreed that the retirement of the Non-Continuing Board
Members under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Non-Continuing
Board Members may have under any agreement of indemnification between a
Non-Continuing Board Member and DIMA.

In addition, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the
Non-Continuing Board Members sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA's discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Non-Continuing Board Members substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such Non-Continuing Board Member.

Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Funds' current committee structure and other governance practices, including the appointment of new committee chairs and members.  Additional information regarding these changes will be set forth in each Fund's statement of additional information upon implementation.

                                       2

Nominee Information

Information is provided below as of October 31, 2007 for each New York Nominee and for Mr. Schwarzer, who would be an interested member of the Board by virtue of his positions with Deutsche Asset Management.

                                                                                                        Position
                                                                                                      with the DWS
                                                                                                        Funds and
                                                Business Experience and Directorships                   Length of
    Name and Year of Birth(1)                          During the Past 5 Years                         Time Served
----------------------------------------------------------------------------------------------------------------------
Independent Board Member New
   York Nominees
----------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)        Vice Chairman, WGBH Educational Foundation (formerly President   New York Board
                                   1984-2007).  Directorships: Association of Public Television     Member since
                                   Stations; Becton Dickinson and Company (medical technology       1990.(2)
                                   company); Belo Corporation (media company); Boston Museum of
                                   Science; PBS Foundation; and Public Radio International.
                                   Former Directorships:  American Public Television; Concord
                                   Academy; New England Aquarium; Mass. Corporation for
                                   Educational Telecommunications; Committee for Economic
                                   Development; Public Broadcasting Service
----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)         President, Driscoll Associates (consulting firm); Executive      New York Board
                                   Fellow, Center for Business Ethics, Bentley College; formerly,   Member since
                                   Partner, Palmer & Dodge (1988-1990); Vice President of           1987,(2)
                                   Corporate Affairs and General Counsel, Filene's (1978-1988).     Chairman since
                                   Directorships:  Trustee of 8 open-end mutual funds managed by    2004.
                                   Sun Capital Advisers, Inc. (since 2007); Director of ICI
                                   Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest
                                   Florida Community Foundation (charitable organization); Former
                                   Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                   (governance, executive committees)
----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                Managing General Partner, Exeter Capital Partners (a series of   New York Board
                                   private equity funds).  Directorships:  Progressive Holding      Member since
                                   Corporation (kitchen goods importer and distributor); Natural    1996.(2)
                                   History, Inc. (magazine publisher); Box Top Media Inc.
                                   (advertising); The Kennel Shop (retailer)
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss (1945)         Clinical Professor of Finance, NYU Stern School of Business      New York Board
                                   (1997-present); Member, Finance Committee, Association for       Member since
                                   Asian Studies (2002-present); Director, Mitsui Sumitomo          2001.(2)
                                   Insurance Group (US) (2004-present); prior thereto, Managing
                                   Director, J.P. Morgan (investment banking firm) (until 1996)
----------------------------------------------------------------------------------------------------------------------

                                       3

                                                                                                        Position
                                                                                                      with the DWS
                                                                                                        Funds and
                                                Business Experience and Directorships                   Length of
    Name and Year of Birth(1)                          During the Past 5 Years                         Time Served
----------------------------------------------------------------------------------------------------------------------
Richard J. Herring (1946)          Jacob Safra Professor of International Banking and Professor,    New York Board
                                   Finance Department, The Wharton School, University of            Member since
                                   Pennsylvania (since July 1972); Co-Director, Wharton Financial   1990.(2)
                                   Institutions Center (since July 2000); Director, Japan Equity
                                   Fund, Inc. (since September 2007), Thai Capital Fund, Inc.
                                   (since September 2007), Singapore Fund, Inc. (since September
                                   2007).  Formerly, Vice Dean and Director, Wharton
                                   Undergraduate Division (July 1995-June 2000); Director, Lauder
                                   Institute of International Management Studies (July 2000-June
                                   2006)
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel (1951)            President and Chief Executive Officer, The Pew Charitable        New York Board
                                   Trusts (charitable organization) (1994 to present); Trustee,     Member since
                                   Thomas Jefferson Foundation (charitable organization) (1994 to   1995.(2)
                                   present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present).  Formerly, Executive Vice
                                   President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor
                                   Education (charitable organization) (2004-2005); Director,
                                   Viasys Health Care (January 2007-June 2007)
----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr. (1946)      Private investor since October 2003; Trustee of 8 open-end       New York Board
                                   mutual funds managed by Sun Capital Advisers, Inc. (since        Member since
                                   October 1998).  Formerly, Pension & Savings Trust Officer,       1993.(2)
                                   Sprint Corporation (telecommunications) (November
                                   1989-September 2003)
----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)      Retired.  Formerly, Consultant (1997-2001); Director, US         New York Board
                                   Government Accountability Office (1996-1997); Partner,           Member since
                                   Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).             1997.(2)
                                   Directorships:  The William and Flora Hewlett Foundation;
                                   Service Source, Inc. Former Directorships: Mutual Fund
                                   Directors Forum (2002-2004), American Bar Retirement
                                   Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
----------------------------------------------------------------------------------------------------------------------
Interested Board Member
   Nominee
----------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                     Managing Director, Deutsche Asset Management; Head of Deutsche   New York Board
                                   Asset Management Americas; CEO of DWS Scudder; formerly,         Member since
(1958)                             board  member of DWS Investments, Germany (1999-2005);           2006.
                                   formerly, Head of Sales and Product Management for the Retail
                                   and Private Banking Division of Deutsche Bank in Germany
                                   (1997-1999); formerly, various strategic and operational
                                   positions for Deutsche Bank Germany Retail and Private Banking
                                   Division in the field of investment funds, tax driven
                                   instruments and asset management for corporates (1989-1996)
----------------------------------------------------------------------------------------------------------------------

                                       4

--------------------
(1)     Unless otherwise indicated, the mailing address of each New York Nominee is c/o Dawn Marie-Driscoll, P.O. Box 100176, Cape Coral, FL 33904.  The
        mailing address of Axel Schwarzer is c/o Deutsche Investment Management
        Americas Inc., 345 Park Avenue, New York, New York 10154.
(2)     Indicates the year in which the nominee joined the Board of one or more
        DWS funds now overseen by the New York Board.

               Please Retain This Supplement for Future Reference

November 26, 2007

                                       5

                   DWS VALUE SERIES, Inc. (the "Corporation")

                            DWS Large Cap Value Fund
                Class A, Class B, Class C and Institutional Class

                       DWS Dreman Concentrated Value Fund
                Class A, Class B, Class C and Institutional Class

                       DWS Dreman High Return Equity Fund
           Class A, Class B, Class C, Class R and Institutional Class

                          DWS Dreman Mid Cap Value Fund
                Class A, Class B, Class C and Institutional Class

                         DWS Dreman Small Cap Value Fund
               Class A, Class B, Class C, and Institutional Class

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2008

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectuses dated March 1, 2008, as amended from time to time for DWS Large Cap Value Fund, DWS Dreman Concentrated
Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund (each a "Fund," and collectively, the
"Funds"). The prospectuses may be obtained without charge by contacting DWS
Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606,
1-800-621-1148, or from the firm from which this Statement of Additional
Information was obtained and is also available along with other related materials on the Securities and Exchange Commission's Internet Web site
(http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders dated November 30, 2007 for each Fund are incorporated by reference and are hereby deemed to be part of this Statement of Additional
Information ("SAI").

This Statement of Additional Information ("SAI") is incorporated by reference into the combined prospectuses for the Funds.

                                                                           Page
                                                                           ----

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund, except for DWS Dreman Concentrated Value Fund, which is classified as a non-diversified fund, has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:

(1)      borrow money, except as permitted under the Investment Company Act of
         1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase physical commodities or contracts relating to physical commodities; or

(7)      make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-Fundamental Restrictions

As a matter of non-fundamental policy, each Fund currently does not intend to:

(1)      borrow money in an amount greater than 10% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

                                       1

(2)      enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)      purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets;
         provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the
         5% limit;

(6)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)      acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act;

(8)      invest more than 15% of net assets in illiquid securities; and

(9)      lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Directors of the Corporation have voluntarily adopted certain non-fundamental policies and restrictions. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least 60 days' notice prior to making a change to such Fund's 80%
investment policy (except DWS Dreman Concentrated Value Fund), as described in the Funds' prospectuses.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds'
investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                       2

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), or a subadvisor ("Sub-Advisor"), in its discretion might, but is not required to, use in managing each Fund's portfolio assets. For purposes of this section only, references to the "Advisor" may also refer to a Fund's Sub-Advisor. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the
Corporation's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                                       3

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of a Fund's investment policies, the Fund's investments in
ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Exchange Traded Funds (ETFs). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the
Funds. The Funds will also incur brokerage costs when purchasing and selling shares of ETFs. See also "Investment Techniques-Investment Company Securities".

Eurodollar Instruments. A fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to

                                       4

economic structures that are generally less diverse and mature than in the
United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a
Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. During this period, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus

                                       5

increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery.
Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect a country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

                                       6

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities,

                                       7

a fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, such Fund intends to comply with its fundamental and non-fundamental policies regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                       8

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

                                       9

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

High-Yield/High-Risk Bonds. DWS Dreman Concentrated Value Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or similarly rated by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk
(including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the
Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest

                                       10

payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. A Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may

                                       11

become subject to market competition from which they were previously protected.
Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid
REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a
Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those
REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a Fund) acquires a security (for purposes of this section, "Obligation")
and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.
The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a
Fund may encounter delay and incur costs before being able to sell the security.
Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the
Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price
(including interest), a Fund will direct

                                       12

the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a
Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any
Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of

                                       13

a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery

                                       14

of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered"
(i.e., a Fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the Fund during the term of the option to

                                       15

possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and
Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A
Fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Funds from the definition of the term "commodity pool operator" under the Commodities Exchange
Act and, therefore, is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or a futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or

                                       16

the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                       17

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the
Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund

                                       18

sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

                                       19

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"),
Sub-Advisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each
Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions
(collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a
Sub-Advisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's
Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a
Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

                                       20

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

DIMA or the Advisor, which is part of DeAM, is the investment advisor for the
Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA, or a
Sub-Advisor, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor, or a Sub-Advisor, manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's
Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor, or a
Sub-Advisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

With the exception of DWS Large Cap Value Fund, which has a single portfolio manager, each Fund is managed by a team of investment professionals, each of whom plays an important role in the Funds' management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in the Funds' prospectuses, as of the date of the Funds' prospectuses. Composition of each team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreements

Pursuant to an investment management agreement with each of DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund,

                                       21

the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more
Funds if elected to such positions. To the extent permissible by law, the
Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current investment management agreements, dated April 5, 2002, for DWS
Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund were last renewed by the Directors on September 17, 2007. The current agreements for DWS
Dreman Concentrated Value Fund and DWS Dreman Mid Cap Value Fund dated June 1,
2005 and August 1, 2005, respectively, were last renewed by the Directors on
September 17, 2007. The agreements will continue in effect until September 30,
2008, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such agreements or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of a Fund.

Effective February 5, 2007, the Board of Directors of DWS Large Cap Value Fund
terminated the Fund's prior investment management agreement with DIMA, and replaced it with an interim investment management agreement with DIMA. Except for the period of effectiveness, the terms of the interim investment management agreement were identical to the prior investment management agreement. Effective
April 25, 2007, the shareholders of DWS Large Cap Value Fund approved a new investment management agreement (the "Investment Management Agreement") with
DIMA that replaced the interim investment management agreement. Under the new
Investment Management Agreement, DIMA provides portfolio management and related services. Under a separate administrative services agreement, DIMA provides administrative services to the Fund. Under the prior investment management agreement and interim investment management agreement, DIMA provided both investment advisory and administrative services and received a management fee that compensated it for both types of services. The new arrangement's separation of advisory and administrative services into separate agreements did not result in any substantive change in the aggregate scope of services being provided to the Fund. Moreover, the corresponding separation of advisory and administrative service fees into separate agreements did not result in any increase in aggregate fees paid to DIMA.

The Investment Management Agreement will remain effective through September 30,
2008, and it will continue from year to year thereafter only if its continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Board of
Directors, including a

                                       22

majority of the non-interested Directors most recently approved the Investment
Management Agreement on September 19, 2007. The advisory fee rates are payable monthly at the annual rate shown below.

The Fund's investment management agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each investment management agreement, the Advisor regularly provides each
Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation,
By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Board of Directors regarding the conduct of the business of each Fund.

Other than DWS Large Cap Value Fund, under each Fund's investment management agreement , the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company, including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund
(such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Directors.

Pursuant to a sub-administration agreement between the Advisor and State Street
Bank & Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets                            DWS Large Cap Value Fund*
------------------------                            -------------------------
$0 - $1.5 billion                                   0.425%
Over $1.5 billion - $2 billion                      0.400%
Over $2 billion - $3 billion                        0.375%
Over $3 billion - $4 billion                        0.350%
Over $4 billion - $5 billion                        0.325%
Over $5 billion                                     0.300%

*        Fee rate effective April 25, 2007. Prior to this date the Fund paid the following rates:

                                       23

Average Daily Net Assets                             DWS Large Cap Value Fund
------------------------                             ------------------------

$0 - $1.5 billion                                             0.525%
Over $1.5 billion - $2 billion                                0.500%
Over $2 billion - $3 billion                                  0.475%
Over $3 billion - $4 billion                                  0.450%
Over $4 billion - $5 billion                                  0.425%
Over $5 billion                                               0.400%

                                            DWS Dreman High Return Equity Fund
                                                      and DWS Dreman
Average Daily Net Assets                           Small Cap Value Fund
------------------------                           --------------------

$0 - $250 million                                          0.750%
Over $250 million - $1 billion                             0.720%
Over $1 billion - $2.5 billion                             0.700%
Over $2.5 billion - $5 billion                             0.680%
Over $5 billion - $7.5 billion                             0.650%
Over $7.5 billion - $10 billion                            0.640%
Over $10 billion - $12.5 billion                           0.630%
Over $12.5 billion                                         0.620%

                                                               DWS Dreman
Average Daily Net Assets                                 Concentrated Value Fund
------------------------                                 -----------------------

$0 - $250 million                                                0.800%
Over $250 million - $1 billion                                   0.780%
Over $1 billion - $2.5 billion                                   0.760%
Over $2.5 billion                                                0.740%

Average Daily Net Assets                         DWS Dreman Mid Cap Value Fund
------------------------                         -----------------------------

$0 - $250 million                                        0.75%
Over $250 million - $1 billion                           0.72%
Over $1 billion - $2.5 billion                           0.70%
Over $2.5 billion to $4 billion                          0.68%
Over $4 billion                                          0.66%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

                                       24

The advisory fees incurred by each Fund for its last three fiscal years are shown in the table below.

                                                 Amount       Amount                       Amount      Amount
                                  Fiscal Year    Waived     Reimbursed    Fiscal Year      Waived    Reimbursed
Fund                                 2007         2007         2007          2006            2006       2006        Fiscal Year 2005
----                                 ----         ----         ----          ----            ----       ----        ----------------

DWS Large Cap Value Fund          $8,550,419       --        $18,494     $10,046,511          --       $21,433        $10,288,958
DWS Dreman Concentrated Value       $589,704   $194,662           --        $407,579      $191,844     $58,596            $65,191
Fund*
DWS Dreman High Return Equity    $60,511,761       --        $94,008     $53,337,058          --       $88,724        $44,313,671
Fund
DWS Dreman Mid Cap Value Fund*      $550,199   $172,609           --        $190,836      $190,836     $73,136            $12,493
DWS Dreman Small Cap Value Fund  $15,056,842       --        $21,701      $9,375,452          --       $14,916         $6,537,020

*         DWS Dreman Concentrated Value Fund commenced operations on June 1,
          2005. DWS Mid Cap Value Fund commenced operations on August 1, 2005.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
DWS Large Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 1.14% for Class A shares and 1.89% for Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
DWS Large Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 0.65% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Concentrated Value Fund so that the total operating expenses will not exceed 1.31% for Class A shares and 2.06% for both Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman High Return Equity Fund to the extent necessary to maintain the
Fund's total operating expenses at 1.12% for Class A shares, 1.96% for Class B shares and 1.87% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through October 20, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
Dreman High Return Equity Fund to the extent necessary to maintain the Fund's total operating expenses at 0.83% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Mid Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 1.35% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Mid Cap Value Fund to the extent necessary to

                                       25

maintain the Fund's total operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers'
commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each
Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each
Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each investment management agreement and in discussions with the Advisor concerning such agreement, the Directors of the
Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a
Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the
Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank
AG has granted a license to the Funds to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Sub-Advisors

Sub-Advisor to DWS Large Cap Value Fund:

Effective April 25, 2007, with respect to DWS Large Cap Value Fund, the shareholders approved a new sub-advisory agreement (the "Sub-Advisory
Agreement") between Deutsche Asset Management International GmbH ("DeAMi" or
"Sub-Advisor") and DIMA. Except for the period of effectiveness, the terms of the Sub-Advisory Agreement are identical to the terms of the prior interim sub-advisory agreement that went into effect on February 5, 2007. The
Sub-Advisory Agreement will remain effective until September 30, 2008, and will continue from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors

                                       26

of the Corporation. The Board of Directors, including a majority of the non-interested Directors last approved the Sub-Advisory Agreement on September
19, 2007.

Effective February 5, 2007, DeAMi, an investment advisor registered with the US
Securities and Exchange Commission, became sub-advisor to DWS Large Cap Value
Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany,
renders investment advisory and management services to the Fund pursuant to the terms of the sub-advisory Agreement. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the sub-advisory Agreement,
DeAMi manages the investment and reinvestment of the Fund's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as Sub-Advisor to DWS Large Cap Value
Fund at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

First $1.5 billion                                                    0.2025%
Next $500 million                                                     0.1900%
Next $1 billion                                                       0.1775%
Next $1 billion                                                       0.1650%
Next $1 billion                                                       0.1525%
Thereafter                                                            0.1400%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of
DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Sub-Advisor to DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity
Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund:

Dreman Value Management, L.L.C. ("DVM" or a "Sub-Advisor"), 520 East Cooper
Avenue Suite 230-4, Aspen, Colorado 81611, is the Sub-Advisor for DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund. DVM serves as Sub-Advisor pursuant to the terms of sub-advisory agreements between it and the Advisor .
DVM was formed in April 1977 and is controlled by David Dreman. Under the terms of the sub-advisory agreements, DVM manages the investment and reinvestment of the Funds' assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as Sub-Advisor for DWS Dreman Small Cap Value Fund since January 18,
2002. DVM has served as Sub-Advisor for DWS Dreman Concentrated Value Fund and
DWS Dreman Mid Cap Value Fund since their inception. DVM has served as subadvisor for DWS Dreman High Return Equity Fund since its inception.

The Advisor currently pays DVM for its services sub-advisory fees, payable monthly, as a percentage of average daily net assets as shown below:

  Average Daily Net Assets                 DWS Dreman Concentrated Value Fund
  ------------------------                 ----------------------------------

  $0 - $250 million                                        0.400%
  Over $250 million - $1 billion                           0.390%
  Over $1 billion - $2.5 billion                           0.380%
  Over $2.5 billion                                        0.370%

  Average Daily Net Assets                   DWS Dreman Mid Cap Value Fund
  ------------------------                   -----------------------------

  $0 - $500 million                                        0.375%

                                       27

  Average Daily Net Assets                   DWS Dreman Mid Cap Value Fund
  ------------------------                   -----------------------------

  Over $500 million                                        0.340%

Average Daily Net Assets                     DWS Dreman Small Cap Value Fund
------------------------                     -------------------------------

$0 - $500 million                                         0.375%
Over $500 million                                         0.340%

DWS Dreman High Return Equity Fund

Effective October 1, 2007, pursuant to an amendment to the Fund's sub-advisory agreement approved by the Fund's Board of Trustees, the Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.250% of the Fund's average daily net assets. The sub-advisory fee is paid by the Advisor not the Fund.

Prior to October 1, 2007, the Advisor paid DVM for its services a sub-advisory fee, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------

$0 - $250 million                                           0.240%
Over $250 million - $1 billion                              0.230%
Over $1 billion - $2.5 billion                              0.224%
Over $2.5 billion - $5 billion                              0.218%
Over $5 billion - $7.5 billion                              0.208%
Over $7.5 billion - $10 billion                             0.205%
Over $10 billion - $12.5 billion                            0.202%
Over $12.5 billion                                          0.198%

The sub-advisory agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of
DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreements.

The sub-advisory agreements with DVM were last approved on September 19, 2007 and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of a Fund, or (b) by a majority of the outstanding voting securities of a Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of a Fund or by a vote of a majority of the outstanding securities of a Fund, and will terminate automatically upon assignment or upon termination of each Fund's investment management agreement.
DVM may terminate the sub-advisory agreement for a Fund at any time upon 90 days' written notice to the Advisor.

The sub-advisory fees paid by the Advisor for each Fund's last three fiscal years are shown in the table below.

Fund                                               Fiscal 2007          Fiscal 2006          Fiscal 2005
----                                               -----------          -----------          -----------

DWS Dreman Concentrated Value Fund*                  $265,674             $181,538              $19,892

                                       28

Fund                                               Fiscal 2007          Fiscal 2006          Fiscal 2005
----                                               -----------          -----------          -----------

DWS Dreman High Return Equity Fund                $18,386,793          $16,484,701          $13,700,258
DWS Dreman Mid Cap Value Fund*                       $242,306              $66,599               $5,036
DWS Dreman Small Cap Value Fund                    $6,685,225           $4,179,274           $3,077,159

*        DWS Dreman Concentrated Value Fund commenced operations on June 1,
         2005. DWS Dreman Mid Cap Value Fund commenced operations on August 1,
         2005.

Compensation of Portfolio Managers

DWS Large Cap Value Fund. Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary. o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of
         all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate
         Morningstar and Lipper peer group universes and/or benchmark index(es)
         with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.
o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

                                       29

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund, and DWS Dreman Small Cap Value Fund. The Funds have been advised that the Sub-Advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Sub-Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-Advisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to each Fund's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-Advisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-Advisor's profit sharing plan, a defined contribution plan that allows the Sub-Advisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The
Sub-Advisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-Advisor's profit sharing plan vest over a specified term. Finally all employees of the Sub-Advisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

Relative ranking of each Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. Each Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

Relative performance of each Fund's performance against the pre-determined indices for the product strategy against which each Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to each Fund's benchmark index.

Performance of each Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective.
This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o        Ability to work well with other members of the investment professional team and mentor junior members.

o        Contributions to the organizational overall success with new product strategies.

                                       30

o        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                                                         Dollar Range of
Name of Portfolio Manager                  DWS Large Cap Value Fund                 All DWS Fund Shares Owned
-------------------------                  ------------------------                 -------------------------

Thomas Schuessler                                     $0                                $50,001-$100,000

                                         DWS Dreman
                                    Concentrated Value      DWS Dreman High    DWS Dreman Mid Cap    DWS Dreman Small
Name of Portfolio Manager                   Fund          Return Equity Fund       Value Fund         Cap Value Fund
-------------------------                   ----          ------------------       ----------         --------------

David N. Dreman                              $0             Over $1,000,000            $0                   $0
F. James Hutchinson                          $0                   $0                   $0                  N/A
E. Clifton Hoover                            $0                   $0                   N/A                  $0
Mark Roach                                  N/A                   N/A                  $0                   $0

Conflicts of Interest

DWS Large Cap Value Fund. In addition to managing the assets of each Fund, each
Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

DWS Large Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with           Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

Thomas Schuessler                          1             $273,547,517                0                     0

                                       31

DWS Large Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------

Thomas Schuessler                         0                   0                      0                     0

DWS Large Cap Value Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------          --------------          --------                 ---          ------------------

Thomas Schuessler                         2             $6,500,000,000               1             $1,200,000,000

DWS Dreman Concentrated Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of     Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

David N. Dreman                           21            $15,900,000,000              0                    $0
F. James Hutchinson                       15            $14,500,000,000              0                    $0
E. Clifton Hoover                          8            $11,800,000,000              0                    $0

DWS Dreman High Return Equity Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of     Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

David N. Dreman                           21            $7,600,000,000               0                    $0
F. James Hutchinson                       15            $6,300,000,000               0                    $0
E. Clifton Hoover                          8            $3,500,000,000               0                    $0

                                       32

DWS Dreman Mid Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of       Total Assets of     Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

David N. Dreman                           21            $15,900,000,000              0                    $0
F. James Hutchinson                        8            $11,800,000,000              0                    $0
Mark Roach                                12            $3,300,000,000               0                    $0

DWS Dreman Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

David N. Dreman                           21            $13,900,000,000              0                    $0
E. Clifton Hoover                         15            $12,500,000,000              0                    $0
Mark Roach                                12            $1,300,000,000               0                    $0

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                               Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------

David N. Dreman                           9           $409,000,000                   4              $57,900,000
F. James Hutchinson                       0                $0                        0                  $0
E. Clifton Hoover                         0                $0                        0                  $0
Mark Roach                                0                $0                        0                  $0

                                       33

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based    Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                 Fee             Fee Accounts
-------------------------          --------------          --------                 ---             ------------

David N. Dreman                       205            $2,700,000,000                  0                   $0
F. James Hutchinson                    0                   $0                        0                   $0
E. Clifton Hoover                     186            $2,600,000,000                  0                   $0
Mark Roach                             19             $109,000,000                   0                   $0

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund, and DWS Dreman Small Cap Value Fund. The Sub-Advisor
manages clients' accounts using a contrarian value investment strategy. For both its strategies the Sub-Advisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the Sub-Advisor aggregates its trades and allocates the trades to all clients'
accounts in an equitable manner. The Sub-Advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the
Sub-Advisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Sub-Advisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the
Fund are generally aggregated with trades done for its regular client accounts.

The Sub-Advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Large Cap Value Fund. In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased

                                       34

         or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Funds, the Advisor, the Sub-Advisors and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Sub-Advisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and the Sub-Advisors' Codes of Ethics
contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process of the Advisor. Exceptions to these and other provisions of the
Advisors, DeAMi and DVM's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                       35

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the Securities and Exchange
Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS
Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by
DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and
Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as Financial Industry Regulatory Authority
("FINRA")) announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder
Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.)
settled administrative proceedings regarding

                                       36

disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Effective April 25, 2007, DWS Large Cap Value Fund entered into an administrative services agreement with the Advisor (the "Administrative Services
Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets. For the period from April 25, 2007 through November 30, 2007, the
Advisor received an administration fee of $1,113,738.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets;

                                       37

reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services
Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Distributor

Pursuant to separate Underwriting and Distribution Services Agreements (each a
"Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South
Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of each Fund, as applicable, and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for each Fund, dated April 5, 2002, was last approved by the Directors on
September 19, 2007 and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution
Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each
Fund or by DWS-SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.
The provisions concerning continuation, amendment and termination of a
Distribution Agreement are on a series by series and class-by-class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares,"
DWS-SDI retains any sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares.
DWS-SDI receives no compensation from the Funds as principal underwriter for
Class A and Institutional shares, except as described below. DWS-SDI receives compensation from the Funds as principal underwriter for Class B, Class C and
Class R shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of
Class A, Class B, Class C and Class R shareholders, as applicable, under a
Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. The
Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the
Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon 60 days' notice. Termination with respect to the Class A, B,
C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a
"majority of the outstanding voting securities," as defined under the 1940 Act, of the Class A, B, C or R shares. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of
Directors in the manner described above with respect to the continuation of the
Services Agreement.

                                       38

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan section, DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1 Distribution Plan") that provides for fees payable as an expense of the Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to a plan adopted under Rule
12b-1, shareholder and administrative services are provided to the applicable
Fund on behalf of its Class A, B, C and R shareholders under each Fund's
Services Agreement with DWS-SDI (each a "Rule 12b-1 Service Plan"). Because
12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution Plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Service Plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for Class B, Class C and Class
R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the
Fund. Similarly, the Services Agreement is approved and reviewed separately for
Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Funds to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Funds will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the
Funds to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Funds. In connection with Class B shares, for example, if shares of the Funds were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Funds' shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year
6 prior to conversion of the investment to Class A shares). As a result, if
DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

                                       39

Class B, Class C and Class R Shares

Distribution Services. For its services under the Distribution Agreement,
DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the
Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI generally advances to firms the first year distribution fee at a rate of 0.75%
of the purchase price of Class C shares. However, DWS-SDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from
DWS Dreman High Return Equity Fund under its Rule 12b-1 Distribution Plan, payable monthly, at an annual rate of 0.25% of average daily net assets attributable to Class R sales.

Class A, Class B, Class C and Class R Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Service
Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares, as applicable.

With respect to Class A and R Shares of a Fund, as applicable, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class
A and Class R Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI generally advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. However, DWS-SDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP,
Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm.
Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each
Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                       40

                                               -----------------------------------------------
                                                 12b-1 Compensation to Underwriter for the
                                                Twelve-Month Period Ended September 30, 2007
                                               -------------- -------------- -----------------

                                                   12b-1          12b-1           12b-1
                                               Distribution    Shareholder     Compensation
                                                   Fees       Services Fees   Paid to Firms
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman  Concentrated  Value  Class A       $0             $117,720       $117,286
Fund
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $20,544        $4,489         $22,473
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $112,152       $35,684        $206,117
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman High  Return  Equity  Class A       $0             $14,272,283    $0
Fund
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $5,206,993     $1,703,267     $2,753,378
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $8,404,378     $2,699,182     $12,775,521
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class R       $81,573        $52,392        $155,104
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman Mid Cap Value Fund    Class A       $0             $76,485        $76,584
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $22,166        $6,977         $48,317
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $97,896        $29,396        $211,751
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman Small Cap Value Fund  Class A       $1,195         $3,061,584     $853
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $827,145       $269,175       $473,399
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $2,081,577     $658,996       $3,050,156
-------------------------------- ------------- -------------- -------------- -----------------
DWS Large Cap Value Fund         Class A       $344           $826,428       $784,857
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $258,666       $84,681        $109,498
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $254,988       $82,334        $350,639
-------------------------------- ------------- -------------- -------------- -----------------

                                               ------------------------------------------------------------------------
                                                        Other Expenses Paid by Underwriter for the
                                                       Twelve-Month Period Ended September 30, 2007
                                               --------------- -------------- ------------- -------------- ------------
                                                Advertising,
                                                   Sales,
                                                 Literature
                                                    and                        Marketing
                                                Promotional     Prospectus     and Sales     Postage and     Imputed
                                                 Materials       Printing       Expenses       Mailing      Interest
---------------------------------------------------------------------------------------------------------------------
DWS Dreman  Concentrated  Value  Class A       $133,878        $11,063        $29,875       $8,684         $0
Fund
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $2,719          $231           $581          $178           $2,876
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $24,908         $2,104         $5,371        $1,494         $0
---------------------------------------------------------------------------------------------------------------------
DWS Dreman High  Return  Equity  Class A       $5,586,855      $477,513       $1,244,588    $386,758       $0
Fund
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $231,500        $19,548        $50,509       $15,142        $4,193,940
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $1,073,246      $91,025        $234,135      $70,492        $0
---------------------------------------------------------------------------------------------------------------------
                                 Class R       $99,689         $8,572         $22,274       $7,252         $0
---------------------------------------------------------------------------------------------------------------------
DWS Dreman Mid Cap Value Fund    Class A       $131,482        $11,725        $27,692       $9,629         $0
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $5,662          $493           $1,219        $435           $3,890
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $56,798         $5,081         $12,223       $4,283         $0
---------------------------------------------------------------------------------------------------------------------
DWS Dreman Small Cap Value Fund  Class A       $3,721,713      $314,965       $796,192      $249,304       $0
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $63,123         $5,048         $13,969       $3,632         $728,439
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $614,034        $49,530        $134,436      $33,882        $0
---------------------------------------------------------------------------------------------------------------------
DWS Large Cap Value Fund         Class A       $253,462        $21,604        $55,334       $16,811        $0
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $5,731          $451           $1,243        $394           $177,900
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $19,493         $1,681         $4,172        $1,306         $0
---------------------------------------------------------------------------------------------------------------------

                                       41

The following table shows the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms, and the amount of underwriting commissions retained by
DWS-SDI.

                                                                                                          Aggregate
                                                 Aggregate       Aggregate    Aggregate Commissions      Commissions
                                                   Sales        Commissions    Paid to Affiliated       Retained by
Fund                             Fiscal Year    Commissions    Paid to Firms          Firms                DWS-SDI
----                             -----------    -----------    -------------          -----                -------

DWS Large Cap
Value Fund
                                    2007           $63,000         $40,000                $12,000             $11,000
                                    2006           $72,000         $53,000                 $7,000             $12,000
                                    2005          $121,000         $77,000                $16,000             $28,000

DWS Concentrated
Value Fund
                                    2007           $26,000          $9,000                     $0             $17,000
                                    2006           $36,000         $14,000                     $0             $22,000
                                    2005           $31,000          $8,000                 $1,000             $22,000

DWS Dreman High Return Equity
Fund
                                    2007        $1,178,000        $682,000                $40,000            $456,000
                                    2006        $1,498,000        $781,000                $30,000            $687,000
                                    2005        $1,613,000        $813,000                $65,000            $735,000

DWS Dreman Mid Cap
Value Fund
                                    2007           $68,000         $21,000                 $2,000             $45,000
                                    2006           $41,000         $10,000                 $1,000             $30,000
                                    2005            $7,000          $1,000                     $0              $6,000

DWS Dreman Small Cap Value Fund
                                    2007           $68,000         $21,000                 $2,000             $45,000
                                    2006          $387,000        $173,000                 $7,000            $207,000
                                    2005          $288,000        $146,000                 $9,000            $133,000

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place,
Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Currently, DWS-SFAC receives no fee for its services to DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
Fund; however, subject to Board approval, DWS-SFAC may seek payment for its services under this agreement in the future. DWS-SFAC receives the following annual fee from both DWS Dreman Concentrated Value Fund and DWS Dreman Mid Cap
Value Fund: 0.025% of the first $150 million of average daily net assets,
0.0075% on the next $850 million, and 0.0045% over $1 billion plus holding and transaction charges for this service. The amount s charged to the Funds for the fiscal years ended November 30, 2007 and November 30, 2006 was:

                                       42

Fund                                                           Amount Charged                  Amount Waived
----                                                           --------------                  -------------
                                         2007                       2006
                                         ----                       ----

DWS Dreman Concentrated Value          $81,598                         $99,826                              $0
Fund

DWS Dreman Mid Cap Value Fund         $105,295                        $134,211                         $62,999

Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement.
The cost and expenses of such delegation are borne by DWS-SFAC, not by the
Funds.

Custodian

Each Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Directors pursuant to Rule
17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the
Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

SSB, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Custodian fees may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Corporation ("DWS-SISC" or "Transfer Agent"),
210 W. 10th Street, Kansas City, MO , a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. DWS-SISC also serves as shareholder servicing agent for each Fund.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October 2006, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

DWS-SISC is the Transfer Agent for all classes of all DWS funds.

                                       43

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and its Independent Directors.

Independent Registered Public Accounting Firm

The Financial Statements of each Fund are incorporated by reference in this
Statement of Additional Information in reliance on the reports of Ernst & Young
LLP, independent registered public accounting firm, 200 Clarendon Street,
Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy

                                       44

regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a
Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory

                                       45

reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:

DWS Large Cap Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $2,936,872 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,037,858 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,401,727 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

 Bank of New York Mellon Corp.                                                          $33,296
 Prudential Financial Inc.                                                              $29,117
 JP Morgan Chas & Co.                                                                   $23,722

DWS Dreman Concentrated Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $48,846in commissions. For the fiscal year ended November 30,
2006, the Fund paid $21,210 in commissions. For the fiscal year ended November
30, 2005, the Fund paid $8,024 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

Washington Mutual Inc.                                                                   $2,428
Bank of America Corp.                                                                    $3,395
Wachovia Corp.                                                                           $2,989

DWS Dreman High Return Equity Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,783,445 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $3,735,553 in commissions. For the fiscal year ended
November 30, 2005, the Fund paid $1,336,370 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

Washington Mutual Inc.                                                                  $257,704

                                       46

                                                                            Value of Securities Owned as of
                                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

PNC Financial Services Group                                                            $231,187
Bank of America Corp.                                                                   $331,977
JP Morgan Chase & Co.                                                                    $24,113
US Bancorp                                                                              $138,778
Wachovia Corp.                                                                          $362,959

DWS Dreman Mid Cap Value Fund: For the fiscal year ended November 30, 2007, the
Fund paid $99,950.41 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $23,086 in commissions. For the fiscal year ended November
30, 2005, the Fund paid $4,977 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

Comerica, Inc.                                                                          $1,250
Marshall & Ilsley Corp.                                                                   $876

DWS Dreman Small Cap Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,098,169 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,666,993 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,668,544 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

Waddell & Reed Financial, Inc.                                                          $10,063
Stancorp Financial Group, Inc.                                                          $13,903
Apollo Investment Corp.                                                                 $14,864

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows
(fiscal years ended):

                                                      November 30, 2007               November 30, 2006
                                                      -----------------               -----------------

DWS Large Cap Value Fund                                     86%                             76%
DWS Dreman Concentrated Value Fund                           58%                             38%
DWS Dreman High Return Equity Fund                           27%                             32%

                                       47

                                                      November 30, 2007               November 30, 2006
                                                      -----------------               -----------------

DWS Dreman Mid Cap Value Fund                                82%                             34%
DWS Dreman Small Cap Value Fund                              60%                             48%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund
(including applicable sales charge) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares.
Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a
Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized

                                       48

designees and accepted by a Fund. Further, if purchases or redemptions of a
Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder
Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories--"Core," "Strategic," "Satellite" or "Non-CSS"-taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;

o        The Fund's Morningstar rating;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core,
Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for
Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS
Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written

                                       49

confirmations. During periods when it is difficult to contact the Shareholder
Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House
Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800)
621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds'
prospectuses.

                                       50

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, DWS-SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of DWS
Dreman High Return Equity Fund sold.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by
DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules up to the following amounts:

               Compensation Schedule #1:                          Compensation Schedule #2:
        Retail Sales and DWS Scudder Flex Plan(1)              DWS Scudder Retirement Plans(2)
        -----------------------------------------              -------------------------------
            Amount of             As a Percentage of Net     Amount of      As a Percentage of Net
           Shares Sold                  Asset Value         Shares Sold           Asset Value
           -----------                  -----------         -----------           -----------

$1 million to $3 million                   1.00%          Over $3 million         0.00%-0.50%
Over $3 million to $50 million             0.50%                 --                     --
Over $50 million                           0.25%                 --                     --

                Compensation Schedule #3:
                DWS Scudder Choice Plan(3)
                --------------------------
            Amount of                As a Percentage of
           Shares Sold                Net Asset Value
           -----------                ---------------

All Amounts                                1.00%

(1)      For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares --
         Combined Purchases," including purchases pursuant to the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2)      Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

                                       51

(3)      DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased.
DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of
0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with
DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

                                       52

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities

                                       53

Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

                                       54

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price*      Net Asset Value**        Offering Price
------------------                           --------------       ---------------          --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                .00***                  .00***               ****

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

***      Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. A Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

                                       55

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class
A shares of DWS Funds that bear a sales charge made by any purchaser within a
24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI.
The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described above, employer sponsored employee benefit plans using the
Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as
"DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or DWS mutual funds;

(b)      an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a Sub-Advisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)      certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

                                       56

(g)      unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain investment advisors registered under the Investment
         Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)      employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October
         1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m)      a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
         ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS
         Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in

                                       57

accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds'
Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class
C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the
Funds' Prospectuses.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and
"DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice
Plans.

a.       Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after
         October 1, 2003. Orders to purchase Class B shares for a DWS Scudder
         Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in
         Class A shares at net asset value when the combined subaccount value in
         DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b.       Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c.       Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing
         Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability determination must be made by investors with the assistance of their financial representative.

                                       58

Purchase of Institutional Class and Class R Shares. Class R shares are only available for DWS Dreman High Return Equity Fund. Information on how to buy
Institutional Class and Class R shares is set forth in the section entitled
"Buying and Selling Shares" in the Funds' prospectuses. The following supplements that information. Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. The minimum initial investment for Institutional Class
Shares is $1,000,000. The minimum initial investment for Institutional Class shares may be waived in certain circumstances. These minimum amounts may be changed at any time in management's discretion.

Investors may invest in Class R shares through certain retirement and other plans. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25%
distribution fee and 0.25% shareholder service fee). Employer-sponsored retirement plans include: all Section 401(a) and 457 plans, certain Section
403(b)(7) plans; 401 (k) profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans.

You may buy Class R shares if you are a participant in any of the following types of employer sponsored plans that offer R shares of the fund:

o         All section 401(a) and 457 plans

o        Certain section 403(b)(7) plans

o        401(k), profit sharing, money purchase pension and defined benefit plans

o        Non-qualified deferred compensation plans

DWS Dreman High Return Equity Fund's transfer agent monitors transactions in
Class R shares to help to ensure that investors purchasing Class R shares meet the above eligibility requirements. If the transfer agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by the fund or as part of its ongoing monitoring, the transfer agent may take corrective action up to and including canceling the purchase order or redeeming the account.

Investors who establish shareholder accounts directly with a Fund's transfer agent should submit purchase and redemption orders as described in the prospectuses. Additionally, the Funds have authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares, as applicable, for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf.
Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Funds'
transfer agent.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum of $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the

                                       59

shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request.
The Funds may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B,
C or R shares there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the
Advisor. There is no minimum subsequent investment required for Institutional
Class Shares.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a Sub-Advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement
Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money
Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.
These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund.
For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to a Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

                                       60

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from their account for any designated amount of $50 or more. Shareholders may

                                       61

designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)      redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d)      redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social
         Security Administration);

(e)      redemptions under the Fund's Automatic Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account;

                                       62

(f)      redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g)      redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)      for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i)      for redemptions to satisfy required minimum distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(j)      in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with
         DWS-SDI and its affiliates: (1) to satisfy participant loan advances
         (note that loan repayments constitute new purchases for purposes of the
         CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5)
         in connection with direct "roll over" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)      redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l)      redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund
(other than Class A shares of the money funds purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund. A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase
Privilege (see "Purchase, Repurchase and Redemption of Shares - Initial Sales
Charge Alternative - Class A Shares") or Class B shares or Class C shares incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B or Class C shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund.
Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the sharing being purchased. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In

                                       63

addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund
--Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund
-- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund
Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund,
Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust
and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money
Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually and DWS Large Cap Value Fund, DWS

                                       64

Dreman Concentrated Value Fund and DWS Dreman High Return Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December each year. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.        To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                                       65

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the
United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the
IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.).

Each Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

For federal income tax purposes, distributions of investment company taxable income (as such is defined in the Code) are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are determined by how long the applicable Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains derived from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects

                                       66

to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from certain foreign corporations.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.
Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable
US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level
US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

                                       67

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the
US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty)
on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a
Fund to non-US persons. Effective for taxable years of a Fund before January 1,
2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using

                                       68

matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a
Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members and
Officers of the Funds as of March 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche
Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board
Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

The following individuals hold the same position with the Fund and the
Corporation.

                                       69

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         Consultant, World Bank/Inter-American Development Bank;                 59
Chairperson since 2007, and    formerly, Project Leader, International Institute for Applied
Board Member, 2002-present     Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                               Group, Inc. (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              59
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company);
                               Stockwell Capital Investments PLC (private equity). Former
                               Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                               Bank
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                59
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              59
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  John
                               B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                               Youbet.com (online wagering platform); Alberto-Culver Company
                               (manufactures, distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             59
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2001);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Chief Administrative Officer, Diamond Management & Technology           59
Board Member, 2004-present     Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                               (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                               of Metropolitan Chicago. Formerly Trustee, Ravinia Festival
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           59
Board Member, 1995-present     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------

                                       70

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting          62
Board Member, 2004-present     firm) (1983 to present). Formerly, Trustee of New York Board
                               DWS Funds.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Corporation and Length of      Principal Occupation(s) During Past 5 Years and
Time Served(1)                 Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director (3), Deutsche Asset Management (2006-present); President of
President, 2006-present        DWS family of funds; Director, ICI Mutual Insurance Company (since October
                               2007); formerly, Director of Fund Board Relations (2004-2006) and Director of
                               Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                               President Operations, Merrill Lynch Asset Management (1999-2000)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management
Vice President 2008 -
present, Secretary,
2001-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present        Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,           New York Life Investment Management LLC (2003-2005); legal associate, Lord,
2005-present                   Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,           Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Paul Antosca(5)                Director(3), Deutsche Asset Management (since 2006); formerly, Vice President,
(1957)                         The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-----------------------------------------------------------------------------------------------------------------
Jack Clark (5) (1967)          Director(3), Deutsche Asset Management (since 2007); formerly, Vice President,
Assistant Treasurer,           State Street Corporation (2002-2007)
2008-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3),Deutsche Asset Management
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Diane Kenneally(5) (1966)      Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present
-----------------------------------------------------------------------------------------------------------------

                                       71

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Corporation and Length of      Principal Occupation(s) During Past 5 Years and
Time Served(1)                 Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)        Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering          Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,            Operations Manager for AXA Financial (1999-2004)
2007-present
-----------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,      Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
2006-present                   The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                               (1984-1988)
-----------------------------------------------------------------------------------------------------------------

(1)      Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the
Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full
Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair),
Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8)
meetings during calendar year 2007.

                                       72

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines.
The members of the Nominating and Governance Committee are Shirley D. Peterson
(Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the
Corporation. The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman
(Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H.
Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W.
Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and
William McClayton (alternate). The Valuation Committee held one (1) meeting for
DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS Dreman High
Return Equity Fund and two (2) meetings for DWS Dreman Mid Cap Value Fund and
DWS Dreman Small Cap Value Fund during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W.
Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight
Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations
Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R.
Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight
Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H.
Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent
Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Funds and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board
Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan,
the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the
Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The
Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board
Member from each Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                       73

                                                                                                     Pension or        Total
                                       Compensation   Compensation                   Compensation    Retirement     Compensation
                       Compensation        from           from       Compensation        from         Benefits     Paid to Board
                           from         DWS Dreman     DWS Dreman        from         DWS Dreman       Accrued      Member from
Name of                DWS Large Cap  Concentrated    High Return   DWS Dreman Mid    Small Cap      as Part of      DWS Fund
Board Member            Value Fund      Value Fund    Equity Fund   Cap Value Fund    Value Fund    Fund Expenses  Complex(2)(3)(4)
------------            ----------      ----------    -----------   --------------    ----------    -------------  ----------------

John W. Ballantine         $6,390         $2,050        $11,050          $1,980         $6,630         $0            $215,000
Donald L. Dunaway          $6,020         $1,930        $10,450          $1,850         $6,240         $0            $202,500
James R. Edgar(1)          $5,655         $1,825        $10,185          $1,756         $5,865         $0            $190,000
Paul K. Freeman            $7,870         $2,540        $13,647          $2,448         $8,190         $0            $265,000
Robert B. Hoffman          $5,490         $1,760         $9,560          $1,700         $5,700         $0            $185,000
William McClayton          $6,090         $1,960        $10,530          $1,890         $6,310         $0            $205,000
Shirley D. Peterson(5)     $5,560         $1,790         $9,645          $1,720         $5,780         $0            $187,500
Robert H. Wadsworth        $6,090         $1,960        $10,530          $1,890         $6,310         $0            $245,250

(1)      Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
         Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor)
         payable from the Funds to Governor Edgar are $148,538.

(2)      For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year
         2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

(3)      Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

(4)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Corporation's Governance Procedures and
Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested
Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each
Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.

                                       74

                                         Dollar Range    Dollar Range                                         Aggregate Dollar
                       Dollar Range of   of Securities   of Securities   Dollar Range     Dollar Range of   Range of Securities
                          Securities     Owned in DWS    Owned in DWS    of Securities   Securities Owned    Owned in All Funds
                         Owned in DWS    Concentrated     Dreman High    Owned in DWS      in DWS Dreman      in the DWS Fund
                       Large Cap Value       Value      Return Equity   Dreman Mid Cap    Small Cap Value   Complex Overseen by
Name of Board Member         Fund            Fund            Fund         Value Fund           Fund             Board Member
--------------------         ----            ----            ----         ----------           ----             ------------

John W. Ballantine     $10,001-$50,000   None             Over             None               None                Over $100,000
                                                          $100,000
Donald L. Dunaway*     Over $100,000    $10,001-$50,000                                       Over $100,000       Over $100,000
                                                          $50,001-$100,000 $10,001-$50,000
James R. Edgar*        None             None              Over             None               Over $100,000       Over $100,000
                                                          $100,000
Paul K. Freeman        None             None                               None               $1-$10,000          Over $100,000
                                $50,001-$100,000
Robert B. Hoffman      None             None              None             None               None                Over $100,000
William McClayton      None             None              None             None               None
                                                                                                                 $10,001-$50,000
Shirley D. Peterson    $50,001-$100,000 None              None             None                                   Over $100,000
                                                                                              $50,001-$100,000
Robert H. Wadsworth    None             None              None             None               None                Over $100,000

*         The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

                                       75

Securities Beneficially Owned

As of February 11, 2008, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of each Fund's knowledge, as of February 11, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Large Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

JENNIFER FERRARI TTEE                                        2,923,423.67                   20.64% of class A
STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD A
ROSELAND NJ  07068-1739

MORGAN STANLEY & CO.                                         1,132,177.16                   7.99% of class A
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

MORGAN STANLEY & CO.                                           74,953.94                    5.46% of class B
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                                   71,053.97                    5.18% of class B
109801250
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                214,549.58                    14.59% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                 1,363,301.84             45.43% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                 1,065,235.14             35.50% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  323,786.28              10.79% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  211,617.71              7.05% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       76

DWS Dreman Concentrated Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                                 80,895.91                    6.69% of class C
ITS CUSTOMERS
ATTN FUND ADM 9LPR8
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                  127,594.15              33.52% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   99,203.18              26.06% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

MLPF&S FOR THE SOLE BENEFIT OF                                 28,047.10              7.37% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM 9LCW6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                   26,033.26              6.84% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

DWS Dreman Mid Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                                132,944.12                    8.05% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9LS15
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                  289,023.07              37.08% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  193,480.66
CUST FBO                                                                              24.82% of Institutional class
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

GREENLEAF TRUST-MAIN OFFICE 1                                 115,361.18              14.80% of Institutional class
KALAMAZOO MI  49007-4713

STATE STREET BANK & TRUST CO                                   63,883.31              8.20% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       77

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

STATE STREET BANK & TRUST CO                                   63,122.15              8.10% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

PRUDENTIAL INVESTMENT MANAGEMENT                              261,647.61                    19.85% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
NEWARK NJ  07102-4056

CHARLES SCHWAB & CO INC                                       139,969.27                    10.62% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

ELIZABETH S DICK                                               95,299.78                    7.23% of class S
C/O E DICK SMITH
BOSTON MA  02114-4131

DWS Dreman Small Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                               3,080,619.38                   8.15% of class A
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                                  241,031.47                    9.26% of class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                               1,717,794.85                   24.51% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP5
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                                  498,537.58                    7.11% of class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                985,164.01              27.18% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM (9LEW4)
JACKSONVILLE FL  32246-6484

NAT'L FINANCIAL SERVICES CORP FOR                             633,778.22              17.48% of Institutional class
EXCL BENEFIT OUR CUSTOMERS
ATTN MUTUAL FUNDS 5TH FLOOR
NEW YORK NY  10281-1003

                                       78

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

CHARLES SCHWAB & CO INC                                      1,163,733.60                   19.00% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

PRUDENTIAL INVESTMENT MANAGEMENT                              865,503.10                    14.13% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
MAIL STOP NJ 05-11-20
NEWARK NJ  07102-4056

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman,
Hoffman and Ms. Peterson, each of whom is an independent director and was a director at the time DIMA entered into the Fund Indemnification Agreement (the
"Covered Directors"), against certain liabilities the Covered Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation, and advance expenses that may be incurred by the Covered
Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds'
Board determines that the Covered Directors ultimately would not be entitled to indemnification or (2) for any liability of the Covered Directors to the
Affected Funds or their shareholders to which the Covered Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Director's duties as a director of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the
Covered Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the
Affected Funds.

                                FUND ORGANIZATION

DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High
Return Equity Fund, DWS Mid Cap Value Fund and DWS Dreman Small Cap Value Fund
are each a series of DWS Value Series, Inc. the "Corporation"). The Corporation
was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock (with
675,000,000 designated for a class of shares not sold herein). In April 1998, the Corporation changed its name from Kemper Value Fund, Inc. to Kemper Value
Series, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to
Scudder Value Series, Inc. On February 6, 2006, Scudder Value Series, Inc.
changed its name to DWS Value Series, Inc. Also, on February 6, 2006, Scudder
Large Cap Value Fund, Scudder Dreman Concentrated Value Fund, Scudder Dreman
High Return Equity Fund, Scudder Mid Cap Value Fund and Scudder Dreman Small Cap
Value Fund changed their

                                       79

names to DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS
Dreman High Return Equity Fund, DWS Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund, respectively. Currently, Class A, Class B, Class C, Class R, Class S
and Institutional Class shares are offered by DWS Dreman High Return Equity
Fund. Class A, Class B, Class C, Institutional Class and Class S shares are offered by DWS Large Cap Value Fund, DWS Dreman Mid Cap Value Fund and DWS
Dreman Small Cap Value Fund. Currently, Class A, Class B, Class C and
Institutional Class shares are offered by DWS Dreman Concentrated Value Fund.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the
Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify
Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the
Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a
Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each
Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and

                                       80

Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

                                       81

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of DWS Large Cap
Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity
Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund,
together with the Reports of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated November 30, 2007, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of
Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS Large Cap Value Fund discussed in this
Statement of Additional Information are:

Class A: 23338F 101

Class B: 23338F 200

Class C: 23338F 309

Institutional Class: 23338F 705

DWS Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Concentrated Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 689

Class B: 23338F 671

Class C: 23338F 663

Institutional Class: 23338F 655

DWS Dreman Concentrated Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman High Return Equity Fund discussed in this Statement of Additional Information are:

Class A: 23338F 804

Class B: 23338F 887

Class C: 23338F 879

Institutional Class:  23338F 838

                                       82

Class R: 23338F 861

DWS Dreman High Return Equity Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Mid Cap Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 747

Class B: 23338F 739

Class C: 23338F 721

Institutional Class: 23338F 697

DWS Dreman Mid Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Small Cap Value Fund discussed in this Statement of Additional Information are:

Class A:  23338F 820

Class B:  23338F 812

Class C:  23338F 796

Institutional Class:  23338F 754

DWS Dreman Small Cap Value Fund has a fiscal year ending November 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                       83

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

                                       84

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                       85

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                       86

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

                                       87

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       88

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                                           Cash Reserve Fund, Inc.
    Government and Agency Securities Portfolio                   Prime Series
        DWS Government Cash Institutional Shares                     Prime Institutional Shares
        Government Cash Managed Shares                       Cash Reserves Fund Institutional
    Money Market Portfolio                                   DWS Money Market Series
        Institutional Money Market Shares                            Managed Shares
        Institutional Select Money Market Shares                     Institutional Shares
    Tax-Exempt Portfolio                                     Investors Cash Trust
        DWS Tax-Exempt Cash Institutional Shares                 Treasury Portfolio
        Tax-Exempt Cash Managed Shares                               Institutional Shares
Cash Management Fund Institutional

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information, if any, are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's
Asset Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust                         DWS Equity 500 Index Fund                 DWS Massachusetts Tax-Free Fund
    Government and Agency Securities       DWS Equity Income Fund                    DWS Micro Cap Fund
    Portfolio                              DWS Equity Partners Fund                  DWS Mid Cap Growth Fund
    Money Market Portfolio                 DWS Europe Equity Fund                    DWS Money Market Prime Series
    Tax-Exempt Portfolio                   DWS Floating Rate Plus Fund               DWS Money Market Series
Cash Management Fund Institutional         DWS Global Bond Fund                      DWS New York Tax-Free Income Fund
Cash Reserve Fund, Inc.                    DWS Global Opportunities Fund             DWS RREEF Global Real Estate Securities
    Prime Series                           DWS Global Thematic Fund                      Fund
Cash Reserves Fund Institutional           DWS GNMA Fund                             DWS RREEF Real Estate Securities Fund
Daily Assets Fund Institutional            DWS Gold & Precious Metals Fund           DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund DWS Growth & Income Fund                  DWS Short Duration Fund
DWS Balanced Fund                          DWS Health Care Fund                      DWS Short Duration Plus Fund
DWS Blue Chip Fund                         DWS High Income Fund                      DWS Short-Term Municipal Bond Fund
DWS California Tax-Free Income Fund        DWS High Income Plus Fund                 DWS Small Cap Core Fund
DWS Capital Growth Fund                    DWS Strategic High Yield Tax-Free Fund    DWS Small Cap Growth Fund
DWS Climate Change Fund                    DWS Inflation Protected Plus Fund         DWS Small Cap Value Fund
DWS Commodity Securities Fund              DWS Intermediate Tax/AMT Free Fund        DWS Strategic Government Securities Fund
DWS Communications Fund                    DWS International Fund                    DWS Strategic Income Fund
DWS Core Fixed Income Fund                 DWS International Select Equity Fund      DWS Target 2008 Fund
DWS Core Plus Allocation Fund              DWS International Value Opportunities     DWS Target 2010 Fund
DWS Core Plus Income Fund                      Fund                                  DWS Target 2011 Fund
DWS Disciplined Long/Short Growth Fund     DWS Japan Equity Fund                     DWS Target 2012 Fund
DWS Disciplined Long/Short Value Fund      DWS Large Cap Value Fund                  DWS Target 2013 Fund
DWS Disciplined Market Neutral Fund        DWS Large Company Growth Fund             DWS Target 2014 Fund
DWS Dreman Concentrated Value Fund         DWS Latin America Equity Fund             DWS Technology Fund
DWS Dreman High Return Equity Fund         DWS LifeCompass 2015 Fund                 DWS U.S. Bond Index Fund
DWS Dreman Mid Cap Value Fund              DWS LifeCompass 2020 Fund                 DWS Value Builder Fund
DWS Dreman Small Cap Value Fund            DWS LifeCompass 2030 Fund                 Investors Cash Trust
DWS EAFE(R) Equity Index Fund                DWS LifeCompass 2040 Fund                     Treasury Portfolio
DWS Emerging Markets Equity Fund           DWS LifeCompass Income Fund               NY Tax Free Money Fund
DWS Emerging Markets Fixed Income Fund     DWS LifeCompass Protect Fund              Tax Free Money Fund Investment
DWS Enhanced S&P 500 Index Fund            DWS LifeCompass Retirement Fund           Tax-Exempt California Money Market Fund
                                           DWS Lifecycle Long Range Fund
                                           DWS Managed Municipal Bond Fund

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC

                                       2

LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company

                                       3

Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

                                       4

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

April 14, 2008

                                       5

 SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Cash Reserve Fund, Inc.                                 DWS International Fund, Inc.
      Prime Series                                            DWS Emerging Markets Equity Fund
DWS Advisor Funds                                             DWS Europe Equity Fund
      DWS Core Fixed Income Fund                              DWS International Fund
      DWS High Income Plus Fund                               DWS International Value Opportunities Fund
      DWS International Select Equity Fund                    DWS Latin America Equity Fund
      DWS Lifecycle Long Range Fund                     DWS Investment Trust
      DWS Micro Cap Fund                                      DWS Capital Growth Fund
      DWS Mid Cap Growth Fund                                 DWS Growth & Income Fund
      DWS RREEF Global Real Estate Securities Fund            DWS Large Company Growth Fund
      DWS RREEF Real Estate Securities Fund                   DWS S&P 500 Index Fund
      DWS Short Duration Fund                                 DWS Small Cap Core Fund
      DWS Short Duration Plus Fund                      DWS Investors Funds, Inc.
      DWS Short-Term Municipal Bond Fund                      DWS Japan Equity Fund
      DWS Small Cap Growth Fund                         DWS Money Market Trust
      NY Tax Free Money Fund                                  DWS Money Market Series
      Tax Free Money Fund Investment                    DWS Municipal Trust
DWS Communications Fund, Inc.                                 DWS Strategic High Yield Tax-Free Fund
      DWS Communications Fund                                 DWS Managed Municipal Bond Fund
DWS Equity Partners Fund, Inc.                          DWS Mutual Funds, Inc.
      DWS Equity Partners Fund                                DWS Gold & Precious Metals Fund
DWS Global/International Fund, Inc.                     DWS Portfolio Trust
      DWS Emerging Markets Fixed Income Fund                  DWS Core Plus Income Fund
      DWS Global Bond Fund                                    DWS Floating Rate Plus Fund
      DWS Global Opportunities Fund                     DWS Securities Trust
      DWS Global Thematic Fund                                DWS Climate Change Fund
DWS Income Trust                                              DWS Health Care Fund
      DWS GNMA Fund                                           DWS Small Cap Value Fund
DWS Institutional Funds                                 DWS State Tax Free Trust
      Cash Management Fund Institutional                      DWS Massachusetts Tax-Free Fund
      Cash Reserves Fund Institutional                  DWS Target Date Series
      Daily Assets Fund Institutional                         DWS LifeCompass Retirement Fund
      DWS Commodity Securities Fund                           DWS LifeCompass 2015 Fund
      DWS EAFE Equity Index Fund                              DWS LifeCompass 2020 Fund
      DWS Equity 500 Index Fund                               DWS LifeCompass 2030 Fund
      DWS Inflation Protected Plus Fund                       DWS LifeCompass 2040 Fund
      DWS U.S. Bond Index Fund                          DWS Tax Free Trust
                                                              DWS Intermediate Tax/AMT Free Fund
                                                        DWS Value Builder Fund, Inc.
                                                              DWS Value Builder Fund
                                                        DWS Value Equity Trust
                                                              DWS Enhanced S&P 500 Index Fund
                                                              DWS Equity Income Fund

The following  replaces the relevant  disclosure with respect to the Board under
Trustees and Officers or Directors and Officers, as applicable:

                                      -1-

                           BOARD MEMBERS AND OFFICERS

The following table presents certain information  regarding the Board Members of the Funds.  Each Board Member's year of birth is set forth in parentheses  after his or her name.  Unless  otherwise  noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years,  although not  necessarily in the same capacity,  and (ii) the address of each Board  Member  that is not an  "interested  person" (as defined in the 1940
Act) of the Funds or the Advisor (each, an "Independent  Board Member"),  is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board  Member is until the election and  qualification  of a successor,  or until  such Board  Member  sooner  dies,  resigns,  is  removed or as  otherwise provided in the governing documents of the Funds.  Because the Funds do not hold an annual  meeting of  shareholders,  each Board  Member will hold office for an indeterminate  period.  The Board  Members may also serve in similar  capacities with other funds in the DWS fund complex.

Independent Board Members

---------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                    Number of Funds
 with the Funds and Length of     Business Experience and                                         in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                           Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive            135
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College; formerly,
Board Member since 1987           Partner, Palmer & Dodge (1988-1990); Vice President of
                                  Corporate Affairs and General Counsel, Filene's (1978-1988).
                                  Directorships: Trustee of 8 open-end mutual funds managed by
                                  Sun Capital Advisers, Inc. (since 2007); Director of ICI
                                  Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest
                                  Florida Community Foundation (charitable organization); Former
                                  Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                  (governance, executive committees)
---------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;                133
(1950)                            formerly, Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
---------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly, Executive Vice President and Chief Risk             135
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice President
                                  and Head of International Banking (1995-1996). Directorships:
                                  Healthways Inc. (provider of disease and care management
                                  services); Portland General Electric (utility company);
                                  Stockwell Capital Investments PLC (private equity). Former
                                  Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                  Bank
---------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation. Directorships:                135
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International. Former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting Service
---------------------------------------------------------------------------------------------------------------------

                                      -2-

---------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                    Number of Funds
 with the Funds and Length of     Business Experience and                                         in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                           Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series of         135
Board Member since                private equity funds). Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
---------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business            135
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
---------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,          135
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton Financial
1990                              Institutions Center (since July 2000); Director, Japan Equity
                                  Fund, Inc. (since September 2007), Thai Capital Fund, Inc.
                                  (since September 2007), Singapore Fund, Inc. (since September
                                  2007). Formerly, Vice Dean and Director, Wharton Undergraduate
                                  Division (July 1995-June 2000); Director, Lauder Institute of
                                  International Management Studies (July 2000-June 2006)
---------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology          135
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                                  (accounting) (1966-2001). Directorship: Board of Managers,
                                  YMCA of Metropolitan Chicago. Formerly Trustee, Ravinia
                                  Festival
---------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable              135
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994 to
1995                              present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice
                                  President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end             135
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998). Formerly, Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired. Formerly, Consultant (1997-2001); Director, US                135
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc. Former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
---------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting          138
Board Member since 1999           firm) (1983 to present).
---------------------------------------------------------------------------------------------------------------------

                                      -3-

Interested Board Member

---------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                    Number of Funds
 with the Funds and Length of     Business Experience and                                         in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                           Complex Overseen
---------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of             135
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly, board member of DWS Investments, Germany
 2006                             (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank
                                  in Germany (1997-1999); formerly, various strategic and
                                  operational positions for Deutsche Bank Germany Retail and
                                  Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates
                                  (1989-1996)
---------------------------------------------------------------------------------------------------------------------

Officers(6)

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Funds and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of DWS
 President, 2006-present          family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                  formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                                  Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                  Operations, Merrill Lynch Asset Management (1999-2000)
----------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
----------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly,
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
 2004-present                     Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
----------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
----------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly,
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
----------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly, Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly, Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------

                                      -4-

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Funds and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
----------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering            Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
 Compliance Officer,              Operations Manager for AXA Financial (1999-2004)
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                                  (1984-1988)
----------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly, Director, Senior
 (1951)                           Vice President, General Counsel, and Assistant Secretary, Hansberger Global
 Chief Legal Officer,             Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005)(2006-2009)
----------------------------------------------------------------------------------------------------------------------

(1)  The length of time  served  represents  the year in which the Board  Member joined the board of one or more DWS funds currently overseen by the Board.

(2)  Represents the year in which Ms. Driscoll was first  appointed  Chairperson of certain DWS funds.

(3)  A publicly held company with securities  registered  pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)  The mailing address of Axel Schwarzer is c/o Deutsche Investment Management
     Americas Inc., 345 Park Avenue,  New York, New York 10154. Mr. Schwarzer is
     an interested  Board Member by virtue of his positions  with Deutsche Asset
     Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)  Executive title, not a board directorship.

(6)  As a result of their  respective  positions  held with the  Advisor,  these individuals are considered  "interested  persons" of the Advisor within the meaning of the 1940 Act.  Interested  persons receive no compensation  from the Funds.

(7)  The length of time  served  represents  the year in which the  officer  was first elected in such capacity for one or more DWS funds.

(8)  Address: 345 Park Avenue, New York, New York 10154.

(9)  Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the Advisor.

                                      -5-

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Funds manage its day-to-day operations under the direction of the Board. The primary  responsibility  of the
Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees.  The Board has established the following standing  committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee,  Fixed-Income and Quant Oversight Committee,  Marketing and
Shareholder Services Committee,  and Operations  Committee.  For each committee, the  Board  has  adopted  a  written  charter  setting  forth  each  committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members,  assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements,  (2) the Funds' accounting and financial  reporting  policies and  procedures,  (3) the Funds'  compliance with legal and regulatory  requirements related to accounting and financial reporting and (4) the  qualifications,  independence  and  performance of the  independent registered public accounting firm for the Funds. It also approves and recommends to the  Board the  appointment,  retention  or  termination  of the  independent registered public accounting firm for the Funds,  reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Funds'  accounting and financial  reporting  practices,  and performs such other tasks as the full Board deems  necessary  or  appropriate.  The Audit  Committee
receives  annual   representations   from  the  independent   registered  public
accounting firm as to its  independence.  The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P.  Becton,  Jr.,  Keith R. Fox and  William  N.  Searcy,  Jr.  During the
calendar  year  2007,  the Audit  Committee  of the  Funds'  Board held nine (9)
meetings.

Nominating and Governance  Committee:  The Nominating and Governance  Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board,  nominates  officers,  board and committee chairs, vice chairs and committee  members,  and oversees the  operations  of the Board.  The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions.  Shareholders  may recommend  candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie  Driscoll,  P.O. Box 100176,  Cape Coral, FL 33904. The members of the  Nominating  and  Governance  Committee  are Henry P. Becton,  Jr.  (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate  Governance Committee of the Funds'
Board performed similar functions and held three (3) meetings.

Contract  Committee:   The  Contract  Committee,   which  consists  entirely  of
Independent Board Members,  reviews at least annually,  (a) the Funds' financial arrangements  with DIMA and its  affiliates,  and (b) the Funds' expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair),  Keith R.
Fox (Vice Chair),  Henry P. Becton,  Jr., Richard J. Herring,  William McClayton
and Jean Gleason Stromberg.

Equity  Oversight   Committee:   The  Equity  Oversight  Committee  reviews  the
investment  operations of those Funds that primarily invest in equity securities
(except for those funds managed by a quantitative  investment team). The members of the  Equity  Oversight  Committee  are John W.  Ballantine  (Chair),  William
McClayton (Vice Chair),  Henry P. Becton,  Jr., Keith R. Fox, Richard J. Herring
and  Rebecca W.  Rimel.  During the  calendar  year 2007,  the Equity  Oversight
Committee  of the Funds'  Board  performed  similar  functions  and held six (6)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair),  Dawn-Marie Driscoll,  Paul K.
Freeman,  Kenneth C. Froewiss and Robert H. Wadsworth.  During the calendar year
2007, the Fixed-Income Oversight Committee of the Funds' Board performed similar functions and held six (6) meetings.

                                      -6-

Marketing and  Shareholder  Services  Committee:  The Marketing and  Shareholder
Services  Committee  reviews the Funds' marketing  program,  sales practices and
literature  and  shareholder   services.   The  members  of  the  Marketing  and
Shareholder  Services  Committee  are  Richard J.  Herring  (Chair),  Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and   Robert   H.    Wadsworth.    During   the   calendar   year   2007,    the
Marketing/Distribution/Shareholder   Service   Committee  of  the  Funds'  Board
performed similar functions and held seven (7) meetings.

The Operations  Committee:  The Operations  Committee reviews the administrative operations,  legal  affairs and  general  compliance  matters of the Funds.  The
Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio  transactions,  custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and  securities  and such  other  tasks as the full  Board  deems  necessary  or appropriate.  The Operations Committee also oversees the valuation of the Funds'
securities and other assets and  determines,  as needed,  the fair value of Fund securities  or other  assets  under  certain  circumstances  as described in the
Funds' Valuation Procedures.  The Operations Committee has appointed a Valuation
Sub-Committee,  which may make  determinations  of fair value  required when the
Operations  Committee is not in session. The members of the Operations Committee are  Paul  K.  Freeman  (Chair),  Dawn-Marie  Driscoll  (Vice  Chair),  John  W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation  Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine,  Dawn-Marie  Driscoll  (Alternate),  Paul  K.  Freeman  (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate).  During the
calendar  year  2007,  the  Expenses/Operations  Committee,  which held nine (9)
meetings, and Valuation Committee,  which held six (6) meetings,  except for DWS
High  Income  Plus  Fund,  DWS  Communications  Fund,  DWS  International  Value
Opportunities  Fund,  DWS Growth & Income Fund and DWS Climate Change Fund which held seven (7)  meetings,  DWS RREEF  Global Real Estate  Securities  Fund,  DWS
Global Thematic Fund, DWS Emerging Markets Equity Fund and DWS Japan Equity Fund
which held eight (8) meetings, DWS Gold & Precious Metals Fund which held eleven
(11) meetings and DWS Global Opportunities Fund which held twelve (12) meetings, performed similar functions.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board  may also form ad hoc  committees  to  consider  specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Board Member for travel time to meetings,  attendance at directors'  educational
seminars  or  conferences,   service  on  industry  or  association  committees,
participation  as speakers at directors'  conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee  benefits such as pension or retirement  benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management  ("DeAM") or its affiliates receive no direct compensation from the  Funds,  although  they are  compensated  as  employees  of  Deutsche  Asset
Management,  or its affiliates,  and as a result may be deemed to participate in fees paid by the Funds.  The following tables show  compensation  from the Funds and  aggregate  compensation  from  all of the  funds  in the DWS  fund  complex received by each  Independent  Board Member during the calendar  year 2007.  Mr.
Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

--------------------------------------------------------------------------------------------------------------------
                                                       Aggregate Compensation from Fund
                           -----------------------------------------------------------------------------------------
                            Cash Management Fund    Cash Reserve Fund,      Cash Reserves       Daily Assets Fund
Name of Board Member           Institutional        Inc. - Prime Series   Fund Institutional      Institutional
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   $0                        $0                  $0                    $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                $83                    $3,031                 $83                $9,271
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                 $83                    $3,795                 $83               $11,630
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                        $83                    $3,033                 $83                $9,352
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      $0                        $0                  $0                    $0
--------------------------------------------------------------------------------------------------------------------

                                      -7-

--------------------------------------------------------------------------------------------------------------------
                                                       Aggregate Compensation from Fund
                           -----------------------------------------------------------------------------------------
                            Cash Management Fund    Cash Reserve Fund,      Cash Reserves       Daily Assets Fund
Name of Board Member           Institutional        Inc. - Prime Series   Fund Institutional      Institutional
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                 $83                    $2,987                 $83                $9,215
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                  $83                    $2,871                 $83                $8,947
--------------------------------------------------------------------------------------------------------------------
William McClayton                    $0                        $0                  $0                    $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                    $83                    $2,795                 $83                $8,718
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.              $83                    $2,987                 $83                $9,215
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg              $83                    $2,795                 $83                $8,667
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  $0                        $0                  $0                    $0
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       Aggregate Compensation from Fund
                           ------------------------------------------------------------------------------------------
                                DWS Capital            DWS Climate          DWS Commodity              DWS
Name of Board Member            Growth Fund            Change Fund         Securities Fund     Communications Fund
---------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   $0                      $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.             $4,233                      $0                   $642                  $865
---------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll              $5,313                      $0                   $804                $1,088
---------------------------------------------------------------------------------------------------------------------
Keith R. Fox                     $4,265                      $0                   $647                  $872
---------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      $0                      $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss              $4,202                      $0                   $638                  $859
---------------------------------------------------------------------------------------------------------------------
Richard J. Herring               $4,095                      $0                   $621                  $838
---------------------------------------------------------------------------------------------------------------------
William McClayton                    $0                      $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                 $3,990                      $0                   $605                  $817
---------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.           $4,202                      $0                   $638                  $859
---------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg           $3,969                      $0                   $602                  $812
---------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  $0                      $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       Aggregate Compensation from Fund
                           ------------------------------------------------------------------------------------------
                              DWS Core Fixed     DWS Core Plus Income  DWS EAFE Equity Index   DWS Emerging Markets
Name of Board Member           Income Fund               Fund                   Fund               Equity Fund
---------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $0                      $0                    $0                    $0
---------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.              $3,497                  $1,503                $1,033                  $800
---------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll               $4,395                  $1,887                $1,299                $1,006
---------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      $3,525                  $1,515                $1,042                  $806
---------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $0                      $0                    $0                    $0
---------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               $3,472                  $1,492                $1,027                  $794
---------------------------------------------------------------------------------------------------------------------
Richard J. Herring                $3,381                  $1,454                  $999                  $775
---------------------------------------------------------------------------------------------------------------------
William McClayton                     $0                      $0                    $0                    $0
---------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  $3,294                  $1,417                  $973                  $755
---------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            $3,472                  $1,492                $1,027                  $794
---------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            $3,276                  $1,410                  $968                  $750
---------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $0                      $0                    $0                    $0
---------------------------------------------------------------------------------------------------------------------

                                      -8-

---------------------------------------------------------------------------------------------------------------------
                                                       Aggregate Compensation from Fund
                           ------------------------------------------------------------------------------------------
                               DWS Emerging
                              Markets Fixed         DWS Enhanced       DWS Equity 500 Index        DWS Equity
Name of Board Member           Income Fund        S&P 500 Index Fund            Fund               Income Fund
---------------------------------------------------------------------------------------------------------------------
John W. Ballantine                      $0                    $0                    $0                    $0
---------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                  $551                  $244                   $83                  $339
---------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   $692                  $306                   $83                  $426
---------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          $556                  $246                   $83                  $342
---------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                         $0                    $0                    $0                    $0
---------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                   $547                  $242                   $83                  $337
---------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    $533                  $236                   $83                  $328
---------------------------------------------------------------------------------------------------------------------
William McClayton                       $0                    $0                    $0                    $0
---------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      $519                  $230                   $83                  $320
---------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                $547                  $242                   $83                  $337
---------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                $516                  $229                   $83                  $318
---------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                     $0                    $0                    $0                    $0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                       Aggregate Compensation from Fund
                           -----------------------------------------------------------------------------------------
                                DWS Equity            DWS Europe            DWS Floating           DWS Global
Name of Board Member          Partners Fund          Equity Fund           Rate Plus Fund          Bond Fund
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                     $0                   $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               $1,091               $1,403                      $13                 $317
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                $1,369               $1,763                      $17                 $398
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                       $1,099               $1,413                      $13                 $319
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        $0                   $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                $1,083               $1,392                      $13                 $314
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                 $1,055               $1,357                      $13                 $307
--------------------------------------------------------------------------------------------------------------------
William McClayton                      $0                   $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                   $1,028               $1,322                      $13                 $299
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             $1,083               $1,392                      $13                 $314
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg             $1,023               $1,315                      $13                 $297
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    $0                   $0                       $0                   $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                               DWS Global             DWS Global               DWS                DWS Gold &
Name of Board Member       Opportunities Fund        Thematic Fund          GNMA Fund        Precious Metals Fund
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $0                      $0                   $0                       $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.              $1,927                  $4,545               $5,837                   $1,590
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll               $2,419                  $5,719               $7,323                   $1,998
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      $1,942                  $4,585               $5,880                   $1,602
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $0                      $0                   $0                       $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               $1,914                  $4,517               $5,793                   $1,578
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                $1,862                  $4,394               $5,647                   $1,539
--------------------------------------------------------------------------------------------------------------------
William McClayton                     $0                      $0                   $0                       $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  $1,814                  $4,281               $5,502                   $1,499
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            $1,914                  $4,517               $5,793                   $1,578
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            $1,804                  $4,254               $5,475                   $1,491
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $0                      $0                   $0                       $0
--------------------------------------------------------------------------------------------------------------------

                                      -9-

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                           DWS Growth & Income        DWS Health         DWS High Income      DWS Strategic High
Name of Board Member              Fund                 Care Fund            Plus Fund         Yield Tax-Free Fund
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.             $10,499                  $522                 $978                 $2,201
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll              $13,180                  $655               $1,228                 $2,766
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                     $10,578                  $526                 $986                 $2,219
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss              $10,421                  $518                 $971                 $2,186
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring               $10,157                  $505                 $945                 $2,129
--------------------------------------------------------------------------------------------------------------------
William McClayton                     $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  $9,896                  $492                 $921                 $2,074
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.           $10,421                  $518                 $971                 $2,186
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            $9,847                  $489                 $917                 $2,063
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                               DWS Inflation        DWS Intermediate     DWS International     DWS International
Name of Board Member       Protected Plus Fund     Tax/AMT Free Fund           Fund           Select Equity Fund
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $69                $1,512               $4,603                   $588
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $87                $1,898               $5,791                   $739
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $70                $1,523               $4,641                   $593
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $69                $1,501               $4,572                   $584
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $67                $1,463               $4,457                   $569
--------------------------------------------------------------------------------------------------------------------
William McClayton                     $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $65                $1,426               $4,343                   $555
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $69                $1,501               $4,572                   $584
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $65                $1,418               $4,317                   $552
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                            DWS International                               DWS Large                 DWS
                                  Value                DWS Japan             Company             Latin America
Name of Board Member       Opportunities Fund         Equity Fund          Growth Fund            Equity Fund
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $28                  $497                 $744                 $2,261
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $35                  $623                 $933                 $2,846
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $28                  $500                 $749                 $2,280
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $28                  $493                 $738                 $2,246
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $27                  $480                 $720                 $2,190
--------------------------------------------------------------------------------------------------------------------
William McClayton                     $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $26                  $468                 $701                 $2,134
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $28                  $493                 $738                 $2,246
--------------------------------------------------------------------------------------------------------------------

                                      -10-

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                            DWS International                               DWS Large                 DWS
                                  Value                DWS Japan             Company             Latin America
Name of Board Member       Opportunities Fund         Equity Fund          Growth Fund            Equity Fund
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $26                  $465                 $698                 $2,121
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                        Aggregate Compensation from Fund
                            ------------------------------------------------------------------------------------------
                              DWS LifeCompass        DWS LifeCompass       DWS LifeCompass       DWS LifeCompass
Name of Board Membe           Retirement Fund           2015 Fund             2020 Fund             2030 Fund
----------------------------------------------------------------------------------------------------------------------
John W. Ballantine                      $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                  $344                  $760                  $766                   $82
----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   $432                  $955                  $962                  $104
----------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          $347                  $766                  $772                   $83
----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                         $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                   $342                  $755                  $761                   $82
----------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    $333                  $735                  $741                   $80
----------------------------------------------------------------------------------------------------------------------
William McClayton                       $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      $324                  $716                  $722                   $78
----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                $342                  $755                  $761                   $82
----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                $323                  $712                  $718                   $77
----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                     $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                              DWS LifeCompass      DWS Lifecycle Long  DWS Managed Municipal    DWS Massachusetts
Name of Board Member             2040 Fund             Range Fund            Bond Fund            Tax-Free Fund
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $0                   $0                     $0                      $0
John W. Ballantine
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                  $0               $1,854                 $9,165                  $1,040
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   $0               $2,329                $11,505                  $1,306
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          $0               $1,868                 $9,233                  $1,047
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $0                   $0                     $0                      $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                   $0               $1,841                 $9,097                  $1,034
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    $0               $1,794                 $8,867                  $1,008
--------------------------------------------------------------------------------------------------------------------
William McClayton                     $0                   $0                     $0                      $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      $0               $1,748                 $8,639                    $981
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                $0               $1,841                 $9,097                  $1,034
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                $0               $1,739                 $8,595                    $975
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $0                   $0                     $0                      $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                                                                                                    DWS RREEF
                                 DWS Micro             DWS Mid Cap            DWS Money        Global Real Estate
Name of Board Member             Cap Fund              Growth Fund          Market Series        Securities Fund
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $0                    $0                    $0                      $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                $160                $3,056               $33,817                  $1,167
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                 $200                $3,836               $41,978                  $1,474
--------------------------------------------------------------------------------------------------------------------

                                      -11-

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                                                                                                    DWS RREEF
                                 DWS Micro             DWS Mid Cap            DWS Money        Global Real Estate
Name of Board Member             Cap Fund              Growth Fund          Market Series        Securities Fund
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                        $161                $3,079               $34,003                  $1,180
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $0                    $0                    $0                      $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                 $159                $3,034               $33,496                  $1,162
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                  $155                $2,958               $32,413                  $1,125
--------------------------------------------------------------------------------------------------------------------
William McClayton                     $0                    $0                    $0                      $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                    $151                $2,882               $31,573                  $1,096
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.              $159                $3,034               $33,496                  $1,162
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg              $150                $2,867               $31,573                  $1,088
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $0                    $0                    $0                      $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                                 DWS RREEF
                                Real Estate           DWS S&P 500            DWS Short             DWS Short
Name of Board Member          Securities Fund          Index Fund          Duration Fund       Duration Plus Fund
--------------------------------------------------------------------------------------------------------------------
                                      $0                   $0                      $0                     $0
John W. Ballantine
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.              $4,694               $1,366                    $271                 $2,008
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll               $5,889               $1,683                    $339                 $2,517
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      $4,730               $1,373                    $273                 $2,029
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $0                   $0                      $0                     $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               $4,659               $1,354                    $269                 $2,000
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                $4,526               $1,309                    $262                 $1,933
--------------------------------------------------------------------------------------------------------------------
William McClayton                     $0                   $0                      $0                     $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  $4,409               $1,276                    $255                 $1,884
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            $4,659               $1,354                    $269                 $2,000
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            $4,390               $1,276                    $254                 $1,870
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $0                   $0                      $0                     $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                                 DWS Short-
                               Term Municipal       DWS Small Cap Core  DWS Small Cap Growth   DWS Small Cap Value
Name of Board Member             Bond Fund                 Fund                 Fund                  Fund
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   $0                     $0                     $0                     $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.             $1,143                   $365                 $1,043                   $746
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll              $1,434                   $457                 $1,308                   $935
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                     $1,152                   $367                 $1,050                   $751
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      $0                     $0                     $0                     $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss              $1,135                   $362                 $1,034                   $740
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring               $1,107                   $353                 $1,011                   $721
--------------------------------------------------------------------------------------------------------------------
William McClayton                    $0                     $0                     $0                     $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                 $1,079                   $344                   $985                   $703
-------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.           $1,135                   $362                 $1,034                   $740
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg           $1,073                   $342                   $981                   $699
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  $0                     $0                     $0                     $0
--------------------------------------------------------------------------------------------------------------------

                                      -12-

--------------------------------------------------------------------------------------------------------------------
                                                      Aggregate Compensation from Fund
                          ------------------------------------------------------------------------------------------
                               DWS U.S. Bond            DWS Value            NY Tax Free         Tax Free Money
Name of Board Member            Index Fund            Builder Fund           Money Fund          Fund Investment
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine                  $0                         $0                      $0                 $0
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.              $375                       $952                    $242             $1,035
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll               $471                     $1,192                    $295             $1,329
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      $378                       $958                    $243             $1,041
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                     $0                         $0                      $0                 $0
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               $373                       $944                    $240             $1,025
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                $363                       $920                    $234             $1,025
--------------------------------------------------------------------------------------------------------------------
William McClayton                   $0                         $0                      $0                 $0
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  $353                       $897                    $229               $997
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            $373                       $944                    $240             $1,025
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            $351                       $893                    $228               $990
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                 $0                         $0                      $0                 $0
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                           Total Compensation from
Name of Board Member                    Fund and DWS Fund Complex(1)
----------------------------------------------------------------------
Independent Board Members
----------------------------------------------------------------------
John W. Ballantine                                  $215,000
----------------------------------------------------------------------
Henry P. Becton, Jr.(4)                             $200,000
----------------------------------------------------------------------
Dawn-Marie Driscoll(2)(4)                           $253,000
----------------------------------------------------------------------
Keith R. Fox(4)                                     $203,000
----------------------------------------------------------------------
Paul K. Freeman(3)                                  $265,000
----------------------------------------------------------------------
Kenneth C. Froewiss(4)                              $200,000
----------------------------------------------------------------------
Richard J. Herring(4)                               $195,000
----------------------------------------------------------------------
William McClayton(5)                                $205,000
----------------------------------------------------------------------
Rebecca W. Rimel(4)                                 $194,000
----------------------------------------------------------------------
William N. Searcy, Jr.(4)                           $200,000
----------------------------------------------------------------------
Jean Gleason Stromberg(4)                           $189,000
----------------------------------------------------------------------
Robert H. Wadsworth                                 $245,250
----------------------------------------------------------------------

(1)  The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)  Includes  $50,000 in annual  retainer  fees  received  by Ms.  Driscoll  as
     Chairperson of certain DWS funds.

(3)  Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc  committee  in  connection  with board  consolidation  initiatives  and
     $50,000 in annual  retainer fees received by Dr.  Freeman as Chairperson of certain DWS funds.

(4)  Aggregate  compensation  includes  amounts  paid to the Board  Members  for special  meetings of ad hoc committees of the board in connection  with the consolidation  of the DWS fund  boards  and  various  funds,  meetings  for considering fund expense simplification  initiatives,  and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox,
     $1,000 for Mr.  Froewiss,  $1,000 for Dr.  Herring,  $5,000 for Ms.  Rimel,
     $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

                                      -13-

(5)  Does not include $15,000 to be paid to Mr.  McClayton in calendar year 2008 for numerous  special meetings of an ad hoc committee of the former Chicago
     Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his  resignation  and the resignation of certain other board members of the
DB  Funds  on  July  30,  2002  (the  "Effective  Date"),  which  was  part of a restructuring of the boards overseeing the DB Funds,  Deutsche Asset Management,
Inc.  ("DAMI")  agreed to  recommend,  and, if necessary  obtain,  directors and officers  ("D&O")  liability  insurance  coverage  for the prior board  members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O  coverage  provided  to the prior  board  members  for the  six-year  period following  the Effective  Date. In the event that D&O insurance  coverage is not available in the commercial marketplace on commercially  reasonable terms from a
conventional   third  party   insurer,   DeAM  reserved  the  right  to  provide
substantially  equivalent  protection  in the form of an  indemnity or financial guarantee  from an  affiliate  of DeAM.  The D&O  policy in effect  prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Funds

Each Board Member owns over $100,000 of shares on an aggregate  basis in all DWS funds  overseen by the Board as of December  31, 2007.  Securities  beneficially owned as defined under the 1934 Act include direct and/or indirect  ownership of securities where a Board Member's  economic  interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board  Member  has  authority  to sell the  securities.  The dollar
ranges  are:  None,  $1-$10,000,  $10,001-$50,000,   $50,001-$100,000  and  over
$100,000.

-------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                            ---------------------------------------------------------------------------------------------
                              Cash Management     Cash Reserve Fund, Inc. -       Cash Reserves       Daily Assets Fund
Name of Board Member        Fund Institutional           Prime Series           Fund Institutional      Institutional
-------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
-------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                 $1 - $10,000                  None                  None
-------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
-------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                     None                      None                  None
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                               DWS Capital              DWS Climate              DWS Commodity       DWS Communications
Name of Board Member           Growth Fund              Change Fund             Securities Fund             Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                None                     None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.          $1 - $10,000             $1 - $10,000              $1 - $10,000               None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll         $10,001 - $50,000        $10,001 - $50,000               None                   None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      None                     None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   None                     None                      None                   None
--------------------------------------------------------------------------------------------------------------------------

                                      -14-

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                               DWS Capital              DWS Climate              DWS Commodity       DWS Communications
Name of Board Member           Growth Fund              Change Fund             Securities Fund             Fund
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               None                     None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring          $10,001 - $50,000              None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                 None                     None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  None               $10,001 - $50,000               None                   None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            None                     None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg      $10,001 - $50,000              None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth               None                     None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                    None                     None                      None                   None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                               DWS Core Fixed            DWS Core Plus           DWS EAFE Equity     DWS Emerging Markets
Name of Board Member             Income Fund              Income Fund               Index Fund            Equity Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
 John W. Ballantine               None                     None                      None                  None
--------------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.             None               $10,001 - $50,000               None            $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
 Dawn-Marie Driscoll              None                 $1 - $10,000                  None            $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
 Keith R. Fox                     None                     None                      None           $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------------
 Paul K. Freeman                  None                     None                      None                  None
--------------------------------------------------------------------------------------------------------------------------
 Kenneth C. Froewiss        $10,001 - $50,000              None                      None            $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
 Richard J. Herring               None                     None                      None           $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------------
 William McClayton                None                     None                      None                  None
--------------------------------------------------------------------------------------------------------------------------
 Rebecca W. Rimel                 None                     None                      None                  None
--------------------------------------------------------------------------------------------------------------------------
 William N. Searcy, Jr.     $10,001 - $50,000              None                      None                  None
--------------------------------------------------------------------------------------------------------------------------
 Jean Gleason Stromberg           None               $10,001 - $50,000               None                  None
--------------------------------------------------------------------------------------------------------------------------
 Robert H. Wadsworth              None                     None                      None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                    None                     None                      None                  None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Dollar Range of Equity Securities in the Fund

                         -------------------------------------------------------------------------------------------------
                              DWS Emerging
                          Markets Fixed Income         DWS Enhanced           DWS Equity 500            DWS Equity
Name of Board Member              Fund              S&P 500 Index Fund           Index Fund             Income Fund
--------------------------------------------------------------------------------------------------------------------------
                                                            Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.          $1 - $10,000             $1 - $10,000                 None                   None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll           $1 - $10,000             $1 - $10,000                 None               $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   None                     None                 Over $100,000              None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                 None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth               None                     None                     None                   None
--------------------------------------------------------------------------------------------------------------------------
                                                             Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
                                  None                     None                     None                   None
Axel Schwarzer
--------------------------------------------------------------------------------------------------------------------------

                                      -15-

-----------------------------------------------------------------------------------------------------------------------------
                                                Aggregate Dollar Range of Equity Securities in the Fund
                           --------------------------------------------------------------------------------------------------
                                 DWS Equity                DWS Europe              DWS Floating            DWS Global
Name of Board Member           Partners Fund              Equity Fund             Rate Plus Fund            Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                               Independent Board Members
-----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                  None                      None                     None                   None
-----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                None               $10,001 - $50,000               None             $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                 None               $10,001 - $50,000               None                   None
-----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                        None               $50,001 - $100,000              None                   None
-----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                     None                      None                     None                   None
-----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                 None                      None                     None               $1 - $10,000
-----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring           $10,001 - $50,000                None                     None                   None
-----------------------------------------------------------------------------------------------------------------------------
William McClayton                   None                      None                     None                   None
-----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                    None                      None                     None                   None
-----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.              None                      None                     None                   None
-----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg              None               $10,001 - $50,000               None                   None
-----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                 None                      None                     None                   None
-----------------------------------------------------------------------------------------------------------------------------
                                                                Interested Board Member
-----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                      None                      None                     None                   None
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                           -----------------------------------------------------------------------------------------------
                                DWS Global              DWS Global                    DWS                DWS Gold &
Name of Board Member        Opportunities Fund         Thematic Fund               GNMA Fund        Precious Metals Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                 None                    None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.        $10,001 - $50,000        $10,001 - $50,000           $1 - $10,000         $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                None              $10,001 - $50,000           $1 - $10,000           $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                       None                    None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                    None                    None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                None                    None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring          $50,001 - $100,000      $50,001 - $100,000               None                   None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                  None                    None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel            $50,001 - $100,000         Over $100,000                 None                   None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             None                    None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg             None              $10,001 - $50,000         $10,001 - $50,000      $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                None                    None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer              $50,001 - $100,000       $10,001 - $50,000               None                   None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                                                                                                        DWS Strategic
                            DWS Growth &                                                                 High Yield
Name of Board Member         Income Fund       DWS Health Care Fund      DWS High Income Plus Fund      Tax-Free Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine              None                   None                        None                     None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.      $10,001 - $50,000        $1 - $10,000                $1 - $10,000             $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll       $10,001 - $50,000        $1 - $10,000                $1 - $10,000           $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                    None                   None                        None                     None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                 None                   None                        None                     None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss             None                   None                  $10,001 - $50,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring              None                   None                        None                 Over $100,000
--------------------------------------------------------------------------------------------------------------------------

                                      -16-

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                                                                                                        DWS Strategic
                            DWS Growth &                                                                 High Yield
Name of Board Member         Income Fund       DWS Health Care Fund      DWS High Income Plus Fund      Tax-Free Fund
--------------------------------------------------------------------------------------------------------------------------
William McClayton               None                   None                        None                     None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                None                   None                        None                     None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.          None                   None                  $10,001 - $50,000              None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg      $1 - $10,000               None                    $1 - $10,000           $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth             None                   None                        None                     None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                  None                   None                        None                     None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                           DWS Inflation
                           Protected Plus     DWS Intermediate Tax/AMT               DWS              DWS International
Name of Board Member            Fund                 Free Fund                International Fund      Select Equity Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine              None                    None                         None                    None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.            None                 $1-$10,000                $50,001-$100,000              None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll          $1-$10,000           $10,001-$50,000                 $1-$10,000                 None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                    None                    None                    Over $100,000                None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                 None                    None                         None                    None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss             None                    None                      $1-$10,000                 None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring           $1-$10,000                 None                         None              $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
William McClayton               None                    None                         None                    None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                None                    None                         None                    None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.    $10,001-$50,000               None                         None                 $1-$10,000
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg    $10,001-$50,000               None                         None                    None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth             None                    None                         None                    None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                  None                    None                         None                    None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                           DWS International
                                 Value                   DWS Japan              DWS Large Company     DWS Latin America
Name of Board Member       Opportunities Fund           Equity Fund                Growth Fund           Equity Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                None                     None                       None                   None
--------------------------------------------------------------------------------------------------------------------------
0Henry P. Becton, Jr.              None                     None                  $10,001-$50,000       $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll               None                  $1-$10,000                 $1-$10,000                None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      None                     None                       None              Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   None                     None                       None                   None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss            $1-$10,000                  None                       None                   None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                None                     None                       None                   None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                 None                     None                       None                   None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  None                     None                       None             $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            None                     None                       None                   None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            None                     None                       None                   None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth               None                     None                       None                   None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                    None                     None                       None                   None
--------------------------------------------------------------------------------------------------------------------------

                                      -17-

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                             DWS LifeCompass        DWS LifeCompass 2015    DWS LifeCompass 2020     DWS LifeCompass
Name of Board Member         Retirement Fund               Fund                       Fund                2030 Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.           $1-$10,000                $1-$10,000                $1-$10,000                None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll          $10,001-$50,000           $10,001-$50,000           $10,001-$50,000          $1-$10,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                 None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            None                 $10,001-$50,000                None                   None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth               None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                    None                      None                      None                   None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                          DWS LifeCompass 2040    DWS Lifecycle Long Range    DWS Managed Municipal   DWS Massachusetts
Name of Board Member              Fund                      Fund                    Bond Fund           Tax-Free Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.              None                      None                    $1-$10,000            $1-$10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll               None                      None                 $10,001-$50,000          $1-$10,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                      None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                 None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            None                      None                 $10,001-$50,000             None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth               None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                    None                      None                       None                  None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Dollar Range of Equity Securities in the Fund
                         -------------------------------------------------------------------------------------------------
                                                                                                          DWS RREEF
                                  DWS Micro                 DWS Mid Cap               DWS Money       Global Real Estate
Name of Board Member              Cap Fund                  Growth Fund             Market Series       Securities Fund
--------------------------------------------------------------------------------------------------------------------------
                                                            Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                  None                        None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                None                     $1-$10,000            $10,001-$50,000        $1-$10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                 None                        None               $10,001-$50,000     $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                        None                        None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                     None                        None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                 None                        None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                  None                  $10,001-$50,000               None                 None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                   None                        None                    None                 None
--------------------------------------------------------------------------------------------------------------------------

                                      -18-

--------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Dollar Range of Equity Securities in the Fund
                         -------------------------------------------------------------------------------------------------
                                                                                                          DWS RREEF
                                  DWS Micro                 DWS Mid Cap               DWS Money       Global Real Estate
Name of Board Member              Cap Fund                  Growth Fund             Market Series       Securities Fund
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                    None                        None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.              None                        None               $10,001-$50,000           None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg              None                        None                Over $100,000      $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                 None                        None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
                                                             Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
                                    None                        None                    None                 None
Axel Schwarzer
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                        --------------------------------------------------------------------------------------------------
                                 DWS RREEF
                           Real Estate Securities           DWS S&P 500              DWS Short               DWS                                                       Short Duration
Name of Board Member                Fund                    Index Fund             Duration Fund          Plus Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                  None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                None                  $10,001-$50,000               None           $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                 None                  $10,001-$50,000               None              $1-$10,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                        None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                     None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                 None                       None                     None           $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                  None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                   None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel              $50,001-$100,000           $50,001-$100,000               None                 None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.              None                       None                Over $100,000             None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg              None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                 None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                      None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity Securities in the Fund
                          ------------------------------------------------------------------------------------------------
                          DWS Short-Term Municipal           DWS Small             DWS Small Cap     DWS Small Cap Value
Name of Board Member              Bond Fund                Cap Core Fund            Growth Fund              Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                  None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                None                  $10,001-$50,000            $1-$10,000        $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                 None                    $1-$10,000            $10,001-$50,000      $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                        None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                     None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss            $10,001-$50,000                 None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                  None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                   None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                    None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.              None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg              None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                 None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                      None                       None                     None                 None
--------------------------------------------------------------------------------------------------------------------------

                                      -19-

--------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Dollar Range of Equity Securities in the Fund
                         -------------------------------------------------------------------------------------------------
                                                             DWS Value           NY Tax Free Money   Tax Free Money Fund
Name of Board Member      DWS U.S. Bond Index Fund         Builder Fund                Fund              Investment
--------------------------------------------------------------------------------------------------------------------------
                                                            Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                  None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                 None                       None                 $1-$10,000              None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                        None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                     None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                 None                       None                 $1-$10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                  None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                   None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                    None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.              None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg              None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                 None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------
                                                             Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                      None                       None                    None                 None
--------------------------------------------------------------------------------------------------------------------------

               Please Retain This Supplement for Future Reference

April 3, 2008

                                      -20-

Supplement to the currently effective Statements of Additional Information
("SAIs") for the funds listed below:

DWS Communications Fund
DWS Equity Partners Fund
DWS Value Builder Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure contained in the
"Investment Policies and Techniques" section of DWS Value Builder Fund's SAI:

The average maturity of these investments will vary from time to time depending on the assessment of the Fund's investment advisor as to the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be less than ten years under normal market conditions.

The following information amends similar disclosure contained in the "Investment
Policies and Techniques" section of DWS Value Builder Fund's SAI:

The Fund may invest up to 15% of its total assets in lower-rated debt securities.

The following information supplements the "Investment Policies and Techniques"
section of each Fund's SAI:

Depositary Receipts. The Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a
Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the
"spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the
Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the
Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b)
movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are

                                       2

of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the

                                       3

largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.
Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the
Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

                                       4

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic
Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic
Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.
Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic
Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

                                       5

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The
Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized

                                       6

by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be "covered"
(i.e., the Fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the
Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The
Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity
Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10%
of the face amount of the contract (but may be higher in some circumstances).
Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund.
If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but

                                       7

there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time

                                       8

that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times

                                       9

by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, the fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the
Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The
Asian Development Bank and the InterAmerican

                                       10

Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

The following information replaces similar information contained in the
"Investment Advisory and Other Services" section of each Fund's SAI:

On March 5, 2008 the Fund's Board Members approved the termination of Alex.
Brown Investment Management "ABIM" as the Fund's Subadvisor. Effective March 15,
2008 the Advisor will assume all day-to-day responsibilities that were previously delegated to ABIM.

The information below replaces the disclosure - applicable to portfolio managers who are employees of Deutsche Investment Management Americas Inc. (the
"Advisor") and its affiliates - in the "Compensation of Portfolio Managers"
section of each Fund's SAI.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o    The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account.
     Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods
     (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o    The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk
     Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

                                       11

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of December 31,
2007.

                                                                  Dollar Range of All DWS Fund
Name of Portfolio Manager            DWS Communications Fund               Shares Owned
-------------------------            -----------------------               ------------

Ralf  Oberbannscheidt                          None                            None

                                                                     Dollar Range of All DWS
Name of Portfolio Manager            DWS Equity Partners Fund           Fund Shares Owned
-------------------------            ------------------------           -----------------

David F. Hone                                  None                     $100,001-$500,000

                                                                     Dollar Range of All DWS
Name of Portfolio Manager             DWS Value Builder Fund            Fund Shares Owned
-------------------------             ----------------------            -----------------

David F. Hone                                  None                     $100,001-$500,000

Conflicts of Interest

In addition to managing the assets of each Fund, each Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of
December 31, 2007.

DWS Communications Fund

Other SEC Registered Investment Companies Managed:

                                      Number of       Total Assets of
                                     Registered         Registered         Number of Investment      Total Assets of
                                     Investment         Investment        Company Accounts with    Performance- Based
Name of Portfolio Manager             Companies          Companies        Performance-Based Fee       Fee Accounts
-------------------------             ---------          ---------        ---------------------       ------------

Ralf  Oberbannscheidt                     3               $1,197,000                0                      $0

                                       12

DWS Equity Partners Fund and DWS Value Builder Fund

Other SEC Registered Investment Companies Managed:

                                      Number of       Total Assets of
                                     Registered         Registered         Number of Investment      Total Assets of
                                     Investment         Investment        Company Accounts with     Performance-Based
Name of Portfolio Manager             Companies          Companies        Performance-Based Fee       Fee Accounts
-------------------------             ---------          ---------        ---------------------       ------------

David F. Hone                             2            $158,716,957                 0                      $0

DWS Communications Fund

Other Pooled Investment Vehicles Managed:

                                      Number of                              Number of Pooled
                                       Pooled         Total Assets of       Investment Vehicle       Total Assets of
                                     Investment      Pooled Investment        Accounts with         Performance-Based
Name of Portfolio Manager             Vehicles           Vehicles         Performance-Based Fee       Fee Accounts
-------------------------             --------           --------         ---------------------       ------------

Ralf  Oberbannscheidt                     0                 $0                      0                      $0

DWS Equity Partners Fund and DWS Value Builder Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based     Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------

David F. Hone                             0                   $0                     0                    $0

DWS Communications Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with        Total Assets of
                                      Number of     Total Assets of Other    Performance-Based     Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                 Fee              Fee Accounts
-------------------------          --------------          --------                 ---              ------------

Ralf  Oberbannscheidt                     0                $0                        0                    $0

                                       13

DWS Equity Partners Fund and DWS Value Builder Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with        Total Assets of
                                      Number of     Total Assets of Other    Performance-Based     Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                 Fee              Fee Accounts
-------------------------          --------------          --------                 ---              ------------

David F. Hone                            14              $191,348,778                0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o    Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o    To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o    In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o    The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The
     Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as
                                       14

     well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

               Please Retain This Supplement for Future Reference

March 7, 2008

                                       15

Supplement to the  currently  effective  Statements  of  Additional  Information
("SAIs") of the funds/portfolios noted below:

DWS Alternative Asset Allocation Plus Fund   DWS International Value Opportunities Fund   DWS U.S. Bond Index Fund
DWS Balanced Fund                            DWS Investments VIT Funds                    DWS Value Builder Fund
DWS California Tax-Free Income Fund              DWS Equity 500 Index VIP                 DWS Variable Series I
DWS Climate Change Fund                          DWS RREEF Real Estate Securities VIP         DWS Bond VIP
DWS Commodity Securities Fund                    DWS Small Cap Index VIP                      DWS Capital Growth VIP
DWS Communications Fund                      DWS Japan Equity Fund                            DWS Global Opportunities VIP
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                         DWS Growth & Income VIP
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund                    DWS Health Care VIP
DWS Core Plus Income Fund                    DWS Latin America Equity Fund                    DWS International VIP
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass Income Fund                  DWS Variable Series II
DWS Disciplined Long/Short Value Fund        DWS LifeCompass Protect Fund                     DWS Balanced VIP
DWS Disciplined Market Neutral Fund          DWS LifeCompass Retirement Fund                  DWS Blue Chip VIP
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2015 Fund                        DWS Conservative Allocation VIP
DWS Dreman High Return Equity Fund           DWS LifeCompass 2020 Fund                        DWS Core Fixed Income VIP
DWS Dreman Mid Cap Value Fund                DWS LifeCompass 2030 Fund                        DWS Davis Venture Value VIP
DWS Dreman Small Cap Value Fund              DWS LifeCompass 2040 Fund                        DWS Dreman High Return Equity VIP
DWS EAFE(R) Equity Index Fund                DWS Lifecycle Long Range Fund                    DWS Dreman Small Mid Cap Value VIP
DWS Emerging Markets Equity Fund             DWS Managed Municipal Bond Fund                  DWS Global Thematic VIP
DWS Emerging Markets Fixed Income Fund       DWS Massachusetts Tax-Free Fund                  DWS Government & Agency Securities VIP
DWS Enhanced S&P 500 Index Fund              DWS New York Tax-Free Income Fund                DWS Growth Allocation VIP
DWS Equity 500 Index Fund                    DWS RREEF Global Real Estate Securities Fund     DWS High Income VIP
DWS Equity Income Fund                       DWS RREEF Real Estate Securities Fund            DWS International Select Equity VIP
DWS Equity Partners Fund                     DWS Short Duration Fund                          DWS Janus Growth & Income VIP
DWS Europe Equity Fund                       DWS Short-Term Municipal Bond Fund               DWS Large Cap Value VIP
DWS Floating Rate Plus Fund                  DWS Small Cap Value Fund                         DWS Mid Cap Growth VIP
DWS Global Bond Fund                         DWS S&P 500 Index Fund                           DWS Moderate Allocation VIP
DWS Global Opportunities Fund                DWS Target 2008 Fund                             DWS Small Cap Growth VIP
DWS Global Thematic Fund                     DWS Target 2010 Fund                             DWS Strategic Income VIP
DWS Gold & Precious Metals Fund              DWS Target 2011 Fund                             DWS Technology VIP
DWS Health Care Fund                         DWS Target 2012 Fund                             DWS Turner Mid Cap Growth VIP
DWS High Income Plus Fund                    DWS Target 2013 Fund
DWS High Yield Tax Free Fund                 DWS Target 2014 Fund
DWS Intermediate Tax/AMT Free Fund           DWS Technology Fund
DWS International Fund
DWS International Select Equity Fund

The information below replaces the disclosure - applicable to portfolio managers who are employees of Deutsche Investment Management Americas Inc. (the
"Advisor") and its affiliates - in the "Compensation of Portfolio Managers"
section in the currently effective SAIs of the listed funds/portfolios.

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

               Please Retain This Supplement for Future Reference

February 1, 2008

                                       2

Supplement to the currently  effective  Statement of Additional  Information for
Fund listed below:

DWS Equity Partners Fund
--------------------------------------------------------------------------------

The following information supplements the "Investment Advisory and Other
Services" section of the Fund's current Statement of Additional Information:

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by R. Hutchings Vernon, including any investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of
November 30, 2007.

                                              Dollar Range of
Name of Portfolio Manager                  DWS Fund Shares Owned
-------------------------                  ---------------------
R. Hutchings Vernon                         $100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund,  the Fund's  portfolio  managers may have  responsibility  for  managing  other  client  accounts  of ABIM or its affiliates. The tables below show, for R. Hutchings Vernon, the number and asset size of (1) SEC registered  investment  companies (or series thereof) other than the Fund,  (2) pooled  investment  vehicles that are not  registered  investment companies and (3) other  accounts  (e.g.,  accounts  managed for  individuals or organizations)  managed by R. Hutchings Vernon.  The tables also show the number of performance  based fee accounts,  as well as the total assets of the accounts for which the advisory  fee is based on the  performance  of the  account.  This information is provided as of November 30, 2007.

Other SEC Registered Investment Companies Managed:

                                 Number of       Total Assets of      Number of Investment
                                 Registered        Registered           Company Accounts         Total Assets of
Name of                          Investment        Investment           with Performance-        Performance-Based
Portfolio Manager                Companies          Companies               Based Fee              Fee Accounts
-----------------                ---------          ---------               ---------              ------------
R. Hutchings Vernon                  0                 $0                       0                       $0

Other Pooled Investment Vehicles Managed:

                                                                      Number of Pooled
                                 Number of      Total Assets of      Investment Vehicle
                                   Pooled           Pooled             Accounts with           Total Assets of
Name of                          Investment        Investment           Performance-          Performance-Based
Portfolio Manager                 Vehicles          Vehicles             Based Fee              Fee Accounts
-----------------                 --------          --------             ---------              ------------
R. Hutchings Vernon                  1             $42,000,000                  0                     $0

Other Accounts Managed:

                                                                         Number of Other
                                 Number of                                Accounts with           Total Assets of
Name of                            Other         Total Assets of        Performance-Based        Performance-Based
Portfolio Manager                 Accounts       Other Accounts                Fee                 Fee Accounts
-----------------                 --------       --------------                ---                 ------------
R. Hutchings Vernon                  30          $2,280,000,000                 0                       $0

               Please Retain This Supplement for Future Reference

January 8, 2008

Supplement to the currently effective Statement of Additional Information of each of the listed funds/portfolios:

--------------------------------------------------------------------------------

Cash Management Fund Institutional
Cash Reserve Fund, Inc.
    Prime Series
Cash Reserve Fund Institutional
NY Tax Free Money Fund
Tax Free Money Fund Investment
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Commodity Securities Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS EAFE(R) Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced S&P 500 Index Fund
DWS Equity 500 Index Fund
DWS Equity Income Fund
DWS Equity Partners Fund
DWS Europe Equity Fund
DWS Floating Rate Plus Fund
DWS Global Bond Fund
DWS Global Opportunities Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Plus Fund
DWS High Yield Tax Free Fund
DWS Inflation Protected Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS International Select Equity Fund
DWS International Value Opportunities Fund
DWS Investments VIT Funds
    DWS Equity 500 Index VIP
    DWS RREEF Real Estate Securities VIP
    DWS Small Cap Index VIP
DWS Japan Equity Fund
DWS Large Company Growth Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Micro Cap Fund
DWS Mid Cap Growth Fund
DWS Money Market Series
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Small Cap Value Fund
DWS U.S. Bond Index Fund
DWS Value Builder Fund
DWS Variable Series I
    DWS Bond VIP
    DWS Capital Growth VIP
    DWS Global Opportunities VIP
    DWS Growth & Income VIP
    DWS Health Care VIP
    DWS International VIP

At present, substantially all DWS mutual funds are overseen by one of two boards of  trustees/directors  (the  "Boards").  Each Board,  including  the Board that oversees your Fund (the "New York Board"),  has determined that the formation of a single consolidated Board overseeing  substantially all DWS mutual funds is in the best interests of the Funds and their shareholders. In this connection, each
Board  has  approved  a  plan  outlining  the  process  for   implementing   the
consolidation of the New York Board with the other primary DWS mutual fund board
(the "Chicago  Board").  (The geographic  references in the preceding  sentences merely indicate where each Board historically held most of its meetings.)

The consolidation of the two Boards is expected to take effect on or about April
1, 2008 (the  "Consolidation  Date"). To accomplish the  consolidation,  the New
York Board will nominate and elect four individuals (John W. Ballantine, Paul K.
Freeman,  William  McClayton and Robert H. Wadsworth) who currently serve on the
Chicago  Board to the Board of your Fund and each other fund overseen by the New
York Board.  Information regarding these four individuals is set forth below. In addition,  the Chicago  Board has  determined  to nominate  and  recommend  that shareholders  of each fund  overseen by that Board  elect eight  members of your
Fund's Board (Henry P. Becton, Jr., Dawn-Marie  Driscoll,  Keith R. Fox, Kenneth
C. Froewiss,  Richard J. Herring,  Rebecca W. Rimel,  William N. Searcy, Jr. and
Jean  Gleason  Stromberg).  As a result,  as of the  Consolidation  Date,  it is expected  that the four Chicago  Board  members and eight New York Board members named above (each of whom will be an Independent  Board  Member),  together with
Axel  Schwarzer,  CEO of DWS  Scudder,  will  constitute  the  Board of each DWS
Scudder mutual fund (134 funds), including your Fund.

To  facilitate  the Board  consolidation,  three  members  of the New York Board
(Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the  Consolidation  Date,  which  is prior to  their  normal  retirement  dates.
Independent  Board Members of the New York Board do not receive  benefits  under any pension or retirement plan. However,  the New York Board has determined that it would be  appropriate  to provide those three  Independent  Board Members who agreed to resign prior to the Board's normal  retirement  date with a retirement agreement,  the terms of which include a one-time  benefit.  As DIMA, the Funds'
investment adviser, will also benefit from the administrative  efficiencies of a consolidated  Board, DIMA has agreed to reimburse the Funds for the full cost of this one-time  benefit  (which for each retiring  Independent  Board Member will equal his annual  compensation  immediately  preceding  the  Consolidation  Date multiplied  by the lesser of (i) two;  or (ii) the  number of years (or  portion thereof)  from  the  Consolidation  Date  to his  normal  retirement  date).  As consideration  for this  benefit,  each  retiring  Independent  Board Member has agreed not to serve on the board of another  mutual fund without  prior  consent for a specified  period.  In  addition,  pursuant to an  agreement  between each retiring  Independent  Board Member,  the New York Funds and DIMA, each retiring
Independent Board Member has received certain assurances regarding  continuation of insurance and indemnification rights.

Following the  Consolidation  Date, it is expected that the  consolidated  Board will implement  certain  changes to the Fund's current  committee  structure and other  governance  practices,  including the appointment of new committee chairs and members. Additional information regarding these changes will be set forth in the Fund's statement of additional information upon implementation.

                                                                                                      Position with
                                                                                                      the DWS Funds
                                                Business Experience and Directorships                 and Length of
     Name and Year of Birth                            During the Past 5 Years                         Time Served
---------------------------------- ---------------------------------------------------------------- ------------------
Chicago Board Members to be
   Elected to New York Board
---------------------------------- ---------------------------------------------------------------- ------------------
John W. Ballantine (1946)          Retired; formerly, Executive Vice President and Chief Risk       Chicago Board
                                   Management Officer, First Chicago NBD Corporation/The First      Member since
                                   National Bank of Chicago (1996-1998); Executive Vice President   1999.
                                   and Head of International Banking (1995-1996).
                                   Directorships:  Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                   company); Stockwell Capital Investments PLC (private equity).
                                   Former Directorships: First Oak Brook Bancshares, Inc. and Oak
                                   Brook Bank
---------------------------------- ---------------------------------------------------------------- ------------------
Paul K. Freeman (1950)             Consultant, World Bank/Inter-American Development Bank;          Chicago Board
                                   formerly, Project Leader, International Institute for Applied    Member since
                                   Systems Analysis (1998-2001); Chief Executive Officer, The       2002,
                                   Eric Group, Inc. (environmental insurance) (1986-1998).          Chairperson
                                   Formerly, Trustee of funds managed by DIMA or its affiliates     since 2007.
                                   (1993-2002).
---------------------------------- ---------------------------------------------------------------- ------------------
William McClayton (1944)           Chief Administrative Officer, Diamond Management & Technology    Chicago Board
                                   Consultants, Inc. (global management consulting firm)            Member since
                                   (2001-present); formerly, Senior Partner, Arthur Andersen LLP    2004.
                                   (accounting) (1966-2001).  Directorships: Board of Managers,
                                   YMCA of Metropolitan Chicago; formerly, Trustee, Ravinia
                                   Festival.
---------------------------------- ---------------------------------------------------------------- ------------------
Robert H. Wadsworth (1940)         President, Robert H. Wadsworth & Associates, Inc. (consulting    Chicago Board
                                   firm) (1983 to present).  Formerly, Trustee of funds managed     Member since
                                   by DIMA or its affiliates (1999-2004).                           2004.
---------------------------------- ---------------------------------------------------------------- ------------------

                            Please Retain This Supplement for Future Reference

November 26, 2007

                         DWS EQUITY PARTNERS FUND, INC.

                            DWS EQUITY PARTNERS FUND

                Class A, Class B, Class C and Institutional Class

                       STATEMENT OF ADDITIONAL INFORMATION
                                 October 1, 2007

This Statement of Additional  Information is not a prospectus and should be read in conjunction  with the  prospectuses for the Fund, each dated October 1, 2007, as  amended  from  time  to time  (each a  "Prospectus"  and  collectively,  the
"Prospectuses"),  copies of which may be obtained  without  charge by contacting your  Securities  Dealer or Shareholder  Service Agent by writing or calling the
Fund, 222 South Riverside Plaza,  Chicago,  IL 60606, (800) 621-1148 or from the firm from which this Statement of Additional Information was obtained.

The  Annual  Report  to  Shareholders  for  the  year  ended  May  31,  2007  is incorporated  by reference and is hereby deemed to be part of this  Statement of
Additional Information.

This Statement of Additional  Information  ("SAI") is  incorporated by reference into the Fund's Prospectuses.

                                                                            Page
                                                                            ----

         Independent Registered Public Accounting Firm and Reports to

                             INVESTMENT RESTRICTIONS

The investment program for DWS Equity Partners Fund (the "Fund") is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory  limitations.  The investment  restrictions recited below are in addition to those described in the Fund's Prospectuses,  and unless indicated  otherwise,  are matters of fundamental policy that may not be changed without the affirmative vote of a majority of the outstanding  shares.  The vote of a majority of the outstanding shares of the Fund means the lesser of: (i) 67%
or more of the shares  present at a shareholder  meeting at which the holders of more than 50% of the shares are  present  or  represented  by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund has elected to be treated as a diversified  investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy:

1.       The Fund may not borrow money,  except as permitted under the 1940 Act, as amended,  and as  interpreted  or modified by  regulatory  authority having jurisdiction, from time to time.

2.       The Fund may not issue senior securities, except as permitted under the
         1940 Act,  as amended,  and as  interpreted  or modified by  regulatory authority having jurisdiction, from time to time.

3.       The Fund may not concentrate its investments in a particular  industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by  regulatory  authority  having  jurisdiction,  from time to time.

4.       The Fund may not  engage in the  business  of  underwriting  securities issued by others,  except to the extent  that the Fund may be deemed to be an  underwriter  in  connection  with the  disposition  of portfolio securities.

5.       The Fund may not  purchase  or sell real  estate,  which  term does not include  securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund  reserves  freedom  of action to hold and to sell real  estate acquired as a result of the Fund's ownership of securities.

6.       The Fund may not purchase or sell  commodities,  except as permitted by the 1940  Act,  as  amended,  and as  interpreted  or  modified  by the regulatory authority having jurisdiction, from time to time.

7.       The Fund may not make loans except as permitted  under the 1940 Act, as amended,  and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following  investment  restrictions may be changed by a vote of the majority of the Board of Directors. The Fund:

(i)      will not  invest  more  than  10% of the  value  of its net  assets  in illiquid  securities  (as  defined  under  federal or state  securities laws); and

(ii)     currently  does not intend to lend  portfolio  securities  in an amount greater than 33 1/3% of its total assets.

Unless  otherwise  noted,   the  percentage   limitations   contained  in  these
restrictions apply at the time of purchase.

                         GENERAL INFORMATION AND HISTORY

The Fund is an open-end  diversified  management  investment  company.  The Fund currently offers four classes of shares: Class A shares, Class B shares, Class C shares and Institutional Class (collectively, the "shares"). As used

                                       2

herein, the "Fund" refers to DWS Equity Partners Fund and specific references to any class of the Fund's shares will be made using the name of such class.

On August 19, 2002, the Deutsche Asset  Management  funds were combined with the
Scudder family of funds under the Scudder Investments brand. This change did not affect  the  operations  of the  Fund,  but  resulted  in  modifications  to the presentation of the Fund's Prospectuses, periodic reports and other publications on behalf of the Fund. On May 7, 2001,  Deutsche  Asset  Management  changed the name  of its  "Flag  Investors"  family  of  mutual  funds  to  "Deutsche  Asset
Management." This change did not affect the name,  management,  or operations of the Fund,  but  resulted  in  modifications  to the  presentation  of the Fund's
Prospectuses, periodic reports and other publications on behalf of the Fund.

On February 6, 2006, the names of "Scudder Flag Investors  Equity Partners Fund,
Inc." and its series "Scudder Flag Investors  Equity  Partners Fund,  Inc." were changed to "DWS Equity Partners Fund, Inc." (the  "Corporation") and "DWS Equity
Partners Fund,"  respectively.  This change did not affect the operations of the
Fund,  but  resulted  in   modifications  to  the  presentation  of  the  Fund's
Prospectuses, periodic reports and other publications on behalf of the Fund.

The  Corporation  was  incorporated  under the laws of the State of  Maryland on
November 29, 1994. The Corporation  filed a registration  statement with the SEC registering  itself as an open-end  diversified  management  investment  company under the 1940 Act and its shares under the  Securities  Act of 1933, as amended
(the "Securities  Act"), and began operations on February 13, 1995. The Fund has offered the  Institutional  Class since February 14, 1996 and the Class C shares since October 28, 1998.

The Corporation is a Maryland  corporation  organized under the laws of Maryland and is governed  by Amended and  Restated  Articles of  Incorporation  that were approved  by  shareholders  in the  second  quarter  of 2006,  as may be further amended from time to time (the "Articles of  Incorporation").  All shares issued and  outstanding  are  fully  paid  and  non-assessable,  transferable,  have no pre-emptive  rights  (except as may be  determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in this SAI and in the Fund's  Prospectuses.  Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation.  Shareholders  are  entitled  to one vote for each  share  held and fractional votes for fractional shares held.

The Board of Directors may determine  that shares of a fund or a class of a fund shall be automatically  converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Fund may be subject to such sales loads or  charges,  expenses and fees, account size requirements,  and other rights and provisions, which may be the same or different from any other share of any fund  (including  shares of the same fund),  as the Board of Directors of the  Corporation  may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the  election of  Directors  is not required by the 1940 Act. If a meeting of  shareholders  of the Corporation is required by the 1940 Act to take action on the election of  Directors,  then an annual  meeting  shall be held to elect  Directors  and take such other  action as may come  before  the  meeting.
Special meetings of the shareholders of the Corporation,  or of the shareholders of one or more funds or classes  thereof,  for any purpose or  purposes,  may be called at any time by the Board of Directors or by the  President,  and shall be called by the  President or Secretary at the request in writing of  shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as  provided in the 1940 Act,  the  presence in person or by proxy of the holders  of  one-third  of the  shares  entitled  to  vote  at a  meeting  shall constitute a quorum for the  transaction of business at meetings of shareholders of the Corporation or of a fund or class.

                                       3

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled  to vote  shall be voted in the  aggregate  as a single  class  without regard  to  series  or  classes  of  shares,  provided,  however,  that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote  separately  and,  subject to (b) below,  all other series  or  classes  shall  vote in the  aggregate;  and (b) when  the  Board of
Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring  authorization of any action by a greater  proportion  than a majority  of the total  number of shares  entitled  to vote  on a  matter,  such  action  shall  be  effective  if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures  adopted by the
Board of Directors from time to time,  the holders of shares of the  Corporation or any one or more  series or classes  thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of  Incorporation  provide that the Board of Directors  may, in its discretion,  establish  minimum  investment  amounts for  shareholder  accounts, impose  fees on  accounts  that do not  exceed a minimum  investment  amount and involuntarily  redeem  shares in any such  account in payment of such fees.  The
Board of Directors,  in its sole  discretion,  also may cause the Corporation to redeem all of the  shares of the  Corporation  or one or more  series or classes held by any  shareholder for any reason,  to the extent  permissible by the 1940
Act,  including (a) if the shareholder owns shares having an aggregate net asset value  of  less  than a  specified  minimum  amount,  (b)  if the  shareholder's ownership of shares would disqualify a series from being a regulated  investment company, (c) upon a shareholder's  failure to provide sufficient  identification to permit the  Corporation  to verify  the  shareholder's  identity,  (d) upon a shareholder's  failure to pay for shares or meet or maintain the  qualifications for  ownership  of a particular  series or class,  (e) if the Board of Directors determines (or pursuant to policies  established by the Board of Directors it is determined)  that share  ownership by a shareholder is not in the best interests of the  remaining  shareholders,  (f)  when  the  Corporation  is  requested  or compelled to do so by  governmental  authority or applicable  law, or (g) upon a shareholder's  failure to comply with a request for information  with respect to the direct or indirect  ownership  of shares of the  Corporation.  By  redeeming shares the  Corporation  may terminate a fund or any class  without  shareholder approval,  and the  Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent  permissible  under the 1940 Act.
Payment  for shares  redeemed  shall be made in cash or other  property,  or any combination thereof; provided, however, that the composition of any such payment
(e.g.,  cash,  securities  and/or  other  assets)  to any  shareholder  shall be determined by the Corporation in its sole discretion, and may be different among shareholders  (including  differences  among  shareholders  in the same  fund or class).

Except  as  otherwise   permitted  by  the  Articles  of  Incorporation  of  the
Corporation, upon liquidation or termination of a fund or class, shareholders of such  fund or  class  of a fund  shall  be  entitled  to  receive,  pro  rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class,  and the holders of shares of any other  particular fund or class shall not be entitled to any such  distribution, provided,  however,  that the  composition  of any  such  payment  (e.g.,  cash, securities  and/or other assets) to any  shareholder  shall be determined by the
Corporation  in its sole  discretion,  and may be different  among  shareholders
(including differences among shareholders in the same fund or class).

Important   information   concerning   the  Fund  is   included  in  the  Fund's
Prospectuses,   which  may  be   obtained   without   charge  from  DWS  Scudder
Distributors,  Inc., the Fund's  distributor (the "Distributor" or "DWS-SDI") or
from  Participating   Dealers  that  offer  shares  to  prospective   investors.
Prospectuses may also be obtained from Shareholder  Service Agents.  Some of the information  required to be in this Statement of Additional  Information is also included in the Fund's current  Prospectuses.  To avoid unnecessary  repetition, references are made to related sections of the  Prospectuses.  In addition,  the
Prospectuses   and  this  Statement  of  Additional   Information  omit  certain
information   about  the  Fund  and  its  business  that  is  contained  in  the
Registration Statement for the Fund and its shares filed with the Securities and
Exchange Commission (the "SEC"). Copies of the Registration  Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                       4

Under a  separate  agreement  between  Deutsche  Bank  AG and  the  Corporation,
Deutsche  Bank AG has  granted a  license  to the  Corporation  to  utilize  the trademark "DWS."

                       INVESTMENT POLICIES AND TECHNIQUES

The Fund seeks to achieve long-term growth of capital and, secondarily,  current income by investing primarily in a diversified portfolio of common stocks. Under normal circumstances,  the Fund will invest at least 80% of the Fund's assets in a  diversified  portfolio  of common  stocks.  This policy may be changed by the
Board of Directors upon 60 days written notice to shareholders.  There can be no assurance that the Fund's investment  objectives will be achieved.  The Fund may
make  other  equity  investments   (including   preferred  stocks,   convertible
securities,  warrants and other securities  convertible into or exchangeable for common stocks).

The Fund's  emphasis is on continuous  improvement in portfolio  holdings.  This process  involves  eliminating  investments  in companies in which the portfolio managers'  confidence has waned and adding investments in which their conviction is high. The portfolio  managers try to avoid selling their  favorite  long-term holdings  simply  because the  holdings  have gone up  significantly  and buying weaker  companies  simply  because  their  stocks  have  lagged.  The  portfolio managers'  experience  over the  years has been  that,  despite  various  market levels,  there are  generally  always good values to take  advantage of by using extensive research and independent thinking.

The Fund may  invest  up to 10% of its  total  assets  in  non-convertible  debt securities which may include securities that are rated below investment grade by
Moody's Investors Service, Inc. ("Moody's") or the Standard & Poor's Division of
the McGraw-Hull  Companies,  Inc. ("S&P") or are unrated and of similar quality, as determined by the investment  advisor and sub-advisor (the "Advisors")  under criteria  approved  by the Board of  Directors.  (A  description  of the  rating categories  of S&P and Moody's is set forth in Appendix A to this  Statement  of
Additional  Information.)  However,  the Fund does not intend to invest in below investment grade securities to a significant degree. Any remaining assets of the
Fund not  invested as  described  above may be invested  in high  quality  money market instruments.  For temporary defensive measure, the fund could shift up to
100% of assets into investments such as money market securities,  notes or bonds issued by the US Treasury or by agencies of the US government.

                              INVESTMENT PRACTICES

Summary of Investment Practices

The  following  is a chart of the various  types of  securities  and  investment strategies  employed by the Fund.  Unless otherwise  indicated,  the Fund is not obligated to pursue any of the following  strategies and does not represent that these  techniques  are  available  now or will be  available  at any time in the future.  If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage  limitation is listed in the chart.  Following the chart,  there is a description  of how each type of security  and  investment  strategy  may be used by the  Fund.  As a  matter  of non-fundamental  operating  policy,  the  Fund  may  be  subject  to  additional restrictions. See the section entitled "Investment Restrictions."

                                       5

------------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

o        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

Italic type (e.g.  20%)  represents  an investment  limitation  as a percentage  of net fund assets;  does not indicate actual use

Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of total fund assets;  does not indicate actual use

------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------
Common Stock                                                                               |
------------------------------------------------------------------------------------------------------------------------
Warrants                                                                                   o
------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                                                            o
------------------------------------------------------------------------------------------------------------------------
Convertible Securities                                                                     o
------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings                                                                   o
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                                                     o
------------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions                                      o
------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and Banker's Acceptance                                            o
------------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                                           o
------------------------------------------------------------------------------------------------------------------------
US Government Securities                                                                   o
------------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                         o
------------------------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities                                                                10%
------------------------------------------------------------------------------------------------------------------------
Corporate Bonds                                                                            o
------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Debt Securities                                                  10%
------------------------------------------------------------------------------------------------------------------------
Bank Loans (liquid)
------------------------------------------------------------------------------------------------------------------------
Other Debt Obligations                                                                     o
------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
------------------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                                           10%
------------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                                                                    10%
------------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                                                                    10%
------------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                                                                   10%
------------------------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)                                   10%
------------------------------------------------------------------------------------------------------------------------
Privately Issued Mortgage-Backed Securities                                                10%
------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                                    10%
------------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
------------------------------------------------------------------------------------------------------------------------
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)                       10%
------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                                          10%
------------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                                         10%
------------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                                                             X
------------------------------------------------------------------------------------------------------------------------
Currency Hedging Transactions                                                              X
------------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange Contracts                                                        X
------------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                              X
------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                                        10%
------------------------------------------------------------------------------------------------------------------------

                                       6

------------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

o        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

Italic type (e.g.  20%)  represents  an investment  limitation  as a percentage  of net fund assets;  does not indicate actual use

Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage of total fund assets;  does not indicate actual use

------------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                                      |
------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls
------------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                                            33 1/3%
------------------------------------------------------------------------------------------------------------------------
Borrowing (including reverse repurchase agreements)                                        10% (only for extraordinary
                                                                                           or emergency purposes)
------------------------------------------------------------------------------------------------------------------------
Short Sales                                                                                X
------------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                                                 o
------------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                                                            |
------------------------------------------------------------------------------------------------------------------------
Purchase Securities on Margin                                                              X
------------------------------------------------------------------------------------------------------------------------
Purchase of Rule 144A Securities                                                           o
------------------------------------------------------------------------------------------ -----------------------------

Equity Securities

Equity securities include common stocks,  preferred stocks,  warrants, and other securities  that may be converted  into or exchanged for common  stocks.  Common stocks  are  equity  securities  that  represent  an  ownership  interest  in  a corporation, entitling the shareholder to voting rights and receipt of dividends based on  proportionate  ownership.  Preferred stock is a class of capital stock that pays  dividends  at a specified  rate and that has  preference  over common stock in the payment of dividends and the  liquidation  of assets.  Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.  Convertible  securities are securities  that may be  converted  either  at a stated  price or rate  within a specified period of time into a specified number of shares of common stock.

In general, the market value of a convertible security is at least the higher of its  "investment  value"  (i.e.,  its value as a  fixed-income  security) or its
"conversion  value" (i.e., the value of the underlying shares of common stock if the security is converted).  As a fixed-income  security, a convertible security tends to  increase  in market  value when  interest  rates  decline and tends to decrease in value when interest rates rise. However,  the price of a convertible security  also is influenced  by the market value of the  security's  underlying common stock. Thus, the price of a convertible security tends to increase as the market  value of the  underlying  common  stock  increases,  whereas it tends to decrease as the market value of the underlying  stock  declines.  Investments in convertible  securities  generally  entail less risk than  investments in common stock of the same issuer.

Below Investment Grade Securities

The Fund may purchase  non-convertible  debt securities that carry ratings lower than those  assigned to  investment  grade bonds by S&P or Moody's,  or that are unrated by S&P or Moody's if such bonds,  in the  Advisors'  judgment,  meet the quality  criteria  established by the Board of Directors.  These bonds generally are known as "junk bonds." These  securities may trade at substantial  discounts from their face values.  Appendix A to this Statement of

                                       7

Additional  Information  sets forth a description  of the S&P and Moody's rating categories,  which indicate the rating agency's opinion as to the probability of timely  payment of interest and  principal.  These  ratings  range in descending order of  quality  from AAA to D, in the case of S&P,  and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or A by Moody's are described as below investment grade.  Securities rated lower than investment  grade  may be of a  predominantly  speculative  character  and their future cannot be considered  well-assured.  The issuer's  ability to make timely payments of principal  and  interest  may be subject to material  contingencies.
Securities in the lowest rating categories may be unable to make timely interest or  principal  payments  and may be in default or in  arrears  in  interest  and principal payments.

Ratings of S&P and Moody's  represent their opinions of the quality of bonds and other debt securities  they undertake to rate at the time of issuance.  However, these ratings are not absolute  standards of quality and may not reflect changes
in  an  issuer's  creditworthiness.   Accordingly,  the  Advisors  do  not  rely
exclusively  on  ratings  issued  by  S&P  or  Moody's  in  selecting  portfolio securities,  but supplement such ratings with independent and ongoing reviews of credit quality. In addition, the total return the Fund may earn from investments in  high-yield  securities  will be  significantly  affected  not only by credit quality but by  fluctuations in the markets in which such securities are traded.
Accordingly,  selection and  supervision by the Advisors of investments in lower rated securities involves  continuous  analysis of individual  issuers,  general business conditions, activities in the high-yield bond market and other factors.
The analysis of issuers may include,  among other  things,  historic and current
financial  conditions,  strength  of  management,   responsiveness  to  business
conditions,  credit standing and current and anticipated  results of operations.
Analysis  of  general   business   conditions  and  other  factors  may  include
anticipated  changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

Investing in higher yielding,  lower rated bonds entails  substantially  greater risk than investing in investment  grade bonds,  including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of  high-yield  bonds  will  fluctuate  over  time,  reflecting  not only changing interest rates but also the bond market's  perception of credit quality and the outlook for  economic  growth.  When  economic  conditions  appear to be deteriorating,  lower rated bonds may decline in value due to heightened concern over  credit  quality,  regardless  of  prevailing  interest  rates.  In adverse economic conditions,  the liquidity of the secondary market for high-yield bonds may be significantly  reduced. In addition,  adverse economic developments could disrupt the high-yield  bond market,  affecting  both price and  liquidity,  and could also  affect the  ability of  issuers  to repay  principal  and  interest, thereby  leading to a default  rate higher than has been the case  historically.
Even under normal conditions, the market for high-yield bonds may be less liquid than the market for  investment  grade  corporate  bonds.  In periods of reduced market  liquidity,  the market for high-yield bonds may become more volatile and there  may be  significant  disparities  in the  prices  quoted  for  high-yield securities by various  dealers.  Under  conditions of increased  volatility  and reduced  liquidity,  it would  become more  difficult  for the Fund to value its portfolio securities accurately because there might be less reliable,  objective data  available.  Finally,  prices  for  high-yield  bonds  may be  affected  by legislative  and  regulatory  developments.  For  example,  from  time to  time,
Congress has  considered  legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate  restructurings such as takeovers,  mergers or leveraged  buyouts.  Such  legislation may  significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements

The  Fund  may  enter  into   repurchase   agreements  with  domestic  banks  or
broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a  short-term  investment  in which  the Fund  acquires  ownership  of a debt security and the seller agrees to repurchase the obligation at a future time and set price,  usually not more than seven days from the date of purchase,  thereby determining  the  yield  during  the  Fund's  holding  period.  The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such  securities  only upon  physical  delivery or  evidence  of  book-entry transfer to the account of a  custodian  or bank acting as agent.  The Fund does not bear the risk of a decline in value of the underlying  securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase  agreement,  the Fund could experience both delays in  liquidating  the  underlying  securities  and loss including (a)
possible decline in the value of the underlying security while the Fund

                                       8

seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income  during this period and (c) expenses of  enforcing  its rights.

Lending of Portfolio Securities

The Fund may lend its investment securities to approved institutional  borrowers who need to borrow securities in order to complete certain transactions, such as covering  short sales,  avoiding  failures to deliver  securities  or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment  income through the receipt of interest on the loan.
Any gain or loss in the market price of the  securities  loaned that might occur during  the term of the loan  would  belong to the  Fund.  The Fund may lend its investment  securities so long as the terms,  structure and the aggregate amount of  such  loans  are  not  inconsistent  with  the  1940  Act or the  rules  and regulations or  interpretations  of the SEC thereunder,  which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid,  unencumbered  assets  having a value at all times not less than 100% of the value of the  securities  loaned,  (b) the borrower  add to such  collateral whenever the price of the securities  loaned rises (i.e., the borrower "marks to the market" on a daily basis),  (c) the loan be made subject to  termination  by the Fund at any time, and (d) the Fund receives  reasonable interest on the loan
(which may include the Fund  investing any cash  collateral in interest  bearing short-term  investments),  and  distributions  on the loaned  securities and any increase in their market  value.  There may be risks of delay in recovery of the securities or even loss of rights in the  collateral  should the borrower of the securities  fail  financially.  However,  loans  will be made only to  borrowers selected  by the  fund's  delegate  after a  commercially  reasonable  review of
relevant  facts  and  circumstances,   including  the  creditworthiness  of  the
borrower.

Payments  received  by the  Fund  in lieu of any  dividends  paid on the  loaned securities  will not be treated as "qualified  dividend  income" for purposes of determining what portion of the Fund's dividends  received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "TAXES."

At the  present  time,  the staff of the SEC does not  object  if an  investment company pays reasonable negotiated fees in connection with loaned securities, so long as such  fees are set  forth in a  written  contract  and  approved  by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned  securities,  but if a material  event occurs  affecting an investment on loan, the loan must be called and the securities  voted.  Pursuant to an exemptive order granted by the SEC, cash  collateral  received by the Fund may be  invested in a money  market  fund  managed by the Advisor (or one of its affiliates).

Foreign Investment Risk Considerations

From time to time,  the Advisors may invest up to 10% of the Fund's total assets in American Depositary  Receipts ("ADRs") and other securities,  that are traded in the United States and represent  interests in foreign  issuers.  The Advisors may also invest up to 10% of the Fund's  total assets in  securities  of foreign companies that are not so traded,  and in debt and equity  securities  issued by foreign  corporate  and  government  issuers  that are not  traded in the United
States  (though  they do not intend to do so to a  significant  degree) when the
Advisors believe that such investments  provide good opportunities for achieving income and  capital  gains  without  undue  risk.  Foreign  investments  involve substantial  and  different  risks which should be carefully  considered  by any potential  investor.  Such investments are usually not denominated in US dollars so changes in the  relative  values of the US dollar and other  currencies  will affect  the value of  foreign  investments.  In  general,  less  information  is publicly  available about foreign companies than is available about companies in the United States.  Most foreign  companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United  States and, at times,  volatility  can be greater than in the United
States.  Fixed  commissions on foreign stock exchanges are generally higher than the negotiated  commissions on United States exchanges.  There is generally less government  supervision and regulation of foreign stock exchanges,  brokers, and companies  than  in the  United  States.  The  settlement  periods  for  foreign securities,  which are often longer than those for securities of US issuers, may affect  portfolio  liquidity.  Portfolio  securities  held by the Fund which are listed on foreign  exchanges  may be traded on days that the Fund does not value its  securities,  such as Saturdays  and the customary  United  States  business holidays on which the New York Stock  Exchange is

                                       9

closed. As a result, the net asset value of shares may be significantly affected on days when shareholders cannot purchase or redeem shares of the Fund.

Although the Fund intends to invest in securities  of companies and  governments of developed,  stable nations,  there is also the possibility of adverse changes in investment or exchange  control  regulations,  expropriation  or confiscatory taxation,  limitations  on the removal of funds or other  assets,  political  or social  instability,  or diplomatic  developments  that could  adversely  affect investments,  assets  or  securities  transactions  of the Fund in some  foreign countries.  The dividends and interest  payable on certain of the Fund's foreign portfolio  securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

Rule 144A Securities

The Fund may  invest up to 10% of its net  assets in  illiquid  securities.  Not included  in this  restriction  are Rule 144A  Securities  which are  restricted securities in that they have not been  registered  under the Securities Act, but they may be traded between certain qualified institutional investors,  including investment  companies.  The presence or absence of a secondary market may affect the  value of the Rule  144A  Securities.  The  Fund's  Board of  Directors  has
established  guidelines and procedures to be utilized to determine the liquidity of such  securities.  Rule 144A  Securities  may become  illiquid  if  qualified institutional buyers are not interested in acquiring the securities.

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be, at a time when it is not  advantageous  to do so. While it is impossible to predict the overall impact of these  transactions  over time,  there could be adverse  effects on the Fund's  performance  to the extent  that the Fund may be required to sell  securities or invest cash at times when it would not otherwise do so. These  transactions  could also  accelerate  the  realization  of taxable income  if  sales of  securities  resulted  in gains  and  could  also  increase transaction costs, which may impact the Fund's expense ratio.

Initial Public Offerings (IPOs)

The Fund may invest in IPOs but  historically  has not done so to a  significant degree.  IPOs may be very volatile,  rising and falling  rapidly based on, among other reasons, investor perceptions rather than economic reasons.  Additionally,
IPOs may  have a  magnified  effect  on Fund  performance  depending  on  market conditions.

Investment of Uninvested Cash Balances

The Fund may have  cash  balances  that  have  not been  invested  in  portfolio securities  ("Uninvested  Cash").  Uninvested  Cash may result from a variety of sources,  including  dividends or interest  received from portfolio  securities,
unsettled  securities  transactions,   reserves  held  for  investment  strategy
purposes,   scheduled   maturity  of  investments,   liquidation  of  investment
securities to meet anticipated  redemptions or dividend  payments,  and new cash received  from  investors.  Uninvested  Cash may be  invested  directly in money market  instruments  or  other  short-term  debt  obligations.  Pursuant  to  an exemptive  order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds,  short-term bond funds and Cash  Management QP Trust,  or one or more future entities for the which the
Advisor acts as trustee or  investment  advisor that operate as cash  management investment  vehicles and that are excluded  from the  definition  of  investment company  pursuant to Section  3(c)(1) or 3(c)(7) of the 1940 Act  (collectively, the "Central  Funds") in excess of the  limitations  of Section  12(d)(1) of the
1940  Act.  Investment  by the Fund in shares of the  Central  Funds  will be in accordance with the Fund's investment policies and restrictions.

The Fund will invest  Uninvested  Cash in Central  Funds only to the extent that the Fund's aggregate  investment in the Central Funds does not exceed 25% of its total  assets.  Purchase  and sales of shares of  Central  Funds are made at net asset value.

                                       10

Portfolio Turnover

The  Fund's  annual  portfolio  turnover  rate  (the  lesser of the value of the purchases  or  sales  for the  year,  excluding  US  Government  securities  and securities  with  maturities of one year or less) may vary from year to year, as well as within a year,  depending  on market  conditions.  For the fiscal  years ended May 31, 2007 and May 31, 2006, the Fund's portfolio  turnover rate was 13%
and 10%, respectively.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings,  the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as  described  in  the  Fund's  Prospectuses.  The  Fund  does  not  disseminate non-public  information  about  portfolio  holdings  except in  accordance  with policies and procedures adopted by the Fund.

The Fund's  procedures permit non-public  portfolio  holdings  information to be shared with Deutsche Asset Management and its affiliates  (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms,
attorneys,   officers  and  trustees/directors  and  each  of  their  respective affiliates and advisers who require access to this  information to fulfill their duties to the Fund and are subject to the duties of  confidentiality,  including the duty not to trade on non-public information,  imposed by law or contract, or by the Fund's  procedures.  This  non-public  information may also be disclosed, subject to the  requirements  described  below,  to securities  lending  agents, financial  printers,  proxy voting  firms,  mutual fund  analysts and rating and tracking  agencies,  or to shareholders  in connection with in-kind  redemptions
(collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public  portfolio holdings information to Authorized  Third Parties,  a person  authorized by the Fund's Directors must make a good faith  determination  in light of the facts then known that the Fund has a  legitimate  business  purpose for  providing  the  information,  that the disclosure is in the best interest of the Fund,  and that the recipient  assents or otherwise has a duty to keep the  information  confidential  and to not trade based on the information  received while the information remains non-public.  No compensation is received by the Fund or DeAM for disclosing  non-public holdings information. Periodic reports regarding these procedures will be provided to the
Fund's Directors.

Portfolio  holdings  information  distributed  by the trading desks of DeAM or a subadvisor for the purpose of facilitating  efficient trading of such securities and receipt of relevant  research is not subject to the foregoing  requirements.
Non-public   portfolio   holding   information   does  not   include   portfolio
characteristics  (other than holdings or subsets of holdings) about the Fund and information  derived  therefrom,  including,  but not limited to, how the Fund's investments are divided among various sectors, industries,  countries, value and growth stocks,  bonds,  currencies and cash,  types of bonds,  bond  maturities, duration,  bond  coupons and bond credit  quality  ratings so long as the Fund's holdings could not be derived from such information.

Registered  investment  companies  that are subadvised by DeAM may be subject to different  portfolio  holdings  disclosure  policies,  and neither  DeAM nor the
Fund's  Directors  exercise  control over such policies.  In addition,  separate account  clients of DeAM have  access to their  portfolio  holdings  and are not subject  to the Fund's  portfolio  holdings  disclosure  policy.  The  portfolio holdings  of some of the  funds  subadvised  by DeAM  and  some of the  separate accounts managed by DeAM may substantially  overlap with the portfolio  holdings of the Fund.

DeAM also  manages  certain  unregistered  commingled  trusts and creates  model portfolios,  the portfolio holdings of which may substantially  overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts  or  recipients  of model  portfolio  holdings  information  may  receive portfolio  holdings  information  of their  trust or of a model  portfolio  on a different basis from that on which Fund portfolio  holdings  information is made public,  DeAM has implemented  procedures  reasonably designed to encourage such investors and recipients to keep such information  confidential,  and to prevent those investors from trading on the basis of non-public holdings information.

                                       11

There is no assurance that the Fund's  policies and  procedures  with respect to the disclosure of portfolio holdings  information will protect the Fund from the potential  misuse of portfolio  holdings  information  by those in possession of that information.

Regulatory Matters and Legal Proceedings

On December 21, 2006,  Deutsche Asset Management  ("DeAM")  settled  proceedings with the  Securities and Exchange  Commission  ("SEC") and the New York Attorney
General on behalf of Deutsche  Asset  Management,  Inc.  ("DAMI") and DIMA,  the
investment advisors to many of the DWS Scudder funds,  regarding  allegations of improper  trading of fund  shares at DeAM and at the legacy  Scudder  and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated  that the funds did not permit market  timing,  DAMI and DIMA breached their  fiduciary  duty to those  funds in that their  efforts  to limit  trading activity in the funds were not effective at certain times.  The regulators  also alleged that DAMI and DIMA  breached  their  fiduciary  duty to certain funds by entering into certain market timing  arrangements with investors.  These trading arrangements  originated  in  businesses  that  existed  prior to the  currently constituted  DeAM  organization,  which  came  together  as a result of  various mergers of the legacy Scudder,  Kemper and Deutsche fund groups,  and all of the arrangements were terminated prior to the start of the regulatory investigations that  began in the summer of 2003.  No  current  DeAM  employee  approved  these trading arrangements.  Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only,  provide for payment of  disgorgement  in the  amount  of $17.2  million.  The terms of the  settlement  with the New York
Attorney  General  provide for payment of  disgorgement  in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million.  The total amount payable by DeAM, approximately  $122.3 million,  will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution  plan to be developed by a distribution  consultant.  The funds' investment advisors do not believe these amounts  will have a material  adverse  financial  impact on them or  materially affect their ability to perform  under their  investment  management  agreements with the DWS funds.  The  above-described  amounts are not  material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders,  DeAM is subject to certain  undertakings regarding  the conduct of its business in the future,  including  formation of a
Code of Ethics  Oversight  Committee  to oversee all matters  relating to issues arising  under  the  advisors'  Code of  Ethics;  establishment  of an  Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory  compliance and other policies and  procedures  designed to prevent  and detect  breaches  of  fiduciary  duty, breaches  of the Code of Ethics and federal  securities  law  violations  by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition,  DeAM is subject to certain  further  undertakings  relating to the governance  of the mutual funds,  including  that at least 75% of the members of the  Boards  of  Trustees/Directors  overseeing  the DWS  Funds  continue  to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be  independent  of DeAM;  DeAM  maintain  existing  management  fee reductions  for  certain  funds  for a period  of five  years  and not  increase management  fees for these certain funds during this period;  the funds retain a senior  officer (or  independent  consultants,  as applicable)  responsible  for assisting in the review of fee  arrangements  and  monitoring  compliance by the funds and the investment advisors with securities laws,  fiduciary duties, codes of ethics and other compliance policies,  the expense of which shall be borne by
DeAM; and periodic account  statements,  fund prospectuses and the mutual funds'
web site contain  additional  disclosure  and/or tools that assist  investors in understanding  the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education  contributions  totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

                                       12

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers  ("NASD")  announced  final  agreements  in  which  Deutsche  Investment
Management Americas Inc. ("DIMA"),  Deutsche Asset Management, Inc. ("DAMI") and
Scudder  Distributors,  Inc. ("DWS-SDI") (now known as DWS Scudder Distributors,
Inc.)  settled  administrative  proceedings  regarding  disclosure  of brokerage allocation  practices in connection  with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during  2001-2003.  The agreements with the SEC and NASD are reflected in orders which state, among other things,  that DIMA and
DAMI failed to disclose potential conflicts of interest to the funds' Boards and
to  shareholders   relating  to  DWS-SDI's  use  of  certain  funds'   brokerage
commissions to reduce revenue sharing costs to broker-dealer  firms with whom it had  arrangements to market and distribute  Scudder Fund shares.  These directed brokerage practices were discontinued in October 2003.

Under the terms of the  settlements,  in which DIMA,  DAMI and  DWS-SDI  neither admitted  nor denied any of the  regulators'  findings,  DIMA,  DAMI and DWS-SDI agreed to pay  disgorgement,  prejudgment  interest  and civil  penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement  orders based upon the amount of brokerage  commissions from each fund used to satisfy revenue sharing  agreements  with  broker-dealers  who sold fund shares.

As part of the  settlements,  DIMA,  DAMI and DWS-SDI  also agreed to  implement certain measures and undertakings relating to revenue sharing payments including making  additional  disclosures  in the funds'  Prospectuses  or  Statements  of
Additional  Information,  adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional  information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory  settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons,  including certain DWS funds,  the  funds'  investment  advisors  and  their  affiliates,  and  certain individuals,  including  in some cases fund  Trustees/Directors,  officers,  and other parties.  Each DWS fund's  investment  advisor has agreed to indemnify the applicable  DWS funds in connection  with these  lawsuits,  or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the fund's investment advisors believe the likelihood that the pending lawsuits will have a material adverse  financial impact on a DWS fund is remote and such  actions  are not  likely to  materially affect their ability to perform  under their  investment  management  agreements with the DWS funds.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio  securities,  including  the  allocation  of  brokerage.  With respect to those  funds for which a  sub-investment  advisor  manages the fund's investments,  references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The  policy of the  Advisor  in  placing  orders  for the  purchase  and sale of securities for the DWS funds is to seek best execution, taking into account such
factors,   among  others,   as  price;   commission  (where   applicable);   the
broker-dealer's   ability  to  ensure  that  securities  will  be  delivered  on settlement date; the willingness of the  broker-dealer to commit its capital and
purchase  a  thinly  traded   security  for  its  own  inventory;   whether  the
broker-dealer   specializes  in  block  orders  or  large  program  trades;  the broker-dealer's  knowledge of the market and the security;  the  broker-dealer's
ability  to  maintain   confidentiality;   the   financial   condition   of  the
broker-dealer;   and  whether  the  broker-dealer  has  the  infrastructure  and operational  capabilities to execute and settle the trade.  The Advisor seeks to evaluate the overall  reasonableness  of brokerage  commissions with commissions charged on comparable  transactions  and compares the brokerage  commissions (if any) paid by the funds to  reported  commissions  paid by  others.  The  Advisor routinely reviews commission rates,  execution and settlement services performed and makes internal and external comparisons.

                                       13

Commission rates on transactions in equity securities on US securities exchanges
are  subject  to  negotiation.   Commission  rates  on  transactions  in  equity
securities on foreign  securities  exchanges are generally fixed.  Purchases and sales of  fixed-income  securities and certain  over-the-counter  securities are effected  on  a  net  basis,  without  the  payment  of  brokerage  commissions.
Transactions  in  fixed  income  and  certain  over-the-counter  securities  are generally  placed by the  Advisor  with the  principal  market  makers for these securities  unless the Advisor  reasonably  believes more favorable  results are available elsewhere.  Transactions with dealers serving as market makers reflect the spread between the bid and asked prices.  Purchases of  underwritten  issues will  include  an  underwriting  fee  paid  to  the  underwriter.  Money  market instruments are normally purchased in principal  transactions  directly from the issuer or from an underwriter or market maker.

It is  likely  that the  broker-dealers  selected  based  on the  considerations described in this  section  will include  firms that also sell shares of the DWS funds to their customers. However, the Advisor does not consider sales of shares of the DWS funds as a factor  in the  selection  of  broker-dealers  to  execute portfolio  transactions  for the DWS funds  and,  accordingly,  has  implemented policies  and  procedures  reasonably  designed  to  prevent  its  traders  from considering  sales of shares of the DWS  funds as a factor in the  selection  of broker-dealers to execute portfolio transactions for the funds.

The Advisor is  permitted  by Section  28(e) of the  Securities  Exchange Act of
1934, as amended (the "1934 Act"),  when placing  portfolio  transactions  for a fund, to cause the DWS fund to pay brokerage commissions in excess of that which another  broker-dealer  might charge for executing the same transaction in order to obtain  research and brokerage  services if the Advisor  determines that such commissions  are reasonable in relation to the overall  services  provided.  The
Advisor may from time to time,  in  reliance  on Section  28(e) of the 1934 Act, execute  portfolio  transactions with  broker-dealers  that provide research and brokerage  services  to  the  Advisor.  Consistent  with  the  Advisor's  policy regarding best  execution,  where more than one broker is believed to be capable of providing  best execution for a particular  trade,  the Advisor may take into consideration  the receipt of research and  brokerage  services in selecting the broker-dealer  to execute the trade.  Although  certain  research and  brokerage services from  broker-dealers may be useful to a fund and to the Advisor,  it is the  opinion of the  Advisor  that such  information  only  supplements  its own research  effort  since the  information  must still be  analyzed,  weighed  and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer  may be useful to the  Advisor in  providing  services  to clients other than the DWS fund making the trade,  and not all such  information is used by the Advisor in connection with such DWS fund.  Conversely,  such  information provided to the Advisor by  broker-dealers  through  which other  clients of the
Advisor effect securities transactions may be useful to the Advisor in providing services to a fund.

Research and brokerage services provided by broker-dealers may include,  but are not limited to,  information on the economy,  industries,  groups of securities,
individual   companies,   statistical   information,   accounting  and  tax  law
interpretations,  political developments, legal developments affecting portfolio securities,  technical  market action,  pricing and appraisal  services,  credit analysis,  risk measurement  analysis,  performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically  received  in the  form of  written  reports,  access  to  specialized financial  publications,  telephone contacts and personal meetings with security analysts,  but may also be  provided  in the form of access to various  computer software and  associated  hardware,  and meetings  arranged  with  corporate and industry representatives.

The Advisor may also select  broker-dealers  and obtain from them  research  and brokerage  services that are used in connection  with executing  trades provided that such services are consistent  with  interpretations  under Section 28(e) of the 1934 Act.  Typically,  these  services  take the form of  computer  software and/or  hardware used by the Advisor to facilitate  trading  activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.  Currently, it  is  the  Advisor's  policy  that  sub-advisors  may  not  execute  portfolio transactions  on  behalf  of a DWS  fund to  obtain  third  party  research  and brokerage  services.  The  Advisor  may,  in the  future,  change  this  policy.
Regardless,  certain  sub-advisors  may, as matter of internal policy,  limit or preclude third party research and brokerage services.

                                       14

DIMA will  monitor  regulatory  developments  and market  practice in the use of client  commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each DWS fund and for other investment accounts managed by the  Advisor  are made  independently  of each  other  in light of  differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases,  simultaneous  transactions are inevitable. To the extent  permitted by law, the Advisor may aggregate the securities to be sold or purchased for a DWS fund with those to be sold or purchased  for other  accounts in executing transactions.  Purchases or sales are then averaged as to price and commission  and  allocated  as to amount in a manner  deemed  equitable  to each account.  While in some cases this practice  could have a detrimental  effect on the price  paid or  received  by,  or on the size of the  position  obtained  or disposed of for, the DWS fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the DWS fund.

DIMA and its  affiliates  and a DWS fund's  management  team manage other mutual funds and separate  accounts,  some of which use short sales of  securities as a part of their investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice  versa),  the  risk  arising  from  sequential  orders  in long  and  short positions,  and the risks associated with receiving  opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these  potential  conflicts  of interest.  Incorporated  in the  procedures  are specific  guidelines  developed to ensure fair and  equitable  treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory  reviews,  as well as compliance  oversight to ensure that  potential  conflicts  of interest  relating  to this type of activity  are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-advisor,  the sub-advisor or one of its  affiliates) may act as a broker for the DWS funds and receive brokerage commissions or other transaction-related compensation from the
DWS funds in the purchase and sale of securities,  options or futures  contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified  brokers and if, in the transaction,  the affiliated  broker charges the DWS funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Brokerage

                       Aggregate Brokerage Commission Paid for the fiscal years ended May 31,

                 2007                                   2006                                   2005
                 ----                                   -----                                  ----

               $171,816                               $181,124                                $57,596

                      Affiliated Brokerage Commissions for the fiscal year ended May 31, 2007

Dollar Amount of Commissions paid to    Percentage of Commissions Paid      Percentage of Transactions Involving
          Affiliated Brokers                 to Affiliated Brokers         Commissions Paid to Affiliated Brokers
          ------------------                 ---------------------         --------------------------------------

                  $0                                  0%                                     0%

High  brokerage  commissions  resulted from orders placed,  consistent  with the policy of obtaining the most favorable net results, with brokers and dealers who provided  supplementary  research,  market and  statistical  information  to the
Corporation or Advisor.

                                       15

During the fiscal years ended May 31, 2007, May 31, 2006 and May 31, 2005,  ABIM
(as defined in the section entitled  "Investment  Advisory and Other Services --
Subadvisor"  directed  no  transactions  to  broker-dealers  and paid no related commissions because of research services provided to the Fund.

The Fund is required to  identify  any  securities  of its  "regular  brokers or dealers" (as such term is defined in the 1940 Act) or their  parents,  which the
Fund has acquired  during its most recent fiscal year.  As of May 31, 2007,  the
Fund held the following securities of its regular brokers or dealers:

Name Of Regular Broker                          Value Of Securities Owned As Of
Or Dealer Or Parent (Issuer)                             May 31, 2007
----------------------------                             ------------

Americredit Corp.                                              $0
Capital One Finance Corp.                                      $0

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Shares of the Fund are  distributed by DWS Scudder  Distributors,  Inc. The Fund offers four classes of shares, Classes A, B, C and Institutional shares. General information  on how to buy  shares of the Fund is set forth in "How to Invest in
the  Funds"  in  the  Fund's  Prospectuses.   The  following   supplements  that
information.

Investors may invest in Institutional Class shares by establishing a shareholder account  with  the Fund or  through  an  authorized  shareholder  service  agent
("Shareholder  Service Agent").  Investors may invest in Class A, B and C shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial  institution that is authorized to act as a
Shareholder  Servicing Agent.  Additionally,  the Fund has authorized brokers to accept  purchase  and  redemption  orders  for A, B, C and  Institutional  Class shares. Brokers, including authorized brokers of service organizations,  are, in turn,  authorized  to  designate  other  intermediaries  to accept  purchase and redemption orders on the Fund's behalf.  Investors,  who invest through brokers, service  organizations  or their  designated  intermediaries,  may be subject to minimums  established  by  their  broker,  service  organization  or  designated intermediary.

Policies and procedures affecting  transactions in Fund shares can be changed at any  time  without  notice,  subject  to  applicable  law.  Transactions  may be contingent  upon proper  completion of application  forms and other documents by shareholders  and their  receipt by the  Fund's  agents.  Transaction  delays in processing (and changing account features) due to circumstances within or beyond the  control  of the Fund and its  agents  may  occur.  Shareholders  (or  their financial  service firms) are responsible for all losses and fees resulting from bad checks,  cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A  distribution  will be  reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders  will be  confirmed  at a price  based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order  accompanied by payment.  Orders received by dealers or other financial  services firms prior to the  determination  of net asset value and  received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's  possession may be sent to the transfer agent for cancellation and book-entry  credit to such  shareholder's  account.  Certain telephone and other
procedures   require   book-entry   holdings.   Shareholders   with  outstanding
certificates bear the risk of loss.

                                       16

Use of Financial  Services  Firms.  Investment  dealers and other firms  provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments,  and may assess transaction or other fees.
Firms may arrange  with their  clients for other  investment  or  administrative services.  Such firms may independently  establish and charge additional amounts to their  clients for such  services.  Firms also may hold the Fund's  shares in nominee or street  name as agent for and on behalf of their  customers.  In such instances,  the Fund's transfer agent,  will have no information with respect to or control over the accounts of specific  shareholders.  Such  shareholders  may obtain access to their accounts and  information  about their accounts only from their  firm.  Certain  of these  firms may  receive  compensation  from the Fund through the  Shareholder  Service Agent for  record-keeping  and other  expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and  redemption of shares or the  reinvestment  of dividends may not be available  through such firms.  Some firms may  participate  in a program allowing them access to their clients' accounts for servicing including, without limitation,  transfers of  registration  and  dividend  payee  changes;  and may perform functions such as generation of confirmation statements and disbursement of cash  dividends.  Such firms,  including  affiliates of DWS-SDI,  may receive compensation  from the Fund  through  the  Shareholder  Service  Agent for these services.

The Fund has authorized one or more financial  service  institutions,  including certain members of the Financial Industry  Regulatory  Authority ("FINRA") other
than  the  Distributor  ("financial  institutions"),   to  accept  purchase  and
redemption  orders for the Fund's shares.  Such financial  institutions may also designate other parties, including plan administrator intermediaries,  to accept purchase and  redemption  orders on the Fund's  behalf.  Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable,  their  authorized  designees accept the orders.
Subject  to the  terms  of the  contract  between  the  Fund  and the  financial institution, ordinarily orders will be priced at the Fund's net asset value next computed  after  acceptance  by such  financial  institution  or its  authorized designees and accepted by the Fund.  Further, if purchases or redemptions of the
Fund's  shares are arranged and  settlement  is made at an  investor's  election through any other authorized financial  institution,  that financial institution may, at its  discretion,  charge a fee for that service.  The Board of Directors and the Distributor,  also the Fund's principal underwriter,  each has the right to limit the amount of purchases  by, and to refuse to sell to, any person.  The
Directors or Distributor  may suspend or terminate the offering of shares of the
Fund at any time for any reason.

Telephone  and  Electronic  Transaction  Procedures.  Shareholders  have various telephone, Internet, wire and other electronic privileges available. If the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the  instructions  were  genuine  than the Fund or its agents  shall not be liable  for  any  losses,  expenses  or  costs  arising  out  of  fraudulent  or unauthorized  instructions  pursuant  to these  privileges  unless  verification
procedures  include  recording   instructions,   requiring  certain  identifying
information  before acting upon instructions and sending written  confirmations.
During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via
the  Automated   Clearing  House  System   (maximum   $250,000)  from  or  to  a
shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares.  Shares purchased by check or through
QuickBuy  and  QuickSell  or  Direct  Deposit  may not be  redeemed  under  this privilege  until  such  Shares  have been owned for at least 10  calendar  days.
QuickBuy and  QuickSell  cannot be used with  passbook  savings  accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement  plan  services  and  documents  and DWS-SDI can  establish  investor accounts in any of the following types of retirement plans:

o        Traditional,  Roth and Education IRAs. This includes Savings  Incentive
         Match Plan for  Employees  of Small  Employers  ("SIMPLE"),  Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)  (7)  Custodial  Accounts.  This  type of plan is  available  to employees of most non-profit organizations.

                                       17

o        Prototype  money  purchase  pension  and  profit-sharing  plans  may be adopted by employers.

Brochures  describing these plans as well as model defined benefit plans, target benefit plans,  457 plans,  401(k) plans,  simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors  should  consult with their own tax  advisors  before  establishing  a retirement plan.

Purchases

The Fund  reserves the right to withdraw all or any part of the offering made by its Prospectuses  and to reject purchase orders for any reason.  Also, from time to time,  the Fund may  temporarily  suspend  the  offering  of any class of its shares to new investors.  During the period of such suspension,  persons who are already  shareholders  of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  federal law requires all financial  institutions to obtain,  verify and record  information  that identifies  each person who opens an account.  For more  information,  please see  "Policies  You Should  Know About" in the Fund's
Prospectuses.

The Fund may waive the minimum for purchases by directors, officers or employees of the Fund or the Advisors and their affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide  administrative  services  related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay  them a  transaction  fee up to the  level  of the  discount  or  commission allowable or payable to dealers.

DWS-SDI may,  from time to time,  pay or allow to firms a 1%  commission  on the amount  of  shares of the Fund sold  under  the  following  conditions:  (i) the purchased  shares are held in a DWS  Scudder  IRA  account,  (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified  retirement plan account  maintained on the subaccount  record keeping system maintained for
Scudder-branded  plans by ADP,  Inc.  under an  alliance  with  DWS-SDI  and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In  addition  to  the  discounts  or  commissions  described  herein  and in the
Prospectus,  DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts,  commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund.  In some  instances,  such  amounts may be offered only to certain  firms that sell or are expected to sell during  specified  time periods  certain  minimum  amounts  of  shares  of  the  Fund,  or  other  funds underwritten by DWS-SDI.

Upon  notice to all  dealers,  DWS-SDI  may  re-allow  to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed,  such dealers  may be deemed to be  underwriters  as that term is  defined in the 1933
Act.

DWS-SDI may at its discretion  compensate  investment dealers or other financial services  firms in  connection  with  the sale of Class A shares  of the Fund in accordance  with the Large  Order  NAV  Purchase  Privilege  and one of the four compensation schedules up to the following amounts:

                                       18

                Compensation Schedule #1:                            Compensation Schedule #2:
        Retail Sales and DWS Scudder Flex Plan(1)                 DWS Scudder Retirement Plans(2)
        -----------------------------------------                 -------------------------------

                                           As a
Amount of                             Percentage of       Amount of Shares      As a Percentage of Net
Shares Sold                          Net Asset Value             Sold                Asset Value
-----------                          ---------------             ----                -----------

$1 million to $3 million
(equity funds)                   1.00%                     Over $3 million           0.00%-0.50%

Over $3 million to $50 million   0.50%

Over $50 million                 0.25%

                    Compensation Schedule #3:
                   DWS Scudder Choice Plan(3)
                   --------------------------

Amount of                             As a Percentage of Net
Shares Sold                                 Asset Value
-----------                                 -----------

All amounts                                    1.00%

(1)      For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the  cumulative  amount  invested by the purchaser in the Fund and other DWS Funds listed under "Special Features -- Class A shares --
         Combined  Purchases,"  including  purchases  pursuant to the  "Combined
         Purchases,"  "Letter  of Intent"  and  "Cumulative  Discount"  features referred to below.

(2)      Compensation Schedule #2 applies to employer sponsored employee benefit
         plans  using  the  OmniPlus   subaccount  record  keeping  system  made
         available  through  ADP,  Inc.  under an alliance  with DWS-SDI and its affiliates.

(3)      DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI  compensates  firms for sales of Class B shares at the time of sale at a commission  rate of up to 3.75%  of the  amount  of  Class B  shares  purchased.
DWS-SDI is  compensated  by the Fund for services as  distributor  and principal underwriter for Class B shares.  Except as provided below,  for sales of Class C shares,  DWS-SDI advances to firms the first year  distribution fee at a rate of
0.75% of the  purchase  price of such shares,  and, for periods  after the first year,  DWS-SDI  currently  pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares  maintained and serviced by the firm. For sales of Class C shares to employer  sponsored  employee  benefit  plans using the  OmniPlus  subaccount record keeping  system made  available  through ADP, Inc. under an alliance with
DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for  periods  after the date of sale,  DWS-SDI  currently  pays  firms a distribution  fee,  payable  quarterly,  at an annual rate of 0.75% based on net assets as of the last business day of the month  attributable  to Class C shares maintained  and  serviced by the firm.  DWS-SDI is  compensated  by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing
---------------

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution  of  Fund  shares  or the  retention  and/or  servicing  of investors and Fund shares ("revenue sharing").

                                       19

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own  assets and not as an  additional  charge to the
Fund, to financial  advisors in connection with the sale and/or  distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue  sharing  payments are in addition to any  distribution  or service fees  payable  under any Rule  12b-1 or  service  plan of any fund,  any  record keeping/sub-transfer  agency/networking  fees  payable  by the  Fund  (generally through the  Distributor  or an  affiliate)  and/or the  Distributor  to certain
financial   advisors  for  performing  such  services  and  any  sales  charges,
commissions,   non-cash  compensation  arrangements  expressly  permitted  under applicable rules of the FINRA or other concessions described in the fee table or elsewhere in the  Prospectuses or the SAI as payable to all financial  advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial  advisors  for  providing  the Fund with "shelf  space" or access to a third  party  platform  or fund  offering  list,  or  other  marketing  programs including, without limitation, inclusion of the Fund on preferred or recommended sales  lists,  mutual  fund  "supermarket"  platforms  and  other  formal  sales programs;  granting the  Distributor  access to the  financial  advisor's  sales force;  granting the Distributor access to the financial  advisor's  conferences and meetings;  assistance  in training and  educating  the  financial  advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:  gross sales,  current assets and/or number of accounts of the Fund attributable to the financial advisor,  the particular fund or fund type or other  measures  as agreed to by the  Advisor,  the  Distributor and/or their affiliates and the financial  advisors or any combination  thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor  and/or their affiliates from time to time, may be substantial,  and may be different for different  financial  advisors  based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that  generally  range from .01% up to .50% of assets of the Fund serviced and  maintained by the  financial  advisor,  .10% to
..25% of sales of the Fund attributable to the financial  advisor,  a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are subject to
change  at  the  discretion  of  the  Advisor,   the  Distributor  and/or  their
affiliates.   Receipt  of,  or  the  prospect  of  receiving,   this  additional
compensation, may influence your financial advisor's recommendation of this Fund or of any  particular  share class of the Fund. You should review your financial advisor's  compensation  disclosure  and/or  talk to your  financial  advisor to obtain  more  information  on how this  compensation  may have  influenced  your financial advisor's recommendation of this Fund.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the  date  hereof,  the  Fund  has been  advised  that  the  Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth  Equity Services,  LLP (dba Commonwealth  Financial  Network) First
Clearing/Wachovia Securities HD Vest Investment Securities, Inc.
ING Group

                                       20

LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment Company
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank NA
D.A. Davidson & Company
Deutsche Bank Securities Inc.
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
H.C. Denison Co.
Huntleigh Securities
Investors Bank & Trust
JPMorgan Chase
Lincoln Investment Planning
Linsco Private Ledger  Financial  Services
Mellon  Financial  Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Romano Brothers and Company
SAMCO Capital Markets (Fund Services, Inc.)
Smith Moore & Company
State Street Bank & Trust Co.
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services Inc.
William Blair & Company

Channel:   Third  Party  Insurance  Platforms

Acacia National Life Insurance
Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company

                                       21

Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity  Insurance  Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular  DWS Fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You may wish to take  such  payment  arrangements  into  account  when

                                       22

considering and evaluating any  recommendations  relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Class A Shares  Purchases.  The  public  offering  price  of Class A shares  for purchasers  choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                          Sales Charge
                                          ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                          Offering Price**      Net Asset Value*         Offering Price
------------------                          ----------------      ----------------         --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                .00***                  .00***             ****

*        Rounded to the nearest one-hundredth percent.

**       Because of rounding  in the  calculation  of the  offering  price,  the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

***      Redemption  of shares  may be subject to a  contingent  deferred  sales charge as discussed below.

****     Commission is payable by DWS-SDI as discussed below.

Class A  Quantity  Discounts.  An  investor  or the  investor's  dealer or other financial  services  firm must notify the  Shareholder  Service Agent or DWS-SDI whenever  a  quantity  discount  or  reduced  sales  charge is  applicable  to a purchase.  In order to qualify  for a lower  sales  charge,  all orders  from an organized  group will have to be placed  through a single  investment  dealer or other firm and identified as originating from a qualifying purchaser.

Combined  Purchases.  The  Fund's  Class A shares may be  purchased  at the rate applicable to the sales charge discount  bracket  attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent.  The reduced sales charges for Class A shares, as shown in the applicable Prospectus,  also apply to the aggregate amount of purchases of Class
A shares of DWS Funds that bear a sales  charge made by any  purchaser  within a
24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI.
The Letter,  which imposes no obligation to purchase or sell additional  Class A shares,  provides  for a price  adjustment  depending  upon  the  actual  amount purchased  within  such  period.  The Letter  provides  that the first  purchase following  execution  of the  Letter  must be at least 5% of the  amount  of the intended  purchase,  and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending  completion of the intended purchase.  If the total  investments under the Letter are less than the intended amount and thereby  qualify only for a higher sales charge than  actually  paid, the  appropriate  number of escrowed  shares are redeemed and the proceeds  used toward  satisfaction  of the obligation to pay the increased  sales charge.  The
Letter  for  an  employer-sponsored  employee  benefit  plan  maintained  on the subaccount  record keeping system available  through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any  increased  sales charge  resulting  from a failure to complete the intended purchase under the Letter.  A shareholder  may include the value (at the maximum offering price,  which is determined by adding the maximum applicable sales load charged to the net asset  value) of all Class A shares of such DWS Funds held of record as of the  initial  purchase  date under the  Letter as an  "accumulation credit" toward the  completion of the Letter,  but no price  adjustment  will be made on such shares.

                                       23

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate  applicable to the discount  bracket  attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is  applicable)  already  owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features  described above,  employer  sponsored employee benefit plans using the
Flex  subaccount  record  keeping  system  available  through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include:  (a) Money Market Funds as
"DWS  Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan  investments,  such as guaranteed  investment  contracts and employer stock,  maintained on such subaccount record keeping system.  Once eligible plan assets under this provision reach the $1,000,000  threshold,  a later decline in assets  below the  $1,000,000  threshold  will not affect the plan's  ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current  or former  director  or trustee  of  Deutsche  or DWS mutual funds;

(b)      an  employee  (including  the  employee's  spouse or life  partner  and children or  stepchildren  age 21 or  younger) of Deutsche  Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a  broker-dealer  authorized  to sell  shares of the Fund or service agents of the Funds;

(c)      certain  professionals  who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their  families.  DWS-SDI in its  discretion  may compensate financial  services  firms  for  sales  of Class A  shares  under  this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension,  profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares  through bank trust  departments  that process  such  trades  through an  automated,  integrated  mutual  fund clearing program provided by a third party clearing firm;

(f)      selected  employees  (including  their  spouses  or life  partners  and children  or  stepchildren  age  21 or  younger)  of  banks  and  other financial services firms that provide  administrative  services related to order placement and payment to facilitate  transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its  affiliates.  Only those employees of such banks and other firms who  as  part  of  their  usual  duties  provide  services  related  to transactions in Fund shares qualify;

(g)      unit  investment  trusts  sponsored  by Ranson &  Associates,  Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain  investment  advisors  registered  under the Investment
         Advisers Act of 1940 and other  financial  services firms acting solely
         as  agent  for  their  clients,   that  adhere  to  certain   standards
         established  by DWS-SDI,  including a  requirement  that such shares be sold for the benefit of their  clients  participating  in an investment advisory program or agency commission  program under which such clients pay a fee to  the  investment  advisor  or  other  firm  for  portfolio management  or agency  brokerage  services.  Such  shares  are sold for investment  purposes and on the condition  that they will not be resold except through redemption or repurchase by the Fund;

(i)      employer  sponsored  employee  benefit plans using the Flex  subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates,  established prior to

                                       24

         October 1, 2003, provided that the Flex Plan is a  participant-directed plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined  Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the  acquisition  of the  assets  of or merger  or  consolidation  with another investment  company,  or to shareholders in connection with the investment or reinvestment  of income and capital gain  dividends,  and under other circumstances  deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m)      a  direct  "roll  over"  of a  distribution  from a Flex  Plan  or from participants in employer sponsored employee benefit plans maintained on the OmniPlus  subaccount  record keeping system made available  through
         ADP, Inc. under an alliance with DWS-SDI and its affiliates  into a DWS
         Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging  an  investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper  Short-Term  Global  Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for  non-individual  class members.  To make a  purchase  at net asset  value  under  this  privilege,  the investor  must,  at the time of  purchase,  submit a  written  request  that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin  Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares  purchased  under  this  privilege.  For  more  details  concerning  this privilege,  class members should refer to the Notice of (i) Proposed  Settlement with Defendants;  and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated  August 31,  1995,  issued in  connection  with the  aforementioned  court proceeding.  For  sales of Fund  shares  at net  asset  value  pursuant  to this privilege,  DWS-SDI  may in its  discretion  pay  investment  dealers  and other financial services firms a concession,  payable quarterly,  at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm.  A firm  becomes  eligible  for the  concession  based upon  assets in accounts  attributable  to shares  purchased  under this  privilege in the month after the month of purchase and the  concession  continues  until  terminated by
DWS-SDI.  The  privilege of  purchasing  Class A shares of the Fund at net asset value under this  privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of the Fund are offered at net asset value. No initial  sales charge is imposed.  Class B shares sold without an initial  sales charge allow the full amount of the investor's  purchase  payment to be invested in Class B shares  for his or her  account.  Class B  shares  have a  contingent deferred  sales charge of 4.00% that  declines over time (for shares sold within six  years  of  purchase)  and Rule  12b-1  fees,  as  described  in the  Fund's
Prospectus and SAI. Class B shares automatically convert to Class A shares after six years.

Purchase of Class C Shares.  Class C shares of the Fund are offered at net asset value. No initial sales charge will be imposed,  which allows the full amount of the investor's  purchase payment to be invested in Class C shares for his or her account.  Class C shares are subject to a  contingent  deferred  sales charge of
1.00% (for  shares  sold within one year of  purchase)  and Rule 12b-1 fees,  as described in the Fund's Prospectus.

                                       25

Purchase of Institutional Class Shares.  Information on how to buy Institutional
Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's Prospectus.  The following supplements that information.  The minimum initial  investment for  Institutional  Class shares is $1,000,000.  There is no minimum subsequent  investment  requirement for Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

To sell shares in a retirement  account  other than an IRA, your request must be made in writing,  except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program.  With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial  investments  and a minimum of $50 and maximum  $250,000  subsequent investments)  from the  shareholder's  account  at a bank,  savings  and loan or credit union into the shareholder's  Fund account.  Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately  terminate a shareholder's Direct
Deposit  in the event  that any item is unpaid  by the  shareholder's  financial institution.

Minimum Subsequent Investment Policies.  For current shareholders there is a $50 minimum investment  requirement for subsequent investments in the Fund. There is no  minimum  subsequent  investment  requirement  for  investments  on behalf of participants in certain  fee-based and wrap programs  offered through  financial intermediaries approved by the Advisor.

Payroll  Investment  Plans. A shareholder  may purchase  shares through  Payroll
Direct Deposit or Government  Direct  Deposit.  Under these  programs,  all or a portion of a shareholder's  net pay or government check is invested each payment period.  A shareholder may terminate  participation  in these programs by giving
written  notice  to  the  shareholder's   employer  or  government   agency,  as
appropriate. (A reasonable time to act is required.) The Fund is not responsible for the  efficiency of the employer or  government  agency making the payment or any financial institutions transmitting payments.

Multi-Class  Suitability.  DWS-SDI  has  established  the  following  procedures regarding  the  purchase  of Class A,  Class B and  Class C  shares.  Orders  to purchase  Class B shares of  $100,000  or more and  orders to  purchase  Class C shares  of  $500,000  or more  will be  declined  with the  exception  of orders received from financial  representatives acting for clients whose shares will be held in an omnibus account and  employer-sponsored  employee benefit plans using the Flex  subaccount  record  keeping system  ("System")  maintained for Scudder branded-plans  under an alliance with DWS-SDI and its  affiliates  ("DWS Scudder
Flex Plans" and "DWS Scudder Choice Plans").

The following  provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice
Plans.

a.       Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder  Flex Plans that were  established  on the System  after
         October 1, 2003.  Orders to  purchase  Class B shares for a DWS Scudder
         Flex Plan  established  on the System prior to October 1, 2003 that has regularly been  purchasing  Class B shares will be invested  instead in
         Class A shares at net asset value when the combined subaccount value in
         DWS Funds or other  eligible  assets  held by the plan is  $100,000  or more.  This  provision  will be imposed  for the first  purchase  after eligible plan assets reach the $100,000  threshold.  A later decline in assets below the $100,000  threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b.       Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a  DWS  Scudder  Flex  Plan,  regardless  of  when  such  plan  was established on the System,  will be invested  instead in Class A shares at net asset value when the combined  subaccount  value in DWS Funds or other  eligible  assets held by the plan is  $1,000,000  or more.  This provision  will be imposed for the first  purchase  after eligible plan assets reach the $1,000,000 threshold.  A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

                                       26

c.       Class C Share DWS Scudder  Choice  Plans.  Orders to  purchase  Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing
         Class C shares will be invested  instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more.  This  provision will be imposed for purchases  made  beginning in the month after eligible plan assets reach the $1,000,000  threshold.  In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within  one month  after  eligible  plan  assets  reach the  $1,000,000 threshold,  all  existing  Class  C  shares  held in the  plan  will be automatically converted to Class A shares.

The procedures  described  above do not reflect in any way the  suitability of a particular  class of shares for a  particular  investor and should not be relied upon as such. A  suitability  determination  must be made by investors  with the assistance of their financial representative.

To sell  shares  by bank wire you will  need to sign up for  these  services  in advance when completing your account application.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total  redemption amount  (calculated  at net asset  value,  without  regard to the  effect of any contingent  deferred sales charge; any contingent  deferred sales charge is also assessed on the total redemption  amount without regard to the assessment of the
2% redemption  fee) on all Fund shares  redeemed or exchanged  within 15 days of buying  them  (either by  purchase  or  exchange).  The  redemption  fee is paid directly to the Fund, and is designed to encourage  long-term  investment and to offset  transaction  and other costs  associated  with  short-term  or excessive trading. For purposes of determining whether the redemption fee applies,  shares held the longest  time will be treated as being  redeemed  first and shares held the shortest time will be treated as being  redeemed last. The redemption fee is applicable  to Fund  shares  purchased  either  directly  or through a financial
intermediary,   such  as  a  broker-dealer.   Transactions   through   financial
intermediaries  typically  are  placed  with the Fund on an  omnibus  basis  and include  both  purchase  and sale  transactions  placed on  behalf  of  multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate  basis;  consequently  the  identities of the individuals on whose behalf the  transactions are placed generally are not known to the Fund.  For this  reason,  the Fund has  undertaken  to  notify  financial intermediaries  of their  obligation  to assess the  redemption  fee on customer accounts  and to collect  and remit the  proceeds to the Fund.  However,  due to
operational   requirements,   the  intermediaries'   methods  for  tracking  and
calculating the fee may be inadequate or differ in some respects from the Fund.

Policies and procedures affecting  transactions in Fund shares can be changed at any  time  without  notice,  subject  to  applicable  law.  Transactions  may be contingent  upon proper  completion of application  forms and other documents by shareholders  and their  receipt by the  Fund's  agents.  Transaction  delays in processing (and changing account features) due to circumstances within or beyond the  control  of the Fund and its  agents  may  occur.  Shareholders  (or  their financial  service firms) are responsible for all losses and fees resulting from bad checks,  cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A  distribution  will be  reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value  (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order  accompanied  by payment.  However,  orders  received by dealers or other  financial  services  firms prior to the  determination  of net asset  value and  received  in good order by  DWS-SDI  prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

A  request  for  repurchase  (confirmed  redemption)  may be  communicated  by a shareholder  through a financial  services firm to DWS-SDI;  firms must promptly submit orders to be effective at the next determined net asset value.

                                       27

Redemption  requests  must be  unconditional.  Redemption  requests (and a stock power for certificated  shares) must be duly endorsed by the account holder.  As specified  in  the  Prospectus,  signatures  may  need  to  be  guaranteed  by a commercial bank, trust company,  savings and loan  association,  federal savings bank,  member  firm  of  a  national  securities  exchange  or  other  financial institution  permitted by SEC rule.  Additional  documentation  may be required,
particularly  from   institutional  and  fiduciary  account  holders,   such  as
corporations,  custodians  (e.g.,  under the Uniform  Transfers  to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the  redemption  (prior to the  imposition of any  contingent deferred  sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record,  normally a telephone request or a written  request by any one account  holder  without a signature  guarantee is sufficient for  redemptions by individual or joint account  holders,  and trust, executor  and  guardian  account  holders,  provided  the  trustee,  executor or guardian  is named in the  account  registration.  Other  institutional  account holders may  exercise  this special  privilege of redeeming  shares by telephone request or  written  request  without  signature  guarantee  subject to the same conditions as individual account holders,  provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed.  This privilege may not be used to  redeem  shares  held in  certificated  form  and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires.  Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder  Service
Agent deems it appropriate under then-current market conditions.  The ability to send wires is limited by the business hours and holidays of the firms  involved.
The Fund is not responsible for the efficiency of the federal wire system or the account  holder's  financial  services  firm or  bank.  The  account  holder  is responsible  for any charges  imposed by the account  holder's  firm or bank. To change the  designated  account  to receive  wire  redemption  proceeds,  send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic  Withdrawal  Plan. An owner of $5,000 or more of a class of the Fund's shares at the  offering  price (net  asset  value  plus,  in the case of Class A shares,  the initial  sales charge) may provide for the payment from the owner's account of any  requested  dollar amount to be paid to the owner or a designated payee monthly,  quarterly,  semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual  rate at which  shares  subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month.  Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while  participating  in a systematic  withdrawal plan will  ordinarily be  disadvantageous  to the investor  because the investor will be paying a sales  charge on the  purchase  of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid.  Therefore,  the Fund will not knowingly permit additional  investments of less  than  $2,000  if  the  investor  is at the  same  time  making  systematic withdrawals.

Contingent  Deferred Sales Charge (CDSC).  The following example will illustrate the operation of the CDSC.  Assume that an investor  makes a single  purchase of
$10,000 of the Fund's  Class B shares and that 16 months  later the value of the shares has grown by $1,000  through  reinvested  dividends  and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire  $12,000 in share  value,  the CDSC would be payable only with respect to $10,000  because  neither the $1,000 of reinvested  dividends nor the
$1,000 of share  appreciation  is subject to the charge.  The charge would be at the rate of 3.00%  ($300)  because it was in the second year after the  purchase was made.

The rate of the CDSC is  determined  by the length of the  period of  ownership.
Investments  are tracked on a monthly  basis.  The period of ownership  for this purpose  begins the first day of the month in which the order for the investment is received.  For example, an investment made in March of the year of investment will be eligible for the second  year's  charge if redeemed on or after March of the following  year. In the event no specific  order is requested when redeeming shares  subject  to a  CDSC,  the  redemption  will be made  first  from  shares representing reinvested

                                       28

dividends and then from the earliest  purchase of shares.  DWS-SDI  receives any
CDSC  directly.  The charge will not be imposed upon  redemption  of  reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions  by  a   participant-directed   qualified  retirement  plan
         described in Section  401(a) of the Internal  Revenue Code of 1986,  as
         amended (the "Code"),  a  participant-directed  non-qualified  deferred
         compensation    plan    described    in   Code   Section   457   or   a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions  by  employer-sponsored  employee  benefit  plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)      redemption  of shares of a  shareholder  (including a registered  joint owner) who has died;

(d)      redemption  of shares of a  shareholder  (including a registered  joint owner) who after purchase of the shares being redeemed  becomes totally disabled  (as  evidenced  by a  determination  by  the  federal  Social
         Security Administration);

(e)      redemptions under the Fund's Automatic  Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account; and

(f)      redemptions  of shares by  shareholders  whose  dealer of record at the time of the  investment  notifies  DWS-SDI  that the dealer  waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) above for Class A shares. In addition, this CDSC will be waived:

(g)      for redemptions made pursuant to any IRA systematic withdrawal based on the  shareholder's  life  expectancy  including,  but not  limited  to,
         substantially   equal  periodic  payments  described  in  Code  Section
         72(t)(2)(A)(iv) prior to age 59 1/2;

(h)      for redemptions to satisfy required minimum  distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(i)      in connection with the following redemptions of shares held by employer sponsored  employee benefit plans  maintained on the subaccount  record keeping system made available  through ADP, Inc. under an alliance with
         DWS-SDI and its affiliates:  (1) to satisfy  participant  loan advances
         (note that loan repayments constitute new purchases for purposes of the
         CDSC and the conversion  privilege),  (2) in connection with retirement distributions  (limited  at any one time to 12% of the  total  value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship  provisions of the Code, (4) representing returns of excess  contributions  to such  plans and (5) in  connection with  direct  "rollover"  distributions  from  a Flex  Plan  into a DWS
         Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) above for Class A shares and for the circumstances set forth in items  (g) and (h) above for  Class B  shares.  In  addition,  this CDSC will be waived for:

(j)      redemption  of shares by an employer  sponsored  employee  benefit plan that offers  funds in addition to DWS Funds and whose  dealer of record has waived the  advance of the first year  administrative  service  and distribution  fees applicable to such shares and agrees to receive such fees quarterly, and

                                       29

(k)      redemption  of  shares  purchased  through  a  dealer-sponsored   asset
         allocation  program  maintained  on an  omnibus  record-keeping  system provided  the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind  Redemptions.  The Fund  reserves  the  right to honor any  request  for redemption  or  repurchase  by  making  payment  in whole or in part in  readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders  may request a taxable  exchange of their  shares for shares of the corresponding  class of other DWS Funds  without  imposition  of a sales charge, subject to the provisions  below. For purposes of calculating any CDSC,  amounts exchanged retain their original cost and purchase date.

Shares of money  market  funds that were  acquired  by purchase  (not  including shares acquired by dividend  reinvestment)  are subject to the applicable  sales charge on exchange.  Series of DWS Target Fund are  available  on exchange  only during  the  offering  period for such  series as  described  in the  applicable prospectus.  Cash Management Fund Investment, Tax Free Money Fund Investment, NY
Tax-Free Money Fund Investment,  Treasury Money Fund -- Class Investment,  Money
Market Fund Investment,  Cash Management Fund Institutional,  Cash Reserves Fund
Institutional,  Treasury Money Fund --  Institutional,  Cash Reserve Fund,  Inc.
Prime Series,  Cash Reserve Fund, Inc.  Treasury Series,  Tax-Exempt  California
Money Market Fund,  Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial  services firm having a services agreement with DWS-SDI.  All  exchanges  among money funds must meet  applicable  investor eligibility  and investment  requirements.  Exchanges may only be made for funds that are available for sale in the shareholder's state of residence.  Currently,
Tax-Exempt   California  Money  Market  Fund  is  available  for  sale  only  in
California.

Shareholders must obtain  prospectuses of the fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may  authorize  the  automatic  exchange  of a  specified  amount  ($50 minimum) of such  shares for shares of the same class of another  such DWS Fund.
Exchanges will be made automatically  until the shareholder or a fund terminates the  privilege.  Exchanges  are  subject to the terms and  conditions  described above.

Multi-Class  Conversions.  For purposes of conversion to Class A shares,  shares purchased  through the  reinvestment of dividends and other  distributions  paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment  company  taxable  income,  which includes any excess of net realized short-term  capital gains over net realized  long-term capital losses.  The Fund may follow the  practice  of  distributing  the  entire  excess of net  realized long-term capital gains over net realized  short-term  capital losses.  However, the Fund may retain all or part of such gain for reinvestment,  after paying the related federal taxes for which  shareholders may then be able to claim a credit against their federal tax liability.  If the Fund does not distribute the amount of capital gain and/or  ordinary  income required to be distributed by an excise tax  provision  of the Code,  the Fund may be subject  to that  excise  tax.  In certain  circumstances,  the Fund may  determine  that it is in the  interest of shareholders to distribute less than the required amount.

The  Fund  intends  to pay  distributions  of  substantially  all of its  income semi-annually.

                                       30

Any dividends or capital gains  distributions  declared in October,  November or
December  with a record  date in such a month  and  paid  during  the  following
January will be treated by  shareholders  for federal  income tax purposes as if received on December 31 of the calendar year declared.

Dividends  paid by the Fund with  respect to each  class of its  shares  will be calculated in the same manner, at the same time and on the same day.

The level of income  dividends  per share (as a  percentage  of net asset value)
will be lower for Class B and Class C shares  than for Class A shares  primarily as a result of the  distribution  services fee applicable to Class B and Class C shares.  Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and  capital  gain  dividends,  if any,  of the Fund will be  credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment  date,  except that, upon written request to the Shareholder  Service Agent, a shareholder may select one of the following options:

1.       To receive  income and  short-term  capital gain  dividends in cash and long-term  capital  gain  dividends  in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends  will be  reinvested  in shares of the same  class of the Fund  unless shareholders  indicate in writing  that they wish to receive  them in cash or in shares  of other  DWS  Funds  with  multiple  classes  of shares or DWS Funds as provided in the  prospectuses.  To use this privilege of investing  dividends of the Fund in shares of another  DWS Fund,  shareholders  must  maintain a minimum account value of $1,000 in the Fund  distributing  the dividends.  The Fund will reinvest  dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically  reinvested in shares of the same Fund and class unless the shareholder  requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement  plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If  a  shareholder   has  elected  to  reinvest  any   dividends   and/or  other
distributions,  such  distributions  will be  made in  shares  of the  Fund  and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.  Distributions of investment company taxable income and net realized  capital  gains are  taxable,  whether made in shares or cash.

Each  distribution  is  accompanied  by a  brief  explanation  of the  form  and character of the  distribution.  The  characterization  of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund  issues to each  shareholder  a  statement  of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend  practices and,  therefore, reserves  the  right  from  time to time to  either  distribute  or  retain  for reinvestment  such of its net  investment  income  and  its net  short-term  and long-term  capital  gains as its  Board  determines  appropriate  under the then current circumstances.  In particular,  and without limiting the foregoing,  the
Fund may make additional  distributions of net investment income or capital gain net income in order to satisfy the minimum distribution  requirements  contained in the Code.

                                      TAXES

The following is intended to be a general  summary of certain federal income tax consequences  of  investing  in the  Fund.  It is  not  intended  as a  complete discussion  of all such  consequences,  nor  does it  purport  to deal  with all categories of investors.  Investors are therefore  advised to consult with their tax advisors  before making an  investment in the Fund.  The summary is based on the laws in effect on the date of this statement of additional

                                       31

information and existing judicial and  administrative  interpretations  thereof, all of which are subject to change, possibly with retroactive effect.

Federal Taxation.  The Fund has elected to be treated as a regulated  investment company  under  Subchapter  M of the Code and has  qualified  as such  since its inception.  The Fund  intends to continue to so qualify in each  taxable year as required  under the Code in order to avoid payment of federal  income tax at the fund level. In order to qualify as a regulated investment company, the Fund must
meet   certain   requirements   regarding   the  source  of  its   income,   the
diversification  of its assets and the distribution of its income. The Fund:

(a)      must derive at least 90% of its gross income from dividends,  interest, payments with respect to certain  securities  loans, and gains from the
         sale  of  stock,  securities  and  foreign  currencies,   other  income
         (including but not limited to gains from options,  futures,  or forward contracts)  derived  with  respect to its business of investing in such stock, securities,  or currencies and net income derived from interests in "qualified publicly traded  partnerships"  (i.e.,  partnerships that are  traded  on an  established  securities  market  or  tradable  on a secondary  market,  other than  partnerships  that  derive 90% of their income from interest,  dividends,  capital gains, and other traditional permitted mutual fund income);

(b)      must  diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is  represented  by cash  and cash  items,  US  government  securities,
         securities  of  other  regulated   investment   companies,   and  other
         securities  limited  in  respect  of  any  one  issuer  of  such  other securities  to a value not  greater  than 5% of the value of the Fund's total  assets  and to not  more  than  10%  of the  outstanding  voting securities  of such issuer,  and (ii) not more than 25% of the value of its assets is  invested in the  securities  (other than those of the US
         Government or other regulated investment  companies) of any one issuer, of two or more  issuers of which 20% or more of the  voting  securities are held by the Fund and which are  engaged  in the same,  similar,  or related  trades  or  businesses  or in the  securities  of one or  more qualified publicly traded partnerships; and

(c)      the sum of (i) 90% of its  "investment  company  taxable income" (i.e., income other than its net realized  long-term capital gain over its net realized  short-term capital loss), plus or minus certain  adjustments, and (ii) 90% of its net  tax-exempt  income for the taxable  year.  The
         Fund will be subject to income tax at regular  corporation rates on any
         taxable   income  or  gains  that  it  does  not   distribute   to  its
         shareholders.

Fund  investments  in  partnerships,  including  in  qualified  publicly  traded partnerships,  may result in the Fund being  subject to state,  local or foreign income, franchise or withholding tax liabilities.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal  income tax at regular  corporate  rates (without any deduction for distributions to its  shareholders),  and all  distributions  from earnings and profits,  including any  distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such  distributions  will be eligible (i) to be treated as  "qualified  dividend income," in the case of individual and certain other noncorporate  shareholders, subject to the  long-term  capital  gain tax rate for  taxable  years  beginning before January 1, 2011 and (ii) for the dividends received deduction in the case of corporate shareholders.  In addition, the Fund could be required to recognize unrealized  gains,  pay  substantial  taxes and  interest  and make  substantial distributions  before  requalifying  as a regulated  investment  company that is accorded special tax treatment.

The Fund is subject to a 4%  nondeductible  excise tax on amounts required to be but not distributed under a prescribed formula.  The formula requires payment to shareholders  during a calendar year of distributions  representing at least 98%
of the  Fund's  ordinary  income for the  calendar  year and at least 98% of the excess of its capital  gains over capital  losses  realized  during the one-year period  ending  October 31 (in most cases) of such year as well as amounts  that were neither  distributed  nor taxed to the Fund during any prior calendar year.
Although the Fund's  distribution  policies should enable it to avoid excise tax liability,  the Fund may  retain  (and be  subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of the Fund.

                                       32

Dividends or other income (including,  in some cases, capital gains) received by the Fund from  investments  in foreign  securities may be subject to withholding and other taxes imposed by foreign  countries.  Tax conventions  between certain countries  and the  United  States may  reduce or  eliminate  such taxes in some cases.  Foreign  taxes paid by the Fund will  reduce the return  from the Fund's investments.

In addition,  Fund  investments  in certain  foreign  entities  called  "passive foreign investment companies" ("PFICs") will subject the Fund to special federal tax rules that may, among other things, cause the Fund to recognize income prior to the  corresponding  receipt of cash. The Fund will make the  appropriate  tax elections,  if possible,  and take any  additional  steps that are  necessary to mitigate the effect of these rules.

Taxes on  distributions  of capital  gains are  determined  by how long the Fund owned the investments  that generated  them,  rather than how long a shareholder has  owned  his or her  shares.  Distributions  of net  capital  gains  that are properly  designated  by the Fund as capital gain  dividends  will be taxable as long-term capital gains. "Net capital gains" for this purpose are the Fund's (x)
net long-term  capital gains for the taxable year less (y) the sum of the Fund's
(i) net  short-term  capital  losses  for the  taxable  year and (ii)  available capital loss carryforwards. Distributions of net short-term capital gains, which are gains  attributable to the sales of investments  that the Fund owned for one year or less,  will be taxable  as  ordinary  income.  If the Fund  retains  for investment an amount equal to all or a portion of its net capital gains, it will be subject to tax at regular  corporate  rates on the amount  retained.  In that event, the Fund will designate such retained  amounts as  undistributed  capital gains in a notice to its  shareholders  who (a) will be  required  to include in income for federal  income tax  purposes,  as  long-term  capital  gains,  their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate  shares of the 35% tax paid by the Fund on the undistributed amount  against  their  federal  income tax  liabilities,  if any,  and to claim refunds to the extent their credits  exceed their  liabilities,  if any, and (c)
will be entitled to increase  their tax basis,  for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal  income tax on such  capital  gains will be  entitled  to a refund of their pro rata  share of such  taxes  paid by the Fund upon  filing  appropriate returns or claims for refund with the IRS.

Dividends and other  distributions  by the Fund are generally  treated under the
Code as received by the shareholders at the time the dividend or distribution is made.  However,  any dividend or  distribution  declared by the Fund in October,
November or December of any calendar year and payable to  shareholders of record on a  specified  date in such a month  shall be deemed to have been  received by each  shareholder  on December 31 of such calendar year and to have been paid by the Fund not later than such  December 31,  provided  such  dividend is actually paid by the Fund during January of the following calendar year.

Distributions  are taxable to shareholders  even if they are paid from income or gains  earned  by the Fund  before a  shareholder's  investment  (and  thus were included in the price the shareholder  paid).  Distributions are taxable whether shareholders  receive them in cash or reinvest them in additional shares through the reinvestment  privilege. A shareholder whose distributions are reinvested in shares  will be treated as having  received a dividend  equal to the fair market value of the new shares issued to the shareholder.

Long-term  capital gain rates  applicable to individuals  have  temporarily been reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10%
and 15% ordinary  income rate  brackets -- for taxable  years  beginning  before
January 1, 2011.

For  federal  income  tax  purposes,  distributions  of  investment  income  are generally taxable as ordinary income. For taxable years beginning before January
1, 2011,  distributions of investment  income  designated by the Fund as derived from  "qualified  dividend  income" will be taxed in the hands of individuals at the rates  applicable to long-term  capital gain, as mentioned  above,  provided holding  period  and  other  requirements  described  below  are met at both the shareholder and Fund level.

Qualified   dividend  income  does  not  include   interest  from   fixed-income
securities.  In order  for some  portion  of the  dividends  received  by a Fund shareholder to be qualified  dividend income,  the Fund must meet holding period and other  requirements  with  respect to some  portion  of the  dividend-paying stocks in its portfolio and the  shareholder

                                       33

must meet  holding  period  and other  requirements  with  respect to the Fund's shares.  Dividends  subject to these special  rules are not actually  treated as capital  gains,  however,  and thus are not  included in the  computation  of an individual's  net capital gain and  generally  cannot be used to offset  capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular  taxable year if 95%
or more of the Fund's gross income  (ignoring gains  attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net  long-term  capital loss from such sales) in that taxable year is attributable  to qualified  dividend income received by the Fund; or (ii) the portion  of the  regular  dividends  paid  by the  Fund  to an  individual  in a particular  taxable  year that is  attributable  to  qualified  dividend  income received by the Fund in that  taxable  year if such  qualified  dividend  income accounts  for  less  than  95%  of  the  Fund's  gross  income  (ignoring  gains attributable  to the sale of stocks  and  securities  except to the  extent  net short-term  capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable  year. A dividend  will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received  with  respect to any share of stock held for fewer than 61 days during the  121-day  period  beginning  on the date which is 60 days before the date on which such share becomes  ex-dividend  with respect to such dividend (or, in the case of certain  preferred stock, 91 days during the 181-day period beginning 90 days  before  such  date),  (2) to the  extent  that the  recipient  is under an obligation  (whether  pursuant  to a short sale or  otherwise)  to make  related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility  of investment  interest.
In order for a dividend paid by a foreign  corporation to constitute  "qualified dividend income," the foreign  corporation must (1) be eligible for the benefits of a comprehensive  income tax treaty with the United States (the stock on which the  dividend  is paid must be readily  tradable  on an  established  securities market  in the  United  States)  and (2) not be  treated  as a  passive  foreign investment  company.  Also,  dividends  received  by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend  income only to the extent the dividend  distributions  are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.
In general,  any gain or loss realized upon a taxable disposition of shares will be treated as  long-term  capital  gain or loss if the shares have been held for more than 12 months.  Otherwise,  the gain or loss on the taxable disposition of
Fund share will be treated as short-term capital gain or loss. Any loss realized on a sale or exchange will be  disallowed  to the extent the shares  disposed of are replaced,  including  replacement  through the  reinvesting of dividends and capital gains  distributions  in the Fund,  within a 61-day period  beginning 30 days before and ending 30 days after the  disposition  of the shares.  In such a case,  the  basis of the  shares  acquired  will be  increased  to  reflect  the disallowed loss.

Dividends  from domestic  corporations  may comprise a  substantial  part of the
Fund's gross income.  If any such  dividends  constitute a portion of the Fund's gross income, a portion of the income  distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction  is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is  eliminated  if either  those  shares  or the  shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day  period  beginning 45 days before the shares become ex-dividend.

Any loss realized  upon the  redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as  distributions  of long-term  capital gain during such six-month  period.  Furthermore,  any loss from the sale or redemption of shares held  six  months  or less  generally  will be  disallowed  to the  extent  that tax-exempt interest dividends were paid on such shares.

The Fund's use of options,  futures contracts,  forward contracts (to the extent permitted) and certain other  transactions  will be subject to special tax rules
(including  mark-to-market,  constructive sale, straddle,  wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause  adjustments  in the  holding  periods of  portfolio  securities,  convert capital gains into ordinary  income and convert  short-term  capital losses into long-term capital losses. These rules could therefore affect the amount,  timing and character of distributions to investors.

                                       34

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency  options,  futures contracts and similar instruments  (to the extent  permitted) may give rise to ordinary income or loss to the extent such income or loss results from  fluctuations in the value of the foreign currency concerned.

The Fund's  investment  in zero coupon bonds and other debt  obligations  having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block  unrelated  business  taxable income
("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its  investment  in the Fund if  either  (i) the  Fund  invests  in real  estate
investment  trusts  that  hold  residual   interests  in  real  estate  mortgage
investment  conduits;  or  (ii)  shares  in the  Fund  constitute  debt-financed property in the hands of the tax-exempt  shareholder  within the meaning of Code
Section 514(b). If a charitable remainder trust (as defined in Code Section 664)
realizes any UBTI for a taxable  year, it will be subject to an excise tax equal to 100% of such UBTI.  Certain  types of income  received  by the Fund from real estate investment  trusts,  real estate mortgage  investment  conduits,  taxable mortgage pools or other  investments may cause the Fund to designate some or all of its  distributions as "excess  inclusion  income." To Fund  shareholders such excess  inclusion  income may (1) constitute  taxable income,  as UBTI for those shareholders  who would  otherwise be tax-exempt  such as individual  retirement accounts,  401(k) accounts,  Keogh plans,  pension plans and certain  charitable entities;  (2) not be offset against net operating losses for tax purposes;  (3)
not be eligible for reduced US withholding for non-US shareholders even from tax treaty  countries;  and (4)  cause  the  Fund to be  subject  to tax if  certain
"disqualified organizations" as defined by the Code are Fund shareholders.

Under the backup withholding provisions of the Code, redemption proceeds as well as  distributions  may be subject to federal income tax  withholding for certain shareholders,  including  those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Capital gains  distributions  may be reduced if Fund capital loss  carryforwards are available.  Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All  distributions  by the Fund result in a reduction  in the net asset value of the Fund's  shares.  Should a  distribution  reduce the net asset  value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above,  even though, from an investment standpoint, it may constitute a partial return of capital. In particular,  investors  should be careful to consider  the tax  implications  of buying  shares just prior to a  distribution.  The price of shares  purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a  distribution  will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Shareholders  will receive,  if  appropriate,  various written notices after the close of the Fund's  taxable  year  regarding  the federal  income tax status of certain  dividends,  distributions and deemed  distributions  that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Special tax rules apply to investments  through defined  contribution  plans and other  tax-qualified  plans.  Shareholders  should consult their tax advisers to determine the  suitability  of shares of the Fund as an investment  through such plans and the precise effect of an investment on their particular tax situation.

If a  shareholder  recognizes  a loss with  respect to the  Fund's  shares of $2 million  or more for an  individual  shareholder  or $10  million  or more for a corporate  shareholder,  the  shareholder  must file with the  Internal  Revenue
Service a disclosure  statement on Form 8886.  Direct  shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current  guidance,  shareholders  of a  regulated  investment  company  are  not excepted.  Future guidance may extend the current  exception from this reporting requirement to shareholders of most or all regulated investment  companies.  The fact that a loss is reportable under these regulations does not affect

                                       35

the legal  determination  of whether  the  taxpayer's  treatment  of the loss is proper.  Shareholders  should  consult  their  tax  advisors  to  determine  the applicability of these regulations in light of their individual circumstances.

State and Local  Taxes.  Shareholders  of the Fund may be  subject  to state and local taxes on  distributions  received from the Fund and on  redemptions of the
Fund's  shares.  Rules of state and local taxation of dividend and capital gains distributions  from regulated  investment  companies often differ from rules for federal  income  taxation  described  above.  You are urged to consult  your tax advisor  as to the  consequences  of these and  other  state and local tax rules affecting an investment in the Fund.

Taxation  of  Non-US  Shareholders.   Dividends  paid  by  the  Fund  to  non-US
shareholders are generally subject to withholding tax at a 30% rate or a reduced rate  specified by an  applicable  income tax treaty to the extent  derived from investment  income and short-term  capital  gains.  In order to obtain a reduced rate of  withholding,  a non-US  shareholder  will be required to provide an IRS
Form  W-8BEN  certifying  its  entitlement  to  benefits  under  a  treaty.  The withholding tax does not apply to regular dividends paid to a non-US shareholder who  provides a Form  W-8ECI,  certifying  that the  dividends  are  effectively connected with the non-US  shareholder's  conduct of a trade or business  within the United States.  Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US  shareholder were a US shareholder.  A non-US corporation receiving effectively connected dividends may also be subject to  additional  "branch  profits  tax" imposed at a rate of 30% (or lower treaty rate).

In general,  United States federal withholding tax will not apply to any gain or income realized by a non-US  shareholder in respect of any  distributions of net long-term  capital gains over net short-term  capital  losses,  exempt  interest dividends, or upon the sale or other disposition of shares of the Fund.

For  taxable  years  beginning  before  January  1,  2008,  properly  designated dividends are generally exempt from United States federal  withholding tax where they (i) are paid in respect  of the  fund's  "qualified  net  interest  income"
(generally,  the fund's US source interest income, other than certain contingent interest and interest from  obligations of a corporation or partnership in which the fund is at least a 10%  shareholder,  reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund's "qualified  short-term capital gains" (generally,  the excess of the fund's net short-term capital gain over  the  fund's  long-term  capital  loss  for such  taxable  year).  However, depending on its circumstances,  the fund may designate all, some or none of its potentially  eligible  dividends as such  qualified  net  interest  income or as qualified short-term capital gains, and/or treat such dividends,  in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding,  a non-US  shareholder will need to comply with applicable certification  requirements relating to its non-US status (including, in general,  furnishing an IRS Form W-8BEN or substitute  Form).  In the case of shares held through an  intermediary,  the intermediary may withhold even if the fund  designates  the payment as  qualified  net  interest  income or  qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from the Fund to foreign  shareholders who have held more than 5%
of the  Fund at any  time  during  the  one-year  period  ending  on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income  effectively  connected to a US trade or business with certain tax filing  requirements  applicable,  if such distribution is attributable to a distribution  of real  property  gain  received  by the Fund from a real  estate investment  trust  and if 50% or more of the  value  of the  Fund's  assets  are invested in real estate  investment  trusts and other US real  property  holding corporations.  A distribution paid prior to 2008 attributable to the Fund's sale of a real estate investment trust or other US real property holding company will also be treated as real  property gain if 50% or more of the value of the Fund's assets are invested in real estate  investment trusts and other US real property holding  corporations and if the foreign  shareholder has held more than 5% of a class of stock at any time during the one-year  period ending on the date of the distribution.

The  foregoing  is only a summary of  certain  material  US  federal  income tax consequences  affecting the Fund and its  shareholders.  Current and prospective shareholders  are advised to consult  their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                       36

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value  Time").  The Exchange is scheduled to be closed on the following  holidays:  New Year's Day, Dr.  Martin  Luther King,  Jr. Day,
Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving  and Christmas,  and on the preceding  Friday or subsequent  Monday when one of these  holidays  falls on a Saturday  or Sunday,  respectively.  Net asset  value  per share is  determined  separately  for each  class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.  The per share net asset value may be lower for  certain  classes  of the Fund  because  of higher  expenses  borne by these classes.

An equity  security is valued at its most  recent  sale price on the  security's primary  exchange  or  over-the-counter  ("OTC")  market as of the  Value  Time.
Lacking any sales,  the  security is valued at the  calculated  mean between the most recent bid quotation and the most recent asked  quotation (the  "Calculated
Mean")  on such  exchange  or OTC  market  as of the  Value  Time.  If it is not possible to determine the  Calculated  Mean,  the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets,  the closing price reported by the exchange or OTC market  (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows.  Money market instruments  purchased with an  original or  remaining  maturity  of 60 days or less,  maturing at par,  are valued at amortized  cost.  Other money market  instruments  are valued based on information  obtained from an approved  pricing agent or, if such information is not readily  available,  by using  matrix  pricing  techniques  (formula  driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved  pricing agent (which are intended to reflect the mean between the bid and asked prices), if available,  and otherwise at the mean of the most recent bid and asked quotations or evaluated  prices, as applicable,
based  on   quotations   or  evaluated   prices   obtained   from  one  or  more
broker-dealers.  Privately  placed  debt  securities,  other than Rule 144A debt securities,  initially are valued at cost and  thereafter  based on all relevant factors  including  type  of  security,  size of  holding  and  restrictions  on disposition.  Municipal  debt  securities  are valued at prices  supplied  by an approved  pricing  agent (which are intended to reflect the mean between the bid and the asked  prices),  if  available,  and  otherwise  at the mean of the most
recent  bid  and  asked   quotations   or  evaluated   price   obtained  from  a
broker-dealer.  Other debt  securities not addressed  above are valued at prices supplied by an approved  pricing agent, if available,  and otherwise at the most recent bid quotation or evaluated  price,  as  applicable,  obtained from one or more  broker-dealers.  If it is not possible to value a particular debt security pursuant to the above  methods,  the  security is valued on the basis of factors including  (but not limited to)  maturity,  coupon,  creditworthiness,  currency denomination,  and the  movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments  is valued at its most recent sale price on the  relevant  exchange.
Lacking any sales,  the option contract is valued at the Calculated  Mean. If it is not possible to determine the Calculated  Mean, the option contract is valued at the most recent bid quotation in the case of a purchased  option  contract or the most recent asked  quotation in the case of a written  option  contract,  in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the  broker-dealer  with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available,  on the exchange on which they are traded most extensively.
With the exception of stock index futures  contracts  which trade on the Chicago
Mercantile Exchange,  closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on
the  Chicago  Mercantile  Exchange,   closing  settlement  prices  are  normally
available at  approximately  4:20 p.m.  Eastern time. If no settlement  price is available, the last traded price on such exchange will be used.

If market  quotations  for a portfolio  asset are not readily  available  or the value of a portfolio  asset as  determined  in  accordance  with Board  approved procedures does not represent the fair market value of the portfolio  asset, the value of the portfolio  asset is taken to be an amount which,  in the opinion of the  Fund's  Pricing  Committee  (or,  in  some

                                       37

cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly  reflect the fair market value of the asset on the  valuation date,  based on  valuation  procedures  adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information  regarding the Board Members of the  Corporation.  Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal  occupation(s)  noted in the table for at least the most recent five years, although not necessarily in the same capacity,  and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member"), is
c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until  such Board  Member  sooner  dies,  resigns,  is  removed or as  otherwise provided in the governing  documents of the  Corporation.  Because the Fund does not hold an annual meeting of  shareholders,  each Board Member will hold office for an  indeterminate  period.  The  Board  Members  may also  serve in  similar capacities with other funds in the DWS fund complex.

Independent Board Members

-----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                                  Number of Funds
 Corporation and Length    Business Experience and                                                  in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                    Complex Overseen
-----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive Fellow,              75
Chairperson since 2006     Center for Business Ethics, Bentley College; formerly, Partner, Palmer
Board Member since         & Dodge (1988-1990); Vice President of Corporate Affairs and General
2006                       Counsel, Filene's (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007);
                           Director of ICI Mutual Insurance Company (since 2007); Advisory Board,
                           Center for Business Ethics, Bentley College; Trustee, Southwest Florida
                           Community Foundation (charitable organization); Former Directorships:
                           Investment Company Institute (audit, executive, nominating committees)
                           and Independent Directors Council (governance, executive committees)
-----------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      Vice Chair, WGBH Educational Foundation. Directorships: Association of           75
 (1943)                    Public Television Stations; Becton Dickinson and Company (1) (medical
 Board Member since        technology company); Belo Corporation (1) (media company); Boston
 2006                      Museum of Science; Public Radio International. Former Directorships:
                           American Public Television; Concord Academy; New England Aquarium;
                           Mass. Corporation for Educational Telecommunications; Committee for
                           Economic Development; Public Broadcasting Service
-----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of private           75
Board Member since         equity funds). Directorships: Progressive Holding Corporation (kitchen
2006                       goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)
-----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                      75
(1945)                     (1997-present); Member, Finance Committee, Association for Asian
Board Member since         Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US)
2006                       (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
-----------------------------------------------------------------------------------------------------------------------

                                       38

-----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                                  Number of Funds
 Corporation and Length    Business Experience and                                                  in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                    Complex Overseen
-----------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New            75
(1937)                     York University (since September 1965); Director, Japan Equity Fund,
Board Member since         Inc. (since January 1992), Thai Capital Fund, Inc. (since January
2002                       2000), Singapore Fund, Inc. (since January 2000), National Bureau of
                           Economic Research (since January 2006). Formerly, Trustee, TIAA
                           (pension funds) (January 1996-January 2000); Trustee, CREF and CREF
                           Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual
                           Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds
                           (January 1985-January 2001)
-----------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance            75
(1946)                     Department, The Wharton School, University of Pennsylvania (since July
Board Member since         1972); Co-Director, Wharton Financial Institutions Center (since July
2002                       2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division
                           (July 1995-June 2000); Director, Lauder Institute of International
                           Management Studies (July 2000-June 2006)
-----------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since          75
(1933)                     1995). Formerly, Trustee of various investment companies managed by Sun
Board Member since         Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management
2002                       (1985-2001) and Weiss, Peck and Greer (1985-2005)
-----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts                 75
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas Jefferson
Board Member since         Foundation (charitable organization) (1994 to present); Trustee,
1995                       Executive Committee, Philadelphia Chamber of Commerce (2001 to
                           present). Formerly, Executive Vice President, The Glenmede Trust
                           Company (investment trust and wealth management) (1983 to 2004); Board
                           Member, Investor Education (charitable organization) (2004-2005);
                           Director, Viasys Health Care (1) (January 2007-June 2007).
-----------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                    75
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988);
2002                       President, John Hancock Home Mortgage Corporation (1984-1986); Senior
                           Vice President of Treasury and Financial Services, John Hancock Mutual
                           Life Insurance Company, Inc. (1982-1986)
-----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual funds          75
(1946)                     managed by Sun Capital Advisers, Inc. (since October 1998). Formerly,
Board Member since         Pension & Savings Trust Officer, Sprint Corporation((1))
2002                       (telecommunications) (November 1989-September 2003)
-----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government               75
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
2006                       Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual
                           Fund Directors Forum (2002-2004), American Bar Retirement Association
                           (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
-----------------------------------------------------------------------------------------------------------------------

                                       39

-----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                                  Number of Funds
 Corporation and Length    Business Experience and                                                  in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                    Complex Overseen
-----------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);                 73
(1936)                     formerly, President (interim) of Williams College (1999-2000);
Board Member since         formerly, President of certain funds in the Deutsche Asset Management
2006                       family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation
                           (trucking); American Science & Engineering (x-ray detection equipment).
                           Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation
                           (Amtrak) Waste Management, Inc. (solid waste disposal); formerly,
                           Chairman and Member, National Transportation Safety Board
-----------------------------------------------------------------------------------------------------------------------

Interested Board Member

-----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                                  Number of Funds
 Corporation and Length    Business Experience and                                                    in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                    Complex Overseen
-----------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset          81
 (1958)                    Management Americas; CEO of DWS Scudder; formerly board member of DWS
 Board Member since        Investments, Germany (1999-2005); formerly, Head of Sales and Product
 2006                      Management for the Retail and Private Banking Division of Deutsche Bank
                           in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division
                           in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
-----------------------------------------------------------------------------------------------------------------------

Officers (3)

-----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the
 Corporation and Length     Business Experience and
 of Time Served             Directorships During the Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family
 (1965)                     of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product
 President, 2006-present    Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                            Operations, Merrill Lynch Asset Management (1999-2000)
-----------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management
 Vice President and
 Secretary, 2003-present
-----------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive
 (1963)                     Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
 Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
 2004-present               Management (1994-1998)
 Treasurer, 2005-present
-----------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life
 (1963)                     Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC
 Assistant Secretary,       (1998-2003)
 2005-present
-----------------------------------------------------------------------------------------------------------------------

                                       40

-----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the
 Corporation and Length     Business Experience and
 of Time Served             Directorships During the Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and
 (1962)                     Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
-----------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 2002-present
-----------------------------------------------------------------------------------------------------------------------
 Paul Antosca(6)            Director(4), Deutsche Asset Management (since 2006); Vice President, The Manufacturers
 (1957)                     Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
-----------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
-----------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(5) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager
 Anti-Money Laundering      for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager
 Compliance Officer,        for AXA Financial (1999-2004)
 2007-present
-----------------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
-----------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice
 (1951)                     President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc.
 Chief Legal Officer,       (1996-2006); Director, National Society of Compliance Professionals
 2006-present               (2002-2005)(2006-2009)
-----------------------------------------------------------------------------------------------------------------------

(1)      A publicly held company with securities  registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(2)      The  mailing  address  of Axel  Schwarzer  is c/o  Deutsche  Investment
         Management  Americas Inc.,  345 Park Avenue,  New York, New York 10154.
         Mr.  Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3)      As a result of their respective positions held with the Advisor,  these individuals are considered  "interested  persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds  similar  positions for other  investment  companies for which DIMA or an affiliate serves as the advisor.

                                       41

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the  Corporation  met ten (10) times during the calendar year ended
December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board  Committees.  Ms.  Driscoll  has served as Chair of the Board of the Funds since May 2006.

The Board has established the following  standing  committees:  Audit Committee,
Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight
Committee, Fixed Income Oversight Committee,  Marketing/Distribution/Shareholder
Service Committee,  Legal/Regulatory/Compliance Committee and Expense/Operations
Committee.

The Audit  Committee  assists the Board in  fulfilling  its  responsibility  for oversight of the quality and integrity of the accounting, auditing and financial reporting  practices  of the  applicable  Fund.  It also  makes  recommendations regarding the selection of an independent  registered public accounting firm for a Fund,  reviews the  independence of such firm,  reviews the scope of audit and internal  controls,  considers and reports to the Board on matters relating to a
Fund's  accounting and financial  reporting  practices,  and performs such other tasks as the full Board deems  necessary  or  appropriate.  The Audit  Committee
receives  annual   representations   from  the  independent   registered  public
accounting firm as to its  independence.  The members of the Audit Committee are
Keith R. Fox (Chair and Audit Committee Financial Expert),  Kenneth C. Froewiss,
Richard J. Herring,  Graham E. Jones,  Philip Saunders,  Jr., William N. Searcy,
Jr. and Jean  Gleason  Stromberg.  The Audit  Committee  held eight (8) meetings during the calendar year 2006.

The  Nominating/Corporate  Governance  Committee  (i)  recommends  to the  Board candidates  to serve as Board  Members and (ii)  oversees  and, as  appropriate, makes  recommendations  to the Board  regarding  other  fund  governance-related matters,  including but not limited to Board compensation practices,  retirement policies,  self-evaluations  of effectiveness,  review of possible  conflicts of interest  and  independence  issues  involving  Board  Members,  allocations  of assignments  and  functions  of  committees  of the Board,  and share  ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P.  Becton,  Jr.  (Chair),  Graham E. Jones,  Rebecca W. Rimel and Jean  Gleason
Stromberg.  The  Nominating/Corporate  Governance Committee (previously known as the  Committee on  Independent  Directors)  held three (3)  meetings  during the calendar year 2006.

The Valuation  Committee  oversees Fund  valuation  matters,  reviews  valuation procedures  adopted  by the  Board,  determines  the fair  value  of the  Fund's securities as needed in accordance  with the  valuation  procedures  when actual market  values are  unavailable  and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox,  Kenneth C.  Froewiss,  Martin J. Gruber,  Richard J. Herring and Philip
Saunders,  Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight  Committees,  one focusing on
Funds  primarily   investing  in  equity   securities  (the  "Equity   Oversight
Committee")  and one  focusing  on Funds  primarily  investing  in fixed  income securities  (the "Fixed Income  Oversight  Committee").  These  Committees  meet regularly with Fund portfolio managers and other investment  personnel to review the relevant  Funds'  investment  strategies  and  investment  performance.  The members of the Equity  Oversight  Committee are Henry P. Becton,  Jr., Martin J.
Gruber (Chair),  Richard J. Herring,  Rebecca W. Rimel, Philip Saunders, Jr. and
Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie
Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy,
Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

                                       42

The  Marketing/Distribution/Shareholder   Service  Committee  oversees  (i)  the
quality, costs and types of shareholder services provided to the Funds and their shareholders,  and (ii) the distribution-related  services provided to the Funds and their  shareholders.  The members of the  Marketing/Distribution/Shareholder
Service Committee are Martin J. Gruber,  Richard J. Herring (Chair),  Rebecca W.
Rimel,     Jean     Gleason     Stromberg     and    Carl    W.    Vogt.     The
Marketing/Distribution/Shareholder  Service  Committee  held  six  (6)  meetings during the calendar year 2006.

The  Legal/Regulatory/Compliance  Committee  oversees (i) the significant  legal affairs of the Funds, including the handling of pending or threatened litigation or  regulatory  action  involving  the Funds,  (ii) general  compliance  matters
relating   to  the  Funds  and  (iii)   proxy   voting.   The   members  of  the
Legal/Regulatory/Compliance  Committee  are  Henry P.  Becton,  Jr.,  Dawn-Marie
Driscoll,  Rebecca W. Rimel,  William N. Searcy, Jr., Jean Gleason Stromberg and
Carl W. Vogt (Chair).  The  Legal/Regulatory/Compliance  Committee  held six (6)
meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels,  (ii)  oversees the  provision of  administrative  services to the Fund, including the Fund's custody,  fund accounting and insurance  arrangements,  and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation  of  related  policies.  The  members  of the  Expense/Operations
Committee are Henry P. Becton, Jr., Dawn-Marie  Driscoll,  Keith R. Fox, Kenneth
C.  Froewiss,  Graham E. Jones  (Chair),  Philip  Saunders,  Jr. and  William N.
Searcy,  Jr. This  committee  held seven (7) meetings  during the calendar  year
2006.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues.
In 2006,  various ad hoc  committees of the Board held an  additional  seven (7)
meetings.

Remuneration.  Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Board Member for travel time to meetings,  attendance at directors'  educational
seminars  or  conferences,   service  on  industry  or  association  committees,
participation  as speakers at directors'  conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee  benefits such as pension or retirement  benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers,  directors,  employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct  compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates,  and as a result may be deemed to participate in fees paid by the Funds.  The following tables show  compensation  from the Fund and aggregate compensation  from all of the  funds in the DWS fund  complex  received  by each
Board Member during the calendar year 2006. Mr. Schwarzer became a member of the
Board on May 5,  2006,  is an  interested  person of the Funds and  received  no compensation  from the  Funds or any fund in the DWS  fund  complex  during  the relevant periods.

                                                            Total Compensation
                                  Aggregate Compensation      from Fund and
Name of Board Member                    from Fund           DWS Fund Complex(1)
--------------------                    ---------           -------------------

Henry P. Becton, Jr.(3)(5)                $527                   $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)           $735                   $251,000
Keith R. Fox(3)(4)(5)                     $564                   $195,000
Kenneth C. Froewiss(3)(4)(5)              $623                   $234,988
Martin J. Gruber(3)(5)                  $1,488                   $188,000
Richard J. Herring(3)(4)(5)             $1,285                   $184,000
Graham E. Jones(3)(4)(5)                $1,445                   $206,000
Rebecca W. Rimel(3)(5)                  $1,466                   $185,000
Philip Saunders, Jr.(3)(4)(5)           $1.632                   $207,000
William N. Searcy, Jr.(3)(4)(5)         $1,623                   $206,000

                                       43

                                                            Total Compensation
                                  Aggregate Compensation      from Fund and
Name of Board Member                    from Fund           DWS Fund Complex(1)
--------------------                    ---------           -------------------

Jean Gleason Stromberg(3)(4)(5)           $606                   $202,000
Carl W. Vogt(3)(5)                        $527                   $189,000

(1)      The DWS Fund Complex is composed of 155 funds as of December 31, 2006.

(2)      Includes  $50,000 in annual  retainer  fees in Ms.  Driscoll's  role as
         Chairperson of the Board.

(3)      For each Board Member,  except Mr. Becton,  Mr.  Froewiss and Mr. Vogt, total  compensation  for calendar year 2006 includes  compensation  for service  on  the  boards  of  34  trusts/corporations  comprised  of 87 funds/portfolios.  For Messrs.  Becton and Vogt total  compensation for calendar year 2006 includes  compensation  for service on the boards of
         32  trusts/corporations  comprised  of  85  funds/portfolios.  For  Mr.
         Froewiss   total   compensation   for  calendar   year  2006   includes
         compensation  for  services  on the  boards  of 37  trusts/corporations comprised of 90 funds/portfolios.

(4)      Aggregate  compensation  includes amounts paid to the Board Members for special  meetings of ad hoc committees of the board in connection  with the  possible  consolidation  of the various DWS Fund boards and funds, meetings for considering fund expense simplification  initiatives,  and consideration  of issues  specific  to the Funds'  direct  shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries).  Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss,  $1,000 for Dr. Herring, $16,000
         for Mr.  Jones,  $17,000 for Dr.  Saunders,  $16,000 for Mr. Searcy and
         $16,000  for Ms.  Stromberg.  These  meeting  fees  were  borne  by the applicable DWS Funds.

(5)      During  calendar year 2006,  the total number of funds overseen by each
         Board  Member was 87 funds,  except for Mr.  Becton and Mr.  Vogt,  who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund (1)

The  following  table shows the dollar range of equity  securities  beneficially owned by each Board  Member in the Fund and DWS Fund  Complex as of December 31,
2006.

                                               Dollar Range of                Aggregate Dollar Range of
                                             Beneficial Ownership         Ownership in all Funds Overseen by
                                           in DWS Equity Partners                    Board Member
Board Member                                         Fund                     in the DWS Fund Complex(2)
------------                                         ----                     --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                                 None                         Over $100,000
Dawn-Marie Driscoll                                  None                         Over $100,000
Keith R. Fox                                         None                         Over $100,000
Kenneth C. Froewiss                                  None                         Over $100,000
Martin J. Gruber                                     None                         Over $100,000
Richard J. Herring                                   None                         Over $100,000
Graham E. Jones                                      None                         Over $100,000
Rebecca W. Rimel                                     None                         Over $100,000
Philip Saunders, Jr.                                 None                         Over $100,000
William N. Searcy, Jr.                               None                         Over $100,000
Jean Gleason Stromberg                               None                         Over $100,000
Carl W. Vogt                                         None                         Over $100,000

                                       44

                                               Dollar Range of                Aggregate Dollar Range of
                                             Beneficial Ownership         Ownership in all Funds Overseen by
                                           in DWS Equity Partners                    Board Member
Board Member                                         Fund                     in the DWS Fund Complex(2)
------------                                         ----                     --------------------------

Interested Board Member:
------------------------

Axel Schwarzer                                       None                           Over $100,000

(1)      The amount shown  includes  share  equivalents of funds which the Board
         Member  is  deemed  to be  invested  pursuant  to the  Fund's  deferred
         compensation   plan.  The  inclusion   therein  of  any  shares  deemed
         beneficially  owned does not  constitute  an  admission  of  beneficial ownership of the shares.

(2)      Securities  beneficially  owned as defined  under the 1934 Act  include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities,  employment  ownership and securities  when the Board  Member can exert  voting power and when the
         Board Member has  authority to sell the  securities.  The dollar ranges
         are:  None,   $1-$10,000,   $10,001-$50,000,   $50,001-$100,000,   over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As  reported  to the Fund,  the  information  in the  following  table  reflects ownership by the Independent Board Members and their immediate family members of certain  securities as of December 31, 2006. An immediate family member can be a spouse,  children  residing in the same  household  including  step and adoptive children and any dependents.  The securities  represent ownership in the Advisor or principal  underwriter  of the Fund and any persons  (other than a registered investment company) directly or indirectly controlling,  controlled by, or under common control with the Advisor or principal  underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                               Owner and                                     Securities on     Class on an
Independent                 Relationship to                     Title of     an Aggregate       Aggregate
Board Member                  Board Member         Company        Class          Basis            Basis
------------                  ------------         -------        -----          -----            -----

Henry P. Becton, Jr.                                None
Dawn-Marie Driscoll                                 None
Keith R. Fox                                        None
Kenneth C. Froewiss                                 None
Martin J. Gruber                                    None
Richard J. Herring                                  None
Graham E. Jones                                     None
Rebecca W. Rimel                                    None
Philip Saunders, Jr.                                None
William N. Searcy, Jr.                              None
Jean Gleason Stromberg                              None
Carl W. Vogt                                        None

Securities Beneficially Owned

As of  September  7, 2007,  the Board  Members and  officers of the  Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of September 7, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

                                       45

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

PERSHING LLC                                                  955,015.89              21.20% of Institutional Class
JERSEY CITY NJ  07303-2052

NFS LLC FBO                                                   797,351.76              17.70% of Institutional Class
FIIOC AS AGENT FBO
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY  41015-1987

WELLS FARGO BANK NA FBO                                       480,003.36              10.66% of Institutional Class
NMC LLC 401K SAVINGS
MINNEAPOLIS MN  55480-1533

MERCANTILE SAFE DEP & TRUST CO                                475,826.40              10.56% of Institutional Class
FBO CALVERT SCHOOL PENSION PLAN
ATTN MUTUAL FUNDS
LINTHICUM MD  21090

STATE STREET BANK & TRUST CO                                  415,680.11              9.23% of Institutional Class
CUST FBO SCUDDER PATHWAY SERIES
GROWTH PORTFOLIO
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  370,194.57              8.22% of Institutional Class
CUST FBO SCUDDER PATHWAY SERIES
BALANCED PORTFOLIO
QUINCY MA  02171-2105

MLPF&S FOR THE SOLE BENEFIT OF                                 35,506.22                    15.38% of Class B
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF                                 35,776.99                    8.60% of Class C
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory  action related to possible improper market timing or other improper trading activity or possible improper  marketing and sales  activity  in the Funds,  each Fund's  investment  advisor has agreed, subject to  applicable  law and  regulation,  to indemnify and hold harmless the applicable  Funds  against  any and all loss,  damage,  liability  and  expense, arising  from  market  timing or  marketing  and sales  matters  alleged  in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment  advisor  ("Enforcement  Actions") or that are the basis for private  actions  brought by shareholders of the Funds against the Funds,  their directors and officers,  the Funds' investment  advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may  be  threatened  or  commenced  in  the  future  by  any  person  (including governmental authorities), arising from or similar to the matters alleged in the
Enforcement Actions or Private Litigation.  In recognition of its undertaking to indemnify  the  applicable  Funds  and in  light of the  rebuttable  presumption generally  afforded to independent  directors/trustees  of investment  companies that they have

                                       46

not  engaged in  disabling  conduct,  each  Fund's  investment  advisor has also agreed,  subject to applicable law and  regulation,  to indemnify the applicable
Funds'  Independent   Directors  against  certain  liabilities  the  Independent
Directors  may incur  from the  matters  alleged in any  Enforcement  Actions or
Private  Litigation  or arising  from or similar to the  matters  alleged in the
Enforcement  Actions or Private  Litigation,  and advance  expenses  that may be incurred by the Independent  Director in connection with any Enforcement Actions or Private  Litigation.  The  applicable  investment  advisor  is not,  however, required  to provide  indemnification  and  advancement  of  expenses:  (1) with respect to any proceeding or action with respect to which the applicable  Fund's
Board determines that the Independent  Director ultimately would not be entitled to indemnification  or (2) for any liability of the Independent  Director to the
Funds or their shareholders to which the Independent Director would otherwise be subject  by reason of  willful  misfeasance,  bad  faith,  gross  negligence  or reckless disregard of the Independent Director's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding.
The  estimated  amount of any expenses  that may be advanced to the  Independent
Directors or indemnity  that may be payable  under the  indemnity  agreements is currently  unknown.  These  agreements  by each Fund's  investment  advisor will survive the  termination of the  investment  management  agreements  between the applicable investment advisor and the Funds.

Code of Ethics

The Fund, the Advisor, the Subadvisor and the Fund's principal  underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and  employees of the  Advisor,  Subadvisor  and  principal underwriter are permitted to make personal  securities  transactions,  including transactions in securities that may be purchased or held by the Fund, subject to requirements and  restrictions  set forth in the applicable Code of Ethics.  The
Advisor's and Subadvisor's  Codes of Ethics contain  provisions and requirements designed to identify and address certain  conflicts of interest between personal investment  activities  and the interests of the Fund.  Among other things,  the
Advisor's  and   Subadvisor's   Codes  of  Ethics  prohibit   certain  types  of
transactions  absent prior approval,  imposes time periods during which personal transactions may not be made in certain  securities,  and require the submission
of  duplicate  broker   confirmations  and  quarterly  reporting  of  securities
transactions.  Additional  restrictions  apply to portfolio  managers,  traders, research  analysts  and others  involved  in the  investment  advisory  process.
Exceptions to these and other provisions of the Advisor's and Subadvisor's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Pursuant  to  Deutsche  Asset  Management  procedures  approved by the Boards on behalf of the DWS funds,  proof of claim forms are routinely  filed on behalf of the  DWS  funds  by  a  third  party  service  provider,  with  certain  limited exceptions.  The Boards of the DWS funds receive periodic reports  regarding the implementation of these procedures.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

The Fund has retained the services of Deutsche  Investment  Management  Americas
Inc. ("DIMA" or the "Advisor") as the investment advisor. DIMA is located at 345
Park Avenue, New York, New York, 10154.

On March 31, 2007, the Fund's previous Advisor, Investment Company Capital Corp.
("ICCC"),  merged into DIMA.  Prior to March 31, 2007,  ICCC was the  investment advisor  to the Fund.  As a result  of the  merger,  DIMA is now the  investment advisor.  The new investment  management agreement with DIMA was approved by the
Board and is identical in substance to the prior investment management agreement recently approved by shareholders (the "Investment Management Agreement").

The  Advisor  is an  indirect,  wholly  owned  subsidiary  of  Deutsche  Bank AG
("Deutsche  Bank").  Deutsche Bank is a banking  company with limited  liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group  consisting of banks,  capital markets  companies,
fund  management   companies,   mortgage  banks,  a  property  finance  company,
installments financing and leasing companies,  insurance companies, research and consultancy companies and other domestic and foreign companies.

                                       47

DeAM is the  marketing  name in the US for the asset  management  activities  of
Deutsche Bank, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust Company
Americas and DWS Trust Company.  DeAM is a global asset management  organization that  offers a wide  range  of  investing  expertise  and  resources,  including hundreds of portfolio  managers and analysts and an office  network that reaches the world's major investment  centers.  This  well-resourced  global  investment platform  brings  together a wide variety of experience and investment  insight, across  industries,  regions,  asset  classes and investing  styles.  DIMA is an indirect,  wholly owned  subsidiary of Deutsche  Bank.  Deutsche Bank is a major global  banking  institution  that  is  engaged  in a wide  range  of  financial services,  including  investment  management,  mutual fund, retail,  private and commercial banking,  investment banking and insurance. The term "DWS Scudder" is the  designation  given to the products  and  services  provided by DeAM and its affiliates to the DWS Mutual Funds.

Pursuant to the Investment Management Agreement, the Advisor provides continuing investment  management of the assets of the Fund. In addition to the  investment management of the assets of the Fund, the Advisor  determines the investments to be made for the Fund,  including what portion of its assets remain uninvested in cash or cash  equivalents,  and with whom the orders for investments are placed, consistent  with the Fund's  policies as stated in its Prospectus and SAI, or as adopted by the Fund's Board.  The Advisor will also  monitor,  to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor  provides  assistance to the Fund's Board in valuing the  securities and other  instruments  held by the Fund, to the extent  reasonably  required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management  Agreement,  (unless otherwise provided in the agreement or as  determined by the Fund's Board and to the extent  permitted by applicable  law), the Advisor pays the  compensation  and expenses of all the
Board  members,  officers,  and executive  employees of the Fund,  including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The  Investment  Management  Agreement  provides  that  the  Fund  is  generally responsible  for expenses  that  include:  fees payable to the Advisor;  outside legal,  accounting  or auditing  expenses,  including  with  respect to expenses related to negotiation,  acquisition or  distribution of portfolio  investments;
maintenance  of books and records that are  maintained  by the Fund,  the Fund's custodian,  or other agents of the Fund; taxes and  governmental  fees; fees and
expenses   of  the   Fund's   accounting   agent,   custodian,   sub-custodians,
depositories,  transfer  agents,  dividend  reimbursing  agents and  registrars;
payment  for  portfolio  pricing  or  valuation   services  to  pricing  agents,
accountants,  bankers and other specialists,  if any;  brokerage  commissions or other costs of  acquiring  or disposing  of any  portfolio  securities  or other instruments  of the  Fund;  and  litigation  expenses  and  other  extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment  Management  Agreement  allows the Advisor to delegate any of its duties under the  Agreement to a  subadvisor,  subject to a majority vote of the
Board of the Fund,  including  a  majority  of the Board who are not  interested persons of the Fund, and, if required by applicable  law,  subject to a majority vote of the Fund's shareholders.

The  Investment  Management  Agreement  provides  that the Advisor  shall not be liable for any error of judgment  or mistake of law or for any loss  suffered by the Fund in  connection  with matters to which the agreement  relates,  except a loss resulting from willful  malfeasance,  bad faith or gross  negligence on the part of the Advisor in the performance of its duties or from reckless  disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management  Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

In addition,  the Board and  shareholders  have  approved a subadvisor  approval policy for the Fund (the "Subadvisor Approval Policy").  The Subadvisor Approval
Policy  permits the Advisor,  subject to the approval of the Board,  including a majority of its independent  board members,  to appoint and replace  subadvisors and to amend  sub-advisory  contracts  without obtaining  shareholder  approval.
Under the Subadvisor Approval Policy, the Board, including its independent board members,  will continue to evaluate and approve all new  sub-advisory  contracts

                                       48

between the Advisor and any  subadvisor,  as well as all changes to any existing sub-advisory  contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive  relief from existing rules. The
Fund and the Advisor would be subject to certain  conditions  imposed by the SEC
(and  certain  conditions  that  may be  imposed  in the  future  within  either exemptive  relief or a rule) to ensure  that the  interests  of the Fund and its shareholders  are  adequately  protected  whenever  the  Advisor  acts under the
Subadvisor Approval Policy, including any shareholder notice requirements.

The Fund pays the Advisor an  advisory  fee at the annual rate of 0.915% for the first $50 million of average  daily net assets,  0.765% for the next $50 million of average  daily net assets,  0.715% for the next $100 million of average daily net assets,  0.615% for daily net assets over $200  million.  The fee is payable monthly,  provided  that the Fund  will  make such  interim  payments  as may be requested by the Advisor not to exceed 79% of the amount of the fee then accrued on the books of the Fund and unpaid.  Prior to July 1, 2006,  the Fund paid ICCC an annual  fee  based on the  Fund's  average  daily  net  assets.  That fee was calculated daily and paid monthly,  at the following annual rates:  1.00% of the first  $50  million,  0.85%  of the  next $50  million,  0.80% of the next  $100 million, and 0.70% of the amount in excess of $200 million.

The advisory fees paid by the Fund for its last three fiscal years ending May 31 are shown in the table below.

                                    Year Ended May 31,
Fees Paid To:       2007                   2006                  2005
-------------       ----                   -----                 ----

DIMA                 $3,112,5860                     $0                    $0
ICCC                          $0             $2,964,149            $2,367,342

Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fees and reimburse or pay operating  expenses of the fund to the extent necessary to maintain the fund's total operating  expenses at ratios no higher than 2.10% for Class B shares,  excluding certain expenses such as extraordinary  expenses,  taxes,  brokerage,  interest and organizational and offering expenses,  and proxy expenses.  Although there can be no assurance that the current waiver/expense  reimbursement  arrangement will be maintained beyond
September  30,  2008,  the Advisor has  committed to review the  continuance  of waiver/expense reimbursement arrangements by September 30, 2008.

The Advisor may enter into  arrangements with affiliates and third party service providers to perform  various  administrative,  back-office  and other  services relating to client accounts.  Such service providers may be located in the US or in non-US jurisdictions.

Subadvisor

Alex.  Brown  Investment  Management  LLC  ("ABIM"),  the Fund's  Subadvisor,  a
registered  investment advisor, is a Maryland Limited Liability Company owned by
J. Dorsey Brown;  Buppert,  Behrens & Owens,  Inc. (a company organized by three principals of ABIM); R. Hutchings Vernon; Richard W. Palmer; Joseph J. Quingert;
Patrick J. O'Brien and Nina K. Yudell.  DIMA also serves as  investment  advisor and ABIM also serves as subadvisor to other funds in the DWS family of funds.

Under the Investment Management Agreement,  DIMA obtains and evaluates economic, statistical  and financial  information  to formulate  and implement  investment policies for the Fund. DIMA has delegated this  responsibility to ABIM, provided that DIMA  continues to supervise the  performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by DIMA or ABIM will at all times be subject to the  policies and control of the Fund's Board of
Directors.  DIMA will  provide  the Fund with  office  space  for  managing  its affairs,  with the  services of required  executive  personnel  and with certain clerical and bookkeeping services and facilities. These services are provided by
DIMA  without  reimbursement  by the Fund for any costs.  Neither  DIMA nor ABIM shall be liable to the Fund or its  shareholders for any act or omission by DIMA or ABIM or any losses

                                       49

sustained  by the  Fund  or its  shareholders  except  in the  case  of  willful misfeasance,  bad faith,  gross negligence,  or reckless  disregard of duty. The services  of DIMA and ABIM to the Fund are not  exclusive  and DIMA and ABIM are free to render similar services to others.

As compensation  for its services,  ABIM is entitled to receive a fee from DIMA, payable from its advisory  fee,  based on the Fund's  average  daily net assets.
This fee is calculated daily and payable monthly, at the annual rate of 0.65% of the first $50  million  of  average  daily  net  assets,  0.50% of the next $150 million of average  daily net assets,  and 0.40% of the amount over $200 million of average daily net assets.

Sub-advisory  fees paid by DIMA,  (and  previously by ICCC) to ABIM for the last three fiscal years were as follows:

                                   Year Ended May 31,
Fees Paid To:         2007                2006               2005
-------------         ----                -----              ----

ABIM                $2,050,559          $6,358,839        $1,436,726

Administrative Service Agreement

The Fund recently  entered into an  administrative  services  agreement with the
Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including,  among others, providing the Fund with personnel,  preparing and making required filings on behalf of the
Fund,  maintaining  books and records for the Fund, and monitoring the valuation of Fund securities.  For all services provided under the Administrative Services
Agreement,  the Fund pays the Advisor a fee, computed daily and paid monthly, of
0.100% of the Fund's average daily net assets. For the fiscal year ended May 31,
2007, the Advisor  received an  administrative  fee of $413,517 of which $41,109 was unpaid by the Fund. Under the Administrative Services Agreement, the Advisor
is obligated on a continuous  basis to provide such  administrative  services as the Board of the Fund reasonably  deems necessary for the proper  administration of the Fund.  The Advisor  provides  the Fund with  personnel;  arranges for the preparation  and filing of the Fund's tax returns;  prepares and submits reports and meeting  materials  to the Board and the  shareholders;  prepares  and files updates to the Fund's  Prospectuses  and statement of additional  information as well as other  reports  required  to be filed by the SEC;  maintains  the Fund's
records;   provides  the  Fund  with  office  space,   equipment  and  services;
supervises,  negotiates  the contracts of and monitors the  performance of third parties contractors;  oversees the tabulation of proxies; monitors the valuation of portfolio  securities and monitors compliance with  Board-approved  valuation procedures; assists in establishing the accounting and tax policies of the Fund;
assists in the  resolution of  accounting  issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills;  assists in determining  the amount of dividends and  distributions  available  to be paid by the  Fund,  prepares  and  arranges dividend  notifications  and provides  information to agents to effect  payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public  relations  matters;  and monitors the  registration of shares under applicable federal and state law. The Advisor also performs certain fund  accounting  services  under the  Administrative  Services  Agreement.  The
Administrative  Services  Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance,  bad faith or  negligence  in the  performance  of its  duties  or from the  reckless disregard by it of its duties and obligations thereunder.

Pursuant to an  agreement  between the  Administrator  and State Street Bank and
Trust Company ("SSB"),  the Administrator  has delegated certain  administrative functions  to SSB. The costs and  expenses of such  delegation  are borne by the
Administrator, not by the Fund.

Pursuant  to  Deutsche  Asset  Management  procedures  approved by the Boards on behalf of the DWS funds,  proof of claim forms are routinely  filed on behalf of the  DWS  funds  by  a  third  party  service  provider,  with  certain  limited exceptions.  The Boards of the DWS funds receive periodic reports  regarding the implementation of these procedures.

                                       50

Compensation of Portfolio Managers

All  portfolio  managers at ABIM are paid a fixed salary and bonuses,  which are paid out of a bonus pool that is calculated as a percentage of ABIM's  operating income.  Portfolio  managers  that have an  ownership  interest in ABIM are paid bonuses which are a fixed percentage of the bonus pool.  Non-ownership portfolio
managers  are   compensated   according  to   management's   judgment  of  their
contributions  to the firm vs. a set of goals  that are  established  each year.
These goals are not firm-wide and vary according to the portfolio manager.

There is no  difference  in  compensation,  or in the method  used to  determine compensation,  for the  management  of the  fund  vs.  the  management  of other accounts.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned  beneficially  and of record  by each  member of the  Fund's  portfolio  management  team in the Fund, including  investments  by  their  immediate  family  members  sharing  the same household and amounts  invested  through  retirement  and deferred  compensation plans.  This  information  is provided as of the Fund's most recent  fiscal year end.

Name of                                                Dollar Range of
Portfolio Manager                                     Fund Shares Owned
-----------------                                     -----------------

Hobart C. Buppert II                                 $100,001 - $500,000
Lee S. Owen                                            Over $1 million
Nina K. Yudell                                        $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund,  the Fund's  portfolio  managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio  manager,  the number and asset size of (1) SEC registered  investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other  accounts  (e.g.,  accounts  managed for  individuals or organizations)  managed by each  portfolio  manager.  The  tables  also show the number of  performance  based fee  accounts,  as well as the total assets of the accounts for which the advisory fee is based on the  performance of the account.
This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                             Number of                                        Number of Investment        Total Assets of
                             Registered       Total Assets of Registered      Company Accounts with      Performance-Based
Name of Portfolio            Investment               Investment                  Performance-                  Fee
Manager                      Companies                Companies                     Based Fee                Accounts
-------                      ---------                ---------                     ---------                --------

Hobart C. Buppert II             2                 $884,196,565                         0                       $0
Lee S. Owen                      1                 $489,730,867                         0                       $0
Nina K. Yudell                   1                 $489,730,867                         0                       $0

Other Pooled Investment Vehicles Managed:

                              Number of                                          Number of Pooled         Total Assets of
                                Pooled          Total Assets of Pooled          Investment Vehicle       Performance-Based
Name of Portfolio             Investment              Investment                   Accounts with                Fee
Manager                        Vehicles                Vehicles                Performance-Based Fee          Accounts
-------                        --------                --------                ---------------------          --------

Hobart C. Buppert II              0                       $0                             0                       $0

                                       51

                              Number of                                          Number of Pooled         Total Assets of
                                Pooled          Total Assets of Pooled          Investment Vehicle       Performance-Based
Name of Portfolio             Investment              Investment                   Accounts with                Fee
Manager                        Vehicles                Vehicles                Performance-Based Fee          Accounts
-------                        --------                --------                ---------------------          --------

Hobart C. Buppert II              0                       $0                             0                       $0
Lee S. Owen                       0                       $0                             0                       $0
Nina K. Yudell                    0                       $0                             0                       $0

Other Accounts Managed:

                                                                                                          Total Assets of
                              Number of                                      Number of Other Accounts    Performance-Based
Name of Portfolio               Other              Total Assets of              with Performance-               Fee
Manager                        Accounts             Other Accounts                  Based Fee                Accounts
-------                        --------             --------------                  ---------                --------

Hobart C. Buppert II              33                   $875,767,660                     0                       $0
Lee S. Owen                       37                 $1,251,873,940                     0                       $0
Nina K. Yudell                    26                   $195,312,319                     0                       $0

Real,  potential  or apparent  conflicts  of interest may arise when a portfolio manager has day-to-day  portfolio  management  responsibilities  with respect to more than one fund or account, including the following:

o        Certain  investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio  management team.  Investment decisions for the
         Fund  and  other  clients  are  made  with a view  to  achieving  their respective  investment  objectives  and  after  consideration  of  such factors as their current holdings,  availability of cash for investment and the size of their investments  generally. A particular security may be bought or sold for only one client or in  different  amounts  and at different times for more than one but less than all clients.  Likewise,
         because   clients  of  the  Advisor  may  have   differing   investment
         strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results  achieved for the Fund may differ from the results achieved for other  clients of the Advisor.  In addition,  purchases or sales of the same  security  may be made for two or more clients on the same day. In such event,  such transactions will be allocated among the clients in a manner  believed by the Advisor to be most  equitable  to each  client, generally utilizing a pro rata allocation  methodology.  In some cases, the allocation  procedure could  potentially  have an adverse effect or positive  effect on the price or amount of the securities  purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o        To the  extent  that  a  portfolio  manager  has  responsibilities  for managing  multiple client  accounts,  a portfolio  manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio  management teams by  investment  strategy and by  employing  similar  investment  models across multiple client accounts.

o        In some cases, an apparent  conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with  respect to other  accounts it manages.  The Advisor  will not determine  allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance  deviations for accounts with like strategies.

In  addition  to the  accounts  above,  an  investment  professional  may manage accounts in a personal  capacity that may include  holdings that are similar to, or the same as,  those of the fund.  ABIM has in place a Code of Ethics  that is designed to address conflicts of interest and that, among other things,  imposes restrictions on the ability of portfolio  managers and other "access persons" to invest in  securities  that may be  recommended  or traded in the Fund and other client accounts.

                                       52

The Advisor is owned by Deutsche Bank AG, a  multi-national  financial  services company.  Therefore,  the Advisor is affiliated  with a variety of entities that provide, and/or engage in commercial banking, insurance,  brokerage,  investment banking,  financial  advisory,  broker-dealer  activities  (including  sales and trading),  hedge funds, real estate and private equity investing, in addition to the provision of investment  management services to institutional and individual investors.  Since  Deutsche  Bank AG, its  affiliates,  directors,  officers and employees (the "Firm") are engaged in businesses  and have interests  other than
managing  asset  management  accounts,   such  other  activities  involve  real,
potential or apparent  conflicts of interests.  These  interests and  activities include potential  advisory,  transactional  and financial  activities and other interests  in  securities  and  companies  that may be  directly  or  indirectly purchased  or sold by the Firm for its  clients'  advisory  accounts.  These are considerations  of which  advisory  clients  should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's  advisory  clients.
The Advisor has  instituted  business and  compliance  policies,  procedures and disclosures  that are  designed to identify,  monitor and mitigate  conflicts of interest and, as appropriate, to report them to the Fund's Board.

Transfer Agent

DWS Scudder  Investments  Service  Company  ("DWS-SISC"),  an  affiliate  of the
Advisor,  serves as the Fund's  transfer  agent and  dividend  disbursing  agent pursuant to a transfer agency  agreement.  Under its transfer  agency  agreement with the Fund,  DWS-SISC maintains the shareholder account records for the Fund, handles certain  communications  between shareholders and the Fund and causes to be distributed any dividends and distributions  payable by the Fund. ICCC may be reimbursed by the Fund for its out-of-pocket expenses. For the fiscal year ended
May 31, 2007,  the amount  charged to the Fund by DWS-SISC  for transfer  agency services aggregated $367,147, of which $53,091 was unpaid at May 31, 2007.

The Transfer  Agent receives an annual service fee for each account of the Fund, based on the type of account.  For open retail  accounts,  the fee is a flat fee ranging from $20.00 to $27.50 per account,  for open  wholesale  money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October  2006,  indexed to  inflation)  plus an asset  based fee of up to
0.25% of  average  net  assets.  1/12th of the  annual  service  charge for each account is  charged  and  payable to the  Transfer  Agent each  month.  A fee is charged for any account  which at any time during the month had a share  balance in the  Fund.  Smaller  fees are also  charged  for  closed  accounts  for which information  must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain  out-of-pocket  expenses  incurred  by  the  Transfer  Agent,  including expenses of printing and mailing  routine fund  disclosure  documents,  costs of record retention and transaction  processing costs are reimbursed by the Fund or are paid  directly  by the  Fund.  Certain  additional  out-of-pocket  expenses, including costs of computer  hardware and software,  third party  record-keeping and processing of proxy statements,  may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer  agency  agreement  between DWS-SISC and DST Systems,
Inc. ("DST"),  DWS-SISC has delegated certain transfer agent and dividend paying agent  functions to DST. The costs and expenses of such  delegation are borne by
DWS-SISC, not by the Fund.

Accounting

Prior to July 1, 2006,  ICCC provided  certain  accounting  services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these serviced,  ICCC received an annual fee,  calculated daily and paid monthly as shown below.

Average Daily Net Assets                   Incremental Fee
------------------------                   ---------------

0 - $10,000,000                              $13,000 (fixed fee)
$10,000,000 - $20,000,000                          0.100%
$20,000,000 - $30,000,000                          0.080%
$30,000,000 - $40,000,000                          0.060%

                                       53

Average Daily Net Assets                   Incremental Fee
------------------------                   ---------------

$40,000,000 - $50,000,000                          0.050%
$50,000,000 - $60,000,000                          0.040%
$60,000,000 - $70,000,000                          0.030%
$70,000,000 - $100,000,000                         0.020%
$100,000,000 - $500,000,000                        0.015%
$500,000,000 - $1,000,000,000                      0.005%
over $1,000,000,000                                0.001%

For the fiscal year ended May 31, 2006,  the amount  charged to the Fund by ICCC aggregated $99,548, of which $10,050 was unpaid.

In  addition,  the Fund  reimbursed  ICCC for  certain  out of  pocket  expenses incurred in connection with ICCC's  performance of its services under the Master
Services Agreement  including express delivery service,  independent pricing and storage.

At its expense,  ICCC  delegated its fund  accounting  and related duties to DWS
Scudder Fund Accounting Corporation  ("DWS-SFAC"),  an affiliate of the Advisor.
DWS-SFAC  and  ICCC   retained  SSB  and  Trust   Company  to  provide   certain
administrative, fund accounting and record-keeping services to the Fund.

Custodian

SSB is the Fund's  custodian.  State  Street is located at One  Heritage  Drive,
JPB/2N, North Quincy, MA 02171. As custodian,  State Street will hold the Fund's assets.  Prior to July 18, 2003, Deutsche Bank Trust Company Americas (formerly,
Bankers Trust Company) 100 Plaza One, Jersey City, New Jersey,  07311, served as custodian for the Fund pursuant to a custodian agreement.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of the Fund included in the Fund's Prospectuses and the
Financial  Statements  incorporated by reference in this Statement of Additional
Information  have been so included or  incorporated  by reference in reliance on
the  report  of   PricewaterhouseCoopers   LLP,  independent  registered  public
accounting firm, 125 High Street, Boston, MA 02110-2624,  given on the authority of said firm as experts in auditing and accounting.  PricewaterhouseCoopers  LLP audits the financial  statements of the Fund and provides  other audit,  tax and related services.  Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Willkie Farr & Gallagher  LLP,  787 Seventh  Avenue,  New York,  New York 10019,
serves as counsel to the Fund.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624,  serves as counsel to the Independent Trustees to the Trust.

                           DISTRIBUTION OF FUND SHARES

DWS-SDI, an affiliate of the Advisor, serves as the distributor of each class of the Fund's shares pursuant to a Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC  Distributors,  Inc.,  the  distributor of the Fund prior to August 19,
2002.  DWS-SDI enters into Selling Group Agreements with certain  broker-dealers
(each a  "Participating  Dealer").  If a  Participating  Dealer  previously  had agreements  in place  with  DWS-SDI  and ICC  Distributors,  Inc.,  the  DWS-SDI agreement will control.  If the  Participating  Dealer did not have an agreement with DWS-SDI,  then the terms of the assigned ICC Distributors,  Inc.  agreement will remain in effect. These Selling Group Agreements may be terminated by their

                                       54

terms or by the terms of the Distribution Agreement, as applicable. DWS-SDI is a wholly  owned  subsidiary  of  Deutsche  Bank AG. The address for DWS-SDI is 222
South Riverside Plaza, Chicago, IL 60606.

The  Distribution  Agreement  provides  that  the  Distributor  shall:  (i)  use reasonable efforts to sell shares upon the terms and conditions contained in the
Distribution  Agreement and the Fund's then-current  Prospectuses;  (ii) use its best  efforts to conform  with the  requirements  of all  federal and state laws relating to the sale of the Shares;  (iii) adopt and follow procedures as may be necessary  to  comply  with the  requirements  of the  National  Association  of
Securities Dealers, Inc. and any other applicable self-regulatory  organization;
(iv)  perform its duties under the  supervision  of and in  accordance  with the directives  of the  Fund's  Board  of  Directors  and  the  Fund's  Articles  of
Incorporation and By-Laws;  and (v) provide the Fund's Board of Directors with a written  report of the amounts  expended  in  connection  with the  Distribution
Agreement.  The  Distributor  shall devote  reasonable time and effort to effect sales of Shares  but  shall  not be  obligated  to sell any  specific  number of
Shares.  The services of the  Distributor  are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment,  or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross  negligence in the  performance of its duties or obligations  under the
Distribution  Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the  Distributor  will mutually  indemnify each other for losses relating to disclosures in the Fund's registration statement.

The  Distribution  Agreement may be terminated at any time upon 60 days' written notice by the Fund,  without  penalty,  by the vote of a majority  of the Fund's
Non-Interested  Directors  or by a vote of a majority of the Fund's  outstanding
Shares of the related class (as defined under "Capital  Stock") or upon 60 days'
written notice by the Distributor and shall automatically terminate in the event of an  assignment.  The  Distribution  Agreement has an initial term of one year from the date of  effectiveness.  It shall  continue in effect  thereafter  with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding  voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's  Board of Directors including a majority of the  Non-Interested  Directors and, with respect to each class of the Fund for  which  there is a plan of  distribution,  so long as such plan of  distribution  is  approved  at  least  annually  by the  Non-Interested
Directors  in person  at a  meeting  called  for the  purpose  of voting on such approval.

DWS-SDI and certain broker-dealers  ("Participating  Dealers") have entered into
Sub-Distribution  Agreements under which such Participating  Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders  concerning  the status of their accounts and the operations of the
Fund.  Any  Sub-Distribution  Agreement  may be terminated or assigned by either party,  without penalty, by the vote of a majority of the Fund's  Non-Interested
Directors or by a vote of a majority of the outstanding voting securities of the
Fund in the same manner as the Distribution Agreement.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents  ("DWS Scudder  Wholesalers").  Generally,  DWS Scudder
Wholesalers  market shares of the DWS funds to your  financial  advisor,  who in turn may  recommend  that you  purchase  shares  of a DWS  fund.  The Plan is an incentive program that combines a monthly  incentive  component with a quarterly strategic bonus component.  Under the Plan, DWS Scudder Wholesalers will receive a monetary  monthly  incentive based on the amount of sales generated from their marketing of the funds,  and that incentive will differ depending on the product category of the fund.  Each fund is assigned to one of four  product  categories
--"Core,"  "Strategic,"  "Satellite" or "Non-CSS" -- taking into  consideration, among other things, the following criteria, where applicable:
o        The Fund's 3-year performance;

o        The Fund's Morningstar rating;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

                                       55

o        The Fund's consistency with DWS Scudder's branding.

This  information  and other factors are  presented to a committee  comprised of representatives  from  various  groups  within  DWS  Scudder,  who  review  on a quarterly basis the funds assigned to each product category described above, and make any  changes to those  assignments  at that time.  No one  factor,  whether positive or negative,  determines a fund's  placement in a given  category;  all these factors together are considered, and the designation of funds in the Core,
Strategic,  Satellite and non-CSS categories  represents  management's  judgment based on the above  criteria.  In  addition,  management  may  consider a fund's profile over the course of several  review periods before making a change to its category assignment.  These category assignments will be posted quarterly to the
DWS funds' Web site at  www.dws-scudder.com,  approximately  one month after the
end  of  each  quarter.   DWS  Scudder  Wholesalers  will  receive  the  highest
compensation  for Core and Strategic  funds,  less for  Satellite  funds and the lowest for Non-CSS funds.

In the normal course of business,  DWS Scudder will from time to time  introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the  Strategic  compensation  category  for a  minimum  period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund  category.  After that four quarter  period, each new fund in the  Strategic  category  will be reviewed by the committee and either  assigned to one of the four  categories or continued as a Strategic fund at that time.

The prospect of receiving or the receipt of,  additional  compensation  by a DWS
Scudder  Wholesaler  under the Plan may provide an incentive to favor  marketing the Core,  Strategic  or  Satellite  funds  over the  Non-CSS  funds.  The Plan, however,  will not change  the price that you pay for shares of a fund.  The DWS
Scudder  Compliance  Department  monitors DWS Scudder Wholesaler sales and other activity  in an  effort  to  detect  unusual  activity  in  the  context  of the compensation  structure under the Plan. However,  investors may wish to take the
Plan  and the  product  category  of the  fund  into  account  when  considering purchasing a fund or evaluating any recommendations relating to fund shares.

Class A, B and C Shares  Only.  With respect to the Class A, Class B and Class C shares  of  the  Fund,  these  classes  may  enter  into  Shareholder  Servicing
Agreements with certain  financial  institutions  to act as Shareholder  Service
Agents,  pursuant  to which the  Distributor  will  allocate  a  portion  of its distribution  fee as  compensation  for  such  financial  institutions'  ongoing shareholder  services.  The Fund  may  also  enter  into  Shareholder  Servicing
Agreements  pursuant to which the Advisor,  the Distributor or their  affiliates will  provide  compensation  out of its own  resources  for ongoing  shareholder services.  Currently,  banking laws and  regulations do not prohibit a financial holding  company  affiliate from acting as  distributor  or Shareholder  Service
Agent or in other capacities for investment companies. Although banking laws and regulations  prohibit  banks from  distributing  shares of  open-end  investment companies  such as the  Fund,  according  to  interpretations  by  various  bank regulatory authorities, financial institutions are not prohibited from acting in other  capacities for investment  companies,  such as the shareholder  servicing
capacities   described   above.   Should   future   legislative,   judicial   or
administrative  action  prohibit or restrict the  activities of the  Shareholder
Servicing Agents in connection with the Shareholder  Servicing  Agreements,  the
Fund may be required to alter  materially or discontinue its  arrangements  with the  Shareholder  Servicing  Agents.  Such  financial  institutions  may  impose separate fees in connection with these services and investors  should review the
Prospectuses  and this Statement of Additional  Information in conjunction  with any such institution's fee schedule.

As compensation for providing distribution services as described above for Class
A Shares, the Distributor  receives an annual fee, paid monthly,  equal to 0.25%
of the average daily net assets of the Class A Shares. With respect to the Class
A  Shares,  the  Distributor  expects  to  allocate  up to  all  of  its  fee to
Participating  Dealers and Shareholder  Service Agents.  Shareholders of Class B
and Class C (except as noted above) of the Funds have recently  approved Amended and Restated Rule 12b-1 Plans (each, an "Amended Plan") for those classes. Under the Amended  Plan,  the Fund will pay a  shareholder  servicing fee at an annual rate of up to 0.25% of the  average  daily net assets of its Class B and Class C
(as applicable)  shares to its Distributor in addition to a distribution  fee at an annual rate of up to 0.75% of such assets.

                                       56

Expenses of the Fund paid in connection with the Rule 12b-1 Plans for each class of  shares  are set  forth  below.  A  portion  of the  marketing  and sales and operating expenses shown below could be considered overhead expenses.

                            Compensation to Underwriter and Firms                       Other Distribution Expenses
                                  for Calendar Year 2006                        Paid by Underwriter for Calendar Year 2006
                                  ----------------------                        -------------------------------------------

                                                                              Advertising,
                              12b-1 Fees    Compensation      Compensation      Sales,
                12b-1 Fees   (Shareholder  Paid by DWS-SDI   Paid by DWS-SDI  Literature
               (Distribution  Servicing    to Firms from     to Firms from       and                    Marketing  Postage
                Fee) Paid     Fee) Paid     Distribution     Shareholder     Promotional   Prospectus   and Sales   and     Interest
                to DWS-SDI    to DWS-SDI         Fee         Servicing Fee     Materials    Printing    Expenses   Mailing  Expenses
                ----------    ----------         ---         -------------     ---------    --------    --------   -------  --------

DWS Equity
Partners Fund
Class A                NA      $2,511              NA          $543,000             NA           NA         NA          NA        NA
Class B           $66,482         $84         $31,305           $17,688         $4,633         $297       $989        $290   $69,453
Class C           $98,518         $63        $102,836           $26,151        $17,436       $1,074     $4,054      $1,069        NA

                                       57

Pursuant  to Rule  12b-1  under  the  1940  Act,  investment  companies  may pay distribution expenses,  directly or indirectly,  only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders.
The Fund has adopted a Plan of Distribution for each class of Shares (except the
Institutional Class) (the "Plans").  Under each Plan, the Fund pays a fee to the
Distributor for distribution  and other  shareholder  service  assistance as set forth in the Distribution  Agreement,  and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Service Agents.
The Plans  remain in effect from year to year as  specifically  approved  (a) at least annually by the Fund's Board of Directors and (b) by the affirmative  vote of a majority of the Non-Interested  Directors,  who have not direct or indirect financial  interest in such Plans,  by votes cast in person at a meeting  called for such purpose.

If a Rule 12b-1 Plan is terminated in accordance with its terms,  the obligation of the Fund to make  payments  to DWS-SDI  pursuant  to the Rule 12b-1 Plan will cease and the Fund will not be  required  to make any  payments  not  previously accrued past the termination  date.  Thus,  there is no legal obligation for the
Fund to pay any expenses incurred by DWS-SDI other than fees previously  accrued and payable  under a Rule 12b-1  Plan,  if for any reason the Rule 12b-1 Plan is terminated in accordance  with its terms.  Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred.  On the other hand, under certain circumstances,  DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same  period  in  providing  distribution  services  for the Fund.  In connection  with  Class B  shares,  for  example,  if shares of the Fund were to appreciate  (resulting  in greater  asset base against which Rule 12b-1 fees are charged)  and sales of the Fund's  shares  were to decline  (resulting  in lower expenditures  by DWS-SDI  under the Rule 12b-1 Plan),  fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan  simply due to the timing of  expenses  incurred  by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI  related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI  related to that investment may accrue during year 1 through year
6 prior to conversion  of the  investment  to Class A shares).  As a result,  if
DWS-SDI's  expenses  are less than the Rule 12b-1 fees,  DWS-SDI will retain its full fees and make a profit.

In  approving  the Plans,  the  Directors  concluded,  in the  exercise of their reasonable  business judgment,  that there was a reasonable  likelihood that the
Plans  would  benefit the Fund and its  shareholders.  The Plans will be renewed only if the Directors make a similar  determination each year. A Plan may not be amended to increase  materially the fee to be paid pursuant to the  Distribution
Agreement  without the approval of the  shareholders of the applicable  class of the Fund.  The Plans may be  terminated at any time by the vote of a majority of the Fund's  Non-Interested  Directors  or by a vote of a majority  of the Fund's outstanding Shares (as defined under "Capital Stock").

During the  continuance  of the Plans,  the Fund's  Board of  Directors  will be provided for their review,  at least quarterly,  a written report concerning the payments made under the Plans to the  Distributor  pursuant to the  Distribution
Agreement  and  to  Participating   Dealers  pursuant  to  any  Sub-Distribution
Agreements.  Such reports  shall be made by the persons  authorized to make such payments.  In addition,  during the continuance of the Plans,  the selection and nomination  of the Fund's  Non-Interested  Directors  shall be  committed to the discretion of the Non-Interested Directors then in office.

Under the Plans,  amounts  allocated to  Participating  Dealers and  Shareholder
Service  Agents may not exceed  amounts  payable  to the  Distributor  under the
Plans.  Payments under the Plans are made as described  above  regardless of the
Distributor's actual cost of providing  distribution services and may be used to pay the Distributor's  overhead expenses. If the cost of providing  distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily  net  assets  for any  period  or if the  cost of  providing  distribution services  to the Class B Shares and the Class C Shares is less than 0.75% of the classes'  respective  average  daily net assets for any period,  the  unexpended portion of the distribution  fees may be retained by the Distributor.  The Plans do not provide for any  charges to the Fund for excess  amounts  expended by the
Distributor  and, if a Plan is  terminated  in  accordance  with its terms,  the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments  past the date the Distribution  Agreement terminates with respect to that class. In return for payments  received  pursuant  to the Plans for the last three  fiscal  years the
Fund's distributor paid the distribution-related expenses of the related classes including one or more of the following:  printing and mailing of prospectuses to other than current  shareholders;  compensation to dealers and sales  personnel;
and interest, carrying or other financing charges.

                                       58

The Fund's  distributor  received  commissions on the sale of Class A Shares and contingent deferred sales charges on Class B and C Shares and retained from such commissions and sales charges the following amounts:

                                                             Fiscal Year Ended May 31,
                                           2007                         2006                         2005
                                           ----                         ----                         ----

Class                             Received       Retained      Received      Retained       Received       Retained
-----                             --------       --------      --------      --------       --------       --------

Class A Commissions                $19,657          $0         $25,444          $0          $23,065           $0

Class B Contingent
Deferred Sales Charge              $5,325           $0         $23,741          $0          $29,862           $0

Class C Contingent
Deferred Sales Charge              $1,851           $0         $23,741          $0            $496            $0

The Fund will pay all costs  associated with its  organization  and registration under the  Securities  Act and the 1940 Act.  The Fund pays or causes to be paid all continuing expenses of the Fund, including,  without limitation:  investment advisory and distribution  fees; the charges and expenses of any registrar,  any custodian  or  depository  appointed  by the Fund for the  safekeeping  of cash,
portfolio  securities  and  other  property,  and  any  transfer,   dividend  or
accounting  agent  or  agents  appointed  by  the  Fund;  brokers'   commissions
chargeable to the Fund in connection with portfolio  securities  transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes,  and fees  payable by the Fund to  federal,  state or other  governmental agencies;  the costs and  expenses of  engraving  or  printing  of  certificates representing  shares; all costs and expenses in connection with the registration and  maintenance  of  registration  of the Fund and its shares  with the SEC and various states and other  jurisdictions  (including  filing fees, legal fees and disbursements  of  counsel);  the  costs and  expenses  of  printing,  including
typesetting  and   distributing   prospectuses   and  statements  of  additional
information of the Fund and supplements thereto to the Fund's shareholders;  all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to  shareholders;  fees and travel expenses of  Directors  and  Director  members of any advisory  board or  committee;  all expenses  incident to the payment of any dividend,  distribution,  withdrawal or redemption,  whether in shares or in cash;  charges and  expenses of any outside service  used for pricing of the  shares;  fees and  expenses of legal  counsel, including counsel to the Non-Interested Directors, and of independent registered public  accounting  firm,  in connection  with any matter  relating to the Fund;
membership dues of industry  associations;  interest payable on Fund borrowings;
postage;  insurance  premiums on property or personnel  (including  officers and
Directors)  of the Fund  which  inure  to its  benefit;  extraordinary  expenses
(including,  but not limited to, legal  claims and  liabilities  and  litigation costs and any indemnification  related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by DWS-SDI,  DIMA or
ABIM.

Capital Stock

Under the Corporation's Articles of Incorporation, the Corporation is authorized to issue  shares  of common  stock,  par value  $.001  per  share.  The Board of
Directors  may  increase or decrease  the number of  authorized  shares  without shareholder approval.

The  Corporation's  Articles of Incorporation  provide for the  establishment of separate  series and  separate  classes of shares by the  Directors  at any time without  shareholder  approval.  The Fund currently has one series and the Board has designated four classes of Shares:  Class A Shares,  Class B Shares, Class C
Shares and  Institutional  Class shares. In the event separate series or classes are established,  all Shares of the Corporation,  regardless of series or class, would have equal rights with respect to voting,  except that with respect to any matter affecting the rights of the holders of a particular  series or class, the holders of each series or class would vote separately. Each such series would be managed  separately  and  shareholders  of each series  would have an  undivided interest in the net assets of that series. For tax purposes, the series would be treated  as  separate  entities.  Generally,  each  class of Shares  issued by a particular  series  would be  identical to every other class and expenses of the
Fund (other than 12b-1 and any applicable service fees) are prorated between all classes  of a series  based upon the  relative  net  assets of each  class.  Any matters  affecting any class exclusively will be voted on by the holders of such class.

                                       59

Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding  shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such  event,  the  remaining  holders  cannot  elect any members of the Board of
Directors of the Fund.

There are no preemptive,  conversion or exchange rights applicable to any of the shares. The issued and outstanding shares are fully paid and non-assessable.  In the event of  liquidation  or  dissolution  of the  Corporation,  each  share is entitled to its portion of the Corporation's  assets (or the assets allocated to a separate  series of shares if there is more than one  series)  after all debts and expenses have been paid.

As used in this  Statement of Additional  Information  the term "majority of the outstanding  Shares"  means  the  vote of the  lesser  of (i) 67% or more of the shares present at a meeting,  if the holders of more than 50% of the outstanding shares  are  present  or  represented  by  proxy,  or (ii)  more than 50% of the outstanding shares.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The Advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the Advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the Advisor's general position on various  proposals,  such as:

o        Shareholder  Rights -- The Advisor  generally  votes against  proposals that restrict shareholder rights.

o        Corporate  Governance -- The Advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief  executive  officer from serving on more than three outside  boards of  directors.  The  Advisor  generally  votes  against proposals  that  require a company  to  appoint  a  chairman  who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills,  and votes against the adoption of poison pills if  they  are  submitted  for  shareholder  ratification.  The  Advisor generally votes for fair price proposals.

o        Compensation  Matters -- The Advisor generally votes for executive cash compensation  proposals,  unless they are unreasonably  excessive.  The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor  generally votes for the ratification of auditors,  procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third  party,  except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The Advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the  Guidelines  set forth the Advisor's  general  voting  positions on various proposals,  the Advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the Board or of a majority of the Board. In addition,  the
Guidelines may reflect a voting position that differs from the actual  practices of

                                       60

the public companies within the Deutsche Bank  organization or of the investment companies for which the Advisor or an affiliate serves as investment  advisor or sponsor.

The  Advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the Advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  Advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the Advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee  should be recused from  participating in a  particular  proxy vote,  it will  inform the proxy  voting  committee.  If notified  that the Advisor has a material  conflict,  or fewer than three voting members are eligible to  participate  in the proxy vote,  typically  the Advisor will  engage an  independent  third  party to vote the proxy or follow the proxy voting recommendations of an independent third party.

You may  obtain  information  about how the Fund  voted  proxies  related to its portfolio  securities  during the 12-month  period ended June 30 by visiting the
Securities and Exchange  Commission's Web site at www.sec.gov or by visiting our
Web site at:  www.dws-scudder.com  (click on "proxy voting" at the bottom of the page).

Under certain circumstances,  the Advisor may not be able to vote proxies or the
Advisor  may find that the  expected  economic  costs from voting  outweigh  the benefits  associated with voting. For example,  the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs.  The Advisor generally  does  not vote  proxies  on  securities  subject  to  share  blocking restrictions.

                              FINANCIAL STATEMENTS

The audited  financial  statements  for the Fund for the year ended May 31, 2007 are  incorporated by reference into this Statement of Additional  Information in reliance upon the report of  PricewaterhouseCoopers  LLP, the Fund's independent registered public accounting firm.

The financial  statements of the Fund,  together with the Report of  Independent
Registered Public Accounting Firm,  Financial  Highlights and notes to financial statements  in the Annual Report to the  Shareholders  of the Fund dated May 31,
2007, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

A copy of the Fund's Annual or Semiannual  Report may be obtained without charge by contacting the Service Center at (800) 621-1048.

                             ADDITIONAL INFORMATION

The CUSIP number of DWS Equity Partners Fund, Class A: 23339H106

The CUSIP number of DWS Equity Partners Fund, Class B: 23339H205

The CUSIP number of DWS Equity Partners Fund, Class C: 23339H304

The CUSIP number of DWS Equity Partners Fund, Institutional Class: 23339H403

The Fund has a fiscal year end of May 31.

                                       61

The Fund's  Prospectuses  and this  Statement  of  Additional  Information  omit certain information  contained in the Registration  Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration  Statement for further  information with respect to the Fund
and  the  securities  offered  hereby.  This  Registration   Statement  and  its
amendments  are available for inspection by the public at the SEC in Washington,
D.C.

                                       62

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are  descriptions of ratings which represent  opinions as to the quality of the securities.  It should be emphasized,  however,  that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa:  Bonds  which are rated Aaa are judged to be of the highest  quality.  They carry the smallest  degree of investment  risk and are generally  referred to as
"gilt-edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or fluctuations of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper -medium grade obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds  which are rated Baa are  considered  as medium  grade  obligations,
(i.e., they are neither highly protected nor poorly secured).  Interest payments and principal  security appear adequate for the present,  but certain protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba:  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and principal  payments may be very  moderate and thereby not well  safe-guarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B:  Bonds  which are  rated B are  considered  speculative  and  generally  lack characteristics of the desirable investment. Assurance of interest and principal payments or of  maintenance  of other terms of the contract over any long period of time may be small.

Caa:  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody's  appends  numerical  modifiers 1, 2 and 3 to each generic  rating classification  from Aa through Caa in its  corporate  bond rating  system.  The modifier 1  indicates  that the issue  ranks in the  higher  end of its  generic rating category;  the modifier 2 indicates a mid-range ranking; and the modifier
3  indicates  that  the  issue  ranks in the  lower  end of its  generic  rating category.

                                       63

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's  short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term
programs  or  to  individual  short-term  debt  instruments.   Such  obligations
generally  have an original  maturity  not  exceeding  thirteen  months,  unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.  Prime-1 or P-1
repayment   ability  will  often  be   evidenced   by  many  of  the   following
characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o        Conservative  capitalization  structure with moderate  reliance on debt and ample asset protection.

o        Broad margins in earnings  coverage of fixed financial charges and high internal cash generation.

o        Well  established  access to a range of  financial  markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting  institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends
and  coverage   ratios,   while  sound,   may  be  more  subject  to  variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA:  Debt  rated  AAA  has the  highest  rating  assigned  by  S&P's  to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt  rated A has a strong  capacity  to pay  interest  and  repay  principal although it is somewhat more  susceptible  to the adverse  effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:  Debt  rated  BBB  has an  adequate  capacity  to pay  interest  and  repay principal. Whereas it normally exhibits adequate protection parameters,  adverse economic  conditions  or  changing  circumstances  are more  likely to lead to a weakened  capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC,  CC, and C has  significant  speculative  characteristics with respect to capacity to pay interest and repay  principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and  protective  characteristics,  these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Debt  rated BB has less  near-term  vulnerability  to  default  than  other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse  business,  financial,  or  economic  conditions  which  could  lead  to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                       64

B: Debt rated B has a greater  vulnerability  to default but  currently  has the capacity to meet interest payments and principal  repayments.  Adverse business, financial,  or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt  subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC:  Debt rated CCC has a current  vulnerability  to default,  and is dependent upon  favorable  business,  financial,  and economic  conditions  to meet timely payment  of  interest  and  repayment  of  principal.  In the  event of  adverse business,  financial,  or  economic  conditions,  it is not  likely  to have the capacity to pay interest and repay principal.

The CCC rating  category is also used for debt  subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default,  and is dependent upon  favorable  business,  financial,  and economic  conditions  to meet timely payment of interest and repayment of principal.

The  rating CC is also  applied  to debt  subordinated  to senior  debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically  applied to debt  subordinated to senior debt which is assigned an actual or implied CCC- debt  rating.  The C rating may be used to cover a situation where a bankruptcy  petition has been filed,  but debt service payments are continued.

C1: The Rating C1 is  reserved  for income  bonds on which no  interest is being paid.

D:  Debt  rated D is in  payment  default.  The D rating  category  is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired,  unless Standard & Poor's believes that such payments  will be made during such grace period.  The D rating also will be used upon the filing of a  bankruptcy  petition  if debt  service  payments  are jeopardized.

Plus  (+) or  Minus  (-):  The  ratings  from AA to CCC may be  modified  by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories.

R:  Debt  rated  'R' is under  regulatory  supervision  owing  to its  financial condition. During the pendency of the regulatory supervision, the regulators may have the  power to  favor  one  class of  obligations  over  others  or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient  information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's  commercial  paper rating is a current  assessment  of the  likelihood  of timely payment of debt considered short-term in the relevant market.

A-1: This highest category  indicates that the degree of safety regarding timely payment is strong.  Those issues  determined to possess  extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory.  However,  the  relative  degree  of  safety is not as high as for issues designated A-1.

                                       65

A-3: Issues carrying this designation have adequate capacity for timely payment.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds  considered to be investment grade and of the highest credit quality.
The  obligor  has an  exceptionally  strong  ability to pay  interest  and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's  ability to pay interest and repay principal is very strong,  although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds  considered  to be  investment  grade and of high credit  quality.  The obligor's  ability to pay  interest  and repay  principal  is  considered  to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds  considered to be investment  grade and of good credit  quality.  The obligor's  ability to pay  interest  and repay  principal  is  considered  to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore,  impair timely payment.  The  likelihood  that the  ratings  of these  bonds  will  fall  below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative.  The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business or  financial  alternatives  may be  available  which could  assist the obligor in satisfying its debt service requirements.

B:  Bonds are  considered  highly  speculative.  While  bonds in this  class are currently meeting debt service requirements, the probability of continued timely payment of principal  and  interest  reflects the  obligor's  limited  margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to  default.  The  ability to meet  obligations  requires  an  advantageous business and economic environment.

CC:  Bonds are  minimally  protected.  Default  in payment  of  interest  and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments.  Such bonds  are  extremely  speculative  and  should  be valued on the basis of their ultimate  recovery value in liquidation or  reorganization  of the obligor.  DDD represents the highest  potential for recovery on these bonds,  and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or  minus  sign to  denote  the  relative  status  within  the  rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

                                       66

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's  short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit,  medium-term notes, and municipal and investment notes.

F-1+:  Exceptionally  Strong  Credit  Quality.  Issues  assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality.  Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2:  Good Credit  Quality.  Issues  assigned  this  rating have a  satisfactory capacity  for  timely  payment,  but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3:  Fair Credit  Quality.  Issues  assigned  this rating have  characteristics suggesting that the capacity for timely payment is adequate;  however, near-term adverse changes could cause these securities to be rated below investment grade.

B:  Speculative.  Minimal capacity for timely payment of financial  commitments, plus  vulnerability  to  near-term  adverse  changes in  financial  and economic conditions.

C: High  default  risk.  Default is a real  possibility.  Capacity  for  meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       67
NOVEMBER 30, 2007

Annual Report
to Shareholders

DWS Large Cap Value Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Investment Management Agreement Approval

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

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This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.00%, 1.88%, 1.80% and 0.57% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/07
DWS Large Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	11.65%	10.22%	12.19%	7.31%
Class B	10.74%	9.30%	11.28%	6.41%
Class C	10.86%	9.41%	11.35%	6.44%
Russell 1000® Value Index+	3.06%	10.88%	13.83%	8.10%
S&P 500® Index++	7.72%	10.09%	11.63%	6.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 11/30/07
DWS Large Cap Value Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	12.13%	10.68%	12.64%	8.76%
Russell 1000 Value Index+	3.06%	10.88%	13.83%	7.33%
S&P 500 Index++	7.72%	10.09%	11.63%	2.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/07	$ 24.51	$ 24.54	$ 24.52	$ 24.56
11/30/06	$ 24.40	$ 24.41	$ 24.40	$ 24.44
Distribution Information: Twelve Months as of 11/30/07: Income Dividends	$ .36	$ .15	$ .18	$ .46
Capital Gain Distributions	$ 2.15	$ 2.15	$ 2.15	$ 2.15
Class A Lipper Rankings — Large-Cap Value Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	33	of	505	7
3-Year	179	of	432	42
5-Year	173	of	360	48
10-Year	49	of	147	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/07
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,523	$12,619	$16,751	$19,085
	Average annual total return	5.23%	8.06%	10.87%	6.68%
Class B	Growth of $10,000	$10,774	$12,857	$16,963	$18,618
	Average annual total return	7.74%	8.74%	11.15%	6.41%
Class C	Growth of $10,000	$11,086	$13,095	$17,119	$18,664
	Average annual total return	10.86%	9.41%	11.35%	6.44%
Russell 1000 Value Index+	Growth of $10,000	$10,306	$13,633	$19,115	$21,787
	Average annual total return	3.06%	10.88%	13.83%	8.10%
S&P 500 Index++	Growth of $10,000	$10,772	$13,344	$17,332	$18,187
	Average annual total return	7.72%	10.09%	11.63%	6.16%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Large Cap Value Fund — Institutional Class [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended November 30
Comparative Results as of 11/30/07
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,121,300	$1,355,700	$1,813,300	$1,877,100
	Average annual total return	12.13%	10.68%	12.64%	8.76%
Russell 1000 Value Index+	Growth of $1,000,000	$1,030,600	$1,363,300	$1,911,500	$1,699,500
	Average annual total return	3.06%	10.88%	13.83%	7.33%
S&P 500 Index++	Growth of $1,000,000	$1,077,200	$1,334,400	$1,733,200	$1,182,200
	Average annual total return	7.72%	10.09%	11.63%	2.26%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 0.73% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/07
DWS Large Cap Value Fund	1-Year	Life of Class*
Class S	12.06%	10.33%
Russell 1000 Value Index+	3.06%	9.96%
S&P 500 Index++	7.72%	9.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/07	$ 24.52
11/30/06	$ 24.40
Distribution Information: Twelve Months as of 11/30/07: Income Dividends	$ .44
Capital Gain Distributions	$ 2.15
Class S Lipper Rankings — Large-Cap Value Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	505	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Cap Value Fund — Class S [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 11/30/07
DWS Large Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,206	$13,367
	Average annual total return	12.06%	10.33%
Russell 1000 Value Index+	Growth of $10,000	$10,306	$13,192
	Average annual total return	3.06%	9.96%
S&P 500 Index++	Growth of $10,000	$10,772	$12,905
	Average annual total return	7.72%	9.14%

The growth of $10,000 is cumulative.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,022.10	$ 1,018.00	$ 1,018.40	$ 1,023.70	$ 1,024.10
Expenses Paid per $1,000*	$ 4.92	$ 8.90	$ 8.75	$ 3.20	$ 2.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,020.21	$ 1,016.24	$ 1,016.39	$ 1,021.91	$ 1,022.31
Expenses Paid per $1,000*	$ 4.91	$ 8.90	$ 8.74	$ 3.19	$ 2.79
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Value Fund	.97%	1.76%	1.73%	.63%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Large Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Large Cap Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas Schuessler, PhD

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

US and Global Fund Management: Frankfurt.

Joined the fund in 2007.

PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

In the following interview, Portfolio Manager Thomas P. Schuessler discusses the market environment and performance of DWS Large Cap Value Fund for the 12-month period ended November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market, although with considerable volatility. After a period of strength in late 2006, there was a dip in late February and early March. Markets began to rise again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the US Federal Reserve Board's (the Fed's) mid-September interest rate reduction. Volatility returned in October and November, as markets responded to further bad news about the potential impact of the sub-prime mortgage crisis.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.05% for the 12 months ended November 2007.1 Large-cap stocks performed better than mid-cap issues, and small-cap stocks weakened as investors became more risk-averse. The large-cap Russell 1000® Index posted a return of 7.83% for the 12-month period, while the Russell Midcap® Index returned 5.92% and the small-cap Russell 2000® Index returned -1.17%.2 Growth stocks performed significantly better than value stocks: the return of the Russell 1000® Growth Index was 12.60%, compared with 3.06% for the Russell 1000® Value Index.3 The strongest industry sectors within the Standard & Poor's 500® (S&P 500) Index were energy, materials and utilities, all of which had returns above 20%.4 Sectors with negative returns were financials and consumer discretionary.

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform during this period?

A: For the 12 months ended November 30, 2007, DWS Large Cap Value Fund (Class A shares) posted a return of 11.65%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return was above that of the fund's benchmark, the Russell 1000 Value Index, which returned 3.06% as well as the broad S&P 500 Index, which had a return of 7.72%. This performance places the fund in the seventh percentile of its peer group of Lipper Large-Cap Value funds for the 12-month period.5

5 Lipper Large-Cap Value funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The fund was ranked 33 of 505 funds, 173 of 360 funds, and 49 of 147 funds for the one-, five-, and ten-year periods, respectively. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What are the major strategies used in managing the fund?

A: In February 2007 a new management team assumed responsibility for the fund, and we have made substantial changes in the portfolio since then. In restructuring the portfolio, we had three major objectives: to increase the number of holdings for improved diversification; to reduce the emphasis on the largest capitalization companies; and to increase the representation of companies based outside the US. In a large fund such as this, it takes time to effect major changes, since massive sale or purchases could be disruptive to the markets for some of these stocks. By the end of the fund's November 30, 2007 fiscal year, we feel that the fund is well positioned, and performance in recent months confirms the value of the changes we have made.

In terms of diversification, there have been 65 to 70 positions in the portfolio through most of the fiscal year. Temporarily, this number is somewhat smaller as of November 30, 2007, as we have increased the cash position during the last two months, a period of high market volatility. There are no huge positions: most represent between 1% and 2% of assets, and the largest is less than 3%. The average market capitalization of the fund's holdings has been reduced to below $50 billion, compared with over $100 billion a year ago. We have selectively added holdings of non-US companies, which have averaged approximately 10% of assets over the last 12 months.

Q: What decisions contributed most to the fund's strong performance?

A: One significant change that contributed to performance was to reduce significantly the position in the financial sector, which was the worst-performing sector in the Russell 1000 Value index. Financials represent more than 30% of the Russell 1000 Value index, but we felt that was far too great a weight for this fund when first signs of a fundamentally deteriorating credit quality emerged early in the year. We began selling positions in the financial sector immediately after assuming responsibility for managing the fund, and have continued to sell holdings in this sector, especially during periods of strength. We reduced the percentage of assets invested in the financial sector to 18% at November 30, 2007, down from 29.5% a year earlier. Stock selection in the financial sector was also positive, as we have avoided holdings with significant representation in mortgage lending and have reduced positions in large banks that hold mortgage-related investments before a wave of write-downs shook the stocks during the recent months. Our main financial holdings are insurance companies such as Aflac, Inc. and Prudential Financial, Inc., which we consider to be lower-risk companies which benefit from the growing demand for high-margin retirement and asset accumulation products as well as specialized insurance policies.

Also positive were overweight positions relative to the Russell 1000 Value Index in the energy and utilities industries.6 Energy positions such as Suncor Energy, Inc. and Noble Energy, Inc. are benefiting from high oil prices and strong demand, especially in emerging markets. Both of these companies are involved in energy exploration and development, which has become more financially attractive in the current environment of tight supply and high prices. Utility positions including Allegheny Energy, Inc., FPL Group, Inc. and Dominion Resources, Inc. have performed well in recent months, as risk-averse investors favored non-cyclical stocks with sustainable cash flows and high dividend yields.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

A top-performing position in the materials sector was Potash Corporation of Saskatchewan, Inc. Although this holding is not a classic value play, as one of the few suppliers of potash in an industry with high barriers to entry, we found that in the context of agricultural growth in Emerging Markets the value of this business was largely underestimated. Also positive was a position in Goldcorp, Inc.*, which moved up sharply as gold prices spiked on inflation concerns; this stock was sold on strength.

Q: What were some of the negatives?

A: Although the fund had a significantly lower weight in financials than its benchmarks, several holdings in this sector detracted from performance. One of the weakest was Genworth Financial, Inc., a diversified insurance company that includes mortgage insurance among its offerings. We believe that this company has a strong franchise and is among the market leaders across its diversified business lines. Nonetheless the stock has underperformed because of its exposure to the mortgage market which we believe is overestimated by investors. With the stock currently selling at book value, we believe it has significant potential to perform well in the months ahead.

* Not held at the end of the reporting period.

Another negative was the position in Taiwan Semiconductor Manufacturing Co., Ltd., which performed poorly, as did most semiconductor stocks. We continue to hold the stock as we believe this company is fundamentally well positioned to benefit from a recovery in this industry. Newspaper publisher Gannett Co., Inc. is another position in an industry group that has been out of favor for a long time. We feel that this company, a well-managed industry leader will find ways to cope with the fall of the newspaper industry by exploring new revenue sources and therefore represents a good value opportunity.

Q: Do you have other comments for shareholders?

A: The strong performance of this value-oriented fund in a market environment that was oriented to growth is particularly gratifying. With the changes made over the last few months, we feel that the portfolio's positioning is now appropriate for this stage of the market cycle. However, we are ready to make dynamic adjustments to this positioning to anticipate changes in the marketplace. We currently hold a somewhat larger cash position than usual, but we expect to make selective investments as we find opportunities that offer good value. The fund has appropriate representation in each industry sector, with further diversification and opportunity provided by exposure to international and mid-cap names. We believe that this positioning can prove to be rewarding for investors in the fund over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/07	11/30/06

Common Stocks	91%	97%
Cash Equivalents	9%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/07	11/30/06

Energy	24%	19%
Financials	18%	30%
Utilities	13%	1%
Health Care	9%	8%
Consumer Staples	9%	5%
Industrials	7%	9%
Materials	7%	5%
Information Technology	6%	10%
Telecommunication Services	4%	4%
Consumer Discretionary	3%	9%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at at November 30, 2007 (20.9% of Net Assets)
1. AT&T, Inc. Provider of communications services	2.3%
2. Exelon Corp. Distributor of electricity and gas	2.3%
3. PG&E Corp. Provider of electric and gas utilities	2.1%
4. Suncor Energy, Inc. Integrated energy company	2.1%
5. Potash Corp. of Saskatchewan, Inc. Producer of potash, phosphate and nitrogen	2.1%
6. Noble Energy, Inc. Independent oil and gas exploration and development company	2.1%
7. Altria Group, Inc. Parent company operating in the tobacco and food industries	2.0%
8. Hartford Financial Services Group, Inc. Provider of multiline insurance	2.0%
9. CVS Caremark Corp. Operator of a drug store chain	2.0%
10. Exxon Mobil Corp. Explorer and producer of oil and gas	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007

	Shares	Value ($)

Common Stocks 90.9%
Consumer Discretionary 2.9%
Hotels Restaurants & Leisure 1.3%
McDonald's Corp.	409,440	23,939,957
Household Durables 0.7%
Centex Corp. (a)	570,161	11,893,558
Media 0.9%
Gannett Co., Inc.	468,318	17,210,687
Consumer Staples 8.2%
Food & Staples Retailing 2.0%
CVS Caremark Corp. (a)	894,844	35,874,296
Food Products 2.9%
General Mills, Inc.	474,847	28,562,047
Kraft Foods, Inc. "A"	728,697	25,176,481
		53,738,528
Tobacco 3.3%
Altria Group, Inc.	477,745	37,053,902
Reynolds American, Inc. (a)	328,246	22,983,785
		60,037,687
Energy 21.8%
Energy Equipment & Services 5.2%
Baker Hughes, Inc.	214,529	17,220,243
ENSCO International, Inc.	348,471	18,765,163
Halliburton Co.	890,639	32,606,294
Noble Corp.	472,889	24,651,704
		93,243,404
Oil, Gas & Consumable Fuels 16.6%
Cameco Corp. (a)	600,000	24,822,000
Chevron Corp.	204,798	17,975,121
ConocoPhillips	356,467	28,531,619
Devon Energy Corp.	405,574	33,585,583
Exxon Mobil Corp.	396,487	35,350,781
Hess Corp.	179,646	12,794,388
Marathon Oil Corp.	531,187	29,693,353
Nexen, Inc.	662,923	18,827,013
Noble Energy, Inc.	519,484	37,423,627
Occidental Petroleum Corp.	348,373	24,305,984
Suncor Energy, Inc. (a)	403,591	38,647,874
		301,957,343
Financials 15.9%
Capital Markets 1.8%
Bank of New York Mellon Corp.	694,242	33,295,847
Commercial Banks 0.8%
Zions Bancorp.	253,504	13,833,713
Diversified Financial Services 1.3%
JPMorgan Chase & Co.	520,000	23,722,400
Insurance 12.0%
Aflac, Inc.	466,445	29,218,115
Allstate Corp.	642,812	32,860,549
Genworth Financial, Inc. "A"	1,252,682	32,870,376
Hartford Financial Services Group, Inc.	378,537	36,082,147
Loews Corp.	587,433	28,073,423
MetLife, Inc.	447,672	29,362,806
Prudential Financial, Inc.	309,297	29,117,220
		217,584,636
Health Care 8.6%
Biotechnology 1.1%
Amgen, Inc.*	347,816	19,216,834
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	589,044	35,266,064
Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.*	368,165	21,221,031
Pharmaceuticals 4.4%
Abbott Laboratories	515,122	29,624,666
Merck & Co., Inc.	479,408	28,457,659
Wyeth	464,970	22,830,027
		80,912,352
Industrials 6.5%
Aerospace & Defense 5.2%
Honeywell International, Inc.	515,915	29,211,107
L-3 Communications Holdings, Inc.	196,659	21,760,319
Raytheon Co.	335,285	20,737,377
United Technologies Corp.	313,640	23,450,863
		95,159,666
Machinery 1.3%
Dover Corp.	497,362	23,017,913
Information Technology 5.2%
Computers & Peripherals 2.1%
Brocade Communications Systems, Inc.*	2,528,362	18,431,759
Hewlett-Packard Co.	389,608	19,932,345
		38,364,104
Semiconductors & Semiconductor Equipment 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,331,849	23,131,942
Software 1.8%
Microsoft Corp.	1,000,000	33,600,000
Materials 6.0%
Chemicals 4.9%
Air Products & Chemicals, Inc.	316,746	31,370,524
Dow Chemical Co.	472,790	19,828,812
Potash Corp. of Saskatchewan, Inc.	315,239	37,794,004
		88,993,340
Containers & Packaging 1.1%
Sonoco Products Co.	672,949	20,444,191
Telecommunication Services 3.5%
Diversified Telecommunication Services
AT&T, Inc.	1,106,898	42,294,572
Verizon Communications, Inc.	467,099	20,183,348
		62,477,920
Utilities 12.3%
Electric Utilities 8.8%
Allegheny Energy, Inc.*	545,406	33,133,415
Duke Energy Corp.	1,189,458	23,539,374
Exelon Corp.	513,606	41,638,038
FirstEnergy Corp.	429,437	29,442,201
FPL Group, Inc.	464,462	32,400,869
		160,153,897
Multi-Utilities 3.5%
Dominion Resources, Inc.	497,866	23,514,211
PG&E Corp.	836,601	38,709,528
		62,223,739
Total Common Stocks (Cost $1,405,908,885)		1,650,515,049

Securities Lending Collateral 3.1%
Daily Assets Fund Institutional, 5.09% (b) (c) (Cost $55,922,000)	55,922,000	55,922,000

Cash Equivalents 9.0%
Cash Management QP Trust, 4.88% (b) (Cost $164,178,632)	164,178,632	164,178,632
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,626,009,517)+	103.0	1,870,615,681
Other Assets and Liabilities, Net	(3.0)	(54,306,758)
Net Assets	100.0	1,816,308,923
* Non-income producing security.
+ The cost for federal income tax purposes was $1,627,030,722. At November 30, 2007, net unrealized appreciation for all securities based on tax cost was $243,584,959. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $284,312,497 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,727,538.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2007 amounted to $55,153,978 which is 3.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007
Assets
Investments: Investments in securities, at value (cost $1,405,908,885) — including $55,153,978 of securities loaned	$ 1,650,515,049
Investment in Daily Assets Fund Institutional (cost $55,922,000)*	55,922,000
Investment in Cash Management QP Trust (cost $164,178,632)	164,178,632
Total investments, at value (cost $1,626,009,517)	1,870,615,681
Dividends receivable	4,703,506
Interest receivable	713,785
Receivable for Fund shares sold	903,109
Other assets	21,401
Total assets	1,876,957,482
Liabilities
Foreign cash overdraft (cost $1,489)	1,433
Payable upon return of securities loaned	55,922,000
Payable for Fund shares redeemed	3,100,663
Accrued management fee	599,160
Other accrued expenses and payables	1,025,303
Total liabilities	60,648,559
Net assets, at value	$ 1,816,308,923
Net Assets Consist of
Undistributed net investment income	7,411,379
Net unrealized appreciation (depreciation) on: Investments	244,606,164
Foreign currency	(189)
Accumulated net realized gain (loss)	308,185,629
Paid-in capital	1,256,105,940
Net assets, at value	$ 1,816,308,923
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($299,770,238 ÷ 12,228,932 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 24.51
Maximum offering price per share (100 ÷ 94.25 of $24.51)	$ 26.01

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,901,032 ÷ 1,218,463 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 24.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,944,500 ÷ 1,302,638 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 24.52
Class S Net Asset Value, offering and redemption price(a) per share ($1,393,527,551 ÷ 56,828,618 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 24.52
Institutional Class Net Asset Value, offering and redemption price(a) per share ($61,165,602 ÷ 2,490,180 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 24.56
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $288,322)	$ 37,941,419
Interest	21,233
Interest — Cash Management QP Trust	2,755,156
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	175,310
Total Income	40,893,118
Expenses: Management fee	8,550,419
Administration fee	1,113,738
Services to shareholders	2,454,631
Custodian fee	145,355
Distribution and service fees	1,440,775
Professional fees	127,659
Directors' fees and expenses	67,669
Reports to shareholders	179,146
Registration fees	74,746
Other	54,890
Total expenses before expense reductions	14,209,028
Expense reductions	(160,273)
Total expenses after expense reductions	14,048,755
Net investment income (loss)	26,844,363
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	310,224,495
Foreign currency	(768)
Payments by affiliates (see Note G)	544,762
310,768,489
Change in net unrealized appreciation (depreciation) on: Investments	(127,486,513)
Foreign currency	(189)
(127,486,702)
Net gain (loss)	183,281,787
Net increase (decrease) in net assets resulting from operations	$ 210,126,150

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2007	2006
Operations: Net investment income (loss)	$ 26,844,363	$ 35,880,012
Net realized gain (loss)	310,768,489	178,272,042
Change in net unrealized appreciation (depreciation)	(127,486,702)	41,847,932
Net increase (decrease) in net assets resulting from operations	210,126,150	255,999,986
Distributions to shareholders from: Net investment income: Class A	(5,115,752)	(5,114,077)
Class B	(217,487)	(250,158)
Class C	(262,383)	(263,131)
Class R	—	(14,247)
Class AARP	—	(336,442)
Class S	(25,807,324)	(25,755,848)
Institutional Class	(1,055,646)	(843,692)
Net realized gains: Class A	(31,879,304)	(18,159,055)
Class B	(3,230,230)	(2,280,675)
Class C	(3,101,069)	(2,025,938)
Class R	—	(59,282)
Class AARP	—	(1,358,100)
Class S	(126,415,439)	(73,281,123)
Institutional Class	(4,667,708)	(2,051,096)
Total distributions	(201,752,342)	(131,792,864)
Fund share transactions: Proceeds from shares sold	101,676,976	157,429,391
Reinvestment of distributions	189,105,276	120,229,548
Cost of shares redeemed	(410,331,900)	(477,279,242)
Redemption fees	4,005	9,235
Net increase (decrease) in net assets from Fund share transactions	(119,545,643)	(199,611,068)
Increase (decrease) in net assets	(111,171,835)	(75,403,946)
Net assets at beginning of period	1,927,480,758	2,002,884,704
Net assets at end of period (including undistributed net investment income of $7,411,379 and $12,479,776, respectively)	$ 1,816,308,923	$ 1,927,480,758

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.40	$ 22.87	$ 22.15	$ 19.93	$ 17.09
Income (loss) from investment operations: Net investment income (loss)[a]	.28	.38[d]	.34	.30	.25
Net realized and unrealized gain (loss)	2.34	2.63	.79	2.16	2.81
Total from investment operations	2.62	3.01	1.13	2.46	3.06
Less distributions from: Net investment income	(.36)	(.33)	(.41)	(.24)	(.22)
Net realized gains	(2.15)	(1.15)	—	—	—
Total distributions	(2.51)	(1.48)	(.41)	(.24)	(.22)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 24.51	$ 24.40	$ 22.87	$ 22.15	$ 19.93
Total Return (%)[b]	11.65[c]	13.98[d]	5.21[c]	12.34[c]	18.16[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	300	363	364	283	152
Ratio of expenses before expense reductions (%)	1.00	1.02	1.06	1.32	1.30
Ratio of expenses after expense reductions (%)	.99	1.02	1.05	1.21	1.29
Ratio of net investment income (loss) (%)	1.21	1.65[d]	1.52	1.39	1.41
Portfolio turnover rate (%)	86	76	56	39	69
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Class B Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.41	$ 22.88	$ 22.14	$ 19.91	$ 17.07
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.18[d]	.14	.14	.11
Net realized and unrealized gain (loss)	2.34	2.64	.82	2.15	2.81
Total from investment operations	2.43	2.82	.96	2.29	2.92
Less distributions from: Net investment income	(.15)	(.14)	(.22)	(.06)	(.08)
Net realized gains	(2.15)	(1.15)	—	—	—
Total distributions	(2.30)	(1.29)	(.22)	(.06)	(.08)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 24.54	$ 24.41	$ 22.88	$ 22.14	$ 19.91
Total Return (%)[b]	10.74[c]	13.04[d]	4.30[c]	11.51[c]	17.20[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	37	48	50	50
Ratio of expenses before expense reductions (%)	1.83	1.89	1.98	2.21	2.16
Ratio of expenses after expense reductions (%)	1.82	1.89	1.90	1.96	2.11
Ratio of net investment income (loss) (%)	.38	.78[d]	.67	.64	.59
Portfolio turnover rate (%)	86	76	56	39	69
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Amount is less than $.005.

Class C Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.40	$ 22.86	$ 22.13	$ 19.91	$ 17.07
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.21[d]	.17	.14	.11
Net realized and unrealized gain (loss)	2.34	2.64	.79	2.15	2.82
Total from investment operations	2.45	2.85	.96	2.29	2.93
Less distributions from: Net investment income	(.18)	(.16)	(.23)	(.07)	(.09)
Net realized gains	(2.15)	(1.15)	—	—	—
Total distributions	(2.33)	(1.31)	(.23)	(.07)	(.09)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 24.52	$ 24.40	$ 22.86	$ 22.13	$ 19.91
Total Return (%)[b]	10.86[c]	13.16[d]	4.38	11.51[c]	17.23[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	36	42	38	21
Ratio of expenses before expense reductions (%)	1.74	1.75	1.81	2.08	2.09
Ratio of expenses after expense reductions (%)	1.73	1.75	1.81	1.96	2.07
Ratio of net investment income (loss) (%)	.47	.93[d]	.76	.64	.63
Portfolio turnover rate (%)	86	76	56	39	69
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Amount is less than $.005.

Class S Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.40	$ 22.88	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[b]	.36	.45[d]	.40
Net realized and unrealized gain (loss)	2.35	2.63	.55
Total from investment operations	2.71	3.08	.95
Less distributions from: Net investment income	(.44)	(.41)	(.28)
Net realized gains	(2.15)	(1.15)	—
Total distributions	(2.59)	(1.56)	(.28)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 24.52	$ 24.40	$ 22.88
Total Return (%)	12.06[c]	14.33[d]	4.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,394	1,438	1,483
Ratio of expenses before expense reductions (%)	.67	.71	.68*
Ratio of expenses after expense reductions (%)	.66	.71	.68*
Ratio of net investment income (loss) (%)	1.54	1.96[d]	1.89*
Portfolio turnover rate (%)	86.76		56
[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.44	$ 22.91	$ 22.19	$ 19.98	$ 17.13
Income (loss) from investment operations: Net investment income (loss)[a]	.38	.46[c]	.42	.37	.32
Net realized and unrealized gain (loss)	2.35	2.64	.79	2.17	2.83
Total from investment operations	2.73	3.10	1.21	2.54	3.15
Less distributions from: Net investment income	(.46)	(.42)	(.49)	(.33)	(.30)
Net realized gains	(2.15)	(1.15)	—	—	—
Total distributions	(2.61)	(1.57)	(.49)	(.33)	(.30)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 24.56	$ 24.44	$ 22.91	$ 22.19	$ 19.98
Total Return (%)	12.13[c]	14.45[b,c]	5.64[b]	12.65[b]	18.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	53	35	8	13
Ratio of expenses before expense reductions (%)	.58	.66	.68	.94	.87
Ratio of expenses after expense reductions (%)	.57	.64	.66	.86	.87
Ratio of net investment income (loss) (%)	1.63	2.03[c]	1.91	1.74	1.83
Portfolio turnover rate (%)	86	76	56	39	69
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Large Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 54,546,546
Undistributed net long-term capital gains	$ 262,084,257
Net unrealized appreciation (depreciation) on investments	$ 243,584,959

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2007	2006
Distributions from ordinary income*	$ 67,143,474	$ 32,577,595
Distributions from long-term capital gains	$ 134,608,868	99,215,269
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,540,746,894 and $1,948,480,354, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor.

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, became subadvisor with respect to investment and reinvestment of assets of the Fund, pursuant to an interim subadvisory agreement. On April 25, 2007, the shareholders approved the subadvisory agreement with DeAMi. The Advisor compensates DeAMi out of the management fee it receives from the Fund.

Prior to April 25, 2007, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from December 1, 2006 through April 24, 2007, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following rates:

First $1.5 billion of the Fund's average daily net assets	.525%
Next $500 million of such net assets	.500%
Next $1 billion of such net assets	.475%
Next $1 billion of such net assets	.450%
Next $1 billion of such net assets	.425%
Over $5 billion of such net assets	.400%

Effective April 25, 2007, under the Amended and Restated Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the year ended November 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of .46% of the Fund's average daily net assets.

For the period from December 1, 2006 through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.80%
Institutional Class	.65%

Administration Fee. Effective April 25, 2007, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from April 25, 2007 through November 30, 2007, the Advisor received an Administration Fee of $1,113,738, of which $149,001 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended November 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2007
Class A	$ 473,046	$ 84,185
Class B	85,663	15,902
Class C	55,726	10,549
Class S	1,250,673	257,998
Institutional Class	7,721	285
	$ 1,872,829	$ 368,919

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2007 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class B	$ 250,599	$ 18,848
Class C	252,433	19,653
	$ 503,032	$ 38,501

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annual Effective Rate
Class A	$ 779,079	$ 61,348.23%
Class B	79,566	5,878.24%
Class C	79,098	6,492.23%
	$ 937,743	$ 73,718

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2007 aggregated $23,596.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2007 the CDSC for Class B and C shares aggregated $55,318 and $1,032, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2007, DWS-SDI received $127 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $37,006, of which $10,409 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended November 30, 2007, the Advisor agreed to reimburse the Fund $18,494, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2007, the Fund's custodian fee was reduced by $75,039 and $66,740, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,167,471	$ 50,835,604	3,327,001	$ 75,733,382
Class B	89,076	2,088,004	113,207	2,583,943
Class C	139,666	3,260,838	218,555	4,993,785
Class R*	—	—	26,464	603,759
Class AARP*	—	—	68,291	1,546,298
Class S	1,767,214	41,611,393	2,614,247	59,422,923
Institutional Class	163,302	3,881,137	549,137	12,545,301
		$ 101,676,976		$ 157,429,391
Shares issued to shareholders in reinvestment of dividends
Class A	1,522,303	$ 34,820,690	986,277	$ 21,721,962
Class B	140,746	3,220,134	107,416	2,363,227
Class C	118,425	2,709,414	84,493	1,858,852
Class R*	—	—	3,330	73,529
Class AARP*	—	—	73,592	1,611,325
Class S	6,232,765	142,652,883	4,069,899	89,722,768
Institutional Class	248,630	5,702,155	130,198	2,877,885
		$ 189,105,276		$ 120,229,548
Shares redeemed
Class A	(6,353,433)	$ (148,916,231)	(5,418,233)	$ (122,792,269)
Class B	(545,734)	(12,805,237)	(769,149)	(17,562,638)
Class C	(410,808)	(9,680,257)	(682,824)	(15,540,692)
Class R*	—	—	(8,229)	(185,401)
Class AARP*	—	—	(280,790)	(6,307,630)
Class S	(10,100,265)	(236,662,206)	(13,710,670)	(313,648,898)
Institutional Class	(95,538)	(2,267,969)	(53,558)	(1,241,714)
		$ (410,331,900)		$ (477,279,242)
Shares converted*
Class A	—	$ —	69,573	$ 1,694,822
Class R	—	—	(69,419)	(1,694,822)
Class AARP	—	—	(1,146,195)	(25,156,597)
Class S	—	—	1,145,569	25,156,597
		$ —		$ —
Redemption fees		$ 4,005		$ 9,235
Net increase (decrease)
Class A	(2,663,659)	$ (63,258,112)	(1,035,382)	$ (23,639,396)
Class B	(315,912)	(7,496,165)	(548,526)	(12,614,034)
Class C	(152,717)	(3,709,874)	(379,776)	(8,687,678)
Class R*	—	—	(47,854)	(1,202,935)
Class AARP*	—	—	(1,285,102)	(28,306,304)
Class S	(2,100,286)	(52,396,835)	(5,880,955)	(139,342,193)
Institutional Class	316,394	7,315,343	625,777	14,181,472
		$ (119,545,643)		$ (199,611,068)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund and the conversion of Class R shares of the Fund into the Class A shares of the Fund. The Class AARP shares and Class R shares conversions were completed on July 14, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

G. Payments Made by Affiliates

During the year ended November 30, 2007, the Advisor fully reimbursed the Fund $544,762 for losses on certain operation errors during the period. The amount of this reimbursement was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Large Cap Value Fund, one of a series of DWS Value Series, Inc. (the "Corporation"), including the investment portfolio, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Large Cap Value Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 21, 2008

Tax Information (Unaudited)

The Fund paid distributions of $1.70 per share from net long-term capital gains during its year ended November 30, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $288,368,000 as capital gain dividends for its year ended November 30, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2007 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $41,736,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided by the Advisor, including portfolio management services and administrative services. The Board noted that, under the Agreement, which shareholders recently approved in April 2007, DIMA provides portfolio management services to the Fund and that, pursuant to a separate Administrative Services Agreement, DIMA provides administrative services to the Fund. The Board also noted that shareholders approved a new sub-advisory agreement in April 2007 pursuant to which DIMA has delegated day-to-day portfolio management responsibility to Deutsche Asset Management International GmbH, an affiliate of the Advisor. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of the recent change in portfolio manager, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objectives and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, the Fund's favorable long-term performance, and steps taken by the Advisor to improve performance, including the change in portfolio manager.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board showed that the Fund's management fee rate was at the 12th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 27th percentile for Class A shares, the 41st percentile for Class B shares, the 27th percentile for Class C shares, the 10th percentile for Institutional Class shares and the 19th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses until April 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included five breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") and Deutsche Asset Management International GmbH, an affiliate of the Advisor (the "Sub-Advisor") in September 2007. The Board noted that the Sub-Advisory Agreement was approved by shareholders in April 2007 and that the approval of the Sub-Advisory Agreement allowed DIMA to complete a change in the portfolio manager of the Fund. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered short-term and longer-term performance of the Fund (as described above), but noted that the performance information did not include the period during which the Sub-Advisor managed the Fund.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Sub-Advisor to date have to be satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund. The Board noted that it did not receive an estimate of the Sub-Advisor's profitability in connection with the management of the Fund, but noted that the Advisor compensates the Sub-Advisor from its fees. The Board also considered that the Sub-Advisor is an affiliate of the Advisor and noted its consideration of the estimated profitability of the Advisor.

As part of its review of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board also noted that the investment management agreement with DIMA included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by the Sub-Advisor and its affiliates. The Board noted that under the current soft dollar policy, the Sub-Advisor may not use Portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer ("third-party research"), although the Sub-Advisor may obtain proprietary research prepared by an executing broker-dealer in connection with a transaction through that broker-dealer. The Board, however, may in the future permit the Sub-Advisor to allocate brokerage to acquire third-party research. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	58
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	58
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	58
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	58
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	58
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	58
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		58
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	61
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-606	23338F-705
Fund Number	086	286	386	2312	1486

  MAY 31, 2008

Annual Report to Shareholders

DWS Equity Partners Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund has stock market and equity risks, which means stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.21%, 2.09%, 2.01% and 0.89% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and 3-year, 5-year and 10-year periods for Class A, C and Institutional shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of DWS Equity Partners Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Equity Partners Fund	1-Year	3-Year	5-Year	10-Year
Class A	-19.77%	1.86%	7.62%	4.63%
Class B	-20.41%	1.05%	6.77%	3.83%
Class C	-20.37%	1.08%	6.80%	3.99%
Institutional Class	-19.49%	2.18%	7.92%	4.91%
S&P 500® Index+	-6.70%	7.57%	9.77%	4.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value Information and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 23.79	$ 21.88	$ 21.90	$ 24.02
5/31/07	$ 34.18	$ 31.97	$ 31.98	$ 34.46
Distribution Information: Twelve Months as of 5/31/08: Income Dividends	$ .07	$ —	$ —	$ .16
Capital Gain Distributions	$ 3.72	$ 3.72	$ 3.72	$ 3.72
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	841	of	857	99
3-Year	641	of	667	96
5-Year	413	of	489	85
10-Year	128	of	196	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Partners Fund — Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,562	$9,961	$13,606	$14,820
	Average annual total return	-24.38%	-.13%	6.35%	4.01%
Class B	Growth of $10,000	$7,753	$10,149	$13,778	$14,558
	Average annual total return	-22.47%	.49%	6.62%	3.83%
Class C	Growth of $10,000	$7,963	$10,327	$13,896	$14,788
	Average annual total return	-20.37%	1.08%	6.80%	3.99%
S&P 500 Index+	Growth of $10,000	$9,330	$12,446	$15,941	$15,100
	Average annual total return	-6.70%	7.57%	9.77%	4.21%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Equity Partners Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$805,100	$1,066,700	$1,463,700	$1,614,200
	Average annual total return	-19.49%	2.18%	7.92%	4.91%
S&P 500 Index+	Growth of $1,000,000	$933,000	$1,244,600	$1,594,100	$1,510,000
	Average annual total return	-6.70%	7.57%	9.77%	4.21%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 912.10	$ 908.70	$ 908.50	$ 913.50
Expenses Paid per $1,000*	$ 6.31	$ 10.07	$ 10.31	$ 4.83
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,018.40	$ 1,014.45	$ 1,014.20	$ 1,019.95
Expenses Paid per $1,000*	$ 6.66	$ 10.63	$ 10.88	$ 5.10
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Equity Partners Fund	1.32%	2.11%	2.16%	1.01%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Equity Partners Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity Partners Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

David F. Hone, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Large-Cap Value portfolio manager since 2001; lead portfolio manager for US Equity Income Fund strategy since 2003: New York.

• Joined Deutsche Asset Management in 1996; has served Deutsche Asset Management as an analyst for sectors including consumer cyclical, consumer staples and financials, after 8 years of experience as an analyst at Chubb & Son.

• BA from Villanova University.

Thomas Schuessler, PhD

Director of Deutsche Asset Management and consultant to the fund.

• Portfolio Manager, Value Equity, including US Large Cap Value: Frankfurt. Joined Deutsche Asset Management in 1996; moved to DWS in 2001, initially responsible for technology.

• Prior bank experience includes Executive Assistant to Dr. Josef Ackermann, CEO of Deutsche Bank, and, from 1996 to 1999, information technology project manager.

• PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Effective March 15, 2008, Deutsche Investment Management Americas Inc. assumed all day-to-day portfolio management responsibilities for DWS Equity Partners Fund that were previously delegated to Alex. Brown Investment Management.

In the following interview, the new management team addresses the recent market backdrop, fund performance during the 12-month period ended May 31, 2008 and the new management strategy.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US stock market and the fund perform during the annual period?

A: US equities lost ground amid the highly challenging investment environment of the past year. Although the reporting period began on a positive note, the emergence of the subprime crisis — along with resulting dislocations in the credit markets — began to weigh on stock prices during the fourth quarter of 2007. The new year brought no relief for investors, as stocks plunged in early January then proceeded to drop lower for the next two months. The market hit its low for the year following the collapse of the 85-year-old broker Bear Stearns in mid-March, but stocks subsequently regained their footing and staged a rally over the final two-plus months of the period. This recovery was attributed largely to the actions of the US Federal Reserve Board (the Fed), which aggressively cut interest rates and took a number of non-traditional steps to ensure liquidity and stability in the financial markets. The rebound in stock prices was not enough to offset the December-January downturn, however, and the market closed the period in the red.

With this as the backdrop, Class A shares of the fund returned -19.77% during the annual period, underperforming the -6.70% return of its benchmark, the Standard & Poor's 500® (S&P 500) Index.1 The average return of the funds in its Lipper peer group — Lipper Multi-Cap Core Funds — was -5.71%.2 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and for more complete performance information.)

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Multi-Cap Core Funds category comprises funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: What individual positions were the leading causes of underperformance?

A: The fund's underperformance stemmed from positions, held in the first half of the period, in a number of financial stocks that were directly exposed to the subprime crisis. The leading detractors in this area were First Marblehead Corp., Countrywide Financial Corp., AmeriCredit Corp., Capital One Financial Corp. and Freddie Mac. Outside of financials, notable detractors included the health care service providers Wellpoint, Inc., Coventry Health Care, Inc. and Omnicare, Inc., the yellow pages company R.H. Donnelly Corp., and the telecommunications companies Virgin Mobile USA, Inc. and NII Holdings, Inc. With the exception of Wellpoint, we have sold these positions from the fund since we assumed day-to-day portfolio management responsibility in March.

Q: What other changes have you made to the fund?

A: We have made a number of changes since assuming day-to-day responsibility of the portfolio management of the fund. In restructuring the portfolio, we had two major objectives. The first was to increase the number of holdings in order to increase diversification. Accordingly, the number of individual holdings rose from 41 on March 14, 2008 to 71 by May 31, 2008. Additionally, the fund's top 10 holdings, which accounted for 47% of the fund's total assets as of March 14, 2008, made up only 23% of assets by the end of May — an indication of a less concentrated portfolio.

Our second objective was to reduce the fund's weighting in underperforming stocks where we felt low valuations were not supported by positive fundamentals. The result is that the fund now has a number of new holdings and most of the stocks that weighed on its performance during the past year — such as those mentioned above — are no longer held. These shifts are reflected by the fact that the fund has a lower weighting in financials: 16.22% of assets as on May 31, 2008 versus 24.59% on March 14, 2008. At the same time, it has a larger position in sectors where it was previously underweight, such as energy and materials.3 These and other changes are illustrated in the table on the following pages.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
DWS Equity Partners Fund versus S&P 500 Index As of 3/14/2008
	Portfolio Weight	Benchmark Weight	Difference
Telecommunication Services	13%	3%	10%
Financials	25%	16%	9%
Consumer Discretionary	13%	9%	4%
Industrials	12%	12%	0%
Health Care	11%	12%	-1%
Utilities	—	3%	-3%
Materials	—	4%	-4%
Information Technology	12%	16%	-4%
Energy	9%	14%	-5%
Consumer Staples	5%	11%	-6%
Total	100%	100%
As of 5/31/2008
	Portfolio Weight	Benchmark Weight	Difference
Energy	25%	14%	11%
Utilities	11%	4%	7%
Materials	6%	4%	2%
Telecommunication Services	5%	3%	2%
Financials	16%	16%	0%
Consumer Staples	9%	11%	-2%
Health Care	8%	11%	-3%
Consumer Discretionary	4%	8%	-4%
Industrials	6%	12%	-6%
Information Technology	10%	17%	-7%
Total	100%	100%
	Portfolio as of 3/14/2008	Portfolio as of 5/31/2008	Difference
Energy	9%	25%	16%
Utilities	—	11%	11%
Materials	—	6%	6%
Consumer Staples	5%	9%	4%
Information Technology	12%	10%	-2%
Health Care	11%	8%	-3%
Industrials	12%	6%	-6%
Financials	25%	16%	-9%
Telecommunication Services	13%	5%	-8%
Consumer Discretionary	13%	4%	-9%
Total	100%	100%

Source: Factset

Q: What criteria do you use in selecting stocks for the fund?

A: We employ a combination of top-down and bottom-up analysis. The top-down component is designed to identify the most attractive sectors and industries. The bottom-up aspect of our approach seeks to identify the most attractive individual companies based on valuation metrics such as price-to-earnings ratios, price-to-book ratios, dividend yields, and free-cash-flow yields. We focus on the stocks of higher-quality companies that are temporarily out of favor with the market, and offer favorable longer-term growth prospects. Downside risk is an important factor and is considered as part of our buy/sell discipline. With the changes made over the last few months, we feel that the portfolio's positioning is appropriate for this stage of the market cycle.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/08	5/31/07

Common Stocks	99%	90%
Cash Equivalents	1%	10%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/08	5/31/07

Energy	25%	5%
Financials	16%	32%
Utilities	11%	—
Information Technology	10%	9%
Consumer Staples	9%	4%
Health Care	8%	14%
Industrials	6%	11%
Materials	6%	—
Telecommunications Services	5%	10%
Consumer Discretionary	4%	15%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2008 (22.8% of Net Assets)
1. Suncor Energy, Inc. Integrated energy company	2.8%
2. Exelon Corp. Distributor of electricity and gas	2.6%
3. Halliburton Co. Provider of oil well services	2.6%
4. AT&T, Inc. Provider of communications services	2.4%
5. Noble Corp. Provider of diversified services for the oil and gas industry	2.2%
6. Berkshire Hathaway, Inc. Provider of insurance nationwide	2.2%
7. CVS Caremark Corp. Operator of a drug store chain	2.1%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.0%
9. BCE, Inc. Provides a full range of communication services to residential and business customers in Canada	2.0%
10. Noble Energy, Inc. Independent oil and gas exploration and development company	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten equity holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 4.2%
Distributors 1.0%
Genuine Parts Co. (a)	47,200	2,077,272
Hotels Restaurants & Leisure 1.4%
McDonald's Corp.	48,100	2,853,292
Media 1.2%
Gannett Co., Inc. (a)	85,400	2,460,374
Specialty Retail 0.6%
Office Depot, Inc.*	97,600	1,239,520
Consumer Staples 9.3%
Food & Staples Retailing 2.1%
CVS Caremark Corp.	98,200	4,201,978
Food Products 4.0%
General Mills, Inc.	53,000	3,349,600
Kraft Foods, Inc. "A"	83,100	2,699,088
Sara Lee Corp.	153,800	2,119,364
		8,168,052
Tobacco 3.2%
Altria Group, Inc.	55,280	1,230,533
Philip Morris International, Inc.*	61,280	3,227,004
Reynolds American, Inc. (a)	38,900	2,136,388
		6,593,925
Energy 25.1%
Energy Equipment & Services 7.9%
ENSCO International, Inc. (a)	41,700	2,995,311
Halliburton Co. (a)	107,100	5,202,918
Noble Corp.	71,200	4,495,568
Transocean, Inc.*	10,600	1,592,014
Weatherford International Ltd.* (a)	38,600	1,761,318
		16,047,129
Oil, Gas & Consumable Fuels 17.2%
Cameco Corp.	80,100	3,280,095
Chevron Corp.	24,600	2,439,090
ConocoPhillips	21,200	1,973,720
Devon Energy Corp.	29,200	3,385,448
ExxonMobil Corp.	28,900	2,565,164
Hess Corp.	28,900	3,549,209
Nexen, Inc.	83,700	3,219,939
Noble Energy, Inc.	40,500	3,946,725
Occidental Petroleum Corp.	42,300	3,888,639
Suncor Energy, Inc.	82,600	5,645,710
Talisman Energy, Inc.	43,400	1,009,484
		34,903,223
Financials 16.1%
Capital Markets 2.3%
Bank of New York Mellon Corp.	61,000	2,716,330
GFI Group, Inc. (a)	161,900	1,916,896
		4,633,226
Commercial Banks 4.8%
BB&T Corp. (a)	56,700	1,784,349
Canadian Imperial Bank of Commerce	37,200	2,611,440
Comerica, Inc. (a)	50,100	1,862,718
Synovus Financial Corp. (a)	153,000	1,757,970
Zions Bancorp. (a)	40,300	1,736,527
		9,753,004
Insurance 9.0%
Allstate Corp. (a)	72,600	3,698,244
Berkshire Hathaway, Inc. "B"* (a)	980	4,408,040
Genworth Financial, Inc. "A"	89,800	1,984,580
Hartford Financial Services Group, Inc.	24,100	1,712,787
Loews Corp.	76,600	3,797,062
MetLife, Inc.	47,300	2,839,419
		18,440,132
Health Care 8.0%
Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	33,700	2,059,070
Health Care Providers & Services 1.1%
WellPoint, Inc.*	38,890	2,170,840
Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.*	41,900	2,472,938
Pharmaceuticals 4.7%
Abbott Laboratories	35,300	1,989,155
Merck & Co., Inc.	33,300	1,297,368
Pfizer, Inc.	104,200	2,017,312
Teva Pharmaceutical Industries Ltd. (ADR)	41,300	1,888,649
Wyeth	51,800	2,303,546
		9,496,030
Industrials 6.2%
Aerospace & Defense 4.2%
Honeywell International, Inc.	60,500	3,607,010
Raytheon Co.	38,700	2,471,382
United Technologies Corp.	35,400	2,514,816
		8,593,208
Industrial Conglomerates 0.5%
General Electric Co.	31,700	973,824
Machinery 1.5%
Dover Corp.	56,900	3,077,152
Information Technology 9.7%
Communications Equipment 1.4%
Brocade Communications Systems, Inc.*	352,000	2,837,120
Computers & Peripherals 3.9%
Hewlett-Packard Co.	80,900	3,807,154
International Business Machines Corp.	32,320	4,183,178
		7,990,332
IT Services 1.6%
MasterCard, Inc. "A" (a)	10,610	3,274,776
Semiconductors & Semiconductor Equipment 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	269,400	3,084,630
Software 1.3%
Microsoft Corp.	88,900	2,517,648
Materials 5.6%
Chemicals 4.3%
Air Products & Chemicals, Inc.	36,000	3,669,120
Dow Chemical Co.	55,400	2,238,160
Praxair, Inc.	29,400	2,794,764
		8,702,044
Containers & Packaging 1.3%
Sonoco Products Co.	77,500	2,683,050
Telecommunication Services 4.5%
Diversified Telecommunication Services
AT&T, Inc.	123,400	4,923,660
BCE, Inc.	117,800	4,139,492
		9,063,152
Utilities 10.8%
Electric Utilities 8.9%
Duke Energy Corp.	134,800	2,491,104
Entergy Corp.	24,300	2,934,711
Exelon Corp.	59,500	5,236,000
FirstEnergy Corp.	48,600	3,825,306
FPL Group, Inc.	53,900	3,639,328
		18,126,449
Multi-Utilities 1.9%
PG&E Corp. (a)	97,200	3,848,148
Total Common Stocks (Cost $166,811,589)		202,341,538

Securities Lending Collateral 15.1%
Daily Assets Fund Institutional, 2.76% (b) (c) (Cost $30,653,244)	30,653,244	30,653,244

Cash Equivalents 1.5%
Cash Management QP Trust, 2.48% (b) (Cost $3,016,844)	3,016,844	3,016,844
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $200,481,677)+	116.1	236,011,626
Other Assets and Liabilities, Net	(16.1)	(32,694,245)
Net Assets	100.0	203,317,381
* Non-income producing security.
+ The cost for federal income tax purposes was $200,543,144. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $35,468,482. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,423,296 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,954,814.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2008 amounted to $29,979,727 which is 14.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008
Assets
Investments: Investments in securities, at value (cost $166,811,589) — including $29,979,727 of securities loaned	$ 202,341,538
Investment in Cash Management QP Trust (cost $3,016,844)	3,016,844
Investment in Daily Assets Fund Institutional (cost $30,653,244)*	30,653,244
Total investments, at value (cost $200,481,677)	236,011,626
Cash	2,563
Dividends receivable	370,196
Interest receivable	18,224
Receivable for Fund shares sold	32,563
Other assets	48,812
Total assets	236,483,984
Liabilities
Payable upon return of securities loaned	30,653,244
Payable for Fund shares redeemed	2,058,793
Accrued management fee	135,994
Other accrued expenses and payables	318,572
Total liabilities	33,166,603
Net assets, at value	$ 203,317,381
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	35,529,949
Accumulated net realized gain (loss)	54,723,069
Paid-in capital	113,064,363
Net assets, at value	$ 203,317,381
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of May 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($149,767,186 ÷ 6,294,485 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 23.79
Maximum offering price per share (100 ÷ 94.25 of $23.79)	$ 25.24

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,745,259 ÷ 171,149 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 21.88

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,149,962 ÷ 280,821 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 21.90
Institutional Class Net Asset Value, offering and redemption price(a) per share ($43,654,974 ÷ 1,817,585 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 24.02
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the year ended May 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $55,029)	$ 4,134,255
Interest — Cash Management QP Trust	748,126
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	402,562
Total Income	5,284,943
Expenses: Management fee	2,515,438
Administration fee	356,169
Services to shareholders	400,124
Custodian fee	12,852
Distribution and service fees	685,924
Professional fees	85,172
Directors' fees and expenses	16,566
Reports to shareholders	54,491
Registration fees	56,170
Other	33,688
Total expenses before expense reductions	4,216,594
Expense reductions	(11,580)
Total expenses after expense reductions	4,205,014
Net investment income (loss)	1,079,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	70,190,285
Foreign currency	27,272
70,217,557
Change in net unrealized appreciation (depreciation) on investments	(164,381,861)
Net gain (loss)	(94,164,304)
Net increase (decrease) in net assets resulting from operations	$ (93,084,375)
Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,079,929	$ 1,387,137
Net realized gain (loss)	70,217,557	36,169,514
Change in net unrealized appreciation (depreciation)	(164,381,861)	47,381,523
Net increase (decrease) in net assets resulting from operations	(93,084,375)	84,938,174
Distributions to shareholders from: Net investment income: Class A	(580,424)	(142,513)
Institutional Class	(763,106)	(519,839)
Net realized gains: Class A	(29,533,440)	(3,225,259)
Class B	(709,067)	(104,882)
Class C	(1,396,832)	(166,161)
Institutional Class	(13,777,342)	(2,063,363)
Total distributions	(46,760,211)	(6,222,017)
Fund share transactions: Proceeds from shares sold	41,024,639	56,150,641
Reinvestment of distributions	43,013,057	5,635,567
Cost of shares redeemed	(230,152,296)	(75,659,823)
Redemption fees	3,678	2,224
Net increase (decrease) in net assets from Fund share transactions	(146,110,922)	(13,871,391)
Increase (decrease) in net assets	(285,955,508)	64,844,766
Net assets at beginning of period	489,272,889	424,428,123
Net assets at end of period (including undistributed net investment income of $0 and $714,183, respectively)	$ 203,317,381	$ 489,272,889

Financial Highlights

Class A Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 34.18	$ 28.72	$ 27.20	$ 25.35	$ 20.58
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.07	.15	.11	.04
Net realized and unrealized gain (loss)	(6.67)	5.80	2.36	2.49	4.86
Total from investment operations	(6.60)	5.87	2.51	2.60	4.90
Less distributions from: Net investment income	(.07)	(.02)	(.17)	(.06)	(.05)
Net realized gains	(3.72)	(.39)	(.82)	(.69)	(.08)
Total distributions	(3.79)	(.41)	(.99)	(.75)	(.13)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 23.79	$ 34.18	$ 28.72	$ 27.20	$ 25.35
Total Return (%)[b]	(19.77)	20.53[c]	9.29	10.30	23.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	291	247	189	154
Ratio of expenses before expense reductions (%)	1.25	1.21	1.20	1.22	1.24
Ratio of expenses after expense reductions (%)	1.25	1.20	1.20	1.22	1.24
Ratio of net investment income (loss) (%)	.23	.23	.54	.44	.17
Portfolio turnover rate (%)	79	13	10	11	7
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 31.97	$ 27.10	$ 25.74	$ 24.16	$ 19.72
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)	(.15)	(.03)	(.05)	(.12)
Net realized and unrealized gain (loss)	(6.23)	5.41	2.21	2.32	4.64
Total from investment operations	(6.37)	5.26	2.18	2.27	4.52
Less distributions from: Net realized gains	(3.72)	(.39)	(.82)	(.69)	(.08)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 21.88	$ 31.97	$ 27.10	$ 25.74	$ 24.16
Total Return (%)[b]	(20.41)[c]	19.51[c]	8.49	9.46	22.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	8	8	13	18
Ratio of expenses before expense reductions (%)	2.18	2.09	1.94	1.97	1.99
Ratio of expenses after expense reductions (%)	2.11	2.04	1.94	1.97	1.99
Ratio of net investment income (loss) (%)	(.63)	(.61)	(.20)	(.31)	(.58)
Portfolio turnover rate (%)	79	13	10	11	7
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 31.98	$ 27.10	$ 25.74	$ 24.15	$ 19.71
Income (loss) from investment operations: Net investment income (loss)[a]	(.12)	(.13)	(.03)	(.05)	(.12)
Net realized and unrealized gain (loss)	(6.24)	5.40	2.21	2.33	4.64
Total from investment operations	(6.36)	5.27	2.18	2.28	4.52
Less distributions from: Net realized gains	(3.72)	(.39)	(.82)	(.69)	(.08)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 21.90	$ 31.98	$ 27.10	$ 25.74	$ 24.15
Total Return (%)[b]	(20.37)	19.55[c]	8.49	9.46	22.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	14	14	9	6
Ratio of expenses before expense reductions (%)	2.06	2.01	1.95	1.97	1.99
Ratio of expenses after expense reductions (%)	2.06	1.99	1.95	1.97	1.99
Ratio of net investment income (loss) (%)	(.58)	(.56)	(.21)	(.31)	(.58)
Portfolio turnover rate (%)	79	13	10	11	7
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 34.46	$ 28.94	$ 27.43	$ 25.57	$ 20.76
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.16	.22	.18	.10
Net realized and unrealized gain (loss)	(6.71)	5.85	2.39	2.51	4.90
Total from investment operations	(6.56)	6.01	2.61	2.69	5.00
Less distributions from: Net investment income	(.16)	(.10)	(.28)	(.14)	(.11)
Net realized gains	(3.72)	(.39)	(.82)	(.69)	(.08)
Total distributions	(3.88)	(.49)	(1.10)	(.83)	(.19)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 24.02	$ 34.46	$ 28.94	$ 27.43	$ 25.57
Total Return (%)	(19.49)	20.89[b]	9.60	10.54	24.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	177	156	94	96
Ratio of expenses before expense reductions (%)	.91	.89	.95	.97	.99
Ratio of expenses after expense reductions (%)	.91	.89	.95	.97	.99
Ratio of net investment income (loss) (%)	.57	.54	.79	.69	.42
Portfolio turnover rate (%)	79	13	10	11	7
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity Partners Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Earnings and profits distributed to shareholders on redemptions on Fund shares ("tax equalization") may be utilized by the Fund to the extent permissible, as part of the Fund's dividends-paid deduction on its federal tax returns. During the year ended May 31, 2008, the Fund utilized tax equalization.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 57,784,536
Net unrealized appreciation (depreciation) on investments	$ 35,468,482

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2008	2007
Distributions from ordinary income*	$ 2,845,795	$ 1,380,655
Distributions from long-term capital gains	$ 43,914,416	$ 4,841,362
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the year ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $270,366,032 and $412,694,573, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, having delegated such responsibility to the Fund's sub-advisor, Alex. Brown Investment Management, who prior to March 15, 2008 served as subadvisor and was paid by the Advisor for its services. On March 5, 2008 the Fund's Board Members approved the termination of Alex. Brown Investment Management as the Fund's Subadvisor. Effective March 15, 2008 the Advisor assumed all day-to-day responsibilities that were previously delegated to Alex. Brown Investment Management.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

Accordingly, for the year ended May 31, 2008, the fee pursuant to the agreement was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

For the period from October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for Class B shares at 2.10%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the the year ended May 31, 2008, the Advisor received an Administration Fee of $356,169, of which $17,640 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 271,116	$ —	$ 76,966
Class B	13,207	3,572	793
Class C	14,400	—	3,843
Institutional Class	6,506	—	2,114
	$ 305,229	$ 3,572	$ 83,716

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended May 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 41,697	$ 2,537
Class C	75,412	4,029
	$ 117,109	$ 6,566

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annual Effective Rate
Class A	$ 530,345	$ 61,768.23%
Class B	13,669	1,254.25%
Class C	24,801	2,650.25%
	$ 568,815	$ 65,672

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2008 aggregated $8,934.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2008, the CDSC for Class B and C shares aggregated $17,986 and $6,688, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2008, DIDI received $3,055 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,097, of which $6,526 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds boards of directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $1,510 to the noncontinuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2008, the Fund's custodian fee was reduced by $77 and $6,421, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,151,050	$ 32,871,685	1,311,351	$ 40,646,291
Class B	19,895	540,228	57,312	1,648,751
Class C	52,185	1,367,792	116,316	3,378,062
Institutional Class	201,705	6,244,934	344,346	10,477,537
		$ 41,024,639		$ 56,150,641
Shares issued to shareholders in reinvestment of distributions
Class A	1,101,124	$ 27,404,076	97,852	$ 3,089,174
Class B	24,635	563,158	2,894	85,810
Class C	54,433	1,245,425	4,901	145,370
Institutional Class	548,050	13,800,398	72,851	2,315,213
		$ 43,013,057		$ 5,635,567
Shares redeemed
Class A	(4,471,886)	$ (112,985,543)	(1,478,876)	$ (45,381,046)
Class B	(121,836)	(3,182,305)	(104,692)	(3,043,903)
Class C	(254,976)	(6,176,299)	(199,898)	(5,687,281)
Institutional Class	(4,058,019)	(107,808,149)	(687,967)	(21,547,593)
		$ (230,152,296)		$ (75,659,823)
Redemption fees		$ 3,678		$ 2,224
Net increase (decrease)
Class A	(2,219,712)	$ (52,707,789)	(69,673)	$ (1,644,533)
Class B	(77,306)	(2,078,917)	(44,486)	(1,309,200)
Class C	(148,358)	(3,562,512)	(78,681)	(2,163,031)
Institutional Class	(3,308,264)	(87,761,704)	(270,770)	(8,754,627)
		$ (146,110,922)		$ (13,871,391)

G. Subsequent Event

On July 16, 2008, the Board of Directors of the Fund approved, in principle, the merger of the DWS Equity Partners Fund (the "Acquired Fund") into the DWS Large Cap Value Fund.

Completion of the merger is subject to a number of conditions, including approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about October 15, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Equity Partners Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity Partners Fund, Inc. (the "Fund") at May 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note G, "Subsequent Event", the Board of Directors of the Fund has approved the merger of the Fund.

Boston, Massachusetts July 22, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $3.578 per share from net long-term capital gains during its year ended May 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $78,288,000 as capital gains dividends for its year ended May 31, 2008, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $5,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended May 31, 2008, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	23339H 106	23339H 205	23339H 304	23339H 403
Fund Number	409	609	709	509

Notes

  MAY 31, 2008

Semiannual Report to Shareholders

DWS Large Cap Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.00%, 1.83%, 1.74% and 0.58% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.18%	6.47%	11.37%	12.00%	6.45%
Class B	3.75%	5.62%	10.46%	11.10%	5.56%
Class C	3.77%	5.68%	10.55%	11.18%	5.60%
Russell 1000® Value Index+	-5.35%	-12.28%	7.45%	11.41%	6.11%
S&P 500® Index++	-4.47%	-6.70%	7.57%	9.77%	4.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 5/31/08
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	4.41%	6.93%	11.83%	12.45%	8.78%
Russell 1000 Value Index+	-5.35%	-12.28%	7.45%	11.41%	6.12%
S&P 500 Index++	-4.47%	-6.70%	7.57%	9.77%	1.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 21.05	$ 21.09	$ 21.06	$ 21.10
11/30/07	$ 24.51	$ 24.54	$ 24.52	$ 24.56
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .16	$ .07	$ .08	$ .21
Capital Gain Distributions	$ 4.16	$ 4.16	$ 4.16	$ 4.16
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	543	1
3-Year	38	of	471	9
5-Year	66	of	388	17
10-Year	29	of	165	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,035	$13,018	$16,608	$17,608
	Average annual total return	.35%	9.19%	10.68%	5.82%
Class B	Growth of $10,000	$10,300	$13,285	$16,827	$17,184
	Average annual total return	3.00%	9.93%	10.97%	5.56%
Class C	Growth of $10,000	$10,568	$13,510	$16,984	$17,251
	Average annual total return	5.68%	10.55%	11.18%	5.60%
Russell 1000 Value Index+	Growth of $10,000	$8,772	$12,405	$17,165	$18,095
	Average annual total return	-12.28%	7.45%	11.41%	6.11%
S&P 500 Index++	Growth of $10,000	$9,330	$12,446	$15,941	$15,100
	Average annual total return	-6.70%	7.57%	9.77%	4.21%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Large Cap Value Fund — Institutional Class [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,069,300	$1,398,600	$1,797,900	$1,960,000
	Average annual total return	6.93%	11.83%	12.45%	8.78%
Russell 1000 Value Index+	Growth of $1,000,000	$877,200	$1,240,500	$1,716,500	$1,608,600
	Average annual total return	-12.28%	7.45%	11.41%	6.12%
S&P 500 Index++	Growth of $1,000,000	$933,000	$1,244,600	$1,594,100	$1,129,400
	Average annual total return	-6.70%	7.57%	9.77%	1.53%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 0.67% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/08
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	4.37%	6.84%	11.75%	10.13%
Russell 1000 Value Index+	-5.35%	-12.28%	7.45%	6.72%
S&P 500 Index++	-4.47%	-6.70%	7.57%	6.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 21.06
11/30/07	$ 24.52
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .20
Capital Gain Distributions	$ 4.16
Class S Lipper Rankings — Large-Cap Value Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	543	1
3-Year	31	of	471	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Cap Value Fund — Class S [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 5/31/08
DWS Large Cap Value Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,684	$13,954	$13,951
	Average annual total return	6.84%	11.75%	10.13%
Russell 1000 Value Index+	Growth of $10,000	$8,772	$12,405	$12,487
	Average annual total return	-12.28%	7.45%	6.72%
S&P 500 Index++	Growth of $10,000	$9,330	$12,446	$12,328
	Average annual total return	-6.70%	7.57%	6.32%

The growth of $10,000 is cumulative.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,041.80	$ 1,037.50	$ 1,037.70	$ 1,043.70	$ 1,044.10
Expenses Paid per $1,000*	$ 5.31	$ 9.58	$ 9.17	$ 3.68	$ 3.02
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,019.80	$ 1,015.60	$ 1,016.00	$ 1,021.40	$ 1,022.05
Expenses Paid per $1,000*	$ 5.25	$ 9.47	$ 9.07	$ 3.64	$ 2.98
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Value Fund	1.04%	1.88%	1.80%	.72%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and performance of DWS Large Cap Value Fund for the six-month period ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: The six-month period from December 31, 2007 through May 31, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, after two decades of unprecedented leveraging of the US economy — the consumer and the housing markets in particular — the growth of easily available credit finally proved to be unsustainable. What began as a correction in the subprime housing market soon accelerated into the worst financial crisis in decades, with profound implications for the entire economy. By early 2008, financial markets had become quite risk-averse, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market. As mid-year 2008 approached, US markets were faced with additional bad news, including capital and liquidity problems experienced by major financial institutions, increased concern about rising prices for energy and food, and rising unemployment.

Essentially all equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -3.63% for the six months ended May 2008.1 The large-cap Russell 1000® Index posted a return of -3.78% for the six-month period, while the small-cap Russell 2000® Index returned -1.87%.2 Growth stocks performed better than value stocks: the return of the Russell 3000® Growth Index was -2.37%, compared with -5.02% for the Russell 3000® Value Index.3 The only industry sectors within the Standard & Poor's 500® (S&P 500) Index with positive returns for this period were energy, materials and utilities; the weakest sectors were financials and health care.4

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Q: How did the fund perform during this period?

A: For the six months ended May 31, 2008, DWS Large Cap Value Fund (Class A shares) posted a return of 4.18%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return was more than nine percentage points above that of the fund's benchmark, the Russell 1000® Value Index, which had a negative return of -5.35%.5 The average return of the fund's peer group of Lipper Large-Cap Value funds for the six-month period was -5.44%.6

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
5 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 Lipper Large-Cap Value funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What are the major strategies used in managing the fund?

A: The fund seeks long-term capital appreciation, with current income as a secondary objective. In February 2007 a new management team assumed responsibility for the fund, and we have made substantial changes in the portfolio to improve diversification, increase the position in mid-cap stocks and increase the representation of companies based outside the US. By the beginning of the current fiscal year, which was December 1, 2007, we felt that the fund was now well positioned, and performance in recent months confirms the value of the changes we have made.

Under normal circumstances, the fund invests at least 80% of assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of May 31, 2008, the Russell 1000 Value Index had a median market capitalization of $5.1 billion) and that we believe are undervalued. These are typically companies that have sound and viable business models, but are temporarily out of favor. Although the fund can invest in stocks of any economic sector, at times it may emphasize certain sectors. In fact, it may invest more than 25% of total assets in a single sector. Most positions represent between 1% and 2% of assets, and the largest as of May 31, 2008, is approximately 3%. The fund may invest up to 20% of total assets in foreign securities. Holdings of non-US companies have averaged approximately 10% of assets over the last six months.

We begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500. We then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. We assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. We will normally sell a stock when we believe the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting the emphasis on a given industry.

Q: What decisions contributed most to the fund's strong performance?

A: Approximately half of the fund's outperformance versus its benchmark can be attributed to asset allocation and half to stock selection. In terms of asset allocation, performance benefited from a significant overweight in energy, which performed very well, and an underweight in the financial sector, which was down sharply.7

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Within the energy sector, some of the positions that contributed most were Suncor Energy, Inc., an integrated energy company focused on developing Canada's oil sands, and Halliburton Co., an oil field services company. Other positive contributors include Noble Energy, Inc. and Devon Energy Corp., both of which are independent exploration and production companies.

When we analyze the decisions that had the greatest impact, we find that many of the most significant ones involved avoiding value traps which continued to perform poorly. The fund had a significant underweight relative to the benchmark in General Electric Co., which represented almost 5% of the market value of the benchmark. The stock dropped sharply on a disappointing earnings report and concerns about troubled loans in the company's large consumer finance unit. Also, we have continued to be successful in avoiding most of the worst-performing stocks in the financial sector such as Bear Stearns Co., Wachovia Bank and American International Group.

Performance benefited also from some defensive names in the consumer staples sector including CVS Caremark Corp. and General Mills, Inc. Other positives were positions in Dover Corp., a multinational manufacturing company, and Exelon Corp., a utility that is a leader in nuclear power production. We believe that good-quality utility companies such as Exelon stand to benefit from stable or rising demand for electricity in an industry that is capacity-constrained because there has been little investment in new facilities in the last decade. In addition, many of these stocks offer attractive dividend yields.

Q: What were some of the negatives?

A: Positions in large pharmaceutical companies including Merck & Co., Inc. and Pfizer, Inc. detracted from performance. These stocks are theoretically defensive issues because they produce essential products for which there usually is stable demand regardless of the cyclicality of the economy. However, the stocks have performed poorly because of disappointing studies for long-expected new drugs as well as problems with existing portfolio drugs. In addition, concerns about competitive pressures from generic drugs and the looming expiration of valuable patents over the next few years represent a structural drag on those stocks. However, also in the health care industry, performance benefited from a well-timed purchase of WellPoint, Inc., a health benefits company, after the stock dropped sharply.

Another negative was a position in PG&E Corp., a California utility. Nevertheless, we believe this company fits well with our theme of utilities as a defensive opportunity, and we continue to hold the stock.

Newspaper publisher Gannett Co., Inc. is another position in an industry group that has been out of favor for a long time. Although performance has been disappointing, we feel that the stock represents good value, as we believe that this well-managed industry leader will find ways to cope with the fall of the newspaper industry by exploring new revenue sources and therefore represents a good value opportunity. Upcoming events such as the Beijing 2008 Olympic Games and the US presidential elections could also be catalysts for an upside surprise in demand for newspaper advertising space.

Q: Do you have other comments for shareholders?

A: The strong performance of this value-oriented fund in a challenging market environment is particularly gratifying. We will continue to seek good quality names that are undervalued, and we stand ready to make dynamic adjustments to the fund's positioning to anticipate fundamental changes in the economy. The fund has appropriate representation in each industry sector, with further diversification and opportunity provided by exposure to international and mid-cap names. We believe that this positioning can prove to be rewarding for investors in the fund over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/08	11/30/07

Common Stocks	95%	91%
Cash Equivalents	5%	9%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/08	11/30/07

Energy	30%	24%
Financials	15%	18%
Utilities	13%	13%
Consumer Staples	10%	9%
Health Care	8%	9%
Industrials	7%	7%
Materials	6%	7%
Telecommunication Services	4%	4%
Consumer Discretionary	4%	3%
Information Technology	3%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2008 (24.1% of Net Assets)
1. Suncor Energy, Inc. Integrated energy company	3.1%
2. Halliburton Co. Provider of oil well services	2.9%
3. Noble Energy, Inc. Independent oil and gas exploration and development company	2.8%
4. Devon Energy Corp. Explorer and producer of oil and gas	2.6%
5. Exelon Corp. Distributor of electricity and gas	2.5%
6. AT&T, Inc. Provider of communications services	2.4%
7. CVS Caremark Corp. Operator of a drug store chain	2.1%
8. Noble Corp. Provider of diversified services for the oil and gas industry	2.0%
9. FirstEnergy Corp. Operator of electric utility business	1.9%
10. PG&E Corp. Provider of electric and gas utilities	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 94.9%
Consumer Discretionary 4.1%
Distributors 1.0%
Genuine Parts Co.	404,436	17,799,228
Hotels Restaurants & Leisure 1.3%
McDonald's Corp.	411,035	24,382,596
Media 1.2%
Gannett Co., Inc. (a)	733,653	21,136,543
Specialty Retail 0.6%
Office Depot, Inc.*	864,714	10,981,868
Consumer Staples 9.0%
Beverages 1.0%
Dr. Pepper Snapple Group, Inc.* (a)	698,431	17,586,493
Food & Staples Retailing 2.0%
CVS Caremark Corp.	872,021	37,313,779
Food Products 3.0%
General Mills, Inc.	476,697	30,127,250
Kraft Foods, Inc. "A"	731,537	23,760,322
		53,887,572
Tobacco 3.0%
Altria Group, Inc.	479,606	10,676,029
Philip Morris International, Inc.*	479,606	25,256,052
Reynolds American, Inc. (a)	329,525	18,097,513
		54,029,594
Energy 28.4%
Energy Equipment & Services 8.9%
ENSCO International, Inc.	349,829	25,128,217
Halliburton Co. (a)	1,093,426	53,118,635
Noble Corp.	584,918	36,931,723
Transocean, Inc.*	156,397	23,489,265
Weatherford International Ltd.* (a)	486,664	22,206,478
		160,874,318
Oil, Gas & Consumable Fuels 19.5%
Cameco Corp.	602,337	24,665,700
Chevron Corp.	205,596	20,384,843
ConocoPhillips	172,056	16,018,414
Devon Energy Corp.	407,154	47,205,435
ExxonMobil Corp.	177,299	15,737,059
Hess Corp. (a)	230,479	28,305,126
Marathon Oil Corp.	533,256	27,404,026
Nexen, Inc. (a)	665,506	25,602,016
Noble Energy, Inc.	521,509	50,821,052
Occidental Petroleum Corp.	339,488	31,209,132
Suncor Energy, Inc. (a)	810,326	55,385,782
Talisman Energy, Inc.	484,349	11,265,958
		354,004,543
Financials 14.4%
Capital Markets 0.5%
Morgan Stanley	182,988	8,093,559
Commercial Banks 4.8%
BB&T Corp. (a)	541,271	17,033,798
Canadian Imperial Bank of Commerce (a)	317,712	22,303,383
Comerica, Inc. (a)	447,896	16,652,773
Synovus Financial Corp. (a)	1,402,821	16,118,413
Zions Bancorp. (a)	341,939	14,734,152
		86,842,519
Diversified Financial Services 0.4%
The Nasdaq OMX Group, Inc.*	228,560	8,006,457
Insurance 7.3%
Alleghany Corp.*	14,713	5,524,732
Allstate Corp.	360,089	18,342,934
Chubb Corp.	165,723	8,909,268
Cincinnati Financial Corp.	251,425	8,804,903
Fidelity National Financial, Inc. "A"	520,925	8,907,817
Genworth Financial, Inc. "A"	826,271	18,260,589
Loews Corp.	399,802	19,818,185
MetLife, Inc.	420,099	25,218,543
Odyssey Re Holdings Corp. (a)	242,359	9,098,157
Unum Group	375,510	9,042,281
		131,927,409
Thrifts & Mortgage Finance 1.4%
Capitol Federal Financial (a)	195,556	8,017,796
New York Community Bancorp, Inc. (a)	469,849	9,641,302
People's United Financial, Inc.	514,897	8,511,247
		26,170,345
Health Care 7.9%
Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	289,910	17,713,501
Health Care Providers & Services 1.0%
WellPoint, Inc.*	326,933	18,249,400
Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.*	369,600	21,813,792
Pharmaceuticals 4.7%
Abbott Laboratories	328,172	18,492,492
Merck & Co., Inc.	304,626	11,868,229
Pfizer, Inc.	913,594	17,687,180
Teva Pharmaceutical Industries Ltd. (ADR) (a)	366,700	16,769,191
Wyeth	466,781	20,757,751
		85,574,843
Industrials 6.2%
Aerospace & Defense 3.2%
Honeywell International, Inc.	240,241	14,323,168
Raytheon Co.	336,592	21,494,765
United Technologies Corp.	314,862	22,367,797
		58,185,730
Industrial Conglomerates 1.5%
General Electric Co.	889,990	27,340,493
Machinery 1.5%
Dover Corp.	499,299	27,002,090
Information Technology 2.8%
Communications Equipment 1.3%
Brocade Communications Systems, Inc.*	3,043,734	24,532,496
Semiconductors & Semiconductor Equipment 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,340,935	26,803,706
Materials 5.7%
Chemicals 4.4%
Air Products & Chemicals, Inc.	317,980	32,408,522
Dow Chemical Co.	474,632	19,175,133
Praxair, Inc.	296,740	28,208,104
		79,791,759
Containers & Packaging 1.3%
Sonoco Products Co.	675,572	23,388,302
Telecommunication Services 4.2%
Diversified Telecommunication Services 4.2%
AT&T, Inc.	1,111,211	44,337,319
BCE, Inc. (a)	876,226	30,790,582
		75,127,901
Utilities 12.2%
Electric Utilities 10.4%
Allegheny Energy, Inc.	547,531	29,977,322
Duke Energy Corp. (a)	1,194,093	22,066,839
Entergy Corp.	207,140	25,016,298
Exelon Corp.	515,607	45,373,416
FirstEnergy Corp.	431,110	33,932,668
FPL Group, Inc.	466,271	31,482,618
		187,849,161
Multi-Utilities 1.8%
PG&E Corp.	839,860	33,250,057
Total Common Stocks (Cost $1,475,946,127)		1,719,660,054

Securities Lending Collateral 11.8%
Daily Assets Fund Institutional, 2.76% (b) (c) (Cost $214,891,045)	214,891,045	214,891,045

Cash Equivalents 4.9%
Cash Management QP Trust, 2.48% (b) (Cost $88,684,155)	88,684,155	88,684,155
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,779,521,327)+	111.6	2,023,235,254
Other Assets and Liabilities, Net	(11.6)	(210,827,298)
Net Assets	100.0	1,812,407,956
* Non-income producing security.
+ The cost for federal income tax purposes was $1,780,542,532. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $242,692,722. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $290,910,020 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $48,217,298.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2008 amounted to $205,207,967 which is 11.3% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 2,023,235,254
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$ 2,023,235,254

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,475,946,127) — including $205,207,967 of securities loaned	$ 1,719,660,054
Investment in Daily Assets Fund Institutional (cost $214,891,045)*	214,891,045
Investment in Cash Management QP Trust (cost $88,684,155)	88,684,155
Total investments, at value (cost $1,779,521,327)	2,023,235,254
Receivable for investments sold	28,619,069
Dividends receivable	2,624,367
Interest receivable	305,747
Receivable for Fund shares sold	3,337,269
Other assets	50,794
Total assets	2,058,172,500
Liabilities
Foreign cash overdraft (cost $32,080)	31,928
Payable for investments purchased	23,704,044
Payable upon return of securities loaned	214,891,045
Payable for Fund shares redeemed	5,035,644
Accrued management fee	613,487
Other accrued expenses and payables	1,488,396
Total liabilities	245,764,544
Net assets, at value	$ 1,812,407,956
Net Assets Consist of
Undistributed net investment income	3,900,594
Net unrealized appreciation (depreciation) on: Investments	243,713,927
Foreign currency	152
Accumulated net realized gain (loss)	59,850,701
Paid-in capital	1,504,942,582
Net assets, at value	$ 1,812,407,956
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of May 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($316,189,121 ÷ 15,019,865 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 21.05
Maximum offering price per share (100 ÷ 94.25 of $21.05)	$ 22.33

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($27,169,155 ÷ 1,288,506 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 21.09

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,249,621 ÷ 1,483,602 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 21.06
Class S Net Asset Value, offering and redemption price(a) per share ($1,373,091,531 ÷ 65,212,547 shares of capital stock outstanding, $.01 par value,150,000,000 shares authorized)	$ 21.06
Institutional Class Net Asset Value, offering and redemption price(a) per share ($64,708,528 ÷ 3,066,792 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 21.10
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $27,171)	$ 15,538,498
Interest	9,748
Interest — Cash Management QP Trust	2,362,388
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	340,892
Total Income	18,251,526
Expenses: Management fee	3,655,679
Administration fee	867,045
Services to shareholders	1,380,101
Custodian fee	21,265
Distribution and service fees	638,329
Professional fees	82,599
Directors' fees and expenses	117,459
Reports to shareholders and shareholder meeting	399,207
Registration fees	28,266
Other	48,010
Total expenses before expense reductions	7,237,960
Expense reductions	(90,520)
Total expenses after expense reductions	7,147,440
Net investment income (loss)	11,104,086
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	62,742,273
Foreign currency	(132,921)
Payments by affiliates (see Note G)	69,957
62,679,309
Change in net unrealized appreciation (depreciation) on: Investments	(892,237)
Foreign currency	341
(891,896)
Net gain (loss)	61,787,413
Net increase (decrease) in net assets resulting from operations	$ 72,891,499

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income (loss)	$ 11,104,086	$ 26,844,363
Net realized gain (loss)	62,679,309	310,768,489
Change in net unrealized appreciation (depreciation)	(891,896)	(127,486,702)
Net increase (decrease) in net assets resulting from operations	72,891,499	210,126,150
Distributions to shareholders from: Net investment income: Class A	(2,075,812)	(5,115,752)
Class B	(86,774)	(217,487)
Class C	(107,585)	(262,383)
Class S	(11,780,905)	(25,807,324)
Institutional Class	(563,795)	(1,055,646)
Net realized gains: Class A	(51,573,883)	(31,879,304)
Class B	(5,012,420)	(3,230,230)
Class C	(5,465,257)	(3,101,069)
Class S	(238,215,746)	(126,415,439)
Institutional Class	(10,746,931)	(4,667,708)
Total distributions	(325,629,108)	(201,752,342)
Fund share transactions: Proceeds from shares sold	106,188,899	101,676,976
Reinvestment of distributions	305,486,781	189,105,276
Cost of shares redeemed	(162,976,833)	(410,331,900)
Redemption fees	137,795	4,005
Net increase (decrease) in net assets from Fund share transactions	248,836,642	(119,545,643)
Increase (decrease) in net assets	(3,900,967)	(111,171,835)
Net assets at beginning of period	1,816,308,923	1,927,480,758
Net assets at end of period (including undistributed net investment income of $3,900,594 and $7,411,379, respectively)	$ 1,812,407,956	$ 1,816,308,923

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.51	$ 24.40	$ 22.87	$ 22.15	$ 19.93	$ 17.09
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.28	.38[e]	.34	.30	.25
Net realized and unrealized gain (loss)	.75	2.34	2.63	.79	2.16	2.81
Total from investment operations	.86	2.62	3.01	1.13	2.46	3.06
Less distributions from: Net investment income	(.16)	(.36)	(.33)	(.41)	(.24)	(.22)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.32)	(2.51)	(1.48)	(.41)	(.24)	(.22)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.05	$ 24.51	$ 24.40	$ 22.87	$ 22.15	$ 19.93
Total Return (%)[c]	4.18**	11.65[d]	13.98[e]	5.21[d]	12.34[d]	18.16[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	316	300	363	364	283	152
Ratio of expenses before expense reductions (%)	1.04*	1.00	1.02	1.06	1.32	1.30
Ratio of expenses after expense reductions (%)	1.04*	.99	1.02	1.05	1.21	1.29
Ratio of net investment income (loss) (%)	1.07*	1.21	1.65[e]	1.52	1.39	1.41
Portfolio turnover rate (%)	59**	86	76	56	39	69
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.54	$ 24.41	$ 22.88	$ 22.14	$ 19.91	$ 17.07
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.09	.18[e]	.14	.14	.11
Net realized and unrealized gain (loss)	.76	2.34	2.64	.82	2.15	2.81
Total from investment operations	.78	2.43	2.82	.96	2.29	2.92
Less distributions from: Net investment income	(.07)	(.15)	(.14)	(.22)	(.06)	(.08)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.23)	(2.30)	(1.29)	(.22)	(.06)	(.08)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.09	$ 24.54	$ 24.41	$ 22.88	$ 22.14	$ 19.91
Total Return (%)[c]	3.75**	10.74[d]	13.04[e]	4.30[d]	11.51[d]	17.20[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	30	37	48	50	50
Ratio of expenses before expense reductions (%)	1.88*	1.83	1.89	1.98	2.21	2.16
Ratio of expenses after expense reductions (%)	1.88*	1.82	1.89	1.90	1.96	2.11
Ratio of net investment income (loss) (%)	.23*	.38	.78[e]	.67	.64	.59
Portfolio turnover rate (%)	59**	86	76	56	39	69
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.52	$ 24.40	$ 22.86	$ 22.13	$ 19.91	$ 17.07
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.11	.21[e]	.17	.14	.11
Net realized and unrealized gain (loss)	.75	2.34	2.64	.79	2.15	2.82
Total from investment operations	.78	2.45	2.85	.96	2.29	2.93
Less distributions from: Net investment income	(.08)	(.18)	(.16)	(.23)	(.07)	(.09)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.24)	(2.33)	(1.31)	(.23)	(.07)	(.09)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.06	$ 24.52	$ 24.40	$ 22.86	$ 22.13	$ 19.91
Total Return (%)[c]	3.77**	10.86[d]	13.16[e]	4.38	11.51[d]	17.23[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	32	36	42	38	21
Ratio of expenses before expense reductions (%)	1.80*	1.74	1.75	1.81	2.08	2.09
Ratio of expenses after expense reductions (%)	1.80*	1.73	1.75	1.81	1.96	2.07
Ratio of net investment income (loss) (%)	.31*	.47	.93[e]	.76	.64	.63
Portfolio turnover rate (%)	59**	86	76	56	39	69
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.52	$ 24.40	$ 22.88	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[c]	.14	.36	.45[e]	.40
Net realized and unrealized gain (loss)	.76	2.35	2.63	.55
Total from investment operations	.90	2.71	3.08	.95
Less distributions from: Net investment income	(.20)	(.44)	(.41)	(.28)
Net realized gains	(4.16)	(2.15)	(1.15)	—
Total distributions	(4.36)	(2.59)	(1.56)	(.28)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 21.06	$ 24.52	$ 24.40	$ 22.88
Total Return (%)	4.37**	12.06[d]	14.33[e]	4.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,373	1,394	1,438	1,483
Ratio of expenses before expense reductions (%)	.72*	.67	.71	.68*
Ratio of expenses after expense reductions (%)	.72*	.66	.71	.68*
Ratio of net investment income (loss) (%)	1.39*	1.54	1.96[e]	1.89*
Portfolio turnover rate (%)	59**	86.76		56
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.56	$ 24.44	$ 22.91	$ 22.19	$ 19.98	$ 17.13
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.38	.46[d]	.42	.37	.32
Net realized and unrealized gain (loss)	.76	2.35	2.64	.79	2.17	2.83
Total from investment operations	.91	2.73	3.10	1.21	2.54	3.15
Less distributions from: Net investment income	(.21)	(.46)	(.42)	(.49)	(.33)	(.30)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.37)	(2.61)	(1.57)	(.49)	(.33)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.10	$ 24.56	$ 24.44	$ 22.91	$ 22.19	$ 19.98
Total Return (%)	4.41**	12.13[c]	14.45[c,d]	5.64[c]	12.65[c]	18.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	61	53	35	8	13
Ratio of expenses before expense reductions (%)	.59*	.58	.66	.68	.94	.87
Ratio of expenses after expense reductions (%)	.59*	.57	.64	.66	.86	.87
Ratio of net investment income (loss) (%)	1.52*	1.63	2.03[d]	1.91	1.74	1.83
Portfolio turnover rate (%)	59**	86	76	56	39	69
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Large Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $956,359,757 and $949,064,788, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor.

Pursuant to a written contract, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund. The Advisor compensates DeAMi out of the management fee it receives from the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the six months ended May 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

For the period from December 1, 2007 through March 31, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.80%
Institutional Class	.65%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended May 31, 2008, the Advisor received an Administration Fee of $867,045, of which $152,348 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2008
Class A	$ 198,254	$ 147,588
Class B	36,938	26,937
Class C	28,471	20,064
Class S	723,794	499,106
Institutional Class	557	440
	$ 988,014	$ 694,135

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 102,548	$ 17,476
Class C	112,387	19,528
	$ 214,935	$ 37,004

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annualized Effective Rate
Class A	$ 352,586	$ 122,000.24%
Class B	33,589	10,230.25%
Class C	37,219	10,472.25%
	$ 423,394	$ 142,702

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2008 aggregated $11,460.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2008 the CDSC for Class B and C shares aggregated $18,480 and $134, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $11,331, of which $6,646 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $83,420 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the Fund's custodian fee was reduced by $442 and $6,658 for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,441,010	$ 49,854,440	2,167,471	$ 50,835,604
Class B	119,947	2,453,532	89,076	2,088,004
Class C	208,597	4,267,267	139,666	3,260,838
Class S	1,791,439	36,454,828	1,767,214	41,611,393
Institutional Class	616,069	13,158,832	163,302	3,881,137
		$ 106,188,899		$ 101,676,976
Shares issued to shareholders in reinvestment of distributions
Class A	2,461,017	$ 50,852,001	1,522,303	$ 34,820,690
Class B	228,586	4,743,739	140,746	3,220,134
Class C	218,349	4,524,399	118,425	2,709,414
Class S	11,337,065	234,096,955	6,232,765	142,652,883
Institutional Class	545,073	11,269,687	248,630	5,702,155
		$ 305,486,781		$ 189,105,276
Shares redeemed
Class A	(2,111,094)	$ (42,770,387)	(6,353,433)	$ (148,916,231)
Class B	(278,490)	(5,711,367)	(545,734)	(12,805,237)
Class C	(245,982)	(5,098,074)	(410,808)	(9,680,257)
Class S	(4,744,575)	(97,497,815)	(10,100,265)	(236,662,206)
Institutional Class	(584,530)	(11,899,190)	(95,538)	(2,267,969)
		$ (162,976,833)		$ (410,331,900)
Redemption fees		$ 137,795		$ 4,005
Net increase (decrease)
Class A	2,790,933	$ 57,937,246	(2,663,659)	$ (63,258,112)
Class B	70,043	1,485,960	(315,912)	(7,496,165)
Class C	180,964	3,827,494	(152,717)	(3,709,874)
Class S	8,383,929	173,056,613	(2,100,286)	(52,396,835)
Institutional Class	576,612	12,529,329	316,394	7,315,343
		$ 248,836,642		$ (119,545,643)

G. Payments Made by Affiliates

During the six months ended May 31, 2008, the Advisor fully reimbursed the Fund $69,957 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Large Cap Value Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	49,182,713.2421	2,712,656.1253
Henry P. Becton, Jr.	49,119,924.9796	2,775,444.3878
Dawn-Marie Driscoll	49,129.570.6666	2,765,798.7008
Keith R. Fox	49,130,626.0418	2,764,743.3256
Paul K. Freeman	49,154,391.0328	2,740,978.3346
Kenneth C. Froewiss	49,155,345.5137	2,740,023.8537
Richard J. Herring	49,166,416.6405	2,728,952.7269
William McClayton	49,151,968.0115	2,743,401.3559
Rebecca W. Rimel	49,139,719.7813	2,755,649.5861
William N. Searcy, Jr.	49,127,552.5229	2,767,816.8445
Jean Gleason Stromberg	49,139,305.2808	2,756,064.0866
Robert H. Wadsworth	49,132,607.8871	2,762,761.4803
Axel Schwarzer	49,130,644.4881	2,764,724.8793

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
41,250,609.9700	2,636,040.1259	2,906,904.2715

3. Approval of a Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
40,383,204.7375	3,399,254.3630	3,010,415.2688

The meeting was reconvened on May 1, 2008, at which time the following matter was not approved by shareholders because the matter failed to receive sufficient shareholder votes:

4-C. Approval of Articles of Amendment and Restatement.

Number of Votes:
For	Against	Abstain
43,501,071.1440	2,981,674.8260	3,447,959.0735

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-606	23338F-705
Fund Number	086	286	386	2312	1486

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

DWS VALUE SERIES, INC.

PART C - OTHER INFORMATION

Item 15.	Indemnification.

Article 4.2 of the Registrant's Articles of Incorporation (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Articles of Incorporation does not protect any person against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the directors who is not an "interested director" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Director") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Agreement and Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Directors' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the directors who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Directors") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Directors by Deutsche Bank in connection with the Independent Directors' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Directors) and consultants, whether retained by the Registrant or the Non-interested Directors, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Directors against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Directors, arising from the Private Litigation and Enforcement, including without limitation:

1. all reasonable legal and other expenses incurred by the Non-interested Directors in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and expenses incurred by any Non-interested Director in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or expense incurred by any Non-interested Director as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Directors or acting otherwise) for the benefit of the Non-interested Director, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or expense incurred by any Non-interested Director, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Director is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5. all liabilities and expenses incurred by any Non-interested Director in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Director (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Director ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Director to the Registrant or its shareholders to which such Non-interested Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Director's duties as a Director of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Non-interested Director with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Director's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Director's duties as a Director of the Registrant, such Non-interested Director has undertaken to repay such costs or expenses to DIMA.

On November 14, 2007, the Registrant and DIMA entered into an agreement that provides certain retiring Non-interested Directors certain assurances regarding continuation of insurance and indemnification rights. More specifically, the agreement provides that the Registrant shall take all actions reasonably necessary to assure that the retirement of certain Non-interested Directors and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of those Non-interested Directors to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that those Non-interested Directors may incur or suffer arising from or with respect to those Non-interested Directors' service in such capacity, except to the extent that the consolidated Board determines in the exercise of its duties to modify the rights of all Board members, past and present, without distinction. It is understood that any such modification of rights shall not, without the written consent of the Non-interested Directors, serve to modify any contractual rights that the Non-interested Directors may have under any agreement to which the Non-interested Directors and the Registrant are parties.

For the six-year period following the election or appointment of members of the consolidated Board, the Registrant currently expect to maintain, D&O/E&O Insurance and IDL Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Registrant and all funds overseen by the consolidated Board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance; subject however to the right of the consolidated Board in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the Registrant provided that any such reduction in coverage apply equally to their present and former Directors.

Pursuant to the agreement, DIMA has agreed that the retirement of the Non-interested Directors under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Non-interested Directors may have under any agreement of indemnification between an Non-interested Directors and DIMA, including without limitation agreements of indemnification currently in effect with respect to matters related to market timing and matters related to merged or liquidated funds. Upon request made by any Non-interested Directors, DIMA has agreed to execute a separate instrument confirming the existence and continuation of any such agreement of indemnification.

In addition, pursuant to the agreement, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Non-interested Directors sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA's discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Non-interested Directors substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such Non-interested Director.

Item 16.	Exhibits.
1.	(a)	Articles of Incorporation of Registrant, dated October 14, 1987. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
	(b)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 25, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
	(c)	Articles Supplementary to Articles of Incorporation of Registrant, dated February 26, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(d)	Articles Supplementary to Articles of Incorporation of Registrant, dated December 28, 1990. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
(e)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 24, 1992. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
(f)	Articles Supplementary to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
(g)	Articles of Amendment to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
(h)	Articles of Amendment to Articles of Incorporation of Registrant, dated December 2, 1996. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(i)	Articles of Amendment to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)
(j)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(k)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)
(l)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 19, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(m)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 30, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(n)	Articles of Amendment to the Charter of the Corporation, dated January 15, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(o)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

(p)	Articles of Amendment to Articles of Incorporation of Registrant, dated May 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(q)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)
(r)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)
(s)	Articles of Amendment and Restatement, dated July 12, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)
(t)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 14, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)
(u)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)
(v)	Articles of Amendment to Articles of Incorporation of Registrant, dated August 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)
(w)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 26, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)
(x)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 21, 2005. (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement.)
(y)	Articles of Amendment to Articles of Incorporation of Registrant, dated January 26, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
(z)	Articles of Amendment to Articles of Incorporation of Registrant, dated July 13, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
(aa)	Articles of Amendment to Articles of Incorporation of Registrant, dated August 15, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)

	(bb)	Articles of Amendment to Articles of Incorporation of Registrant, dated October 4, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
	(cc)	Articles of Amendment to Articles of Incorporation of Registrant, dated November 3, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
	(dd)	Articles of Amendment to Articles of Incorporation of Registrant, dated November 3, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
2.	(a)	By-laws. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)
(b)

Amended By-laws, dated July 17, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)Amendment to the By-laws, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(c)	Amendment to the By-laws, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)
	(d)	Amendment to By-laws, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)
	(e)	Amendment to By-laws, dated September 24, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)
	(f)	Amendment to By-laws, dated November 19, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)
	(g)	Amendment to By-laws, dated November 15, 2005. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement.)
	(h)	Amended and Restated By-laws, dated June 1, 2008, is filed herein.
3.		Not applicable.
4.		Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.
5.		Not applicable.

6.	(a)

Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman High Return Equity Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(b)

Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman Small Cap Value Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(c)

Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman Concentrated Value Fund and Deutsche Asset Management Americas Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(d)

Investment Management Agreement between Registrant, on behalf of Scudder-Dreman Mid Cap Value Fund and Deutsche Asset Management Americas Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(e)

Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(f)

Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(g)

Amendment to Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 23, 2003 (Scudder-Dreman Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement which was filed on March 29, 2004.)

(h)

Amendment to Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 23, 2003 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement which was filed on March 29, 2004.)

(i)

Sub-Advisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated June 1, 2005 (Scudder-Dreman Concentrated Value Fund). (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(j)

Sub-Advisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated August 1, 2005 (Scudder-Dreman Mid Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(k)

Investment Management Agreement between Registrant, on behalf of DWS Large Cap Value Fund and Deutsche Asset Management Americas Inc., dated April 11, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

(l)

Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management International GmbH dated April 25, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

7.	(a)

Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(b)

Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. on behalf of Scudder Large Cap Value Fund and its Class AARP shares and Class S shares, to be filed by amendment.

	(c)	Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.)
8.	(a)

Form of Retirement Agreement between the Registrant and each of Donald Dunaway, James Edgar, Robert Hoffman and Shirley Peterson dated November 14, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

	(b)	Indemnification and Reimbursement Agreement between the Registrant and DIMA dated November 14, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

9.	(a)

Master Custodian Agreement, dated March 17, 2004, between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement.)

	(b)	Amendment to Custody Contract between the Registrant and State Street Bank, dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)
	(c)	Amendment to Custody Contract between Registrant and State Street Bank, dated July 30, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)
10.	(a)

Rule 12b-1 Plan between Scudder Contrarian Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(b)

Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(c)

Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(d)

Rule 12b-1 Plan between Scudder Dreman-High Return Equity Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(e)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(f)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(g)

Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(h)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(i)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(j)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.)
(k)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(l)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(m)

Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(n)

Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class A) and Scudder Distributors, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

(o)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class B) and Scudder Distributors, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement).

(p)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class C) and Scudder Distribution, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

(q)

Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class A) and Scudder Distributors, Inc. dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(r)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class B) and Scudder Distributors, Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(s)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class C) and Scudder Distributors, Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(t)	Amended and Restated Multi-Distribution System Plan (Rule 18f-3 Plan), dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement.)
11.		Opinion and Consent of Vedder Price P.C. to be filed by amendment.
12.		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP to be filed by amendment.
13.	(a)

Agency Agreement between the Registrant and DWS Scudder Investments Service Corporation dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

(b)

Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Contrarian Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(c)

Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(d)

Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(e)

Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation (Scudder-Dreman Mid Cap Value Fund) dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(f)

Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration statement.)

	(g)	First Amendment to Fund Accounting Services Agreement dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)
(h)

Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder Distributors, Inc. and certain financial intermediaries. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

(i)

Form of Expense Limitation Agreement, dated October 1, 2007, between the Registrant and Deutsche Investment Management Americas Inc. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

(j)

Form of Administrative Services Agreement dated April 11, 2007 between DWS Value Series, Inc. on behalf of DWS Large Cap Value Fund. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

	(k)	Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.)
14.	(a)	Consent of Ernst & Young LLP to be filed by amendment.
	(b)	Consent of PricewaterhouseCoopers LLP to be filed by amendment.
15.		Not applicable.
16.		Powers of Attorney are filed herein.
17.		Form of Proxy is filed herein and appears following Part A of this Registration Statement.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 8th day of August 2008.

DWS VALUE SERIES, INC. By:/s/ Michael G. Clark Michael G. Clark President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on August 8, 2008.

Signature	Title
/s/ Michael G. Clark Michael G. Clark	President
/s/ Paul Schubert Paul Schubert	Chief Financial Officer and Treasurer
Dawn-Marie Driscoll* Dawn-Marie Driscoll	Chairperson and Director
John W. Ballantine * John W. Ballantine	Director
Henry P. Becton, Jr.* Henry P. Becton, Jr.	Director
Keith R. Fox* Keith R. Fox	Director
Paul K. Freeman * Paul K. Freeman	Director
Kenneth C. Froewiss* Kenneth C. Froewiss	Director
Richard J. Herring* Richard J. Herring	Director
William McClayton* William McClayton	Director

Rebecca W. Rimel* Rebecca W. Rimel	Director
Axel Schwarzer* Axel Schwarzer	Director
William N. Searcy, Jr.* William N. Searcy, Jr.	Director
Jean Gleason Stromberg* Jean Gleason Stromberg	Director
Robert H. Wadsworth* Robert H. Wadsworth	Director
*By /s/ John Millette John Millette**

**Attorney-in-fact pursuant to the powers of attorney filed herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
2(h)	Amended and Restated By-laws
16	Powers of Attorney